2000 Annual Report

[GRAPH]

TIAA-CREF Mutual Funds

Financial statements (audited)
including statements of investments

December 31, 2000

o  Money Market Fund
o  Bond PLUS Fund
o  Growth & Income Fund
o  Growth Equity Fund
o  International Equity Fund
o  Managed Allocation Fund
o  Tax-Exempt Bond Fund
o  High-Yield Bond Fund
o  Short-Term Bond Fund
o  Social Choice Equity Fund
o  Equity Index Fund

[logo]

TIAA-CREF MUTUAL FUNDS

2000 ANNUAL REPORT

CONTENTS

     FUND PERFORMANCE

          Money Market Fund                      6
          Bond PLUS Fund                         8
          Growth & Income Fund                  10
          Growth Equity Fund                    12
          International Equity Fund             14
          Managed Allocation Fund               16
          Tax-Exempt Bond Fund                  18
          High-Yield Bond Fund                  20
          Short-Term Bond Fund                  22
          Social Choice Equity Fund             24
          Equity Index Fund                     26

     STATEMENTS OF INVESTMENTS

          Money Market Fund                     28
          Bond PLUS Fund                        29
          Growth & Income Fund                  32
          Growth Equity Fund                    38
          International Equity Fund             56
          Managed Allocation Fund               65
          Tax-Exempt Bond Fund                  66
          High-Yield Bond Fund                  67
          Short-Term Bond Fund                  71
          Social Choice Equity Fund             73
          Equity Index Fund                     76

     FINANCIAL STATEMENTS

          Report of Management Responsibility  105
          Report of the Audit Committee        106
          Report of Independent Auditors       107
          Statements of Assets and Liabilities 108
          Statements of Operations             110
          Statements of Changes in Net Assets  112
          Financial Highlights                 115
          Notes to Financial Statements        120

     IMPORTANT TAX INFORMATION                 125

     TIAA-CREF PRODUCTS AND SERVICES           127


(C)2001 TIAA-CREF

FROM THE VICE CHAIRMAN:

During 2000 TIAA-CREF Mutual Funds expanded their offerings, adding three fixed-income funds and two equity funds. This brings the total number of our funds to eleven and provides investors with a greater range of investment opportunities. These new investment options can allow you to broaden the diversity of your portfolio and help you meet your financial objectives.

The longest expansion in our nation's history continued during 2000, but by the end of the year economic growth had slowed markedly. The economic overviews following this letter explain some of the reasons for these changes, but the bottom line on Wall Street was a 9.1 percent decline in the S&P 500 Stock Index, after five consecutive years in which that index posted annual returns of more than 20 percent.

At the same time, fixed-income markets advanced strongly. Bonds in particular, having just weathered their worst year in more than a quarter century in 1999, soared during 2000. The Lehman Brothers Aggregate Bond Index, which tracks the performance of more than 6,000 government, corporate, and mortgage-backed bonds, posted a twelve-month return of 11.63 percent, more than twice the historical average for domestic bonds.

In this volatile environment, the performance of the TIAA-CREF Mutual Funds was divided sharply along asset-class lines. Our five fixed-income funds performed very well, with four of the five surpassing their respective benchmarks. All of the equity funds and those funds containing equity segments suffered from the worldwide decline in stock prices. However, two of them, the Growth & Income Fund and the Growth Equity Fund, managed to outpace their benchmarks, while the Equity Index Fund closely tracked the Russell 3000(R) Index, as it is designed to do. Our Money Market Fund maintained its place as one of the top money market funds in the nation. The following report provides detailed commentaries on each fund's performance and a list of the holdings of each fund at year's end.

For most investors, the return on a diversified portfolio was substantially smaller last year than in recent years. In such a period, the low expense charges of TIAA-CREF Mutual Funds, after waivers, make a bigger difference than ever in an investor's bottom line, because the ratio of expenses to earnings becomes greater when earnings are lower. We maintain our commitment to keeping expenses low, while providing disciplined investment management and first-rate customer service.

                                               /s/ Martin L. Leibowitz
                                               ---------------------------
                                               Martin L. Leibowitz
                                               Vice Chairman and
                                               Chief Investment Officer

THE ECONOMIC ENVIRONMENT IN 2000

THE U.S. ECONOMY

The U.S. economy's rate of growth slowed sharply during 2000. Real (i.e., inflation-adjusted) gross domestic product (GDP) grew 5 percent for the year, but growth decelerated during the second half.

     Growth slowed from 4.8 percent in the first quarter to 1.4 percent in the fourth, the lowest quarterly rate since 1995 (Chart 1). Meanwhile, inflation, as measured by the Consumer Price Index (CPI), was 3.4 percent for the year versus only 2.7 percent in 1999. This was largely due to higher energy prices, as the CPI for energy increased 14 percent during the year.

     Several factors produced the economic slowdown. Demand in early 2000 was at unsustainable levels, way above the trend growth rate of potential output. Energy prices soared, squeezing business profits and consumer spending (Chart
2). The Fed raised interest rates to head off the inflation risks of higher energy prices and tight labor markets. By May, the Fed funds target rate reached
6.5 percent, 1.75 percentage points higher than it had been eleven months earlier. Equity markets declined, especially the technology-laden Nasdaq. This diminished household wealth and made equity financing less attractive for businesses. Finally, a strong dollar exacerbated the U.S. trade deficit, making imports cheaper and exports less competitive.

     Faced with rising interest rates, higher energy bills, and less stock market wealth, consumers retrenched. Real consumer spending slowed from a brisk
7.6 percent annual rate in the first quarter to 2.9 percent in the fourth quarter. As consumption softened, equity valuations fell, and profit margins decreased due to rising labor and energy costs, firms pared their investment plans. The rate of capital spending by business dropped from an annual rate of 21 percent in the first quarter to -1.5 percent in the fourth. Even investment in information technology slowed substantially, from a stunning 31.4 percent annual rate in the first quarter, to a more subdued 9.6 percent in the last.

CHART 1

Real Gross Domestic Product
Quarter to Quarter Annualized Percent Change

         [The following table represents a chart in the printed piece.]

03/31/98       6.53%
06/30/98       2.92
09/30/98       3.45
12/31/98       5.59
03/31/99       3.53
06/30/99       2.46
09/30/99       5.70
12/31/99       8.25
03/31/00       4.83
06/30/00       5.65
09/30/00       2.19
12/31/00       1.40

                                             Source: Bureau of Economic Analysis

         CHART 2
         CPI for Energy (Monthly)

Year over Year Percent Change

         [The following table represents a chart in the printed piece.]

        01/01/98            -6.47%
        02/01/98            -8.62
        03/01/98            -8.74
        04/01/98            -7.36
        05/01/98            -5.42
        06/01/98            -6.11
        07/01/98            -5.88
        08/01/98            -8.17
        09/01/98           -10.31
        10/01/98             -9.4
        11/01/98            -9.32
        12/01/98            -8.91

        01/01/99            -7.39
        02/01/99            -5.71
        03/01/99               -3
        04/01/99                3
        05/01/99             1.85
        06/01/99             1.17
        07/01/99             3.51
        08/01/99             7.21
        09/01/99            10.29
        10/01/99            10.07
        11/01/99            10.28
        12/01/99            13.41

        01/01/00            14.75
        02/01/00               20
        03/01/00            24.23
        04/01/00            14.96
        05/01/00             14.3
        06/01/00             21.5
        07/01/00            19.42
        08/01/00            13.36
        09/01/00            15.67
        10/01/00            15.85
        11/01/00            15.84
        12/01/00            13.96
                                              Source: Bureau of Labor Statistics

     The foreign trade deficit was a further drag on growth during 2000. Supported by a strong dollar, imports rose. Although exports improved, that was not enough to offset the rise in imports. Finally, government spending was modest, rising just 2.8 percent for the year.

     Consequently, 2000 ended on a decidedly weaker note. By the fourth quarter it became apparent that demand was stalling, bringing the economy perilously close to recession. Waning demand and recession talk all contributed to a fall in stock prices. The Russell 3000(R) Index and the technology-heavy Nasdaq returned -7.5 percent and -39.3 percent respectively for the year.


                                                  /s/ Leo C. Kamp
                                                  ------------------------
                                                  Leo C. Kamp
                                                  TIAA-CREF Economist
4 TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

THE GLOBAL ECONOMY

For 2000, global equity markets gave up gains run up early in the year, and by year-end showed a loss of 14 percent. Disappointing profit results and warnings contributed to the drop, with many technology shares particularly hard hit. This occurred against the backdrop of a slowing global economy, led by a rapid decline in the growth of demand in the United States, in the latter part of the year.

     In the first half of 2000, key central banks viewed accelerating global growth as potentially inflationary--especially in light of sharply increased energy prices--causing them to push policy interest rates higher. The reduction in real incomes as a result of higher energy prices and higher interest rates contributed to the downward shift in the outlook for growth and corporate profits.

     Interest rates for long-term government bonds declined by more than 0.50 percent worldwide during the year, partly because tighter monetary policies and slower global economic growth helped restrain inflation. The decline was also due to the unprecedented level of repurchases of outstanding public debt, which reduced the supply of government bonds. This was made possible by an extraordinarily large U.S. budget surplus and, in Europe, by the proceeds of privatizations of government-owned companies and the auctioning of telecommunications licenses.

     Japan continues to experience anemic growth rates, with exports weakened by the global slowdown. However, improved corporate profitability, resulting, in part, from corporate restructurings, has spurred capital investment. Also propping economic growth is the latest in a series of fiscal stimulus packages. Consumption remains muted by relatively high levels of unemployment and job uncertainties.

     In the euro area, improved fiscal positions have allowed increased public spending and tax cuts--spurred by competition among these countries to attract foreign investment. Household spending has slowed because of rising energy prices.

MSCI WORLD INDICES (IN U.S. DOLLARS)

         [The following table represents a chart in the printed piece.]

                                        MSCI World
                                       Information
              MSCI World Index    Technology Index

      12/01/99            1420.89             199.59
      01/01/00            1338.25             185.49
      02/01/00            1340.58             207.12
      03/01/00            1431.94             219.18
      04/01/00            1370.11             201.63
      04/01/00            1334.14             181.11
      06/01/00            1377.72             198.79
      07/01/00            1337.65             186.55
      08/01/00            1379.87             204.34
      09/01/00            1305.25             166.45
      10/01/00            1282.14             153.68
      11/01/00            1203.05             126.75
      12/01/00            1221.25             116.16

                              Source: Morgan Stanley Capital International, Inc.


INTEREST RATES

         [The following table represents a chart in the printed piece.]

                 Global               US         Euro-area            Japan
              long-term       short-term        short-term       short-term

   12/01/99           4.81             6.13              3.44             0.31
   01/01/00           4.89             6.04              3.34             0.15
   02/01/00           4.87              6.1              3.54             0.13
   03/01/00           4.81              6.2              3.75             0.14
   04/01/00           4.74             6.31              3.93             0.12
   05/01/00           4.75             6.75              4.35              0.1
   06/01/00           4.72             6.79               4.5             0.13
   07/01/00           4.63             6.73              4.58             0.22
   08/01/00           4.68             6.69              4.78             0.32
   09/01/00           4.64             6.67              4.85             0.41
   10/01/00           4.56             6.78              5.04             0.52
   11/01/00           4.38             6.75              5.09             0.55
   12/01/00           4.19             6.54              4.93             0.62

                              Source: British Bankers Association and Datastream


     A slowing global economy, together with easing inflationary pressures, is likely to set the stage for generally easier monetary conditions. Resulting lower interest rates combined with fiscal stimuli, should soften the degree and duration of the global slowdown.

                                                   Harvey S. Kerrich
                                                   ------------------------
                                                   Harvey S. Kerrich
                                                   TIAA-CREF Economist

                                     2000 Annual Report TIAA-CREF Mutual Funds 5

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Money Market Fund seeks high current income, to the extent consistent with maintaining liquidity and preserving capital.

PORTFOLIO PROFILE

o Invests in money market securities classified at the time of purchase as "first-tier securities" that are ranked in the highest category by at least two nationally recognized statistical rating organizations.

o    Seeks to maintain an average weighted maturity of 90 days or less.

o    Limits longest maturity to 397 days.

PERFORMANCE IN 2000

During 2000, the Money Market Fund returned 6.33 percent, outperforming its benchmark, the iMoneyNet Money Fund Report Average(TM)--All Taxable by 0.45 percent. The fund was 0.63 percentage points ahead of its competition as measured by the Lipper Money Market Funds' Average.

     During the year, the Federal Reserve raised interest rates, producing a total overall increase of a full percentage point. However, in December the Fed decided to move toward easing interest rates at the beginning of the new year amid signs of a slowdown across many sectors of the economy.

     During the fourth quarter, we made minor asset allocation changes to the fund's composition. First, we increased our holdings in U.S. government agency securities and floating/variable rate securities. Second, we decreased our holdings in bank obligations and commercial paper. We made these asset allocation changes to the fund because we saw the economy starting to slow.

     As of December 31, the fund's assets surpassed $612 million.



6    TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

ASSET ALLOCATION AS OF 12/31/2000

         [The following table represents a chart in the printed piece.]

Commercial Paper                   76%
Floating and Variable Notes        15%
US Government Agency Securities     9%


$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                                             iMoneyNet
                         Lipper      Money Fund Report
                   Money Market         Average(TM) --
                  Funds Average            All Taxable      Money Market Fund

    09/02/97             $10000                 $10000                 $10000
    09/30/97              10040                  10041                  10044
    10/31/97              10081                  10084                  10090
    11/30/97              10121                  10126                  10132
    12/31/97              10164                  10170                  10179
    01/31/98              10207                  10214                  10226
    02/28/98              10244                  10253                  10269
    03/31/98              10286                  10297                  10317
    04/30/98              10328                  10340                  10363
    05/31/98              10370                  10384                  10407
    06/30/98              10411                  10426                  10456
    07/31/98              10454                  10471                  10504
    08/31/98              10497                  10515                  10552
    09/30/98              10538                  10558                  10598
    10/31/98              10579                  10601                  10643
    11/30/98              10618                  10641                  10689
    12/31/98              10658                  10683                  10734
    01/31/99              10697                  10724                  10778
    02/28/99              10732                  10759                  10817
    03/31/99              10769                  10799                  10860
    04/30/99              10806                  10838                  10902
    05/31/99              10844                  10877                  10945
    06/30/99              10881                  10915                  10988
    07/31/99              10920                  10956                  11032
    08/31/99              10960                  10999                  11078
    09/30/99              11001                  11042                  11125
    10/31/99              11046                  11086                  11174
    11/30/99              11089                  11131                  11223
    12/31/99              11135                  11178                  11276
    01/31/00              11183                  11226                  11330
    02/29/00              11228                  11272                  11381
    03/31/00              11277                  11323                  11436
    04/30/00              11326                  11374                  11491
    05/31/00              11378                  11429                  11549
    06/30/00              11431                  11483                  11609
    07/31/00              11488                  11542                  11672
    08/31/00              11544                  11600                  11736
    09/30/00              11598                  11657                  11798
    10/31/00              11655                  11717                  11862
    11/30/00              11711                  11774                  11925
    12/31/00              11768                  11834                  11990

PERFORMANCE AT A GLANCE AS OF
         12/31/2000
                                    AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES                           AVERAGE
                                    RATES OF TOTAL RETURN(1)        OF TOTAL RETURN(1)        ANNUAL          MATURITY
                                   1 YEAR   SINCE INCEPTION(2)   1 YEAR   SINCE INCEPTION(2)  EXPENSES  (DAYS) AS OF 12/26/00
                                   ------   ------------------   ------   ------------------  --------  ---------------------
MONEY MARKET FUND                   6.33%        5.60%            6.33%        19.91%           0.29%(3)          52

iMoneyNet Money Fund
  Report Average(TM)--All Taxable   5.88         5.18             5.88         18.35            0.49              49

Lipper Money Market Funds Average   5.70         5.02             5.70         17.73              --              --

                    NET ANNUALIZED YIELD
NET ASSETS     FOR THE 7 DAYS  ENDING 12/26/00
IN MILLIONS    CURRENT YIELD   EFFECTIVE YIELD
-----------    -------------   ---------------

  $612.05          6.39%             6.59%


       --          5.96              6.14

       --            --                --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE MONEY MARKET FUND. FUTURE RETURNS WILL FLUCTUATE. WE WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND, BUT IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE CURRENT YIELD MORE CLOSELY REFLECTS THE MONEY MARKET FUND'S CURRENT EARNINGS THAN DOES THE TOTAL RETURN.

(2)  INCEPTION DATE OF THE MONEY MARKET FUND WAS 9/2/97.

(3) THIS ANNUAL RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED UNTIL JULY 1, 2006.

THE TIAA-CREF MONEY MARKET FUND, LIKE THE OTHER TIAA-CREF MUTUAL FUNDS, IS NOT A DEPOSIT OF ANY BANK AND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER U.S. GOVERNMENT AGENCY.

                                    2000 ANNUAL REPORT TIAA-CREF Mutual Funds  7

BOND PLUS FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Bond PLUS Fund seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

PORTFOLIO PROFILE

o Aims to match the risk characteristics of the benchmark, so returns should be similar to those of the benchmark index.

o The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested in a broad range of investment-grade debt securities, such as U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed securities.

o The fund's second segment seeks enhanced returns through investments in illiquid or non-investment-grade securities, which won't be more than 25 percent of the fund's assets. Currently, this segment is less than 5 percent of the portfolio.

PERFORMANCE IN 2000

The Bond PLUS Fund posted a return of 11.68 percent in 2000, which was 0.05 percentage points ahead of the Lehman Brothers Aggregate Bond Index and 1.10 percentage points ahead of its competition, as measured by the Lipper Intermediate Investment Grade Debt Index.

     After weathering their second worst year in more than a quarter century during 1999, U.S. Treasury Securities enjoyed a stellar year in 2000. While yields declined across the curve by over 1 percentage point, U.S. Agency securities, corporate bonds, mortgage-backed securities, and commercial mortgage-backed securities underperformed similar duration U.S. Treasury securities for most of the year. Only the asset-backed sector exceeded by 0.40 percentage points the returns of similar duration Treasuries. Concerns in the second half of 2000 about a slowing economy led to weaker corporate credit fundamentals, resulting in wider spreads.

     Superior security selection in all sectors of the U.S. debt market contributed to the fund's solid performance versus its benchmark and peer group. The fund avoided names that experienced significant credit deterioration during 2000. For most of the year, we maintained an overweight position versus the benchmark in the asset-backed sector, and a neutral to underweight position in the corporate sector, which enhanced returns. At the beginning of the fourth quarter, the fund had moderately overweight positions in the U.S. Agency, mortgage-backed, asset-backed, and commercial mortgage-backed sectors, and neutral exposure in the corporate sector versus our benchmark, the Lehman Brothers Aggregate Bond Index. Our neutral to underweight position in corporate securities during the fourth quarter proved beneficial since this sector underperformed all other sectors in the benchmark.

     The fund's holdings of U.S. inflation-linked notes further enhanced returns as demand for them increased, with investors looking for protection against rising inflationary pressures.

8    TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

             LIPPER INTERMEDIATE    LEHMAN BROTHERS
                INVESTMENT GRADE     AGGREGATE BOND
                      DEBT INDEX              INDEX         BOND PLUS FUND

     09/02/97             $10000             $10000                 $10000
     09/30/97              10144              10147                  10143
     10/31/97              10266              10295                  10286
     11/30/97              10295              10342                  10345
     12/31/97              10389              10446                  10451
     01/31/98              10527              10580                  10591
     02/28/98              10513              10571                  10575
     03/31/98              10552              10607                  10627
     04/30/98              10601              10662                  10687
     05/31/98              10697              10764                  10781
     06/30/98              10782              10855                  10883
     07/31/98              10804              10878                  10914
     08/31/98              10950              11055                  11114
     09/30/98              11195              11314                  11369
     10/31/98              11104              11254                  11301
     11/30/98              11160              11318                  11328
     12/31/98              11208              11352                  11385
     01/31/99              11277              11433                  11446
     02/28/99              11077              11233                  11250
     03/31/99              11164              11294                  11324
     04/30/99              11202              11331                  11365
     05/31/99              11088              11231                  11250
     06/30/99              11050              11195                  11191
     07/31/99              11012              11147                  11141
     08/31/99              10999              11142                  11139
     09/30/99              11120              11271                  11273
     10/31/99              11137              11312                  11317
     11/30/99              11151              11312                  11315
     12/31/99              11099              11257                  11270
     01/31/00              11059              11220                  11223
     02/29/00              11180              11356                  11363
     03/31/00              11317              11506                  11504
     04/30/00              11247              11473                  11491
     05/31/00              11227              11467                  11468
     06/30/00              11465              11706                  11711
     07/31/00              11562              11812                  11812
     08/31/00              11723              11983                  11983
     09/30/00              11800              12059                  12059
     10/31/00              11842              12139                  12139
     11/30/00              12030              12337                  12337
     12/31/00              12273              12566                  12566


RISK CHARACTERISTICS: BOND PLUS VS. BENCHMARK AS OF 12/31/2000

MEASURE*                AVERAGE MATURITY   OPTION-ADJUSTED DURATION
                           (IN YEARS)            (IN YEARS)
----------------------  ----------------   ------------------------
Bond PLUS                     7.70                  4.86

Lehman Brothers
  Aggregate Bond Index        8.10                  4.71

--------------------------------------------------------------------------------

* AS CALCULATED USING AN ANALYTICAL MODEL DEVELOPED BY CMS BOND EDGE, A WIDELY RECOGNIZED RISK ANALYTIC SOFTWARE PACKAGE.

TOP FIVE MARKET SECTORS

                                  6/30/2000         12/31/2000
--------------------------------------------------------------
Mortgage-backed securities*          47%               49%

U.S. government securities           26                25

Corporate bonds                      24                22

Yankees**                             3                 3

Money market instruments              0                 1

--------------------------------------------------------------------------------

* INCLUDES GOVERNMENT-BACKED AND PRIVATE-LABEL SECURITIES AND ASSET-BACKED SECURITIES

**   FOREIGN GOVERNMENT AND CORPORATE BONDS DENOMINATED IN U.S. DOLLARS


PERFORMANCE AT A GLANCE AS OF 12/31/2000


                                 AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES
                                  RATES OF TOTAL RETURN(1)       OF TOTAL RETURN(1)                         NET ASSETS
                                 1 YEAR  SINCE INCEPTION(2)  1 YEAR  SINCE INCEPTION(2)   ANNUAL EXPENSES   IN MILLIONS
-----------------------------------------------------------------------------------------------------------------------
Bond PLUS Fund                   11.68%       7.15%          11.68%       25.86%             0.30%(3)         $232.62

Lehman Brothers
   Aggregate Bond Index          11.63        7.11           11.63        25.69               --               --

Lipper Intermediate Investment
  Grade Debt Index               10.58        6.34           10.58        22.73               --               --
-----------------------------------------------------------------------------------------------------------------------


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE BOND PLUS FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2)  INCEPTION DATE OF THE BOND PLUS FUND WAS 9/2/97.

(3) THIS ANNUAL RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED UNTIL JULY 1, 2006


                                    2000 ANNUAL REPORT TIAA-CREF Mutual Funds  9

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Growth & Income Fund seeks favorable long-term returns through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

PORTFOLIO PROFILE

o Employs TIAA-CREF's Dual Investment Management Strategy(SM) Indexed portion aims to slightly exceed the fund's benchmark, the S&P 500, with low volatility.

o Active portion (45 percent as of 12/31/2000) buys stocks when they are attractively priced compared to growth potential and asset value.

o Occasionally acquires stocks of foreign-based companies not in the benchmark.

PERFORMANCE IN 2000

The Growth & Income Fund posted a return of -7.33 percent in 2000, which was
1.77 percentage points ahead of the S&P 500 Index and 7.72 percentage points behind the competition, as measured by the Lipper Growth & Income Fund Index.

     The fund's slight overweight position versus the benchmark in the technology sector across a broad range of stocks led it to underperform the broader market as investor sentiment moved quickly toward sectors with lower growth rates and relative valuations. In particular, sizable holdings of AT&T and Lucent, large communications technology companies facing slowing growth and pressure on earnings, detracted from performance. A sector underweight in the stocks of consumer staples such as Coca-Cola and Philip Morris, which benefited from the shift away from technology, also was a drag on performance.

     Positive factors provided some compensation for the disappointing performance elsewhere. A slight overweight and strong stock selection in the healthcare sector included positions in Tenet Healthcare and Cardinal Health. Stock selection in financial services also contributed positively to performance, with shares of de-mutualized insurers such as Manulife, MetLife, and John Hancock Financial up significantly. A slight overweight position in energy stocks, such as Burlington Resources and Baker Hughes, were a further boost to performance.

10   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                         LIPPER
                GROWTH & INCOME                           GROWTH & INCOME
                     FUND INDEX            S&P 500                   FUND

    09/02/97             $10000             $10000                 $10000
    09/30/97              10505              10548                  10542
    10/31/97              10156              10195                  10207
    11/30/97              10440              10667                  10667
    12/31/97              10616              10851                  10837
    01/31/98              10636              10971                  10952
    02/28/98              11303              11762                  11708
    03/31/98              11826              12365                  12430
    04/30/98              11890              12490                  12651
    05/31/98              11708              12275                  12451
    06/30/98              11849              12773                  12917
    07/31/98              11559              12636                  12854
    08/31/98               9926              10809                  10934
    09/30/98              10372              11502                  11499
    10/31/98              11125              12437                  12482
    11/30/98              11661              13191                  13296
    12/31/98              12058              13951                  14143
    01/31/99              12171              14534                  14822
    02/28/99              11902              14082                  14313
    03/31/99              12313              14645                  15016
    04/30/99              13111              15212                  15686
    05/31/99              12921              14853                  15271
    06/30/99              13456              15677                  16248
    07/31/99              13070              15188                  15769
    08/31/99              12781              15113                  15471
    09/30/99              12379              14698                  15100
    10/31/99              12909              15628                  16029
    11/30/99              13023              15946                  16466
    12/31/99              13489              16885                  17602
    01/31/00              12960              16037                  16763
    02/29/00              12539              15733                  16674
    03/31/00              13716              17273                  18337
    04/30/00              13472              16753                  17795
    05/31/00              13422              16409                  17418
    06/30/00              13371              16814                  17881
    07/31/00              13323              16551                  17682
    08/31/00              14152              17579                  18846
    09/30/00              13764              16651                  17775
    10/31/00              13804              16580                  17664
    11/30/00              13048              15273                  16198
    12/31/00              13541              15348                  16312




TEN LARGEST HOLDINGS AS OF 12/31/2000

COMPANY                          % OF NET ASSETS   MARKET VALUE

---------------------------      ---------------   ------------
General Electric Co                    4.03%       $26,846,630
Exxon Mobil Corp                       2.84         18,911,514
Pfizer, Inc                            2.72         18,109,878
Cisco Systems, Inc                     2.39         15,917,585
Citigroup, Inc                         2.24         14,897,213
Microsoft Corp                         2.02         13,464,251
Wal-Mart Stores, Inc                   2.00         13,310,150
Merck & Co, Inc                        1.99         13,270,033
Intel Corp                             1.89         12,584,704
American International Group, Inc      1.84         12,271,524


PERFORMANCE AT A GLANCE AS OF 12/31/2000


                                   AVERAGE ANNUAL COMPOUND          CUMULATIVE RATES
                                    RATES OF TOTAL RETURN(1)        OF TOTAL RETURN(1)                         NET ASSETS
                                   1 YEAR  SINCE INCEPTION(2)   1 YEAR  SINCE INCEPTION(2)   ANNUAL EXPENSES   IN MILLIONS
                                   ------  ------------------   ------  ------------------   ---------------   -----------

GROWTH & Income Fund               -7.33%       15.83%          -7.33%       63.13%              0.43%(3)        $665.96
S & P 500 Index                    -9.10        13.74           -9.10        53.50                 --                 --
Lipper Growth & Income Fund Index   0.39         9.49            0.39        35.30                 --                 --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE GROWTH & INCOME FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2)  INCEPTION DATE OF THE GROWTH & INCOME FUND WAS 9/2/97.

(3) THIS ANNUAL RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED UNTIL JULY 1, 2006.

                                  2000 ANNUAL REPORT TIAA-CREF Mutual Funds   11

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Growth Equity Fund seeks a favorable rate of return mainly through the capital appreciation of a diversified portfolio of common stocks that have the potential for strong growth.

PORTFOLIO PROFILE

o Employs TIAA-CREF's Dual Investment Management Strategy.(SM) The indexed portion aims to exceed the fund's benchmark, the Russell 3000(R) Growth Index, with low volatility.

o Actively managed part of the fund (49 percent as of 12/31/2000) is concentrated in stocks of rapidly growing companies with products and/or services dominant in their sector.

o This fund may invest up to 40 percent of the portfolio in international stocks outside of the benchmark as opportunities arise.

PERFORMANCE IN 2000

The Growth Equity Fund posted a return of -20.29 percent in 2000, which was 2.13 percentage points ahead of the Russell 3000(R) Growth Index and 9.41 percentage points behind the competition, as measured by the Lipper Growth Fund Index.

     Like most growth funds, the Growth Equity Fund was affected by the slowing U.S. economy and the accompanying volatility in the stock market. Contributing to market volatility were the loss of investor confidence in many technology stocks within the Nasdaq, staple investments for many growth funds; interest rate hikes by a Federal Reserve concerned by signs of an overheating economy earlier in the year; and a drop in the strong consumer spending of the past few years to more historically normal levels.

     The fund gained from the strong performance of certain key consumer and industrial stocks, including overweight positions versus the benchmark in Safeway and Tyco International. These stocks' values increased during the year as investors began to favor companies with stable, diversified profiles. Several technology stocks also contributed to performance, including Ciena, a telecommunications equipment supplier, despite the sector's weakness overall.

     The fund's performance suffered from its sizable positions in certain consumer cyclical stocks, particularly entertainment and media holdings. At the same time, the fund was hurt by underweight positions in stocks of large consumer staples, such as Wal-Mart and Coca-Cola, which benefited from the shift in investor sentiment toward sectors offering more stable growth rates. A slightly underweight position in healthcare stocks also detracted from performance, though this was partially offset by strong individual performers such as Cardinal Health and Pfizer.

12   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                     LIPPER GROWTH    RUSSELL 3000(R)
                      FUND INDEX       GROWTH INDEX     GROWTH EQUITY FUND

     09/02/97             $10000             $10000                 $10000
     09/30/97              10572              10524                  10535
     10/31/97              10231              10109                  10189
     11/30/97              10466              10469                  10640
     12/31/97              10643              10575                  10819
     01/31/98              10714              10847                  11097
     02/28/98              11469              11675                  11899
     03/31/98              11960              12144                  12434
     04/30/98              12088              12303                  12658
     05/31/98              11791              11903                  12327
     06/30/98              12300              12578                  13064
     07/31/98              12170              12409                  12883
     08/31/98              10215              10465                  10638
     09/30/98              10897              11288                  11461
     10/31/98              11651              12171                  12402
     11/30/98              12345              13098                  13300
     12/31/98              13377              14280                  14711
     01/31/99              13948              15104                  15606
     02/28/99              13473              14364                  14905
     03/31/99              14057              15104                  15520
     04/30/99              14414              15214                  15649
     05/31/99              14133              14783                  15390
     06/30/99              14969              15799                  16522
     07/31/99              14599              15297                  15951
     08/31/99              14434              15488                  16102
     09/30/99              14193              15204                  15929
     10/31/99              15067              16300                  16673
     11/30/99              15704              17235                  17643
     12/31/99              17118              19112                  19566
     01/31/00              16500              18268                  18712
     02/29/00              17475              19409                  20090
     03/31/00              18364              20506                  21490
     04/30/00              17446              19451                  20556
     05/31/00              16677              18422                  19384
     06/30/00              17599              19884                  20932
     07/31/00              17208              18994                  19987
     08/31/00              18494              20732                  21990
     09/30/00              17364              18833                  19828
     10/31/00              16876              17898                  18917
     11/30/00              15072              15219                  16049
     12/31/00              15254              14828                  15596


TEN LARGEST HOLDINGS AS OF 12/31/2000

COMPANY                              % OF NET ASSETS   MARKET VALUE

                                     ---------------   ------------
General Electric Co                         7.25%      $56,943,087
Pfizer, Inc                                 5.72        44,910,950
Cisco Systems, Inc                          4.67        36,656,811
Intel Corp                                  3.72        29,257,306
EMC Corp                                    3.45        27,131,734
Microsoft Corp                              3.20        25,155,331
Oracle Corp                                 2.90        22,749,195
International Business Machines Corp        2.02        15,835,500
Merck & Co, Inc                             1.75        13,788,996
Wal-Mart Stores, Inc                        1.69        13,260,000


PERFORMANCE AT A GLANCE AS OF 12/31/2000

                                 AVERAGE ANNUAL COMPOUND          CUMULATIVE RATES
                                  RATES OF TOTAL RETURN(1)         OF TOTAL RETURN(1)                         NET ASSETS
                                 1 YEAR  SINCE INCEPTION(2)    1 YEAR  SINCE INCEPTION(2)   ANNUAL EXPENSES   IN MILLIONS
                                 -----   ------------------    ------  ------------------   ---------------   -----------
GROWTH EQUITY FUND              -20.29%        14.27%          -20.29%        55.95%             0.45%(3)       $785.76
Russell 3000(R)Growth Index(4)  -22.42         12.56           -22.42         48.25                --              --
Lipper Growth Fund Index        -10.88         13.50           -10.88         52.53                --              --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE GROWTH EQUITY FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2)  INCEPTION DATE OF THE GROWTH EQUITY FUND WAS 9/2/97.

(3) THIS ANNUAL RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED UNTIL JULY 1, 2006.

(4) RUSSELL 3000(R)GROWTH INDEX (RUSSELL 3000 IS A TRADEMARK AND A SERVICE MARK OF THE FRANK RUSSELL COMPANY).


                                   2000 ANNUAL REPORT TIAA-CREF Mutual Funds  13

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The TIAA-CREF International Equity Fund seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio primarily consisting of foreign equity investments.

PORTFOLIO PROFILE

o    Employs TIAA-CREF's Dual Investment Management Strategy.(SM)

o Indexed portion of the fund aims to slightly exceed the fund's benchmark, the Morgan Stanley Europe, Australasia, Far East (EAFE) Index.

o Actively managed (42 percent as of 12/31/2000) part is comprised of international stocks of companies we believe have strong management and sustainable prospects for growth.

PERFORMANCE IN 2000

The International Equity Fund posted a return of -19.99 percent during 2000, which was 5.82 percentage points behind the Morgan Stanley EAFE Index and 5.27 percentage points behind the competition, as measured by the Lipper International Fund Index.

     Our overweight positions versus the benchmark in the technology sector across both Europe and Asia were the main detractors from performance, as investor sentiment shifted away from the more rapidly growing technology companies toward slower growth sectors with lower relative valuations. This shift in sentiment was even more pronounced in Europe and Asia than in the United States, particularly during the fourth quarter when world equity markets declined by 6.4 percent in dollars. The strongest sector globally during that period was food, beverage, and tobacco, up 18 percent in dollar terms. Information technology, one of the weakest sectors, was off 30.2 percent.

     Our overweights in technology came at the expense of underweights in sectors such as financial services and healthcare, which benefited from the shift in sentiment during 2000. Within financial services, the underweights during the fourth quarter more than offset the positive contribution of individual stocks such as Lloyds TSB Group.

     In regional terms, the International Equity Fund was overweight in Europe versus its benchmark and underweight in Asia. These regional tilts helped performance, but not sufficiently to overcome the performance detractors.

14   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

              LIPPER INTERNATIONAL     MORGAN STANLEY          INTERNATIONAL
                        FUND INDEX         EAFE INDEX            EQUITY FUND

       09/02/97             $10000             $10000                 $10000
       09/30/97              10642              10560                  10570
       10/31/97               9834               9748                   9759
       11/30/97               9753               9649                   9682
       12/31/97               9830               9733                   9770
       01/31/98              10068              10178                  10186
       02/28/98              10712              10831                  10767
       03/31/98              11294              11165                  11194
       04/30/98              11467              11253                  11292
       05/31/98              11490              11198                  11303
       06/30/98              11390              11284                  11391
       07/31/98              11565              11397                  11479
       08/31/98               9901               9985                   9967
       09/30/98               9593               9679                   9562
       10/31/98              10298              10687                  10394
       11/30/98              10814              11235                  11095
       12/31/98              11080              11677                  11652
       01/31/99              11148              11643                  11973
       02/28/99              10861              11365                  11741
       03/31/99              11223              11840                  12017
       04/30/99              11746              12319                  12349
       05/31/99              11309              11685                  11741
       06/30/99              11845              12140                  12305
       07/31/99              12109              12501                  12990
       08/31/99              12205              12547                  13056
       09/30/99              12244              12673                  13289
       10/31/99              12671              13148                  13863
       11/30/99              13600              13605                  15610
       12/31/99              15271              14826                  18158
       01/31/00              14378              13884                  17548
       02/29/00              15327              14258                  20394
       03/31/00              15367              14810                  19039
       04/30/00              14392              14031                  17244
       05/31/00              13997              13688                  16261
       06/30/00              14645              14224                  17029
       07/31/00              14170              13627                  16239
       08/31/00              14410              13746                  16622
       09/30/00              13570              13076                  15561
       10/31/00              13108              12767                  15030
       11/30/00              12555              12289                  13969
       12/31/00              13023              12725                  14528


TEN LARGEST HOLDINGS AS OF 12/31/2000

                                      % OF NET
COMPANY               COUNTRY          ASSETS    MARKET VALUE
-------------------   --------------  --------   ------------
Nokia Oyj             Finland           3.12%     $8,426,539
Glaxosmithkline Plc   United Kingdom    2.40       6,499,418
Vodafone Group Plc    United Kingdom    2.15       5,820,398
Alcatel               France            1.99       5,369,556
Spirent Plc           United Kingdom    1.97       5,340,682
Unilever NV           Netherlands       1.80       4,869,708
Marconi Plc           United Kingdom    1.80       4,857,203
Bayer AG.             Germany           1.75       4,722,484
Elsevier NV           Netherlands       1.66       4,486,436
Reuters Group Plc     United Kingdom    1.57       4,244,895


PERFORMANCE AT A GLANCE AS OF 12/31/2000


                                   AVERAGE ANNUAL COMPOUND          CUMULATIVE RATES
                                   RATES OF TOTAL RETURN(1)        OF TOTAL RETURN(1)                          NET ASSETS
                                  1 YEAR  SINCE INCEPTION(2)   1 YEAR  SINCE INCEPTION(2)   ANNUAL EXPENSES   IN MILLIONS
                                  ------  ------------------   ------  ------------------   ---------------   -----------

INTERNATIONAL EQUITY FUND         -19.99%       11.87%         -19.99%       45.28%             0.49%(3)        $270.43

Morgan Stanley EAFE Index         -14.17         7.52          -14.17        27.28                --               --

Lipper International Fund Index   -14.72         8.23          -14.72        30.15                --               --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE INTERNATIONAL EQUITY FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION. THERE ARE SPECIAL RISKS ASSOCIATED WITH INVESTING IN FUNDS THAT INVEST PRIMARILY IN FOREIGN SECURITIES, SUCH AS THE INTERNATIONAL EQUITY FUND. THESE SPECIAL RISKS INCLUDE ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY EXCHANGE RATES.

(2)  INCEPTION DATE OF THE INTERNATIONAL EQUITY FUND WAS 9/2/97.

(3) THIS ANNUAL RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED UNTIL JULY 1, 2006.

                                   2000 ANNUAL REPORT TIAA-CREF Mutual Funds  15

MANAGED ALLOCATION FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Managed Allocation Fund seeks a favorable total rate of return primarily through investments in several of the other TIAA-CREF Mutual Funds that pursue capital appreciation and investment income.

PORTFOLIO PROFILE

o Allocation mixture of 60 percent equities and 40 percent fixed-income may shift up or down by up to 15 percentage points, depending on market, economic, and financial conditions.

o Equity portion consists of a changing mixture of three equity funds, the International Equity, Growth Equity, and Growth & Income Funds.

o The fixed-income portion is invested mostly in shares of the Bond PLUS, Short-Term Bond, and High-Yield Bond Funds, with occasional investments in the Money Market Fund.

PERFORMANCE IN 2000

At year-end 2000, the Managed Allocation Fund, a fund composed of other TIAA-CREF Mutual Funds, posted a return of -4.99 percent, which was 3.57 percentage points behind the Managed Allocation Composite Index and 7.38 percentage points behind the competition as measured by the Lipper Balanced Fund Index.

     During the year, we maintained a slightly higher allocation to equities than the fund's composite benchmark. This was the main reason for the fund's underperformance as equity markets around the world slumped and fixed-income markets improved.

     In December, we increased the fund's allocation to the fixed-income component to the benchmark weighting of 40 percent, reducing its allocation to equities to 60 percent.

16   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                   LIPPER BALANCED     MANAGED ALLOCATION           MANAGED
                      FUND INDEX         COMPOSITE INDEX*   ALLOCATION FUND

     09/02/97              10000                  10000               10000
     09/30/97              10399                  10388               10375
     10/31/97              10210                  10235               10178
     11/30/97              10397                  10537               10396
     12/31/97              10550                  10689               10539
     01/31/98              10624                  10859               10728
     02/28/98              11046                  11315               11139
     03/31/98              11384                  11651               11499
     04/30/98              11463                  11743               11637
     05/31/98              11347                  11684               11563
     06/30/98              11552                  11963               11882
     07/31/98              11417                  11927               11861
     08/31/98              10433                  10999               10839
     09/30/98              10884                  11399               11207
     10/31/98              11291                  11962               11721
     11/30/98              11704                  12411               12203
     12/31/98              12136                  12828               12777
     01/31/99              12330                  13117               13178
     02/28/99              12034                  12793               12799
     03/31/99              12331                  13131               13164
     04/30/99              12736                  13455               13382
     05/31/99              12540                  13172               13120
     06/30/99              12886                  13568               13585
     07/31/99              12645                  13390               13443
     08/31/99              12512                  13362               13421
     09/30/99              12352                  13264               13409
     10/31/99              12710                  13746               13829
     11/30/99              12848                  13937               14336
     12/31/99              13228                  14454               15231
     01/31/00              12896                  13977               14827
     02/29/00              12865                  13962               15488
     03/31/00              13623                  14757               15975
     04/30/00              13373                  14433               15512
     05/31/00              13248                  14246               15106
     06/30/00              13460                  14600               15692
     07/31/00              13423                  14470               15454
     08/31/00              14022                  15001               16202
     09/30/00              13727                  14570               15493
     10/31/00              13715                  14538               15264
     11/30/00              13217                  14018               14350
     12/31/00              13546                  14214               14471

                       * (48% S&P 500; 40% LEHMAN BROTHERS AGGREGATE BOND INDEX;
                                                  12% MORGAN STANLEY EAFE INDEX)



ASSET ALLOCATION AS OF 12/31/2000

         [The following table represents a chart in the printed piece.]

Bond PLUS Fund                     37%
High-Yield Bond Fund                2%
Money Market Fund/Cash              1%
International Equity Fund          10%
Growth Equity Fund                 25%
Growth & Income Fund               25%



PERFORMANCE AT A GLANCE AS OF 12/31/2000

                                         AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES
                                         RATES OF TOTAL RETURN(1)        OF TOTAL RETURN(1)                         NET ASSETS
                                        1 YEAR  SINCE INCEPTION(2)   1 YEAR  SINCE INCEPTION(2)   ANNUAL EXPENSES   IN MILLIONS
                                        ------  ------------------   ------  ------------------   ---------------   -----------

MANAGED ALLOCATION FUND                 -4.99%       11.73%          -4.99%       44.71%             0.00%(3)           $330.81

Managed Allocation Composite Index(4)   -1.42        10.45           -1.42        39.23               --                  --

Lipper Balanced Fund Index               2.39         9.57            2.39        35.62               --                  --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE MANAGED ALLOCATION FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2)  INCEPTION DATE OF THE MANAGED ALLOCATION FUND WAS 9/2/97.

(3) THE MANAGED ALLOCATION FUND OPERATES AT A ZERO EXPENSE RATIO BECAUSE THE FUND ADVISOR DOESN'T RECEIVE A MANAGEMENT FEE FOR ITS SERVICES TO THE FUND AND HAS AGREED TO BE RESPONSIBLE FOR PROVIDING THE SERVICES REASONABLY NECESSARY FOR THE ORDINARY OPERATIONS OF THE FUND. SHAREHOLDERS INDIRECTLY BEAR THEIR PRO RATA SHARE OF THE FEES AND EXPENSES OF THE FUNDS IN WHICH THE MANAGED ALLOCATION FUND INVESTS. WITH A TYPICAL ASSET MIX FOR THE MANAGED ALLOCATION FUND -- 25% GROWTH EQUITY FUND, 25% GROWTH & INCOME FUND, 10% INTERNATIONAL EQUITY FUND, 37% BOND PLUS FUND, 2% HIGH-YIELD BOND FUND, AND 1% MONEY MARKET FUND/CASH -- THE EXPENSE RATIO WOULD BE 0.39%.

(4) COMPOSITE INDEX: 48%, S&P 500 Index; 40%, LEHMAN BROTHERS AGGREGATE BOND INDEX; 12%, MORGAN STANLEY EAFE INDEX.


                                   2000 ANNUAL REPORT TIAA-CREF Mutual Funds  17

TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Tax-Exempt Bond Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PORTFOLIO PROFILE

o Invests almost all of its assets in investment-grade municipal securities that are exempt from regular federal income tax.

o Uses yield spread and credit analysis to identify and invest in undervalued market sectors and individual credit issues that exhibit the potential for superior returns.

o Can invest up to 20 percent of its assets in tax-exempt private activity bonds and lower-rated, higher-yielding securities.

PERFORMANCE IN 2000

The Tax-Exempt Bond Fund was launched on April 3, 2000. As of December 31, 2000, the fund had a return of 7.75 percent, tracking within 0.49 percentage points of its benchmark, the Lehman Brothers 10-Year Municipal Bond Index.

     Overall, the municipal bond market enjoyed stable, positive performance throughout the last three quarters of 2000 because of a very favorable balance of supply and demand. A drop in the number of new issues, coupled with strong demand, contributed to the market's exceptional gains. New issue volume was 12.5 percent less than in 1999, largely due to a decrease in the issuance of refunding bonds. (Refunding was down as a result of the Fed's bias toward higher interest rates in the early part of 2000.) The decline in market interest rates in the latter part of the year helped boost the number of bonds issued in the fourth quarter.

     Demand for tax-exempt bonds was strong throughout the period as investors sought safety from the turbulent equity markets. In the latter part of 2000, municipal bond volatility decreased by nearly the same degree as the equity market's increased. While equity indices regularly advanced or declined by 2 percent on a single trading day, the municipal bond market steadily improved toward lower yields and achieved significant gains in prices.

     During December, the AAA municipal yield curve saw yields drop 0.20 to 0.28 percent across the curve, compared to a previous decline of 0.30 percent in November and 0.10 percent in October. Two factors contributed to the strong performance in December: the higher tax-adjusted yields the sector was offering institutional investors relative to Treasury and corporate issues, as well as the deteriorating conditions in the credit markets overall.

     The fund's slight underperformance versus its benchmark was caused by overweights in higher coupon and premium bonds, which tend not to increase in value as much as other issues during ~strong market rallies such as occurred during June, July, and December.

18   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                          LEHMAN BROTHERS
                        10 YEAR MUNICIPAL         TAX-EXEMPT
                               BOND INDEX          BOND FUND

              04/03/00              10000              10000
              04/30/00               9950               9951
              05/31/00               9891               9903
              06/30/00              10160              10125
              07/31/00              10300              10246
              08/31/00              10460              10401
              09/30/00              10412              10375
              10/31/00              10518              10489
              11/30/00              10575              10543
              02/31/00              10824              10775



CREDIT QUALITY OF PORTFOLIO ASSETS AS OF 12/31/2000

RATING                             PERCENT OF PORTFOLIO

-------------------------          --------------------
LONG-TERM MUNICIPAL BONDS
   Aaa/AAA                                 62%
   Aa/AA                                   17
   A/A                                      6
   Baa/BBB                                 12
   Nonrated                                 3


PERFORMANCE AT A GLANCE AS OF 12/31/2000


                                                   TOTAL RETURN(1)                            NET ASSETS
                                             SINCE INCEPTION (4/3/2000)   ANNUAL EXPENSES    IN MILLIONS
                                             --------------------------   ---------------    -----------

TAX-EXEMPT BOND FUND                                   7.75%                   0.30%(2)         $38.93

Lehman Brothers 10-Year Municipal Bond Index           8.24                     --                --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE TAX-EXEMPT BOND FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2) THIS ANNUALIZED RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED THROUGH AT LEAST JULY 1, 2006.

                                 2000 ANNUAL REPORT TIAA-CREF Mutual Funds    19

HIGH-YIELD BOND FUND

INVESTMENT OBJECTIVE

The TIAA-CREF High-Yield Bond Fund seeks high current income, and, when consistent with its primary objective, capital appreciation.

PORTFOLIO PROFILE

o Invests primarily in lower-rated, higher-yielding fixed-income debt securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks.

o Under normal market conditions, the fund invests at least 80 percent of its assets in debt and other fixed-income securities rated lower than investment grade or other non-rated high-yielding securities.

o May invest up to 20 percent of its assets in other securities, including payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- or B3, and illiquid securities.

PERFORMANCE IN 2000

The High-Yield Bond Fund was launched on April 3, 2000. As of December 31, 2000 the fund posted a return of 3.30 percent, which was 3.91 percentage points ahead of its benchmark, the Merrill Lynch BB/B Cash Pay Index, and 11.62 percentage points ahead of the competition, as measured by the Lipper High-Yield Bond Fund Index.

     Several factors contributed to our strong performance during this period. The fund's holdings in healthcare, energy, media, and gaming produced positive returns. Our positions in Tenet Healthcare, HealthSouth, P&L Coal, Allied Waste, and Advanstar were particularly advantageous.

     In addition, the fund had a significant portion of its investments in securities rated BB, which outperformed holdings in B-rated securities. For the nine months ending December 31, 2000, bonds in the BB index returned an average of 3.13 percent versus -3.46 percent for those in the B index.

     The fund's portfolio is diversified across more than 100 issuers covering over 30 industry groups, with sizable holdings in telecommunications and media.

20   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

              LIPPER HIGH-YIELD   MERRILL LYNCH BB/B             HIGH-YIELD
                BOND FUND INDEX       CASH PAY INDEX              BOND FUND

    04/03/00              10000                10000                  10000
    04/30/00               9956                10012                  10106
    05/31/00               9779                 9926                  10106
    06/30/00               9960                10123                  10320
    07/31/00               9978                10193                  10440
    08/31/00              10030                10332                  10599
    09/30/00               9882                10268                  10531
    10/31/00               9544                 9989                  10373
    11/30/00               9012                 9700                  10092
    12/31/00               9167                 9939                  10330


CREDIT QUALITY OF PORTFOLIO ASSETS AS OF 12/31/2000

RATING                            PERCENT OF PORTFOLIO

------------------------          --------------------
MONEY MARKET INSTRUMENTS                   9%
   (not rated)

BONDS

   A/A                                     2
   Baa/BBB                                 2
   Ba/BB                                  41
   B                                      43
   Below B-                                3


PERFORMANCE AT A GLANCE AS OF 12/31/2000

                                         TOTAL RETURN(1)                            NET ASSETS
                                   SINCE INCEPTION (4/3/2000)   ANNUAL EXPENSES    IN MILLIONS
                                   --------------------------   ---------------    -----------

HIGH-YIELD BOND FUND                          3.30%                  0.34%(2)         $63.90

Merrill Lynch BB/B Cash Pay Index            -0.61                    --                --

Lipper High-Yield Bond Fund Index            -8.32                    --                --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE HIGH-YIELD BOND FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2) THIS ANNUALIZED RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED THROUGH AT LEAST JULY 1, 2006.

                                 2000 ANNUAL REPORT TIAA-CREF Mutual Funds    21

SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Short-Term Bond Fund seeks high current income consistent with preservation of capital.

PORTFOLIO PROFILE

o Invests in a broad range of debt securities constituting the Lehman Brothers Mutual Fund Short (1-5 years) Government/Credit Index. These are primarily U.S. Treasury and Agency securities, and corporate bonds with maturities from 1 to 5 years.

o May also invest in foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks.

o Seeks to maintain an average duration (changes in the portfolio's value in response to changes in interest rates) close to or equal to that of its benchmark.

PERFORMANCE IN 2000

The Short-Term Bond Fund was launched April 3, 2000. As of December 31, 2000 the fund had a return of 7.84 percent, which was 0.30 percentage points ahead of its benchmark, the Lehman Brothers Mutual Short (1-5 year) Government/Credit Index, and 1.74 percentage points ahead of the competition,~as measured by the Lipper Short Investment Grade ~Fund Index.

     The fund has maintained overweight positions versus the benchmark in U.S. Agency and asset-backed securities. However, during the fourth quarter we reduced the overweight position in corporate bonds as concerns grew about credit quality. In the fourth quarter, short duration U.S. Agency and asset-backed securities outperformed similar duration U.S. Treasury securities, while corporate securities underperformed them.

     Overall, the fund's performance benefited from being overweight in U.S. Agency and asset-backed securities throughout the year. Being overweight in corporate securities until the fourth quarter was also beneficial. This overweight was concentrated in one- to three-year securities. U.S. Treasury securities in the four- and five-year maturity range were at full weight versus the benchmark.

     The fund's performance during 2000 was enhanced by individual security selection and asset allocation relative to both its benchmark and peer group.

22   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                                      LEHMAN BROTHERS
                                    MUTUAL FUND SHORT
                         LIPPER            (1-5 YEAR)
               SHORT INVESTMENT           GOVERNMENT/             SHORT-TERM
               GRADE FUND INDEX          CREDIT INDEX              BOND FUND

    04/03/00              10000                 10000                  10000
    04/30/00              10002                 10004                  10002
    05/31/00              10037                 10034                  10026
    06/30/00              10148                 10173                  10171
    07/31/00              10211                 10245                  10249
    08/31/00              10286                 10343                  10357
    09/30/00              10373                 10439                  10456
    10/31/00              10404                 10484                  10503
    11/30/00              10499                 10597                  10621
    12/31/00              10610                 10754                  10784


CREDIT QUALITY OF PORTFOLIO ASSETS AS OF 12/31/2000

RATING                        PERCENT OF PORTFOLIO

------------------------      --------------------
MONEY MARKET INSTRUMENTS               2%
   (not rated)
U.S. TREASURY SECURITIES              27
U.S. AGENCY SECURITIES                22
ASSET-BACKED SECURITIES                8
CORPORATE BONDS
   Aaa/AAA                             3
   Aa/AA                               4
   A/A                                17
   Baa/BBB                            17


PERFORMANCE AT A GLANCE AS OF 12/31/2000


                                                                    TOTAL RETURN(1)                          NET ASSETS
                                                             SINCE INCEPTION (4/3/2000)   ANNUAL EXPENSES   IN MILLIONS
                                                             --------------------------   ---------------   -----------

SHORT-TERM BOND FUND                                                    7.84%                  0.30%(2)        $29.84

Lehman Brothers Mutual Fund Short (1-5 yr) Gov/Credit Index             7.54                     --              --

Lipper Short Investment Grade Fund Index                                6.10                     --              --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE SHORT-TERM BOND FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2) THIS ANNUALIZED RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED THROUGH AT LEAST JULY 1, 2006.

                                   2000 ANNUAL REPORT TIAA-CREF Mutual Funds  23

SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Social Choice Equity Fund seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PORTFOLIO PROFILE

o Invests primarily in a diversified set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index.

o The fund does not currently invest in companies that: fail to adhere to sound environmental policies and practices; have significant involvement in weapons manufacturing; operate in Northern Ireland without adopting the MacBride Principles of complying with the Fair Employment (Northern Ireland) Act of 1989; produce and market alcoholic beverages or tobacco products; produce nuclear energy; or have a significant portion of their business in gaming or gambling operations.

PERFORMANCE IN 2000

The Social Choice Equity Fund was launched on April 3, 2000. As of December 31, 2000, the fund had a return of -9.40 percent, which was 1.74 percentage points ahead of its benchmark, the S&P 500 Index, and 8.13 percentage points behind the competition, as measured by the Lipper Growth & Income Fund Index.

     Because the Social Choice Equity Fund uses investment screens, not all of the stocks in the S&P 500 Index are eligible for the account's portfolio, and the fund has an industry profile different from its benchmark. During the last three quarters of 2000, these social screens helped the fund outperform its benchmark. The performance of the fund benefited from being overweight in financial services stocks, which outperformed the broader market. An overweight position in the healthcare sector, notably such companies as Merck & Company and Johnson & Johnson, also contributed to performance. Anadarko Petroleum, an energy stock that passed the environmental screen, provided an additional boost to performance.

     These positive contributions to performance more than compensated for underweights in the consumer and industrial segments that detracted from performance. These underweights were caused by the fact that companies such as Philip Morris and Boeing did not pass the social screens.

24   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

                LIPPER GROWTH &                             SOCIAL CHOICE
              INCOME FUND INDEX      S&P 500 INDEX            EQUITY FUND

     04/03/00             10000              10000                  10000
     04/30/00              9822               9699                   9719
     05/31/00              9786               9500                   9578
     06/30/00              9748               9734                   9831
     07/31/00              9713               9582                   9719
     08/31/00             10318              10177                  10244
     09/30/00             10035               9640                   9709
     10/31/00             10064               9599                   9644
     11/30/00              9512               8842                   8921
     12/31/00              9872               8886                   9060

TEN LARGEST HOLDINGS AS OF 12/31/2000

COMPANY                            % OF NET ASSETS    MARKET VALUE
---------------------------------  ---------------    ------------
Citigroup, Inc                           2.62%        $1,015,480
Cisco Systems, Inc                       2.48            963,900
American International Group, Inc        2.46            954,874
Merck & Co, Inc                          2.31            897,583
Wal-Mart Stores, Inc                     2.17            841,288
Microsoft Corp                           2.08            806,775
Intel Corp                               1.96            760,581
Johnson & Johnson                        1.80            698,245
Bristol-Myers Squibb Co                  1.69            654,717
SBC Communications, Inc                  1.61            623,042


PERFORMANCE AT A GLANCE AS OF 12/31/2000

                                         TOTAL RETURN(1)                           NET ASSETS
                                   SINCE INCEPTION (4/3/2000)   ANNUAL EXPENSES    IN MILLIONS
                                   --------------------------   ---------------    -----------

SOCIAL CHOICE EQUITY FUND                    -9.40%                  0.27%(2)           $38.81

S&P 500 Index                               -11.14                    --                --

Lipper Growth & Income Fund Index            -1.27                    --                --


(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE SOCIAL CHOICE EQUITY FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2) THIS ANNUALIZED RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED THROUGH AT LEAST JULY 1, 2006.

                                   2000 ANNUAL REPORT TIAA-CREF Mutual Funds  25

EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The TIAA-CREF Equity Index Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R) Index, a broad market index.

PORTFOLIO PROFILE

o    Benchmarked to the Russell 3000(R) Index.

o Uses a sampling approach to create a portfolio that closely matches the investment characteristics of the Russell 3000(R) Index without actually investing in all 3,000 stocks in the index.

PERFORMANCE IN 2000

The Equity Index Fund was launched on April 3, 2000. As of December 31, 2000, the fund had a return of -11.27 percent, which was 0.23 percentage points ahead of its benchmark, the Russell 3000(R) Index.

     During the last three quarters of 2000, the growth stocks that had propelled most equity indices to lofty highs during the first quarter corrected sharply, dragging down broader segments of the market with them.

     The performance of index portfolios, which aim to match the risk and return profile of the market, is generally not affected relative to the benchmark, by the performance of individual groups of stocks. However, two factors can have varying effects on relative performance. First, even slight deviations between the fund's holdings and those of its benchmark can alter relative performance when extreme variations in performance occur among different market segments. Second, small cash holdings can add to or detract from the returns of equity holdings that otherwise match the Russell 3000(R) Index. The fund's small cash holdings during the year 2000 contributed slightly to relative performance.

26   TIAA-CREF Mutual Funds 2000 ANNUAL REPORT

$10,000 OVER LIFE OF FUND

         [The following table represents a chart in the printed piece.]

            RUSSELL 3000(R) INDEX    EQUITY INDEX FUND

 04/03/00                   10000                10000
 04/30/00                    9648                 9655
 05/31/00                    9377                 9396
 06/30/00                    9654                 9674
 07/31/00                    9484                 9511
 08/31/00                   10187                10221
 09/30/00                    9726                 9751
 10/31/00                    9587                 9616
 11/30/00                    8703                 8734
 12/31/00                    8850                 8873


TEN LARGEST HOLDINGS AS OF 12/31/2000

COMPANY                             % OF NET ASSETS   MARKET VALUE
---------------------------------   ---------------   ------------
General Electric Co                        3.71%       $2,500,037
Exxon Mobil Corp                           2.37         1,593,912
Pfizer, Inc                                2.25         1,515,332
Cisco Systems, Inc                         2.14         1,440,648
Citigroup, Inc                             2.01         1,353,463
Merck & Co, Inc                            1.68         1,132,956
Intel Corp                                 1.57         1,060,184
American International Group, Inc          1.55         1,046,931
Microsoft Corp                             1.35           908,186
SBC Communications, Inc                    1.26           852,099


PERFORMANCE AT A GLANCE AS OF 12/31/2000

                             TOTAL RETURN(1)                         NET ASSETS
                      SINCE INCEPTION (4/3/2000)   ANNUAL EXPENSES   IN MILLIONS
                      --------------------------   ---------------   -----------
EQUITY INDEX FUND               -11.27%                0.26%(2)         $67.37

Russell 3000(R)Index            -11.50                   --               --

(1) PAST PERFORMANCE SHOULDN'T BE TAKEN AS A GUARANTEE OF THE SAME FUTURE RATES OF RETURN FROM THE EQUITY INDEX FUND. FUTURE RETURNS WILL FLUCTUATE, AS WILL THE VALUE OF INVESTMENT PRINCIPAL. THE SHARES YOU OWN MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE UPON REDEMPTION.

(2) THIS ANNUALIZED RATE REFLECTS A WAIVER OF A PORTION OF THE FUND'S MANAGEMENT FEE. THE WAIVER IS CONTRACTUAL AND IS GUARANTEED THROUGH AT LEAST JULY 1, 2006.

                                   2000 ANNUAL REPORT TIAA-CREF Mutual Funds  27

        STATEMENT OF INVESTMENTS - MONEY MARKET FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                               VALUE
---------                                                            -----------
SHORT TERM INVESTMENTS--99.69%
COMMERCIAL PAPER--74.35%
             AMERICAN HONDA FINANCE CORP
$ 1,700,000    6.510%, 01/26/01 ................................... $  1,692,314
             ASSET SECURITIZATION  CORP
  4,211,000  c 6.600%, 01/05/01 ...................................    4,207,911
 13,000,000  c 6.580%, 01/11/01 ...................................   12,976,264
             BARCLAYS U.S. FUNDING CORP
  2,900,000    6.630%, 01/04/01 ...................................    2,898,397
             BETA FINANCE, INC
  1,900,000  c 6.520%, 02/12/01 ...................................    1,885,547
             BRITISH TELECOMMUNICATION PLC
 18,000,000    6.480%, 02/15/01 ...................................   17,854,200
             CAMPBELL SOUP CO
  5,000,000  c 6.275%, 09/27/01 ...................................    4,765,558
             CATERPILLAR FINANCIAL SERVICES CORP
  1,500,000    6.550%, 01/03/01 ...................................    1,499,454
             CC (USA), INC
  4,000,000  c 6.540%, 02/21/01 ...................................    3,962,939
  9,500,000    6.460%, 04/12/01 ...................................    9,327,822
             CIESCO LP
  1,500,000    6.550%, 01/09/01 ...................................    1,497,816
 15,400,000    6.520%, 01/12/01 ...................................   15,369,319
             CLOROX CO
  1,900,000    6.400%, 02/05/01 ...................................    1,888,177
             COCA-COLA ENTERPRISES, INC
  6,200,000    6.530%, 01/17/01 ...................................    6,182,006
  1,000,000    6.550%, 01/17/01 ...................................      997,088
 10,300,000  c 6.500%, 02/21/01 ...................................   10,205,154
             CORPORATE ASSET FUNDING CORP, INC
  5,000,000  c 6.600%, 01/05/01 ...................................    4,996,333
  3,800,000  c 6.570%, 01/19/01 ...................................    3,787,517
  9,200,000  c 6.570%, 01/22/01 ...................................    9,164,741
             DRESDNER US FINANCE, INC
 12,800,000    6.530%, 01/02/01 ...................................   12,797,678
             EASTMAN KODAK CO
  1,200,000    6.570%, 01/18/01 ...................................    1,196,277
             ENTERPRISE FUNDING CORP
  9,000,000  c 6.630%, 01/04/01 ...................................    8,995,027
  7,500,000  c 6.520%, 02/16/01 ...................................    7,437,516
             EQUILON ENTERPRISES LLC
 18,000,000  c 6.530%, 01/05/01 ...................................   17,986,940
             FORTUNE BRANDS, INC
 18,000,000    6.500%, 02/27/01 ...................................   17,814,750
             GENERAL ELECTRIC CAPITAL CORP
 18,000,000    6.570%, 01/16/01 ...................................   17,950,725
             GOLDMAN SACHS GROUP LP
    600,000    6.550%, 01/12/01 ...................................      598,799
  7,000,000    6.560%, 01/19/01 ...................................    6,977,039
             GOVCO, INC
 18,000,000  c 6.530%, 02/20/01 ...................................   17,836,750
             HARLEY-DAVIDSON FUNDING CORP
 12,550,000  c 6.520%, 02/23/01 ...................................   12,429,533
             HONEYWELL INTERNATIONAL
  9,000,000    6.450%, 03/30/01 ...................................    8,858,100
             INTERNATIONAL LEASE FINANCE CORP
$ 9,300,000    6.485%, 02/08/01 ...................................    9,236,338
             MERCK & CO, INC
  6,000,000    6.530%, 01/31/01 ...................................    5,967,349
             MORGAN STANLEY DEAN WITTER
    750,000    6.530%, 01/18/01 ...................................      747,687
             MOTIVA ENTERPRISES LLC
  5,000,000    6.530%, 01/18/01 ...................................    4,984,581
 11,900,000    6.540%, 01/18/01 ...................................   11,863,248
             MOTOROLA, INC
 18,000,000    6.490%, 03/22/01 ...................................   17,740,400
             NATIONAL RURAL UTILITIES COOP FINANCE
  7,400,000    6.460%, 03/14/01 ...................................    7,304,391
  7,000,000    6.460%, 03/16/01 ...................................    6,907,047
             PACCAR FINANCIAL CORP
  5,900,000    6.500%, 02/20/01 ...................................    5,846,736
             PARK AVENUE RECEIVABLES CORP
 18,000,000  c 6.600%, 01/24/01 ...................................   17,924,100
             PFIZER, INC
  6,200,000  c 6.520%, 01/10/01 ...................................    6,189,893
  1,600,000    6.500%, 01/18/01 ...................................    1,595,088
             PREFERRED RECEIVABLES FUNDING CORP
 15,000,000  c 6.600%, 01/10/01 ...................................   14,975,250
             RECEIVABLES CAPITAL CORP
 18,000,000  c 6.590%, 01/31/01 ...................................   17,901,150
             SAINT PAUL COS, INC
  5,300,000    6.520%, 01/12/01 ...................................    5,289,441
             SALOMON SMITH BARNEY HOLDINGS, INC
 15,000,000    6.600%, 01/05/01 ...................................   14,989,000
  2,800,000    6.580%, 01/17/01 ...................................    2,791,811
             SBC COMMUNICATIONS, INC
  2,800,000  c 6.520%, 01/04/01 ...................................    2,798,478
 14,000,000  c 6.520%, 01/10/01 ...................................   13,977,179
             SHERWIN-WILLIAMS CO
 17,200,000    6.430%, 04/24/01 ...................................   16,852,851
             VERIZON GLOBAL FUNDING
 18,000,000    6.530%, 01/23/01 ...................................   17,928,170
             VODAFONE AIRTOUCH PLC
  5,185,000  c 6.650%, 01/12/01 ...................................    5,174,464
                                                                    ------------
                                                                     455,022,343
                                                                    ------------
MEDIUM TERM BONDS--2.29%
             IBM CREDIT CORP
 14,000,000    6.640%, 10/29/01 ...................................   14,001,738
                                                                    ------------
U.S. GOVERNMENT AND AGENCIES--8.50%
             FEDERAL HOME LOAN BANK (FHLB)
  1,141,000    5.150%, 01/02/01 ...................................    1,140,836
  4,100,000    6.210%, 01/22/01 ...................................    4,085,147
 25,000,000    6.300%, 04/11/01 ...................................   24,562,500
             FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (FNMA)
 12,200,000    6.180%, 02/12/01 ...................................   12,112,037
 10,300,000    6.280%, 04/05/01 ...................................   10,131,103
                                                                    ------------
                                                                      52,031,623
                                                                    ------------

28   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - MONEY MARKET FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                               VALUE
---------                                                           ------------
VARIABLE RATE NOTES--14.55%
             AMERICAN HONDA FINANCE CORP
$10,000,000    6.747%, 08/17/01 ................................... $ 10,000,000
             BANC ONE CORP
  5,000,000    6.661%, 07/02/01 ...................................    5,002,567
 11,000,000    6.780%, 09/27/01 ...................................   11,005,910
             FLEET FINANCIAL GROUP, INC
 18,000,000    6.477%, 03/13/01 ...................................   17,997,180
             FORD MOTOR CREDIT CORP
  5,000,000    6.855%, 09/03/01 ...................................    5,005,644
             GENERAL MOTORS ACCEPTANCE CORP
  5,000,000    6.770%, 07/27/01 ...................................    5,013,368
             KEY BANK
 10,000,000    7.110%, 10/26/01 ...................................   10,029,628
             NATIONAL CITY CORP
 15,000,000    6.780%, 04/23/01 ...................................   15,002,676
             WACHOVIA BANK NA
$10,000,000    5.820%, 10/09/01 ...................................   10,012,521
                                                                    ------------
                                                                      89,069,494
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
(COST $610,125,198) ...............................................  610,125,198
                                                                    ------------
TOTAL PORTFOLIO--99.69%
(COST $610,125,198) ...............................................  610,125,198
OTHER ASSETS & LIABILITIES NET--0.31% .............................    1,920,680
                                                                    ------------
NET ASSETS--100% .................................................. $612,045,878
                                                                    ============

c COMMERCIAL PAPER ISSUED UNDER THE PRIVATE PLACEMENT EXEMPTION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933.

THE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS THE AMOUNT DISCLOSED ABOVE.

          STATEMENT OF INVESTMENTS - BOND PLUS FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------
BONDS--97.75%
CORPORATE BONDS--29.80%
AEROSPACE and DEFENSE--0.49%
             LOCKHEED MARTIN CORP
$ 1,000,000    8.500%, 12/01/29 ........................... BAA3    $  1,131,730
                                                                    ------------
             TOTAL AEROSPACE AND DEFENSE                               1,131,730
                                                                    ------------
ASSET BACKED--5.89%
             GE CAPITAL MORTGAGE SERVICES,
               INC SERIES 1999-HE1 (CLASS A3)
  1,500,000    6.035%, 06/25/20 ........................... AAA        1,492,854
             GREEN TREE HOME EQUITY LOAN
               TRUST SERIES 1998-C (CLASS A3)
    706,644    6.180%, 07/15/29 ........................... AAA          706,261
             HOUSEHOLD AUTOMOTIVE TRUST
               SERIES 2000-2 (CLASS A3)
  2,000,000    7.340%, 11/17/04 ........................... AAA        2,052,560
             MBNA MASTER CREDIT CARD TRUST
               SERIES 2000-1 (CLASS A)
  1,500,000    6.900%, 01/15/08 ........................... AAA        1,556,354
             NEWCOURT EQUIPMENT TRUST
               SECURITIES SERIES
               1999-1 (CLASS A4)
  2,750,000    7.180%, 10/20/05 ........................... AAA        2,812,738
             RESIDENTIAL ASSET SECURITIES CORP
               SERIES 1999-KS2 (CLASS AI9)
  1,500,000    7.150%, 07/25/30 ........................... AAA        1,541,040
             RESIDENTIAL ASSET SECURITIES CORP
               SERIES 1999-KS3 (CLASS AI3)
  2,500,000    7.180%, 01/25/25 ........................... AAA        2,533,332
             VANDERBILT MORTGAGE FINANCE
               SERIES 1999-D (CLASS IA2)
  1,000,000    6.815%, 08/07/12 ........................... AAA        1,014,311
                                                                    ------------
             TOTAL ASSET BACKED                                       13,709,450
                                                                    ------------
BASIC INDUSTRIES--1.34%
             KIMBERLY-CLARK CORP NOTE
  2,000,000    7.100%, 08/01/07 ........................... AA2        2,104,100
             ROHM & HAAS CO DEB
$ 1,000,000  g 7.850%, 07/15/29 ........................... A3         1,010,000
                                                                    ------------
             TOTAL BASIC INDUSTRIES .......................            3,114,100
                                                                    ------------
CONSUMER CYCLICAL--4.47%
             CSC HOLDINGS, INC (SR NOTE)
  1,000,000  8.125%, 07/15/09 ............................. BA1        1,003,690
             CLEAR CHANNEL COMMUNICATIONS,
               INC (SR NOTE)
  1,000,000    7.250%, 09/15/03 ........................... BAA3       1,007,550
             FORD MOTOR CO NOTE
  1,000,000    7.450%, 07/16/31 ........................... A1           925,550
             FORD MOTOR CREDIT CO NOTE
  1,000,000    7.500%, 03/15/05 ........................... A1         1,024,870
             GENERAL MOTORS CORP
  1,000,000    6.750%, 05/01/28 ........................... A2           872,590
             NEWS AMERICA HOLDINGS DEB
  1,000,000    8.250%, 08/10/18 ........................... BAA3         920,880
             TIME WARNER, INC (PASS-THRU CERT)
  2,000,000  g 6.100%, 12/30/01 ........................... BAA3       1,990,880
             UNILEVER CAPITAL CORP
               (GUARANTEE NOTE)
  1,500,000    7.125%, 11/01/10 ........................... A1         1,544,025
             WAL-MART STORES, INC NOTE
  1,000,000    7.550%, 02/15/30 ........................... AA2        1,107,310
                                                                    ------------
             TOTAL CONSUMER CYCLICAL ......................           10,397,345
                                                                    ------------
CONSUMER NON-CYCLICAL--1.78%
             DIAGEO CAPITAL PLC
               (GUARANTEE NOTE)
  2,000,000    7.250%, 11/01/09 ........................... A1         2,090,600
             SAFEWAY, INC NOTE
  2,000,000    7.250%, 09/15/04 ........................... BAA2       2,052,540
                                                                    ------------
             TOTAL CONSUMER NON-CYCLICAL ..................            4,143,140
                                                                    ------------
ENERGY--1.32%
             AMERADA HESS CORP
  1,000,000    7.875%, 10/01/29 ........................... BAA1       1,048,430

+ AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  29

          STATEMENT OF INVESTMENTS - BOND PLUS FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

ENERGY--(CONTINUED)
             CHEVRON CORP NOTE
$ 1,000,000    6.625%, 10/01/04 ........................... AA2     $  1,019,410
             WILLIAMS COS, INC NOTE
  1,000,000    6.200%, 08/01/02 ........................... BAA2         996,160
                                                                    ------------
             TOTAL ENERGY .................................            3,064,000
                                                                    ------------
FINANCIAL SERVICES--6.37%
             FLEET NATIONAL BANK (SUB NOTE)
  2,000,000    5.750%, 01/15/09 ........................... A2         1,858,540
             GENERAL ELECTRIC CAPITAL CORP
               (MEDIUM TERM NOTE)
  1,000,000    7.000%, 03/01/02 ........................... AAA        1,011,860
             GENERAL  MOTORS ACCEPTANCE CORP
               (MEDIUM TERM NOTE)
  2,000,000    5.480%, 12/16/02 ........................... A2         1,966,080
             HOUSEHOLD FINANCE CORP
  2,000,000    5.875%, 09/25/04 ........................... A2         1,951,120
             MORGAN STANLEY DEAN WITTER, INC
               (SR UNSUB)
  1,000,000    7.125%, 01/15/03 ........................... AA3        1,017,930
  1,000,000    5.625%, 01/20/04 ........................... AA3          981,270
             NORWEST FINANCIAL, INC
  2,000,000    6.700%, 09/22/04 ........................... AA3        2,023,520
             SALOMON SMITH BARNEY HOLDINGS
  3,000,000    6.250%, 05/15/03 ........................... AA3        2,997,630
             VERIZON GLOBAL FUNDING CORP
  1,000,000  g 6.750%, 12/01/05 ........................... A1         1,010,000
                                                                    ------------
             TOTAL FINANCIAL SERVICES .....................           14,817,950
                                                                    ------------
HEALTH CARE--0.84%
             JOHNSON & JOHNSON CO
  1,000,000    6.950%, 09/01/29 ........................... AAA        1,039,120
             MERCK & CO, INC DEB
  1,000,000    5.950%, 12/01/28 ........................... AAA          912,560
                                                                    ------------
                  TOTAL HEALTH CARE .......................            1,951,680
                                                                    ------------
OTHER MORTGAGE BACKED SECURITIES--1.61%
             BEAR STEARNS COMMERCIAL MORTGAGE
               SECURITIES SERIES 2000-WF2
               (CLASS A1)

  1,240,463    7.110%, 09/15/09 ........................... AAA        1,288,245
             CHASE MANHATTAN BANK-FIRST UNION
               NATIONAL SERIES 1999-1 (CLASS A1)
    924,862    7.134%, 07/15/07 ........................... AAA          957,667
             SALOMON BROTHERS MORTGAGE
               SECURITIES VII SERIES 2000-C3
               (CLASS A2)

  1,500,000    6.592%, 10/18/10 ........................... AAA        1,507,800
             TOTAL OTHER MORTGAGE                                   ------------
               BACKED SECURITIES ..........................            3,753,712
                                                                    ------------
PRODUCER DURABLES--0.46%
             EMERSON ELECTRIC  NOTE
  1,000,000    7.875%, 06/01/05 ........................... AA1        1,072,170
                                                                    ------------
             TOTAL PRODUCER DURABLES ......................            1,072,170
                                                                    ------------
TECHNOLOGY--0.22%
             HEWLETT-PACKARD CO
$   500,000    7.150%, 06/15/05 ........................... AA2          514,950
                                                                    ------------
             TOTAL TECHNOLOGY .............................              514,950
                                                                    ------------
TRANSPORTATION--0.63%
             CSX CORP DEB
  1,400,000    7.900%, 05/01/17 ........................... BAA2       1,460,774
                                                                    ------------
                  TOTAL TRANSPORTATION ....................            1,460,774
                                                                    ------------
UTILITIES--4.38%
             BELLSOUTH TELECOMMUNICATION
               NOTE

  1,000,000    6.500%, 06/15/05 ........................... AAA        1,002,390
             CENTRAL POWER & LIGHT CO
               (FIRST MORTGAGE)
  2,500,000    6.625%, 07/01/05 ........................... A3         2,506,700
             GENERAL ELECTRIC CAPITAL CORP
  2,000,000    7.375%, 01/19/10 ........................... AAA        2,159,180
             GEORGIA POWER CO (SR NOTE)
  1,000,000    5.500%, 12/01/05 ........................... A2           958,799
             SPRINT CAPITAL CORP
               (GUARANTEE NOTE)
  1,500,000    7.625%, 06/10/02 ........................... BAA1       1,504,050
  1,250,000    6.900%, 05/01/19 ........................... BAA1       1,049,275
             TELEFONICA EUROPE BV
               (GUARANTEE NOTE)
  1,000,000    7.750%, 09/15/10 ........................... A2         1,012,600
                                                                    ------------
             TOTAL UTILITIES ..............................           10,192,994
                                                                    ------------
TOTAL CORPORATE BONDS
(COST $68,630,245) ........................................           69,323,995
                                                                    ------------
GOVERNMENT BONDS--67.95%
AGENCY SECURITIES--6.90%
             FEDERAL HOME LOAN MORTGAGE
               CORP (FHLMC)
  5,300,000    5.000%, 01/15/04 ........................... AAA        5,203,911
  2,600,000    5.750%, 04/15/08 ........................... AAA        2,570,750
  6,100,000    6.375%, 10/15/02 ........................... AAA        6,179,117
  1,850,000    7.250%, 05/15/30 ........................... AAA        2,105,522
                                                                    ------------
                                                                      16,059,300
                                                                    ------------

FOREIGN GOVERNMENT BONDS--1.57%
             CANADA GOVERNMENT
  1,000,000    6.750%, 08/28/06 ........................... AA2        1,045,540
             UNITED MEXICAN STATES NOTE
  1,000,000    8.500%, 02/01/06 ...........................BAA3        1,010,000
             QUEBEC PROVINCE CANADA
    500,000    7.000%, 01/30/07 ...........................  A2          519,155
  1,000,000    7.500%, 09/15/29 ...........................  A2        1,067,200
                                                                    ------------
                                                                       3,641,895
                                                                    ------------
OTHER GOVERNMENT BOND--1.01%
             TENNESSE VALLEY AUTHORITY
  2,100,000    7.125%, 05/01/30 ........................... AAA        2,343,789
                                                                    ------------
MORTGAGE BACKED SECURITIES--41.38%
             FEDERAL HOME LOAN MORTGAGE
               CORP (FGLMC)
  6,440,582    6.500%, 01/01/29 ...........................            6,360,074

30   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

          STATEMENT OF INVESTMENTS - BOND PLUS FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                                VALUE
---------                                                                ------


MORTGAGE BACKED SECURITIES--(CONTINUED)
    651,951    8.500%, 08/01/30 ................................. $    673,139
  3,800,000  h 7.000%, 01/25/30 .................................    3,808,322
  6,750,000    7.500%, 01/25/30 .................................    6,853,342
  6,300,000    8.000%, 01/25/30 .................................    6,459,453
    850,000    6.500%, 02/25/30 .................................      838,848
    307,645    8.500%, 05/01/30 .................................      317,643
  1,676,252    8.500%, 08/01/30 .................................    1,730,730
  3,969,716    7.000%, 10/01/20 .................................    4,000,719
 11,132,467  d 6.500%, 09/01/29 .................................   10,986,297
             FEDERAL HOME LOAN MORTGAGE
               CORP (FHLMC)
    884,944    7.000%, 09/01/10 .................................      896,837
  6,761,001    6.500%, 06/01/29 .................................    6,672,229
             FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (FNMA)
  1,228,086    6.000%, 12/01/08 .................................    1,223,087
    850,256    6.000%, 12/01/13 .................................      839,891
  2,000,000  h 6.500%, 01/25/15 .................................    1,999,380
  5,700,000  h 7.000%, 01/25/15 .................................    5,760,591
  2,489,770    6.000%, 01/01/19 .................................    2,436,264
 13,750,000  h 7.000%, 01/25/30 .................................   13,771,450
  1,148,237    8.000%, 03/01/23 .................................    1,186,266
    352,046    9.000%, 11/01/25 .................................      364,695
    339,747    9.000%, 10/01/26 .................................      351,104
    640,171    7.500%, 01/01/29 .................................      650,368
    938,500    8.500%, 05/01/30 .................................      966,945
             GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION (GNMA)
    381,616    6.500%, 09/15/23 .................................      379,112
  1,205,466    7.500%, 11/15/23 .................................    1,229,949
    553,894    7.500%, 08/15/28 .................................      563,936
  4,000,000    7.500%, 01/20/30 .................................    4,068,760
  9,940,190    8.500%, 10/20/30 .................................   10,225,970
    656,152    6.500%, 12/15/28 .................................      648,770
                                                                  ------------
                                                                    96,264,171
                                                                  ------------
U.S. TREASURY SECURITIES--17.09%
             U.S. TREASURY BOND
  8,925,000    5.750%, 08/15/10 .................................    9,353,132
  2,365,000    7.125%, 02/15/23 .................................    2,818,039
    875,000    6.125%, 08/15/29 .................................      951,702
  2,710,000    6.250%, 05/15/30 .................................    3,023,330
             U.S. TREASURY  INFLATION  INDEXED
  3,557,714    l3.375%, 01/15/07 ................................    3,489,903
             U.S. TREASURY NOTE
    900,000    5.875%, 11/15/04 .................................      923,481
  1,000,000    5.750%, 11/15/05 .................................    1,032,660
  7,350,000    6.875%, 05/15/06 .................................    7,950,642
  1,344,239    4.250%, 01/15/10 .................................    1,396,744
  1,000,000    11.750%, 02/15/10 ................................    1,233,120
             U.S. TREASURY STRIP
 24,680,000    0.000%, 11/15/21 .................................    7,584,446
                                                                  ------------
                                                                    39,757,199
                                                                  ------------
TOTAL GOVERNMENT BONDS
(COST $154,147,310) .............................................  158,066,354
                                                                  ------------
TOTAL BONDS
(COST $222,777,555) .............................................  227,390,349
                                                                  ------------
TIAA-CREF MUTUAL FUND--0.63%
    155,670  TIAA-CREF HIGH-YIELD BOND FUND .....................    1,464,854
                                                                  ------------
TOTAL TIAA-CREF MUTUAL FUND
(COST $1,548,228) ...............................................    1,464,854
SHORT TERM INVESTMENTS--18.90%
COMMERCIAL PAPER--12.84%
             CIESCO LP
$ 5,000,000  d 6.530%, 01/16/01 .................................    4,986,395
             CREDIT SUISSE FIRST BOSTON, INC
  5,000,000  d 6.420%, 02/16/01 .................................    4,958,983
             FORTUNE BRANDS
  5,000,000  d 6.460%, 02/01/01 .................................    4,972,186
             PARK AVENUE RECEIVABLES CORP
  5,000,000  c,d 6.600%, 01/24/01 ...............................    4,978,916
             SCHERING CORP
  5,000,000    6.510%, 01/09/01 .................................    4,992,766
             VIRGINIA ELECTRIC & POWER CO
  5,000,000  d 6.550%, 01/12/01 .................................    4,989,993
                                                                  ------------
                                                                    29,879,239
                                                                  ------------

U.S. GOVERNMENT and AGENCY--6.06%
             FEDERAL HOME LOAN BANK (FHLB)
 14,088,000  d 5.000%, 01/02/01 .................................   14,086,043
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS
(COST $43,965,282) ..............................................   43,965,282
                                                                  ------------
TOTAL PORTFOLIO--117.28%
(COST $268,291,065) .............................................  272,820,485
                                                                  ------------
OTHER ASSETS & LIABILITES, NET--(17.28%)                           (40,203,307)
                                                                  ------------
NET ASSETS--100.00% ............................................. $232,617,178
                                                                  ============

c COMMERCIAL PAPER ISSUED UNDER THE PRIVATE PLACEMENT EXEMPTION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933.

d ALL OR A PORTION OF THESE SECURITIES HAVE BEEN SEGREGATED BY THE CUSTODIAN TO COVER SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS.

g SECURITY IS EXEMPT FROM REGISTRATION UNDER RULE 144(A) OF THE SECURITIES ACT OF 1933 AND MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED BUYERS. AT DECEMBER 31, 2000, THE VALUE OF THESE SECURITIES AMOUNTED TO $4,010,880 OR 1.72% OF NET ASSETS.

g    THESE SECURITIES WERE PURCHASED ON A DELAYED DELIVERY BASIS.

l PRINCIPAL AMOUNT FOR INTEREST ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

AT DECEMBER 31, 2000, THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $268,370,193. NET UNREALIZED APPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $4,450,292, OF WHICH $5,529,064 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $1,078,772 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

----------------
OTHER INFORMATION (UNAUDITED)
THE COMPOSITION OF LONG-TERM DEBT HOLDINGS AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN DEBT SECURITIES, IS AS FOLLOWS:

                                 MOODY'S RATING
                             AAA, AA, A      33.51%
                             BAA              6.23%
                             BA               0.44%

U.S. GOVERNMENT OBLIGATIONS REPRESENT 59.82% OF THE LONG-TERM DEBT PORTFOLIO VALUE AND ARE NOT REFLECTED IN THE ABOVE RATINGS.

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  31

      STATEMENT OF INVESTMENTS - GROWTH & INCOME FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL/SHARES                                                           VALUE
----------------                                                           -----
CORPORATE BONDS--0.06%
TECHNOLOGY--0.06%
             MAYAN NETWORKS
   $400,000    5.25%, 11/01/05 .................................... $    400,000
                                                                    ------------
             TOTAL TECHNOLOGY                                            400,000
                                                                    ------------
TOTAL CORPORATE BONDS
(COST $400,000) ...................................................      400,000
                                                                    ------------
PREFERRED STOCK--0.00%
BASIC INDUSTRIES--0.00%
        237  SEALED AIR CORP (CLASS A) ............................       7,643
                                                                    ------------
TOTAL PREFERRED STOCK
(COST $10,534) ....................................................       7,643
                                                                    ------------
COMMON STOCK--98.95%
AEROSPACE AND DEFENSE--0.80%
     27,320  BOEING CO ............................................    1,803,120
     19,140  GENERAL DYNAMICS CORP ................................    1,492,920
     41,340 *GENERAL MOTORS CORP (CLASS H) ........................      950,820
     13,300  LOCKHEED MARTIN CORP .................................      451,535
      2,000  NORTHROP GRUMMAN CORP ................................      166,000
      1,500  PERKINELMER, INC .....................................      157,500
        318  RAYTHEON CO (CLASS A) ................................        9,222
     10,191  RAYTHEON CO (CLASS B) ................................      316,557
                                                                    ------------
             TOTAL AEROSPACE AND DEFENSE ..........................    5,347,674
                                                                    ------------
BASIC INDUSTRIES--4.28%
      7,100  AIR PRODUCTS & CHEMICALS, INC                               291,100
      6,000  ALCAN ALUMINIUM CO LTD (U.S.)                               205,125
     26,568  ALCOA, INC ...........................................      890,028
      2,400  ALLEGHENY TECHNOLOGIES, INC ..........................       38,100
        800  BALL CORP ............................................       36,850
     12,200  BARRICK GOLD CORP (U.S.) .............................      199,836
      1,600  BEMIS CO .............................................       53,700
      2,500  BLACK & DECKER CORP ..................................       98,125
      1,600  BOISE CASCADE CORP ...................................       53,800
      1,800  CENTEX CORP ..........................................       67,612
    121,500  CONSOL ENERGY, INC ...................................    3,394,406
     67,295  DOW CHEMICAL CO ......................................    2,464,679
     82,554  DU PONT (E.I.) DE NEMOURS & CO .......................    3,988,390
      2,300  EASTMAN CHEMICAL CO ..................................      112,125
      3,900  ECOLAB, INC ..........................................      168,431
      3,900  ENGELHARD CORP .......................................       79,462
      2,300 *FLUOR CORP (NEW) .....................................       76,043
        900 *FMC CORP .............................................       64,518
      4,300 *FREEPORT-MCMORAN COPPER &
               GOLD, INC (CLASS B) ................................       36,818
      6,807  GEORGIA-PACIFIC CORP
               (PACKING GROUP) ....................................      211,867
      3,100  GOODRICH (B.F.) CO ...................................      112,762
      1,500  GREAT LAKES CHEMICAL CORP ............................       55,781
      3,300  HERCULES, INC ........................................       62,906
      7,900  HOMESTAKE MINING CO ..................................       33,081
    466,400 *INCO LTD CO (U.S.) ...................................    7,816,864
     14,810  INTERNATIONAL PAPER CO ...............................      604,433
      1,400  KAUFMAN & BROAD HOME CORP ............................       47,162
     16,400  KIMBERLY-CLARK CORP ..................................    1,159,316
      3,000  LOUISIANA PACIFIC CORP ...............................       30,375
     13,600  MASCO CORP ...........................................      349,350
      2,300  MASSEY ENERGY CO .....................................       29,325
      3,000  MEAD CORP ............................................       94,125
      4,900  NEWMONT MINING CORP ..................................       83,606
      2,400  NUCOR CORP ...........................................       95,250
      5,100 *PACTIV CORP ..........................................       63,112
      2,396  PHELPS DODGE CORP ....................................      133,726
     10,100  PLACER DOME, INC (U.S.) ..............................       97,212
        800  POTLATCH CORP ........................................       26,850
      5,200  PPG INDUSTRIES, INC ..................................      240,825
      4,900  PRAXAIR, INC .........................................      217,437
      1,200  PULTE CORP ...........................................       50,625
      6,721  ROHM & HAAS CO .......................................      244,056
      2,268 *SEALED AIR CORP ......................................       69,174
      4,900  SHERWIN-WILLIAMS CO ..................................      128,931
      2,400  SIGMA ALDRICH CORP ...................................       94,350
    103,699 *SMURFIT-STONE CONTAINER CORP .........................    1,549,003
      2,600  STANLEY WORKS CO .....................................       81,087
      1,500  TEMPLE-INLAND, INC ...................................       80,437
      4,100  UNION CARBIDE CORP ...................................      220,631
      2,400  USX-US STEEL GROUP, INC ..............................       43,200
      3,100  VULCAN MATERIALS CO ..................................      148,412
      3,100  WESTVACO CORP ........................................       90,481
     32,000  WEYERHAEUSER CO ......................................    1,624,000
      3,400  WILLAMETTE INDUSTRIES, INC ...........................      159,587
      2,500  WORTHINGTON INDUSTRIES, INC ..........................       20,156
                                                                    ------------
             TOTAL BASIC INDUSTRIES ...............................   28,488,643
                                                                    ------------
CONSUMER CYCLICAL--7.44%
      1,900  AMERICAN GREETINGS CORP (CLASS A) ....................       17,931
     45,625  AUTOLIV, INC .........................................      727,148
      8,600 *BED BATH & BEYOND, INC ...............................      192,425
      3,700  BRUNSWICK CORP .......................................       60,818
     17,800  CARNIVAL CORP (CLASS A) ..............................      548,462
     47,131 *CLEAR CHANNEL COMMUNICATIONS, INC ....................    2,282,907
      3,300 *CONSOLIDATED STORES CORP .............................       35,062
      2,700  COOPER TIRE & RUBBER CO ..............................       28,687
      4,371  DANA CORP ............................................       66,930
      4,400  DANAHER CORP .........................................      300,850
      4,900  DARDEN RESTAURANTS, INC ..............................      112,087
     17,203  DELPHI AUTOMOTIVE SYSTEMS CORP .......................      193,533
      2,600  DILLARD'S, INC (CLASS A) .............................       30,712
    108,285  DISNEY (WALT) CO .....................................    3,133,497
      9,875  DOLLAR GENERAL CORP ..................................      186,390
      3,800  DONNELLEY (R.R.) & SONS CO ...........................      102,600
      2,600  DOW JONES & CO, INC ..................................      147,225
      9,300  EASTMAN KODAK CO .....................................      366,187
      6,100 *FEDERATED DEPARTMENT STORES, INC .....................      213,500
     57,690  FORD MOTOR CO (NEW) ..................................    1,352,109
      8,163  GANNETT CO, INC ......................................      514,779

32   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH & INCOME FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
   ------                                                               -------

CONSUMER CYCLICAL--(CONTINUED)
     26,163  GAP, INC ............................................. $    667,156
     16,711  GENERAL MOTORS CORP ..................................      851,216
      5,200  GENUINE PARTS CO .....................................      136,175
      4,800  GOODYEAR TIRE & RUBBER CO ............................      110,352
      2,100  HARCOURT GENERAL, INC ................................      120,120
      3,600 *HARRAH'S ENTERTAINMENT, INC ..........................       94,950
     11,300  HILTON HOTELS CORP ...................................      118,650
      9,440  INTERPUBLIC GROUP OF COS, INC ........................      401,790
      2,700  JOHNSON CONTROLS, INC ................................      140,400
     14,700 *K MART CORP ..........................................       78,093
      2,300  KNIGHT-RIDDER, INC ...................................      130,812
     10,200 *KOHL'S CORP ..........................................      622,200
      6,000  LEGGETT & PLATT, INC .................................      113,625
     13,100  LIMITED, INC .........................................      223,518
     53,301  LINENS 'N THINGS, INC ................................    1,472,440
      1,600  LIZ CLAIBORNE, INC ...................................       66,600
      7,400  MARRIOTT INTERNATIONAL, INC
               (CLASS A) ..........................................      312,650
      9,300  MAY DEPARTMENT STORES CO .............................      304,575
      2,300  MAYTAG CO ............................................       74,318
     72,453  MCDONALD'S CORP ......................................    2,463,402
      6,000  MCGRAW HILL COS, INC .................................      351,750
      1,500  MEREDITH CORP ........................................       48,281
      5,000  NEW YORK TIMES CO (CLASS A) ..........................      200,312
      8,300  NIKE, INC (CLASS B) ..................................      463,243
      3,900  NORDSTROM, INC .......................................       70,931
      5,433  OMNICOM GROUP, INC ...................................      450,259
      8,100  PENNEY, (J.C.) CO, INC ...............................       88,087
      1,700 *REEBOK INTERNATIONAL LTD .............................       46,478
     10,300  SEARS ROEBUCK & CO ...................................      357,925
     48,002 *SIX FLAGS, INC .......................................      825,034
      1,700  SNAP-ON, INC .........................................       47,387
      5,700 *STARBUCKS CORP .......................................      252,225
     20,500  SYSCO CORP ...........................................      615,000
     96,856  TARGET CORP ..........................................    3,123,606
      4,400  TIFFANY & CO .........................................      139,150
     60,471  TIME WARNER, INC .....................................    3,159,005
      8,800  TJX COS, INC .........................................      244,200
     59,331  TRIBUNE CO ...........................................    2,506,734
      4,450 *TRICON GLOBAL RESTAURANTS, INC .......................      146,850
      3,700  TRW, INC .............................................      143,375
      3,300  V.F. CORP ............................................      119,592
     73,768 *VIACOM, INC (CLASS B) ................................    3,448,654
      3,894  VISTEON CORP .........................................       44,781
    250,544  WAL-MART STORES, INC .................................   13,310,150
      3,500  WENDY'S INTERNATIONAL, INC ...........................       91,875
      2,142  WHIRLPOOL CORP .......................................      102,146
                                                                    ------------
             TOTAL CONSUMER CYCLICAL ..............................   49,513,911
                                                                    ------------
CONSUMER NON-CYCLICAL--8.02%
      1,700  ALBERTO CULVER CO (CLASS B) ..........................       72,781
     12,961  ALBERTSON'S, INC .....................................      343,466
     83,088  ANHEUSER-BUSCH COS, INC ..............................    3,780,504
     19,516  ARCHER DANIELS MIDLAND CO ............................      292,740
      3,900 *AUTOZONE, INC ........................................      111,150
     44,109  AVON PRODUCTS, INC ...................................    2,111,718
      6,400 *BEST BUY CO, INC .....................................      189,200
      2,100  BROWN FORMAN, INC (CLASS B) ..........................      139,650
     11,400  CAMPBELL SOUP CO .....................................      394,725
      5,800  CIRCUIT CITY STORES, INC.
               (CIRCUIT CITY GROUP) ...............................      66,700
     56,180  CLOROX CO ............................................    1,994,390
     76,326  COCA COLA CO .........................................    4,651,115
     12,900  COCA COLA ENTERPRISES, INC ...........................      245,100
     63,903  COLGATE PALMOLIVE CO .................................    4,124,938
     16,400  CONAGRA FOODS, INC ...................................      426,400
      1,100  COORS (ADOLPH) CO (CLASS B) ..........................       88,343
     13,800 *COSTCO WHOLESALE CORP ................................      551,137
     24,550  CVS CORP .............................................    1,471,465
      8,700  GENERAL MILLS, INC ...................................      387,693
     54,300  GILLETTE CO ..........................................    1,961,587
      4,750  HASBRO, INC ..........................................       50,468
     10,700  HEINZ (H.J.) CO ......................................      507,581
      4,200  HERSHEY FOODS CORP ...................................      270,375
    134,850  HOME DEPOT, INC ......................................    6,160,959
      3,000 *INTERNATIONAL FLAVORS &
               FRAGRANCES, INC ....................................      60,937
     11,800  KELLOGG CO ...........................................     309,750
     25,300 *KROGER CO ............................................     684,681
      1,100  LONGS DRUG STORES CORP ...............................      26,537
     50,118  LOWE'S COS, INC ......................................   2,230,251
     12,900  MATTEL, INC ..........................................     186,276
     41,469  NEWELL RUBBERMAID, INC ...............................     943,419
      9,100 *OFFICE DEPOT, INC ....................................      64,837
     84,690  PEPSICO, INC .........................................   4,197,448
     68,400  PHILIP MORRIS COS, INC ...............................   3,009,600
     46,031  PROCTER & GAMBLE CO ..................................   3,610,556
      4,000  QUAKER OATS CO .......................................     389,500
      5,700  RADIOSHACK CORP ......................................     244,031
      9,400  RALSTON PURINA CO ....................................     245,575
     15,400 *SAFEWAY, INC .........................................     962,500
     26,200  SARA LEE CORP ........................................     643,537
     13,700 *STAPLES, INC .........................................     161,831
      3,900  SUPERVALU, INC .......................................      54,112
      1,483  THE SWATCH GROUP AG. (BR) ............................   1,853,180
      8,200 *TOYS `R' US, INC .....................................     136,837
      1,900  TUPPERWARE CORP ......................................      38,831
     17,617  UNILEVER NV (NEW YORK SHS) ...........................   1,108,769
      4,800  UST, INC .............................................     134,700
     31,136  WALGREEN CO ..........................................   1,301,874
      4,200  WINN DIXIE STORES, INC ...............................      81,375
      3,500  WRIGLEY (WM) JR CO ...................................     335,343
                                                                    ------------
             TOTAL CONSUMER NON-CYCLICAL                             53,410,472
                                                                    ------------
ENERGY--6.56%
      2,800  AMERADA HESS CORP ....................................      204,575
      7,648  ANADARKO PETROLEUM CORP ..............................      543,619
      3,800  APACHE CORP ..........................................      266,237
      2,100  ASHLAND, INC .........................................       75,369
     77,643  BAKER HUGHES, INC ....................................    3,227,037

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  33

       STATEMENT OF INVESTMENTS - GROWTH & INCOME FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

ENERGY--(CONTINUED)
     52,130  BURLINGTON RESOURCES, INC ............................ $  2,632,565
     19,600  CHEVRON CORP .........................................    1,654,975
     64,164  CONOCO, INC (CLASS B) ................................    1,856,745
      3,900  DEVON ENERGY CORP (NEW) ..............................      237,783
      3,500  EOG RESOURCES, INC ...................................      191,406
    217,530  EXXON MOBIL CORP .....................................   18,911,514
     13,600  HALLIBURTON CO .......................................      493,000
      2,990  KERR-MCGEE CORP ......................................      200,143
      1,800  MCDERMOTT INTERNATIONAL, INC .........................       19,350
      4,500 *NABORS INDUSTRIES, INC ...............................      266,175
     11,400  OCCIDENTAL PETROLEUM CORP ............................      276,450
      7,900  PHILLIPS PETROLEUM CO ................................      449,312
      2,800 *ROWAN COS, INC .......................................       75,600
    117,828  ROYAL DUTCH PETROLEUM CO
               (NY REGD)ADR .......................................    7,135,958
     17,600  SCHLUMBERGER LTD .....................................    1,406,900
      3,500  SUNOCO, INC ..........................................      117,906
     16,606  TEXACO, INC ..........................................    1,031,647
      4,600  TOSCO CORP ...........................................      156,112
      9,450  TOTAL FINA ELF S.A. ..................................    1,405,341
      6,481  TRANSOCEAN SEDCO FOREX, INC ..........................      298,126
      7,495  UNOCAL CORP ..........................................      289,962
      9,600  USX-MARATHON GROUP, INC ..............................      266,400
                                                                    ------------
             TOTAL ENERGY                                             43,690,207
                                                                    ------------
FINANCIAL SERVICES--16.59%
     63,351  ACE LTD ..............................................    2,688,458
      8,200  AFLAC, INC ...........................................      591,937
     33,319  ALLSTATE CORP ........................................    1,451,458
      2,700  AMBAC FINANCIAL GROUP, INC ...........................      157,443
     40,900  AMERICAN EXPRESS CO ..................................    2,246,943
      7,600  AMERICAN GENERAL CORP ................................      619,400
    124,505  AMERICAN INTERNATIONAL GROUP, INC ....................   12,271,524
     11,400  AMSOUTH BANCORP ......................................      173,850
      7,850  AON CORP .............................................      268,862
    117,964  BANK OF AMERICA CORP .................................    5,411,614
     22,800  BANK OF NEW YORK CO, INC .............................    1,258,275
     35,634  BANK ONE CORP ........................................    1,305,095
     12,100  BB&T CORP ............................................      451,481
      3,246  BEAR STEARNS COS, INC ................................      164,531
      6,100  CAPITAL ONE FINANCIAL CORP ...........................      401,456
      6,325  CHARTER ONE FINANCIAL, INC ...........................      182,634
      5,400  CHUBB CORP ...........................................      467,100
      4,800  CINCINNATI FINANCIAL CORP ............................      189,900
      8,100  CIT GROUP, INC (CLASS A) .............................      163,012
    291,745  CITIGROUP, INC .......................................   14,897,213
      4,850  COMERICA, INC ........................................      287,968
      9,824  CONSECO, INC .........................................      129,554
      3,500  COUNTRYWIDE CREDIT INDUSTRIES, INC ...................      175,875
     21,436  FGLMC ................................................    1,476,404
     14,175  FIFTH THIRD BANCORP ..................................      846,956
     30,126  FIRST UNION CORP .....................................      837,879
    165,310  FIRSTAR CORP .........................................    3,843,457
    109,201  FLEETBOSTON FINANCIAL CORP ...........................    4,101,862
     31,000  FNMA .................................................    2,689,250
      7,500  FRANKLIN RESOURCES, INC ..............................      285,750
      4,900  GOLDEN WEST FINANCIAL CORP ...........................      330,750
      6,900  HARTFORD FINANCIAL SERVICES
               GROUP, INC .........................................      487,312
     14,526  HOUSEHOLD INTERNATIONAL, INC .........................      798,930
      7,542  HUNTINGTON BANCSHARES, INC ...........................      122,086
      3,150  JEFFERSON-PILOT CORP .................................      235,462
     92,073  JOHN HANCOCK FINANCIAL SERVICES, INC .................    3,464,246
    102,224  JP MORGAN CHASE & CO .................................    5,233,109
     13,000  KEYCORP ..............................................      364,000
     21,900  LEHMAN BROTHERS HOLDINGS, INC ........................    1,480,987
      5,900  LINCOLN NATIONAL CORP ................................      279,143
    119,000  MANULIFE FINANCIAL CORP ..............................    3,719,720
      8,450  MARSH & MCLENNAN COS, INC ............................      988,650
      3,000  MBIA, INC ............................................      222,375
     26,175  MBNA CORP ............................................      966,839
     51,893  MELLON FINANCIAL CORP ................................    2,552,486
     39,100  MERRILL LYNCH & CO, INC ..............................    2,666,131
    102,068  METROPOLITAN LIFE INSURANCE CO .......................    3,572,380
      3,300  MGIC INVESTMENT CORP .................................      222,543
     67,729  MORGAN STANLEY DEAN WITTER & CO ......................    5,367,523
     18,700  NATIONAL CITY CORP ...................................      537,625
      6,800  NORTHERN TRUST CORP ..................................      554,625
      3,975  OLD KENT FINANCIAL CORP ..............................      173,906
    320,000  OLD MUTUAL PLC .......................................      793,506
     43,200  PNC FINANCIAL SERVICES GROUP, INC ....................    3,156,300
      2,300  PROGRESSIVE CORP .....................................      238,337
      8,800  PROVIDIAN FINANCIAL CORP .............................      506,000
      6,600  REGIONS FINANCIAL CORP ...............................      180,262
      3,900  SAFECO CORP ..........................................      128,212
     42,600  SCHWAB (CHARLES) CORP ................................    1,208,775
      5,100  SOUTHTRUST CORP ......................................      207,506
      6,650  ST. PAUL COS, INC ....................................      361,178
      5,900  STARWOOD HOTELS & RESORTS
               WORLDWIDE, INC .....................................      207,975
      5,000  STATE STREET CORP ....................................      621,050
      6,700  STILWELL FINANCIAL, INC ..............................      264,231
      5,900  SUMMIT BANCORP .......................................      225,306
      9,100  SUNTRUST BANKS, INC ..................................      573,300
      8,700  SYNOVUS FINANCIAL CORP ...............................      234,356
      3,700  T ROWE PRICE GROUP, INC ..............................      156,382
      3,900  TORCHMARK CORP .......................................      149,906
     22,865  U.S. BANCORP .........................................      667,372
      5,000  UNION PLANTERS CORP ..................................      178,750
      7,385  UNUMPROVIDENT CORP ...................................      198,471
      5,000  USA EDUCATION, INC ...................................      340,000
      6,300  WACHOVIA CORP ........................................      366,187
     16,630  WASHINGTON MUTUAL, INC ...............................      882,429
     50,900  WELLS FARGO CO .......................................    2,834,493
     16,244  XL CAPITAL LTD (CLASS A) .............................    1,419,319
                                                                    ------------
             TOTAL FINANCIAL SERVICES .............................  110,477,572
                                                                    ------------
34   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH & INCOME FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

HEALTH CARE--14.70%
     46,661  ABBOTT LABORATORIES CO ............................... $  2,260,142
      4,100  AETNA, INC (NEW) .....................................      168,356
      4,000  ALLERGAN, INC ........................................      387,250
      7,300 *ALZA CORP ............................................      310,250
     73,798  AMERICAN HOME PRODUCTS CORP ..........................    4,689,862
     80,409 *AMGEN, INC ...........................................    5,141,150
      6,400  APPLERA CORP
               (APPLIED BIOSYSTEMS GROUP) .........................      602,000
      1,600  BARD (C.R.), INC .....................................       74,500
      1,600  BAUSCH & LOMB, INC ...................................       64,700
     51,129 *BAXTER INTERNATIONAL, INC ............................    4,515,329
      7,700  BECTON DICKINSON & CO ................................      266,612
      4,500 *BIOGEN, INC ..........................................      270,281
      5,500  BIOMET, INC ..........................................      218,281
     12,300 *BOSTON SCIENTIFIC CORP ...............................      168,356
    124,262  BRISTOL MYERS SQUIBB CO ..............................    9,187,621
     58,813  CARDINAL HEALTH, INC .................................    5,859,245
      5,800 *CHIRON CORP ..........................................      258,100
      4,705  CIGNA CORP ...........................................      622,471
      2,712 *DURECT CORP ..........................................       32,544
      2,700 *FOREST LABORATORIES, INC .............................      358,762
      9,500 *GUIDANT CORP .........................................      512,406
     17,000  HCA-THE HEALTHCARE CO ................................      748,170
     97,674 *HEALTH MANAGEMENT ASSOCIATES,
              INC (CLASS A) (NEW) .................................   2,026,735
     11,716 *HEALTHSOUTH CORP .....................................      191,117
      5,100 *HUMANA, INC ..........................................       77,775
      9,000  IMS HEALTH, INC ......................................      243,000
     42,800  JOHNSON & JOHNSON CO .................................    4,496,675
      5,200 *KING PHARMACEUTICALS, INC ............................      268,775
     53,819  LILLY (ELI) & CO .....................................    5,008,530
      3,100 *MANOR CARE, INC ......................................       63,937
      8,742  MCKESSON HBOC, INC ...................................      313,750
      6,500 *MEDIMMUNE, INC .......................................      309,968
     37,000  MEDTRONIC, INC .......................................    2,233,875
    141,736  MERCK & CO, INC ......................................   13,270,033
      1,400  MILLIPORE CORP .......................................       88,200
      3,800  PALL CORP ............................................       80,987
    393,693  PFIZER, INC ..........................................   18,109,878
     39,670  PHARMACIA CORP .......................................    2,419,870
      3,500 *QUINTILES TRANSNATIONAL CORP .........................       73,281
     90,909  SCHERING-PLOUGH CORP .................................    5,159,085
      2,600 *ST. JUDE MEDICAL, INC ................................      159,737
      6,000 *STRYKER CORP .........................................      303,540
    110,385  TENET HEALTHCARE CORP ................................    4,905,233
      7,000 *TRIMERIS, INC ........................................      384,125
      9,800  UNITEDHEALTH GROUP, INC ..............................      601,475
      3,000 *WATSON PHARMACEUTICALS, INC ..........................      153,562
      1,900 *WELLPOINT HEALTH NETWORKS, INC .......................      218,975
                                                                    ------------
             TOTAL HEALTH CARE ....................................   97,878,506
                                                                    ------------
OTHER--2.98%
      3,100  BLOCK (H&R), INC .....................................      128,262
     21,313 *CENDANT CORP .........................................      205,137
      2,050  CRANE CO .............................................       58,296
      6,100  DOVER CORP ...........................................      247,431
      4,700  FORTUNE BRANDS, INC ..................................      141,000
     61,532  HONEYWELL INTERNATIONAL, INC .........................    2,911,232
      2,700  ITT INDUSTRIES, INC ..................................      104,625
      3,000  LOEWS CORP ...........................................      310,687
      5,000  MOODY'S CORP .........................................      128,437
      1,200  NATIONAL SERVICE INDUSTRIES, INC .....................       30,825
      5,500 *ROBERT HALF INTERNATIONAL, INC .......................      145,750
      4,400  TEXTRON, INC .........................................      204,600
    204,763  TYCO INTERNATIONAL LTD ...............................   11,364,346
     49,123  UNITED TECHNOLOGIES CORP .............................    3,862,295
                                                                    ------------
             TOTAL OTHER ..........................................   19,842,923
                                                                    ------------
PRODUCER DURABLES--5.05%
      5,800 *ALLIED WASTE INDUSTRIES, INC .........................       84,462
        600  BRIGGS & STRATTON CORP ...............................       26,625
     10,600  CATERPILLAR, INC .....................................      501,512
      2,800  COOPER INDUSTRIES, INC ...............................      128,625
      1,100  CUMMINS ENGINE CO, INC ...............................       41,731
      7,200  DEERE & CO ...........................................      329,850
      2,200  EATON CORP ...........................................      165,412
     13,100  EMERSON ELECTRIC CO ..................................    1,032,443
    560,034  GENERAL ELECTRIC CO ..................................   26,846,630
      2,800  GRAINGER (W.W.), INC .................................      102,200
      9,300  HARLEY DAVIDSON, INC .................................      369,675
      9,292  ILLINOIS TOOL WORKS, INC .............................      553,454
      4,950  INGERSOLL-RAND CO ....................................      207,281
     12,100  MINNESOTA MINING & MANUFACTURING CO ..................    1,458,049
      1,700 *NAVISTAR INTERNATIONAL CORP ..........................       44,518
      2,100  PACCAR, INC ..........................................      103,425
      3,550  PARKER-HANNIFIN CORP .................................      156,643
      7,700  PITNEY BOWES, INC ....................................      255,062
      2,400 *POWER-ONE, INC .......................................       94,350
      5,600  ROCKWELL INTERNATIONAL CORP ..........................      266,700
      5,500 *THERMO ELECTRON CORP .................................      163,625
      2,000  THOMAS & BETTS CORP ..................................       32,375
      1,800  TIMKEN CO ............................................       27,225
     19,147  WASTE MANAGEMENT, INC ................................      531,329
     20,100  XEROX CORP ...........................................       92,962
                                                                    ------------
                      TOTAL PRODUCER DURABLES .....................   33,616,163
                                                                    ------------
TECHNOLOGY--22.54%
      2,800 *ADAPTEC, INC .........................................       28,700
     23,800 *ADC TELECOMMUNICATIONS, INC ..........................      431,375
      7,400  ADOBE SYSTEMS, INC ...................................      430,587
      9,500 *ADVANCED MICRO DEVICES, INC ..........................      131,218
     13,974 *AGILENT TECHNOLOGIES, INC ............................      765,076
     12,000 *ALTERA CORP ..........................................      315,750
    100,683 *AMERICA ONLINE, INC ..................................    3,503,768
      5,900 *AMERICAN POWER CONVERSION CORP .......................       73,012
     11,000 *ANALOG DEVICES, INC ..................................      563,062
      2,400 *ANDREW CORP ..........................................       52,200
      9,900 *APPLE COMPUTER, INC ..................................      147,262

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  35

       STATEMENT OF INVESTMENTS - GROWTH & INCOME FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
     47,000 *APPLIED MATERIALS, INC ............................... $  1,794,812
      1,700  AUTODESK, INC ........................................       45,793
     19,100  AUTOMATIC DATA PROCESSING, INC .......................    1,209,268
     12,484 *AVAYA, INC ...........................................      128,741
      3,400  AVERY DENNISON CORP ..................................      186,575
      7,400 *BMC SOFTWARE, INC ....................................      103,600
      7,200 *BROADCOM CORP (CLASS A) ..............................      604,800
      8,300 *BROADVISION, INC .....................................       98,043
      5,600 *CABLETRON SYSTEMS, INC ...............................       84,350
     65,710 *CERIDIAN CORP ........................................    1,310,093
     17,695 *CIENA CORP ...........................................    1,437,718
    416,146 *CISCO SYSTEMS, INC ...................................   15,917,585
      5,600 *CITRIX SYSTEMS, INC ..................................      126,000
     30,000 *COMMERCE ONE, INC ....................................      759,375
    182,030  COMPAQ COMPUTER CORP .................................    2,739,551
     17,750  COMPUTER ASSOCIATES
               INTERNATIONAL, INC .................................      346,125
      5,200 *COMPUTER SCIENCES CORP ...............................      312,650
     10,800 *COMPUWARE CORP .......................................       67,500
      5,100 *COMVERSE TECHNOLOGY, INC .............................      553,987
      7,000 *CONEXANT SYSTEMS, INC ................................      107,625
      4,700 *CONVERGYS CORP .......................................      212,968
     50,560  CORNING, INC .........................................    2,670,200
      2,021  *CORVIS CORP .........................................       48,125
    132,505 *DELL COMPUTER CORP ...................................    2,310,555
      2,200  DELUXE CORP ..........................................       55,594
     14,400  ELECTRONIC DATA SYSTEMS CORP .........................      831,600
    147,614 *EMC CORP .............................................    9,816,330
      4,300  EQUIFAX, INC .........................................      123,356
     34,500 *EXODUS COMMUNICATIONS, INC ...........................      690,000
     12,200  FIRST DATA CORP ......................................      642,787
      9,800 *GATEWAY, INC .........................................      176,302
     13,000 *GLOBESPAN, INC .......................................      357,500
     60,852  HEWLETT-PACKARD CO ...................................    1,920,641
    418,618  INTEL CORP ...........................................   12,584,704
     85,646  INTERNATIONAL BUSINESS
               MACHINES CORP ......................................    7,279,910
      6,300 *INTUIT, INC ..........................................      248,456
     96,858 *JDS UNIPHASE CORP ....................................    4,037,766
      5,700 *KLA-TENCOR CORP ......................................      192,018
      3,900 *LEXMARK INTERNATIONAL, INC ...........................      172,818
     23,046  LINEAR TECHNOLOGY CORP ...............................    1,065,877
     82,210 *LSI LOGIC CORP .......................................    1,404,968
    149,409  LUCENT TECHNOLOGIES, INC .............................    2,017,021
      8,700 *MAXIM INTEGRATED PRODUCTS, INC .......................      415,968
      2,500 *MERCURY INTERACTIVE CORP .............................      225,625
     31,633 *MICRON TECHNOLOGY, INC ...............................    1,122,971
    310,415 *MICROSOFT CORP .......................................   13,464,251
          9 *MIPS TECHNOLOGIES, INC (CLASS B) .....................          229
      6,025  MOLEX, INC ...........................................      213,887
    113,191  MOTOROLA, INC ........................................    2,292,117
      8,000  MURATA MANUFACTURING CO LTD ..........................      938,707
      5,400 *NATIONAL SEMICONDUCTOR CORP ..........................      108,675
      3,000 *NCR CORP .............................................      147,375
      9,600 *NETWORK APPLIANCE, INC ...............................      616,200
    134,980  NOKIA CORP (SPON ADR) ................................    5,871,630
    168,950  NORTEL NETWORKS CORP (U.S.) ..........................    5,416,959
      9,800 *NOVELL, INC ..........................................       51,143
      4,000 *NOVELLUS SYSTEMS, INC ................................      143,750
     48,436 *ON SEMICONDUCTOR CORP ................................      254,289
    340,840 *ORACLE CORP ..........................................    9,905,661
     17,387 *PALM, INC ............................................      492,269
      8,300 *PARAMETRIC TECHNOLOGY CORP ...........................      111,531
     11,325  PAYCHEX, INC .........................................      550,678
      8,700 *PEOPLESOFT, INC ......................................      323,531
     19,150  PERLOS OYJ ...........................................      395,536
     20,474 *PMC-SIERRA, INC ......................................    1,609,768
      2,800 *QLOGIC CORP ..........................................      215,600
     37,314 *QUALCOMM, INC ........................................    3,066,744
     35,700 *SANMINA CORP .........................................    2,735,512
      3,500 *SAPIENT CORP .........................................       41,781
      4,900  SCIENTIFIC-ATLANTA, INC ..............................      159,556
     13,200 *SIEBEL SYSTEMS, INC ..................................      892,650
     96,000 *SOLECTRON CORP .......................................    3,254,400
    193,462 *SUN MICROSYSTEMS, INC ................................    5,392,753
      4,400  SYMBOL TECHNOLOGIES, INC .............................      158,400
      2,900  TEKTRONIX, INC .......................................       97,693
     12,600 *TELLABS, INC .........................................      711,900
      5,400 *TERADYNE, INC ........................................      201,150
     53,200  TEXAS INSTRUMENTS, INC ...............................    2,520,350
      1,258 *TRANSMETA CORP .......................................       29,563
      9,500 *UNISYS CORP ..........................................      138,937
     12,491 *VERITAS SOFTWARE CORP ................................    1,092,962
      5,500 *VITESSE SEMICONDUCTOR CORP ...........................      304,218
     10,100 *XILINX, INC ..........................................      465,862
     24,441 *YAHOO, INC ...........................................      734,757
                                                                    ------------
             TOTAL TECHNOLOGY .....................................  150,123,235
                                                                    ------------
TRANSPORTATION--1.00%
     42,781 *AMR CORP .............................................    1,676,480
     12,200  BURLINGTON NORTHERN SANTA FE CORP ....................      345,412
     17,284 *CONTINENTAL AIRLINES, INC (CLASS B) ..................      892,286
      6,600  CSX CORP .............................................      171,187
      3,800  DELTA AIRLINES, INC ..................................      190,712
      8,580 *FEDEX CORP ...........................................      342,856
     11,600  NORFOLK SOUTHERN CORP ................................      154,425
      1,700  RYDER SYSTEM, INC ....................................       28,262
     29,926  SABRE HOLDINGS CORP ..................................    1,290,558
     33,575  SOUTHWEST AIRLINES CO ................................    1,125,769
      2,000 *U.S. AIRWAYS GROUP, INC ..............................       81,125
      7,600  UNION PACIFIC CORP ...................................      385,700
                                                                    ------------
             TOTAL TRANSPORTATION .................................    6,684,772
                                                                    ------------
UTILITIES--8.99%
     14,100 *AES CORP .............................................      780,787
      3,400  ALLEGHENY ENERGY, INC ................................      163,837
      9,500  ALLTEL CORP ..........................................      593,156
      3,900  AMEREN CORP ..........................................      180,618

36   2000 ANNUAL REPORT                    SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH & INCOME FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

UTILITIES--(CONTINUED)
     68,854  AMERICAN ELECTRIC POWER CO, INC ...................... $  3,201,711
    209,579  AT & T CORP ..........................................    3,628,336
     57,500  BELLSOUTH CORP .......................................    2,353,906
     35,574 *BROADWING, INC .......................................      811,531
     81,100  CABLE & WIRELESS PLC .................................    1,093,958
      8,700 *CALPINE CORP .........................................      392,043
      4,300  CENTURYTEL, INC ......................................      153,725
      4,900  CINERGY CORP .........................................      172,112
      3,600  CMS ENERGY CORP ......................................      114,075
     22,225  COASTAL CORP .........................................    1,962,745
     27,800 *COMCAST CORP (CLASS A) SPECIAL .......................    1,160,650
      5,900  CONSOLIDATED EDISON, INC .............................      227,150
      4,600  CONSTELLATION ENERGY GROUP, INC ......................      207,287
      7,326  DOMINION RESOURCES, INC ..............................      490,842
     87,050  DTE ENERGY CO ........................................    3,389,509
     11,300  DUKE ENERGY CORP .....................................      963,325
      9,900  DYNEGY, INC (CLASS A) ................................      555,018
      9,900  EDISON INTERNATIONAL CO ..............................      154,687
      7,100  EL PASO ENERGY CORP ..................................      508,537
     52,600  ENRON CORP ...........................................    4,372,375
      6,900  ENTERGY CORP .........................................      291,956
     10,537  EXELON CORP ..........................................      739,802
     44,849  FIRSTENERGY CORP .....................................    1,415,546
      5,455  FPL GROUP, INC .......................................      391,396
     26,905 *GLOBAL CROSSING LTD ..................................      385,077
      2,600  GPU, INC .............................................       95,712
      4,100  KEYSPAN CORP .........................................      173,737
      3,500  KINDER MORGAN, INC ...................................      182,656
     23,400 *NEXTEL COMMUNICATIONS, INC (CLASS A) .................      579,150
      4,754 *NIAGARA MOHAWK HOLDINGS, INC .........................       79,332
      1,300  NICOR, INC ...........................................       56,143
      6,108  NISOURCE, INC ........................................      187,821
      1,343 *NISOURCE, INC (SAILS) ................................        3,693
        900  ONEOK, INC ...........................................       43,312
      1,100  PEOPLES ENERGY CORP ..................................       49,225
     53,880  PG&E CORP ............................................    1,077,600
      2,600  PINNACLE WEST CAPITAL CORP ...........................      123,825
      4,247  PPL CORP .............................................      191,911
     66,650 *PRICE COMMUNICATIONS CORP ............................    1,120,553
      5,300  PROGRESS ENERGY, INC .................................      260,693
        500 *PROGRESS ENERGY, INC- CVO ............................          225
     52,289 *PSINET, INC ..........................................       37,582
      5,100  PUBLIC SERVICE ENTERPRISE
               GROUP, INC .........................................      247,987
     50,242 *QWEST COMMUNICATIONS
               INTERNATIONAL, INC .................................    2,059,922
     24,556 *RCN CORP .............................................      155,009
      8,710  RELIANT ENERGY, INC ..................................      377,251
    202,881  SBC COMMUNICATIONS, INC ..............................    9,687,567
      6,873  SEMPRA ENERGY ........................................      159,797
     20,800  SOUTHERN CO ..........................................      691,600
     27,200  SPRINT CORP (FON GROUP) ..............................      552,500
     28,700 *SPRINT CORP (PCS GROUP) ..............................      586,556
     24,930 *TNPC, INC ............................................      244,625
     26,412  TXU CORP .............................................    1,170,381
      9,587 *TYCOM LTD ............................................      214,509
     83,060  VERIZON COMMUNICATIONS ...............................    4,163,382
     94,832 *VIATEL, INC ..........................................      352,656
     30,250 *WESTERN WIRELESS CORP (CLASS A) ......................    1,185,421
     13,500  WILLIAMS COS, INC ....................................      539,156
    142,480 *WORLDCOM, INC ........................................    2,003,344
     11,640  XCEL ENERGY, INC .....................................      338,287
                                                                    ------------
             TOTAL UTILITIES ......................................   59,848,817
                                                                    ------------
TOTAL COMMON STOCK
(COST $630,297,825) ...............................................  658,922,895
                                                                    ------------
SHORT TERM INVESTMENT--0.71%
U.S. GOVERNMENT AND AGENCY--0.71%
             FEDERAL HOME LOAN BANK (FHLB)
$  4,748,000   5.000%, 01/02/01 ...................................    4,747,341
                                                                    ------------
TOTAL SHORT TERM INVESTMENT
(COST $4,747,341) .................................................    4,747,341
                                                                    ------------
TOTAL PORTFOLIO--99.72%
(COST $635,455,700) ...............................................  664,077,879
OTHER ASSETS & LIABILITIES, NET--0.28%                                 1,878,253
                                                                    ------------
NET ASSETS--100.00% ............................................... $665,956,132
                                                                    ============

---------------------
*    NON-INCOME PRODUCING

AT DECEMBER 31, 2000, THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $640,367,108. NET UNREALIZED APPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $23,710,771, OF WHICH $108,481,217 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $84,770,446 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  37

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL/SHARES                                                         VALUE
----------------                                                        -------

CORPORATE BONDS--0.07%
TECHNOLOGY--0.07%
             MAYAN NETWORKS
  $ 520,000    5.25%, 11/01/05 .................................... $    520,000
                                                                    ------------
             TOTAL TECHNOLOGY .....................................      520,000
                                                                    ------------
TOTAL CORPORATE BONDS
(COST $520,000) ...................................................      520,000
                                                                    ------------
PREFERRED STOCK--0.00%
BASIC INDUSTRIES--0.00%
        285  SEALED AIR CORP (CLASS A) ............................        9,191
                                                                    ------------
             TOTAL BASIC INDUSTRIES ...............................        9,191
                                                                    ------------
HEALTH CARE--0.00%
          7  MEDIQ, INC SERIES A ..................................            0
                                                                    ------------
             TOTAL HEALTH CARE ....................................            0
                                                                    ------------
TOTAL PREFERRED STOCK
(COST $12,766) ....................................................       9,191
                                                                    ------------
COMMON STOCK--98.82%
AEROSPACE AND DEFENSE--0.67%
        450 *ALLIANT TECHSYSTEMS, INC .............................       30,037
        800 *ARMOR HOLDINGS, INC ..................................       13,950
      3,060  BOEING CO ............................................      201,960
      6,700 *ECHOSTAR COMMUNICATIONS CORP (CLASS A) ...............      152,425
    205,875 *GENERAL MOTORS CORP (CLASS H) ........................    4,735,125
      2,000 *MOTIENT CORP .........................................        8,000
      1,600 *ORBITAL SCIENCES CORP ................................        6,600
        800 *PANAMSAT CORP ........................................       27,750
        700 *PEGASUS COMMUNICATIONS CORP ..........................       18,025
        300  PERKINELMER, INC .....................................       31,500
      2,800 *REMEC, INC ...........................................       26,950
      2,100 *TELEDYNE TECHNOLOGIES, INC ...........................       49,612
                                                                    ------------
             TOTAL AEROSPACE AND DEFENSE ..........................    5,301,934
                                                                    ------------
BASIC INDUSTRIES--0.25%
      1,800  AMCOL INTERNATIONAL CORP .............................        8,550
        500  APTARGROUP, INC ......................................       14,687
      9,500 *BATTLE MOUNTAIN GOLD CO ..............................       16,031
        700 *BUCKEYE TECHNOLOGIES, INC ............................        9,843
        500  CABOT CORP ...........................................       13,187
        440 *CABOT MICROELECTRONICS CORP ..........................       22,852
      1,300  CAMBREX CORP .........................................       58,825
        400  CARLISLE COS, INC ....................................       17,175
      4,100 *CELGENE CORP .........................................      133,250
        700 *COLLINS & AIKMAN CORP ................................        2,931
      1,600  CONSOL ENERGY, INC ...................................       44,700
      4,650  CROMPTON CORP ........................................       48,825
      3,400 *DAL-TILE INTERNATIONAL, INC ..........................       48,237
        200  DELTIC TIMBER CORP ...................................        4,775
      1,500 *DIONEX CORP ..........................................       51,750
      1,500  EARTHSHELL CORP ......................................        1,921
      1,400  ECOLAB, INC ..........................................       60,462
      1,200  ELCOR CORP ...........................................       20,250

   SHARES                                                                VALUE
  --------                                                              -------

      1,525 *ENCOMPASS SERVICES CORP .............................. $      7,720
      1,000 *ENERGY CONVERSION DEVICES, INC .......................       20,250
        700  FERRO CORP ...........................................       16,100
        300  FLORIDA ROCK INDUSTRIES, INC .........................       11,737
      8,500 *-FREEPORT-MCMORAN COPPER & GOLD, INC (CLASS B) .......       72,781
        900 *GAYLORD CONTAINER CORP (CLASS A) .....................          900
        300  GENTEK, INC ..........................................        4,950
      1,100  GEORGIA GULF CORP ....................................       18,768
      1,900  GEORGIA-PACIFIC CORP (TIMBER GROUP) ..................       56,881
      3,300 *GRACE W.R. & CO ......................................       10,518
      2,300  HOMESTAKE MINING CO ..................................        9,631
        218  HORTON (D.R.), INC ...................................        5,327
      1,200 *INSITUFORM TECHNOLOGIES, INC (CLASS A) ...............       47,850
        700 *INTEGRATED ELECTRICAL SERVICES, INC ..................        4,156
        700 *IVEX PACKAGING CORP ..................................        7,656
        100  LIQUI-BOX CORP .......................................        3,725
      1,600 *LONE STAR TECHNOLOGIES, INC ..........................       61,600
      1,100  MACDERMID, INC .......................................       20,900
        900 *MATTSON TECHNOLOGY, INC ..............................        9,281
        400  METALS U.S.A., INC ...................................        1,125
      4,150  METRIS COS, INC ......................................      109,196
        700 *MOBILE MINI, INC .....................................       16,100
        400 *MUELLER INDUSTRIES, INC ..............................       10,725
      1,700  NEWMONT MINING CORP ..................................       29,006
        200  NL INDUSTRIES, INC ...................................        4,850
        400 *NVR, INC .............................................       49,440
      3,300 *OAK TECHNOLOGY, INC ..................................       28,668
      1,200 *OAKLEY, INC ..........................................       16,200
        200  OM GROUP, INC ........................................       10,925
      2,000 *PACKAGING CORP OF AMERICA ............................       32,250
        100  PENN ENGINEERING & MANUFACTURING CORP ................        3,525
        800  PENN VIRGINIA CORP ...................................       26,550
        100  RELIANCE STEEL & ALUMINUM CO .........................        2,475
      1,900 *SCICLONE PHARMACEUTICALS, INC ........................        7,600
      4,921 *SEALED AIR CORP ......................................      150,090
      2,000 *SHAW GROUP, INC ......................................      100,000
        400 *SIMPSON MANUFACTURING CO, INC ........................       20,400
        100  SKYLINE CORP .........................................        1,893
      3,700  SOLUTIA, INC .........................................       44,400
        600  SPARTECH CORP ........................................       12,337
      1,400 *STEEL DYNAMICS, INC ..................................       15,400
      2,550 *STILLWATER MINING CO .................................      100,342
      2,800 *TECHNE CORP ..........................................      100,975
        800  TREDEGAR CORP ........................................       13,950
        400 *TREX CO, INC .........................................       10,075
        500  WATSCO, INC ..........................................        5,760
        700  WD-40 CO .............................................       13,606
        300  WILLAMETTE INDUSTRIES, INC ...........................       14,081
                                                                    ------------
             TOTAL BASIC INDUSTRIES ...............................    1,920,926
                                                                    ------------
CONSUMER CYCLICAL--7.67%
        900 *99 CENTS ONLY STORES .................................       24,637

38   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

CONSUMER CYCLICAL--(CONTINUED)
      6,436 *ABERCROMBIE & FITCH CO (CLASS A) ..................... $    128,720
        900 *ACCLAIM ENTERTAINMENT, INC ...........................          309
      1,000  ACKERLEY GROUP, INC ..................................        9,000
      2,900 *ACNEILSEN CORP .......................................      105,125
        600  ADVANCED MARKETING SERVICES, INC .....................       10,425
        200 *ALEXANDERS, INC ......................................       13,537
        400 *AMERICAN AXLE & MANUFACTURING
               HOLDINGS, INC ......................................        3,175
        800 *AMERICAN CLASSIC VOYAGES CO ..........................       11,200
      1,600 *AMERICAN EAGLE OUTFITTERS, INC .......................       67,600
      5,300 *AMERICREDIT CORP .....................................      144,425
        400 *ANN TAYLOR STORES CORP ...............................        9,975
      5,150 *APOLLO GROUP, INC (CLASS A) ..........................      253,315
      1,200 *APPLEBEE'S INTERNATIONAL, INC ........................       37,725
      1,400 *ARGOSY GAMING CO .....................................       26,862
        525  ARVINMERITOR, INC ....................................        5,971
    142,670 *AT & T - LIBERTY MEDIA GROUP
               (CLASS A) ..........................................    1,934,961
        200 *AVIS GROUP HOLDINGS, INC .............................        6,512
        600 *AZTAR CORP ...........................................        7,762
      1,500 *BALLY TOTAL FITNESS HOLDINGS CORP ....................       50,812
      1,400 *BE FREE, INC .........................................        3,062
        500 *BEASLEY BROADCAST GROUP, INC
               (CLASS A) ..........................................        4,156
        300 *BEBE STORES, INC .....................................        6,412
     16,200 *BED BATH & BEYOND, INC ...............................      362,475
        800  BLOCKBUSTER, INC (CLASS A) ...........................        6,700
      3,700 *BOYDS COLLECTION LTD .................................       34,456
        600 *BUCA, INC ............................................        8,812
      4,100  CALLAWAY GOLF CO .....................................       76,362
      3,300 *CATALINA MARKETING CORP ..............................      128,493
      1,500 *CEC ENTERTAINMENT, INC ...............................       51,187
        600 *CENTRAL GARDEN & PET CO ..............................        4,125
        700 *CHAMPIONSHIP AUTO RACING
               TEAMS, INC .........................................       14,700
        900 *CHICO'S FAS, INC .....................................       18,787
      1,100 *CHILDREN'S PLACE RETAIL STORES, INC ..................       22,275
      3,300 *CHOICE HOTELS INTERNATIONAL, INC .....................       45,168
      2,400 *CITADEL COMMUNICATIONS CORP ..........................       28,800
      1,800  CLAIRE'S STORES, INC .................................       32,287
     72,614 *CLEAR CHANNEL COMMUNICATIONS, INC ....................    3,517,240
        200 *COLDWATER CREEK, INC .................................        6,212
        400 *COLUMBIA SPORTSWEAR CO ...............................       19,900
      3,500 *CONSOLIDATED STORES CORP .............................       37,187
      2,800 *COPART, INC ..........................................       60,200
      1,900 *COX RADIO, INC (CLASS A) .............................       42,868
        300  CPI CORP .............................................        6,000
        500 *CROWN MEDIA HOLDINGS, INC (CLASS A) ..................       10,156
        800  DANAHER CORP .........................................       54,700
      1,200 *DIGITAL IMPACT, INC ..................................        2,812
        850  DIRECT FOCUS, INC ....................................       28,528
     85,900  DISNEY (WALT) CO .....................................    2,485,731
     11,256  DOLLAR GENERAL CORP ..................................      212,457
      7,450 *DOLLAR TREE STORES, INC ..............................      182,525
      1,000  DONALDSON CO, INC ....................................       27,812
        700  DOVER DOWNS ENTERTAINMENT, INC .......................        7,831
      1,300  DOW JONES & CO, INC ..................................       73,612
        800 *EMMIS COMMUNICATIONS CORP
               (CLASS A) ..........................................       22,950
        700  EXIDE CORP ...........................................        5,337
      1,000 *EXTENDED STAY AMERICA, INC ...........................       12,850
      1,500  FACTSET RESEARCH SYSTEMS, INC ........................       55,605
      1,800 *FAIRFIELD COMMUNITIES, INC ...........................       25,312
      7,100  FAMILY DOLLAR STORES, INC ............................      152,206
        300 *FOOTSTAR, INC ........................................       14,850
        500  FOREST CITY ENTERPRISES, INC (CLASS A) ...............       19,600
      1,000 *FOSSIL, INC ..........................................       14,484
      3,000 *FOX ENTERTAINMENT GROUP, INC
               (CLASS A) ..........................................       53,625
        800  G & K SERVICES, INC (CLASS A) ........................       22,500
     38,100  GAP, INC .............................................      971,550
     26,900 *GEMSTAR-TV GUIDE INTERNATIONAL, INC ..................    1,240,762
      1,400 *GENESCO, INC .........................................       34,212
      4,600 *GENTEX CORP ..........................................       85,675
      1,200  GRACO, INC ...........................................       49,650
        600 *GROUP 1 AUTOMOTIVE, INC ..............................        5,625
        600 *GUESS ?, INC .........................................        3,187
      1,300 *GUITAR CENTER, INC ...................................       14,787
      2,900 *HANOVER DIRECT, INC ..................................        1,087
        600  HARMAN INTERNATIONAL
               INDUSTRIES, INC ....................................       21,900
        500  HARTE-HANKS, INC .....................................       11,843
        900 *HAYES LEMMERZ INTERNATIONAL, INC .....................        6,018
        400 *HEARST-ARGYLE TELEVISION, INC ........................        8,175
      5,300 *HISPANIC BROADCASTING CORP ...........................      135,150
      1,200 *HOLLYWOOD ENTERTAINMENT CORP .........................        1,275
        500 *HOLLYWOOD MEDIA CORP .................................        1,937
      1,200 *HOT TOPIC, INC .......................................       19,725
        900  HOUGHTON MIFFLIN CO ..................................       41,737
        200 *IMPCO TECHNOLOGIES, INC ..............................        2,400
      7,525 *INFINITY BROADCASTING CORP
               (CLASS A) ..........................................      210,229
        800 *INFORMATION HOLDINGS, INC ............................       18,750
      2,800 *INTELECT COMMUNICATIONS, INC .........................        1,050
      4,600 *INTERNATIONAL GAME TECHNOLOGY CO .....................      220,800
        612  INTERNATIONAL SPEEDWAY CORP
               (CLASS A) ..........................................       23,256
     89,140  INTERPUBLIC GROUP OF COS, INC ........................    3,794,021
      1,700 *INTERTAN, INC ........................................       19,762
      5,650  INTIMATE BRANDS, INC (CLASS A) .......................       84,750
      1,200 *INTRANET SOLUTIONS, INC ..............................       61,200
      1,400 *ISLE OF CAPRI CASINOS, INC ...........................       14,875
      3,200 *JACK IN THE BOX, INC .................................       94,200
        650 *JAKKS PACIFIC, INC ...................................        5,931
      1,600 *JONES APPAREL GROUP, INC .............................       51,500

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  39

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

CONSUMER CYCLICAL--(CONTINUED)
        600 *KENNETH COLE PRODUCTIONS, INC
               (CLASS A) .......................................... $     24,150
        600 *KEY3MEDIA GROUP, INC .................................        7,312
        700 *KIRBY CORP ...........................................       14,700
     20,700 *KOHL'S CORP ..........................................    1,262,700
      1,700 *LAMAR ADVERTISING CO (CLASS A) .......................       65,609
        900  LANDS' END, INC ......................................       22,608
      2,100  LEE ENTERPRISES, INC .................................       62,606
        400  LIBBEY, INC ..........................................       12,150
      1,300 *LIBERTY DIGITAL, INC (CLASS A) .......................        6,581
        700 *LIFEMINDERS, INC .....................................        2,450
      3,490  LIMITED, INC .........................................       59,548
      2,700  LINENS 'N THINGS, INC ................................       74,587
        500 *LODGENET ENTERTAINMENT CORP ..........................        8,812
        300 *MADDEN STEVEN, LTD ...................................        2,287
        700  MARRIOTT INTERNATIONAL, INC
             (CLASS A) ............................................       29,575
        600 *MARTHA STEWART LIVING
             OMNIMEDIA, INC .......................................       12,037
      1,300 *MEN'S WEARHOUSE, INC .................................       35,425
      1,200  MEREDITH CORP ........................................       38,625
        562  MGM MIRAGE ...........................................       15,841
      1,800 *MICHAELS STORES, INC .................................       47,700
      1,100 *MICROS SYSTEMS, INC ..................................       20,075
        950  MIDAS, INC ...........................................       11,340
        900 *MIDWAY GAMES, INC ....................................        6,390
        300 *MOHAWK INDUSTRIES, INC ...............................        8,212
      1,100 *MSC INDUSTRIAL DIRECT CO (CLASS A) ...................       19,868
      1,800 *MYPOINTS.COM, INC ....................................        2,137
      1,400 *NETCENTIVES, INC .....................................        5,337
     51,000  NIKE, INC (CLASS B) ..................................    2,846,437
        600 *NPC INTERNATIONAL, INC ...............................        6,487
        600 *O'CHARLEY'S, INC .....................................       10,687
     60,800  OMNICOM GROUP, INC ...................................    5,038,800
        400 *ON COMMAND CORP ......................................        3,500
        900 *O'REILLY AUTOMOTIVE, INC .............................       24,075
        500  OSHKOSH B'GOSH, INC (CLASS A) ........................        9,250
        300  OSHKOSH TRUCK CORP ...................................       13,200
      1,050 *OUTBACK STEAKHOUSE, INC ..............................       27,168
        400 *P.F. CHANG'S CHINA BISTRO, INC .......................       12,575
      2,200 *PACIFIC SUNWEAR CALIFORNIA, INC ......................       56,375
      1,100 *PAPA JOHN'S INTERNATIONAL, INC .......................       24,475
        500 *PARKERVISION, INC ....................................       18,312
        500 *PENN NATIONAL GAMING, INC ............................        5,093
        300  PENTON MEDIA, INC ....................................        8,062
        600 *PERFORMANCE FOOD GROUP CO ............................       30,759
        800  PIER 1 IMPORTS, INC ..................................        8,250
        100 *PINNACLE ENTERTAINMENT, INC ..........................        1,350
      3,000 *PINNACLE SYSTEMS, INC ................................       22,125
        800 *PIXAR, INC ...........................................       24,000
        800 *PLAYBOY ENTERPRISES, INC (CLASS B) ...................        7,950
      1,200  POLARIS INDUSTRIES, INC ..............................       47,700
        600 *POLO RALPH LAUREN CORP ...............................       13,387
      1,800 *PRESSTEK, INC ........................................       18,900
      4,400 *PRIMEDIA, INC ........................................       52,525
      1,100 *PRIVATE MEDIA GROUP ..................................        8,490
        800 *QUICKSILVER, INC .....................................       15,500
      6,200  READER'S DIGEST ASSOCIATION, INC
               (CLASS A) (NON-VOTE) ...............................      242,575
        700 *REGENT COMMUNICATIONS, INC ...........................        4,156
      1,100  REGIS CORP ...........................................       15,950
        800 *RENT-A-CENTER, INC ...................................       27,600
      3,800  RUBY TUESDAY, INC ....................................       57,950
        550 *SAGA COMMUNICATIONS, INC (CLASS A) ...................        8,181
        900 *SALTON, INC ..........................................       18,618
        500 *SCHOLASTIC CORP ......................................       44,312
        700 *SCOTTS CO (CLASS A) ..................................       25,856
        900 *SCP POOL CORP ........................................       27,056
      2,400 *SIRIUS SATELLITE RADIO, INC ..........................       71,850
      2,300 *SIX FLAGS, INC .......................................       39,531
        400 *SONIC AUTOMOTIVE, INC ................................        2,750
      1,600 *SONIC CORP ...........................................       37,300
      1,800  SOTHEBY'S HOLDINGS, INC (CLASS A) ....................       41,737
      2,000 *SPANISH BROADCASTING SYSTEM, INC .....................       10,000
        600 *SPEEDWAY MOTORSPORTS, INC ............................       14,400
        800 *SPORTSLINE.COM, INC ..................................        4,250
     11,800 *STARBUCKS CORP .......................................      522,150
      2,150 *STATION CASINOS, INC .................................       32,115
        800 *STEIN MART, INC ......................................        9,300
      1,500  STRIDE RITE CORP .....................................       10,500
      2,400 *SUNGLASS HUT INTERNATIONAL, INC ......................       12,300
     24,500  SYSCO CORP ...........................................      735,000
        300  TALBOTS, INC .........................................       13,687
     10,600  TARGET CORP ..........................................      341,850
      1,750 *THE CHEESECAKE FACTORY, INC ..........................       67,156
        850 *THQ, INC .............................................       20,718
      6,500  TIFFANY & CO .........................................      205,562
      1,200 *TIMBERLAND CO (CLASS A) ..............................       80,250
    117,000  TIME WARNER, INC .....................................    6,112,080
      9,500  TJX COS, INC .........................................      263,625
    263,000  TOEI CO LTD ..........................................      925,800
      1,999 *TOO, INC .............................................       24,987
      2,600 *TOPPS, INC ...........................................       23,887
        200 *TRENDWEST RESORTS, INC ...............................        5,400
      3,460 *TRICON GLOBAL RESTAURANTS, INC .......................      114,180
        300  TRUE NORTH COMMUNICATIONS, INC .......................       12,750
        700 *U.S.A. NETWORKS, INC .................................       13,606
        200  UNITED TELEVISION, INC ...............................       23,200
        800 *UNIVERSAL ELECTRONICS, INC ...........................       12,350
     11,200 *UNIVISION COMMUNICATIONS, INC
               (CLASS A) ..........................................      458,500
        500 *VAIL RESORTS, INC ....................................       11,718
      3,400 *VALASSIS COMMUNICATIONS, INC .........................      107,312
        400 *VANS, INC ............................................        6,775
    161,532 *VIACOM, INC (CLASS B) ................................    7,551,621
    249,600  WAL-MART STORES, INC .................................   13,260,000
      1,700  WESTPOINT STEVENS, INC ...............................       12,733

40   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

CONSUMER CYCLICAL--(CONTINUED)
      2,900   WILEY (JOHN) & SONS, INC (CLASS A) .................. $     62,350
      2,300  *WILLIAMS-SONOMA, INC ................................       46,000
      1,500  *WINK COMMUNICATIONS, INC ............................        9,000
        800  *WMS INDUSTRIES, INC .................................       16,100
        400  *WORLD WRESTLING FEDERATION
                ENTERTAINMENT, INC ................................        6,400
        600  *XM SATELLITE RADIO HOLDINGS, INC
                (CLASS A) .........................................        9,637
        500  *YOUNG BROADCASTING, INC (CLASS A) ...................       16,742
      1,000  *ZALE CORP ...........................................       29,062
      1,600  *ZOMAX, INC ..........................................        7,300
                                                                    ------------
             TOTAL CONSUMER CYCLICAL ..............................   60,254,283
                                                                    ------------
CONSUMER NON-CYCLICAL--5.81%
        520  *7-ELEVEN, INC .......................................        4,550
        400   ALBERTO CULVER CO (CLASS B) .........................       17,125
     12,900  *AMAZON.COM, INC .....................................      200,756
        600  *AMERICAN ITALIAN PASTA CO (CLASS A) .................       16,087
      7,400   ANHEUSER-BUSCH COS, INC .............................      336,700
     61,200   AVON PRODUCTS, INC ..................................    2,929,950
        800  *BARNES & NOBLE, INC .................................       21,200
        800  *BARNESANDNOBLE.COM, INC .............................        1,050
     11,700  *BEST BUY CO, INC ....................................      345,881
        800  *BJ'S WHOLESALE CLUB, INC ............................       30,700
      2,300   BLYTH, INC ..........................................       55,487
      1,000  *BORDERS GROUP, INC ..................................       11,687
      2,300  *CADIZ, INC ..........................................       20,556
      7,100   CAMPBELL SOUP CO ....................................      245,837
        300   CARTER WALLACE, INC .................................       10,012
        700  *CASEY'S GENERAL STORES, INC .........................       10,456
      3,400  *CDW COMPUTER CENTERS, INC ...........................       94,775
        400  *CHEAP TICKETS, INC ..................................        3,900
      2,900   CHURCH & DWIGHT CO, INC .............................       64,525
      9,400   CIRCUIT CITY STORES, INC.
                (CIRCUIT CITY GROUP) ..............................      108,100
        100   COCA COLA BOTTLING CO
                CONSOLIDATED ......................................        3,787
    119,700   COCA COLA CO ........................................    7,294,218
      6,500   COCA COLA ENTERPRISES, INC ..........................      123,500
     25,800   COLGATE PALMOLIVE CO ................................    1,665,390
        500  *CONSTELLATION BRANDS, INC (CLASS A) .................       29,375
      1,400  *COST PLUS, INC ......................................       41,125
      3,900  *COSTCO WHOLESALE CORP ...............................      155,756
      9,100   CVS CORP ............................................      545,431
      1,600  *DEL MONTE FOODS CO ..................................       11,600
      2,200   DELTA & PINE LAND CO ................................       46,062
      1,900   DIAL CORP ...........................................       20,900
      1,000   DREYER'S GRAND ICE CREAM, INC .......................       32,250
      1,100  *DUANE READE, INC ....................................       33,618
        300   EARTHGRAINS CO ......................................        5,550
        400  *ELECTRONICS BOUTIQUE
                HOLDINGS CORP .....................................        7,000
      1,150   ETHAN ALLEN INTERIORS, INC ..........................       38,525
      6,200  *ETOYS, INC ..........................................        1,162
        200  *EXPEDIA, INC (CLASS A) ..............................        1,912
        800  *FACTORY 2-U STORES, INC .............................       26,500
      1,900   FASTENAL CO .........................................      104,262
        700  *FURNITURE BRANDS
                INTERNATIONAL, INC ................................       14,743
        300  *GAIAM, INC ..........................................        4,631
      8,600   GENERAL MILLS, INC ..................................      383,237
    107,800   GILLETTE CO .........................................    3,894,275
      2,300  *HAIN CELESTIAL GROUP, INC ...........................       74,750
    160,400   HOME DEPOT, INC .....................................    7,328,275
      2,175  *INSIGHT ENTERPRISES, INC ............................       39,014
        200   KEEBLER FOODS CO ....................................        8,287
      6,100   KELLOGG CO ..........................................      160,125
     27,300  *KROGER CO ...........................................      738,806
      6,100   LAUDER (ESTEE) CO (CLASS A) .........................      267,256
     12,700   LOWE'S COS, INC .....................................      565,150
        400  *MEADE INSTRUMENTS CO ................................        2,625
      4,900   MILLER (HERMAN), INC ................................      140,875
      1,300  *MUSICLAND STORES CORP ...............................       16,087
      3,500  *NBTY, INC ...........................................       16,625
      1,300  *NETWORK COMMERCE, INC ...............................          975
    102,100   NEWELL RUBBERMAID, INC ..............................    2,322,775
      1,900  *OFFICE DEPOT, INC ...................................       13,537
        600   ONEIDA LTD ..........................................       11,137
        500  *ONVIA.COM, INC ......................................          421
        400  *PC CONNECTION, INC ..................................        4,150
      2,600   PEPSI BOTTLING GROUP, INC ...........................      103,837
     10,500   PEPSICO, INC ........................................      520,406
      4,600  *PETSMART, INC .......................................       13,225
        600  *PLAYTEX PRODUCTS, INC ...............................        5,775
      4,400  *PRICELINE.COM, INC ..................................        5,775
      4,300   QUAKER OATS CO ......................................      418,712
    111,600   RADIOSHACK CORP .....................................    4,777,875
        700  *REVLON, INC (CLASS A) ...............................        3,472
        300  *RICA FOODS, INC .....................................        1,612
     86,050  *SAFEWAY, INC ........................................    5,378,125
     22,100   SARA LEE CORP .......................................      542,831
        700  *SKECHERS USA, INC (CLASS A) .........................       10,850
        800   SLI, INC ............................................        5,150
     20,950  *STAPLES, INC ........................................      247,471
        600  *TICKETMASTER ONLINE-CITYSEARCH,
                INC (CLASS B) .....................................        5,025
        800  *TRANS WORLD ENTERTAINMENT CORP ......................        7,150
        600  *TRIARC COS, INC .....................................       14,550
        300  *TUESDAY MORNING CORP ................................        1,593
      1,600   TUPPERWARE CORP .....................................       32,700
      1,000  *TWEETER HOME ENTERTAINMENT
                GROUP, INC ........................................       12,187
        300  *UNITED NATURAL FOODS, INC ...........................        5,287
      4,000   UST, INC ............................................      112,250
        800 b*VALUE AMERICA, INC ..................................            4
      2,400  *VALUEVISION INTERNATIONAL, INC
                (CLASS A) .........................................       30,300
      1,310   VECTOR GROUP LTD ....................................       20,714

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  41

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

CONSUMER NON-CYCLICAL--(CONTINUED)
     60,800  WALGREEN CO .......................................... $  2,542,200
        750 *WHITEHALL JEWELLERS, INC .............................        5,296
      1,600 *WHOLE FOODS MARKET, INC ..............................       97,800
      1,050 *WILD OATS MARKETS, INC ...............................        4,462
        800 *YANKEE CANDLE, INC ...................................        8,850
                                                                    ------------
             TOTAL CONSUMER NON-CYCLICAL ..........................   45,660,497
                                                                    ------------

ENERGY--0.76%
      4,200  ANADARKO PETROLEUM CORP ..............................     298,536
      4,200  APACHE CORP ..........................................     294,262
        600 *ATWOOD OCEANICS, INC .................................      26,286
      7,510  BAKER HUGHES, INC ....................................     312,134
      1,800 *BARNETT RESOURCES CORP ...............................     102,262
        400 *BASIN EXPLORATION, INC ...............................      10,200
        500 *BELCO OIL & GAS CORP .................................       6,218
      1,600  BERRY PETROLEUM CO (CLASS A) .........................      21,400
      4,600 *BJ SERVICES CO .......................................     316,825
        600  CABOT OIL & GAS CORP (CLASS A) .......................      18,712
      1,600 *CAL DIVE INTERNATIONAL, INC ..........................      42,600
        400 *CALLON PETROLEUM CORP ................................       6,675
        300  CARBO CERAMICS, INC ..................................      11,231
      9,600 *CHESAPEAKE ENERGY CORP ...............................      97,200
        200 *CLAYTON WILLIAMS ENERGY, INC .........................       5,400
      2,950 *COOPER CAMERON CORP ..................................     194,884
      3,850  CROSS TIMBERS OIL CO .................................     106,837
      1,500 *DENBURY RESOURCES, INC ...............................      16,500
        782  DEVON ENERGY CORP (NEW) ..............................      47,678
        800  DIAMOND OFFSHORE DRILLING, INC .......................      32,000
        700 *DRIL-QUIP, INC .......................................      23,931
      2,700  ENSCO INTERNATIONAL, INC .............................      91,968
      4,000  EOG RESOURCES, INC ...................................     218,750
        600 *EVERGREEN RESOURCES, INC .............................      23,175
        630 *FOREST OIL CORP ......................................      23,231
      2,100 *FRONTIER OIL CORP ....................................      14,437
        500 *GLOBAL INDUSTRIES LTD ................................       6,843
      5,200 *GLOBAL MARINE, INC ...................................     147,550
        500 *GRANT PRIDECO, INC ...................................      10,968
     11,400 *GREY WOLF, INC .......................................      66,975
        500 *GULF ISLAND FABRICATION, INC .........................       9,093
     16,300  HALLIBURTON CO .......................................     590,875
      3,300 *HANOVER COMPRESSOR CO ................................     147,056
        700  HELMERICH & PAYNE, INC ...............................      30,712
        100 *HORIZON OFFSHORE, INC ................................       1,975
        600 *HOUSTON EXPLORATION CO ...............................      22,875
      1,000 *HS RESOURCES, INC ....................................      42,375
      7,200 *KEY ENERGY SERVICES, INC .............................      75,150
        300 *KEY PRODUCTION CO ....................................      10,068
      1,300 *LOUIS DREYFUS NATURAL GAS CORP .......................      59,556
      2,400 *MARINE DRILLING COS, INC .............................      64,200
      1,100 *MAVERICK TUBE CORP ...................................      24,887
      1,700 *MERIDIAN RESOURCE CORP ...............................      14,662
      1,300  MITCHELL ENERGY & DEVELOPMENT
               CORP (CLASS A) .....................................      79,625
      1,400  MURPHY OIL CORP ......................................      84,612
      6,800 *NABORS INDUSTRIES, INC ...............................     402,220
      2,200 *NEWFIELD EXPLORATION CO ..............................     104,362
      6,200 *NOBLE DRILLING CORP ..................................     269,312
        100 *OCEANEERING INTERNATIONAL, INC .......................       1,943
      2,400 *PATTERSON ENERGY, INC ................................      89,400
      1,100 *PENNACO ENERGY, INC ..................................      21,587
      1,100 *PLAINS RESOURCES, INC ................................      23,237
      2,600  POGO PRODUCING CO ....................................      80,925
        400 *PRIDE INTERNATIONAL, INC .............................       9,850
        600 *PRIMA ENERGY CORP ....................................      21,000
      2,000 *PURE RESOURCES, INC ..................................      40,500
      7,400 *R & B FALCON CORP ....................................     169,737
      3,300 *ROWAN COS, INC .......................................      89,100
      2,500 *SMITH INTERNATIONAL, INC .............................     186,406
        600 *SPINNAKER EXPLORATION CO .............................      25,500
      1,800  ST. MARY LAND & EXPLORATION CO .......................      59,962
      1,100 *STONE ENERGY CORP ....................................      71,005
      2,900 *SUPERIOR ENERGY SERVICES, INC ........................      33,350
      1,500 *SWIFT ENERGY CO ......................................      56,437
      1,600  TIDEWATER, INC .......................................      71,000
      1,000 *UNIT CORP ............................................      18,937
        200 *UNIVERSAL COMPRESSION
               HOLDINGS, INC ......................................       7,537
      1,900 *UTI ENERGY CORP ......................................      62,462
      1,500 *VERITAS DGC, INC .....................................      48,450
      1,700  VINTAGE PETROLEUM, INC ...............................      36,550
      1,700 *WEATHERFORD INTERNATIONAL, INC .......................      80,325
                                                                    ------------
             TOTAL ENERGY .........................................   5,934,483
                                                                    ------------

FINANCIAL SERVICES--2.28%
        700 *AFFILIATED MANAGERS GROUP, INC .......................       38,412
      1,600  AFLAC, INC ...........................................      115,500
        300  ALEXANDRIA REAL ESTATE EQUITIES, INC .................       11,156
        200  AMERICAN CAPITAL STRATEGIES LTD ......................        5,037
      9,300  AMERICAN EXPRESS CO ..................................      510,918
      4,900 *AMERITRADE HOLDINGS CORP
               (CLASS A) ..........................................       34,300
        500 *AMPAL-AMERICAN ISRAEL CORP
               (CLASS A) ..........................................        3,031
      1,387 *ANC RENTAL CORP ......................................        4,854
        300  ANCHOR BANCORP WISCONSIN, INC ........................        4,800
      7,100 *AUTONATION, INC ......................................       42,600
        300  BANK OF GRANITE CORP .................................        6,975
      1,000 *BLACKROCK, INC .......................................       42,000
        300  BLANCH (E.W.) HOLDINGS, INC ..........................        5,231
      1,400  BROWN & BROWN, INC ...................................       49,000
     12,000  CAPITAL ONE FINANCIAL CORP ...........................      789,750
      4,200 *CATELLUS DEVELOPMENT CORP ............................       73,500
        100  CATHAY BANCORP, INC ..................................        5,900
      1,400 *CCC INFORMATION SERVICES
               GROUP, INC .........................................        8,750
      1,200  CHARLES E. SMITH RESIDENTIAL
               REALTY, INC ........................................       56,400


42   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

FINANCIAL SERVICES--(CONTINUED)
        500  CHATEAU COMMUNITIES, INC ............................. $     15,218
        100  CHELSEA PROPERTY GROUP, INC ..........................        3,687
        400  CHITTENDEN CORP ......................................       12,125
      2,170 *CHOICEPOINT, INC .....................................      142,270
     63,733  CITIGROUP, INC .......................................    3,254,366
        200  CITY BANK LYNNWOOD (WASHINGTON) ......................        4,275
        600  COMDISCO, INC ........................................        6,862
      1,100  COMMERCE BANCORP, INC ................................       75,212
        800 *COMPUCREDIT CORP .....................................       14,500
      2,250  COUSINS PROPERTIES, INC ..............................       62,859
      1,500  CRAWFORD & CO (CLASS B) ..............................       17,437
        900 *CSK AUTO CORP ........................................        3,487
        400  CULLEN FROST BANKERS, INC ............................       16,725
        900  CVB FINANCIAL CORP ...................................       15,300
      3,100 *DLJ DIRECT, INC ......................................       11,625
     11,090 *E TRADE GROUP, INC ...................................       81,788
      4,000  EATON VANCE CORP .....................................      129,000
        500  FEDERAL REALTY INVESTMENT TRUST ......................        9,500
      5,650  FEDERATED INVESTORS, INC (CLASS B) ...................      164,556
      3,275  FIFTH THIRD BANCORP ..................................      195,681
        400 *FINANCIAL FEDERAL CORP ...............................        9,550
      1,000  FIRST BANCORP (PUERTO RICO) ..........................       23,625
        200  FIRST BUSEY CORP .....................................        3,987
        600  FIRST COMMONWEALTH
               FINANCIAL CORP .....................................        6,000
      1,530  FIRST FINANCIAL BANCORP ..............................       26,010
        200  FIRST MIDWEST BANCORP, INC ...........................        5,750
      4,800  FIRSTAR CORP .........................................      111,600
        500  FRONTIER FINANCIAL CORP ..............................       12,531
      1,700 *FRONTLINE CAPITAL GROUP, INC .........................       22,604
      1,600  FULTON FINANCIAL CORP ................................       36,900
        300 *GABELLI ASSET MANAGEMENT, INC
               (CLASS A) ..........................................        9,956
      1,400  GALLAGHER (ARTHUR J.) & CO ...........................       89,075
      3,300 *GARTNER GROUP, INC (CLASS A) .........................       22,770
      1,588 *GARTNER GROUP, INC (CLASS B) .........................       10,067
        400  GBC BANCORP ..........................................       15,350
      2,600  GREATER BAY BANCORP ..................................      106,600
        400  HEALTH CARE PROPERTY
               INVESTORS, INC .....................................       11,950
        800  HILB, ROGAL & HAMILTON CO ............................       31,900
      4,200  HOOPER HOLMES, INC ...................................       46,452
        849  IMPERIAL BANCORP .....................................       22,286
        500  INDEPENDENT BANK CORP ................................        6,250
        100  INTERNATIONAL BANCSHARES CORP ........................        3,412
      1,900 *INVESTMENT TECHNOLOGY GROUP, INC .....................       79,325
      2,000  INVESTORS FINANCIAL SERVICES CORP ....................      172,000
        900 *ITT EDUCATIONAL SERVICES, INC ........................       19,800
        500  JOHN NUVEEN CO (CLASS A) .............................       28,750
        600 *JONES LANG LA SALLE ..................................        8,325
     48,400  JP MORGAN CHASE & CO .................................    2,199,175
      5,800 *KNIGHT TRADING GROUP, INC ............................       80,837
      1,000 *LABRANCHE & CO, INC ..................................       30,562
        800  MANUFACTURED HOME
               COMMUNITIES, INC ...................................       23,200
        300 *MARKEL CORP ..........................................       54,300
     34,375  MBNA CORP ............................................    1,269,726
        700  MEDALLION FINANCIAL CORP .............................       10,237
      1,200  MERCHANTS NEW YORK BANCORP, INC ......................       30,075
     36,773  METROPOLITAN LIFE INSURANCE CO .......................    1,287,055
      1,000  MILLS CORP ...........................................       16,562
        200  MISSISSIPPI VALLEY BANCSHARES, INC ...................        5,875
        640  NATIONAL PENN BANCSHARES, INC ........................       12,920
        500  NBT BANCORP, INC .....................................        7,312
      1,200 *NETBANK, INC .........................................        7,875
      1,100 *NEXTCARD, INC ........................................        8,800
        400  NY COMMUNITY BANCORP .................................       14,700
          2  OLD NATIONAL BANCORP .................................           59
        500  ORIENTAL FINANCIAL GROUP, INC ........................        6,656
      1,300  PACIFIC CAPITAL BANCORP ..............................       36,562
        500  PARK NATIONAL CORP ...................................       44,843
     19,800  PROVIDIAN FINANCIAL CORP .............................    1,138,500
        125  ROSLYN BANCORP, INC ..................................        3,414
      1,100  S & T BANCORP, INC ...................................       23,787
     74,662  SCHWAB (CHARLES) CORP ................................    2,118,534
      2,600  SEI INVESTMENTS CO ...................................      291,200
        315  SHORELINE FINANCIAL CORP .............................        4,725
      2,000 *SILICON VALLEY BANCSHARES ............................       69,125
        900 *SOUTHWEST BANCORP OF TEXAS, INC ......................       38,643
        900  STATE STREET CORP ....................................      111,789
      1,100  STERLING BANCSHARES, INC .............................       21,725
      8,700  STILWELL FINANCIAL, INC ..............................      343,106
      1,950  SYNOVUS FINANCIAL CORP ...............................       52,528
      2,100 *SYNTROLEUM CORP ......................................       35,700
      2,500  T ROWE PRICE GROUP, INC ..............................      105,664
      1,500 *TD WATERHOUSE GROUP ..................................       19,875
        440  TEXAS REGIONAL BANCSHARES, INC
               (CLASS A) ..........................................       14,300
     22,600  TORCHMARK CORP .......................................      868,687
        800  TOWN & COUNTRY TRUST .................................       15,450
        100 *TRIAD GUARANTY, INC ..................................        3,312
      3,335  TRUSTCO BANK CORP (NEW YORK) .........................       40,645
        200  U.S.B. HOLDINGS CO, INC ..............................        2,512
        400  UNITED BANKSHARES, INC ...............................        8,500
        700 *UNITED RENTALS, INC ..................................        9,406
        900 *UNITEDGLOBALCOM, INC (CLASS A) .......................       12,262
      2,200  USA EDUCATION, INC ...................................      149,600
      5,667  WADDELL & REED FINANCIAL, INC
               (CLASS A) ..........................................      213,220
        900  WASHINGTON REAL ESTATE
               INVESTMENT TRUST ...................................       21,262
        110  WELLS FARGO CO .......................................        6,125
        700  WESTAMERICA BANCORP ..................................       30,100
      6,800 *WIT SOUNDVIEW GROUP, INC .............................       24,437
                                                                    ------------
             TOTAL FINANCIAL SERVICES .............................   17,932,876
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  43

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

HEALTH CARE--21.50%
     10,400  ABBOTT LABORATORIES CO ............................... $    503,750
      4,600 *ABGENIX, INC .........................................      271,687
        900 *ABIOMED, INC .........................................       21,825
        800 *ACCREDO HEALTH, INC ..................................       40,150
        600 *ACLARA BIOSCIENCES, INC ..............................        6,525
      1,800 *ADVANCE PCS ..........................................       81,900
      4,100 *ADVANCED TISSUE SCIENCES, INC ........................       12,428
      2,600 *AFFYMETRIX, INC ......................................      193,537
      1,300 *ALBANY MOLECULAR RESEARCH, INC .......................       80,112
      1,000  ALEXION PHARMACEUTICALS, INC .........................       64,937
      3,500 *ALKERMES, INC ........................................      109,812
      9,100  ALLERGAN, INC ........................................      880,993
      3,200 *ALLIANCE PHARMACEUTICAL CORP .........................       27,600
      1,300 *ALLSCRIPTS, INC ......................................       12,146
      1,700  ALPHARMA, INC (CLASS A) ..............................       74,587
     11,900 *ALZA CORP ............................................      505,750
     94,525  AMERICAN HOME PRODUCTS CORP ..........................    6,007,063
        500 *AMERICAN RETIREMENT CORP .............................        1,525
        300 *AMERIPATH, INC .......................................        7,500
      3,500 *AMERISOURCE HEALTH CORP (CLASS A) ....................      176,750
    148,400 *AMGEN, INC ...........................................    9,488,325
      3,100 *AMYLIN PHARMACEUTICALS, INC ..........................       24,412
      2,600 *ANDRX CORP ...........................................      150,475
        900 *APHTON CORP ..........................................       16,200
      5,000 *APOGENT TECHNOLOGIES, INC ............................      102,500
     14,500  APPLERA CORP
               (APPLIED BIOSYSTEMS GROUP) .........................    1,363,906
      3,300 *APPLERA CORP
               (CELERA GENOMICS GROUP) ............................      118,593
      2,300 *APRIA HEALTHCARE GROUP, INC ..........................       68,425
      1,100 *ARADIGM CORP .........................................       16,087
      1,700 *ARIAD PHARMACEUTICAL, INC ............................        8,075
        300  ARROW INTERNATIONAL, INC .............................       11,301
      1,300 *ARTHROCARE CORP ......................................       25,350
        300 *ASPECT MEDICAL SYSTEMS, INC ..........................        2,587
      1,300 *ATS MEDICAL, INC .....................................       18,443
      1,400 *AURORA BIOSCIENCE CORP ...............................       44,012
      3,300 *AVANT IMMUNOTHERAPEUTICS, INC ........................       22,687
      1,000 *AVIGEN, INC ..........................................       20,750
      1,200 *AVIRON, INC ..........................................       80,175
      1,400 *BARR LABORATORIES, INC ...............................      102,112
        200  BAUSCH & LOMB, INC ...................................        8,087
        400  BECKMAN COULTER, INC .................................       16,775
        700  BINDLEY WESTERN INDUSTRIES, INC ......................       29,093
        700 *BIOCRYST PHARMACEUTICALS, INC ........................        4,637
     10,200 *BIOGEN, INC ..........................................      612,637
      1,100 *BIOMARIN PHARMACEUTICAL, INC .........................       10,656
      2,050  BIOMET, INC ..........................................       81,359
        900 *BIOPURE CORP .........................................       18,000
      1,100 *BIOSITE DIAGNOSTICS, INC .............................       44,481
      3,500 *BIO-TECHNOLOGY GENERAL CORP ..........................       24,718
        500 *BONE CARE INTERNATIONAL, INC .........................        8,656
     15,200 *BOSTON SCIENTIFIC CORP ...............................      208,050
    118,000  BRISTOL MYERS SQUIBB CO ..............................    8,724,625
        400 *CALIPER TECHNOLOGIES CORP ............................       18,800
    110,605  CARDINAL HEALTH, INC .................................   11,019,023
      2,400 *CARDIODYNAMICS INTERNATIONAL
               CORP ...............................................        8,250
     15,600 *CAREMARK RX, INC .....................................      211,575
      1,200 *CELL PATHWAYS, INC ...................................        5,700
      2,000 *CELL THERAPEUTICS, INC ...............................       90,125
      5,900 *CELSION CORP .........................................        5,900
      2,090 *CEPHALON, INC ........................................      132,323
      1,200 *CERNER CORP ..........................................       55,500
        400 *CERUS CORP ...........................................       30,100
      4,900 *CHIRON CORP ..........................................      218,050
        600 *CHROMAVISION MEDICAL SYSTEMS, INC ....................        1,575
        300 *CLOSURE MEDICAL CORP .................................       10,800
      1,800 *COHERENT, INC ........................................       58,500
        400 *COLLATERAL THERAPEUTICS, INC .........................        7,075
      1,000 *COLUMBIA LABORATORIES, INC ...........................        4,312
        400 *CONMED CORP ..........................................        6,850
      1,900 *CONNETICS CORP .......................................        8,668
        800  COOPER COS, INC ......................................       31,900
      3,400 *COR THERAPEUTICS, INC ................................      119,637
      2,703 *CORIXA CORP ..........................................       75,346
        400 *CORVEL CORP ..........................................       13,850
        800 *COVANCE, INC .........................................        8,600
      1,050 *CRYOLIFE, INC ........................................       31,762
      1,900 *CUBIST PHARMACEUTICALS, INC ..........................       55,100
      2,100 *CURAGEN CORP .........................................       57,356
      1,100 *CV THERAPEUTICS, INC .................................       77,825
      3,600 *CYBER-CARE, INC ......................................        7,650
      1,100 *CYBERONICS, INC ......................................       25,575
        700 *CYGNUS, INC ..........................................        3,412
      5,000 *CYTOGEN CORP .........................................       11,718
      2,600 *CYTYC CORP ...........................................      162,662
        500  DATASCOPE CORP .......................................       17,125
        801 *DAVITA, INC ..........................................       13,717
      2,200 *DENDRITE INTERNATIONAL, INC ..........................       49,225
        300  DIAGNOSTIC PRODUCTS CORP .............................       16,387
      1,300 *DIAMETRICS MEDICAL, INC ..............................        7,718
        700 *DIGENE CORP ..........................................       31,281
        400 *DIVERSA CORP .........................................        7,175
        800 *DUSA PHARMACEUTICALS, INC ............................       13,450
        200 *EBENX CORP ...........................................        1,350
      2,162 *ECLIPSYS CORP ........................................       52,969
        980 *EDWARDS LIFESCIENCES CORP ............................       17,395
      1,800 *ELAN CORP CONTINGENT VALUE RIGHT .....................        1,406
      1,100 *EMISPHERE TECHNOLOGIES, INC ..........................       27,500
        500 *ENDO PHARMACEUTICAL HOLDINGS, INC ....................        3,000
        500 *ENDO PHARMACEUTICALS HOLDINGS, INC
               WTS 12/31/02 .......................................          125
      1,300 *ENDOCARE, INC ........................................       16,575
      1,000 *ENTREMED, INC ........................................       17,250
      1,535 *ENZO BIOCHEM, INC ....................................       38,183
      2,800 *ENZON, INC ...........................................      173,775

44   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
------                                                                     -----

HEALTH CARE--(CONTINUED)
        500 *EXELIXIS, INC ........................................ $      7,312
        800 *EXPRESS SCRIPTS, INC .................................       81,800
      3,300 *FIRST HEALTH GROUP CORP ..............................      153,656
      1,300 *FISHER SCIENTIFIC INTERNATIONAL, INC .................       47,937
      6,100 *FOREST LABORATORIES, INC .............................      810,537
      2,000 *GENE LOGIC, INC ......................................       36,750
     26,500 *GENENTECH, INC .......................................    2,159,750
      1,400 *GENOME THERAPEUTICS CORP .............................        9,756
        100 *GENOMIC SOLUTIONS, INC ...............................          762
      1,100 *GENTA, INC ...........................................        8,800
        728 *GENZYME CORP
               (BIOSURGERY DIVISION) ..............................        6,324
      3,319 *GENZYME CORP (GENERAL DIVISION) ......................      298,502
      1,400 *GERON CORP ...........................................       21,612
        465 *GILEAD SCIENCES, INC .................................       38,565
     74,100  GLAXOSMITHKLINE PLC ADR ..............................    4,149,600
        600 *GLIATECH, INC ........................................        2,437
     38,616 *GUIDANT CORP .........................................    2,082,850
     54,880 *GUILFORD PHARMACEUTICALS, INC ........................      987,840
      1,100 *HAEMONETICS CORP .....................................       33,962
     12,950 *HEALTH MANAGEMENT ASSOCIATES,
               INC (CLASS A) (NEW) ................................      268,712
      8,300 *HUMAN GENOME SCIENCES, INC ...........................      575,293
        700 *HYSEQ, INC ...........................................       10,062
      2,800 *ICOS CORP ............................................      145,425
      2,300 *IDEC PHARMACEUTICALS CORP ............................      435,993
      2,200 *IDEXX LABORATORIES, INC ..............................       48,400
      1,100 *IDX SYSTEMS CORP .....................................       27,500
        600 *IGEN INTERNATIONAL, INC ..............................        7,387
      1,700 *ILEX ONCOLOGY, INC ...................................       44,731
      5,100 *IMATRON, INC .........................................        7,012
      4,400 *IMCLONE SYSTEMS, INC .................................      193,600
      1,200 *IMMUNE RESPONSE CORP .................................        3,150
     26,983 *IMMUNEX CORP .........................................    1,096,184
      2,700 *IMMUNOGEN, INC .......................................       57,881
      2,300 *IMMUNOMEDICS, INC ....................................       49,450
      1,100 *IMPATH, INC ..........................................       73,150
     20,300  IMS HEALTH, INC ......................................      548,100
        800 *INAMED CORP ..........................................       16,350
      3,900 *INCYTE GENOMICS, INC .................................       97,012
      2,400 *INHALE THERAPEUTIC SYSTEMS, INC ......................      121,200
      1,800 *INTEGRATED SILICON SOLUTION, INC .....................       25,875
        400 *INTERMUNE PHARMACEUTICALS, INC .......................       17,850
        400  INVACARE CORP ........................................       13,700
      1,112 *INVITROGEN CORP ......................................       96,049
      2,100 *ISIS PHARMACEUTICALS, INC ............................       22,312
      1,100 *I-STAT CORP ..........................................       29,081
      9,600 *IVAX CORP ............................................      367,680
      5,733  JOHNSON & JOHNSON CO .................................      602,323
      8,688 *KING PHARMACEUTICALS, INC ............................      449,061
        400 *KOS PHARMACEUTICALS, INC .............................        7,050
      1,200 *KV PHARMACEUTICAL CO (CLASS B) .......................       29,100
      1,200 *LABORATORY CORP OF AMERICA
               HOLDINGS ...........................................      211,200
        600 *LEXICON GENETICS, INC ................................        9,975
      2,200 *LIFEPOINT HOSPITALS, INC .............................      110,275
      3,000 *LIGAND PHARMACEUTICALS CO
               (CLASS A) ..........................................       42,000
    122,365  LILLY (ELI) & CO .....................................   11,387,592
      2,900 *LINCARE HOLDINGS, INC ................................      165,481
        200 *LUMINEX CORP .........................................        5,212
        500 *LYNX THERAPEUTICS, INC ...............................        4,500
      1,600 *MATRIX PHARMACEUTICALS, INC ..........................       27,400
      1,600 *MAXIM PHARMACEUTICALS, INC ...........................       10,200
        700 *MAXIMUS, INC .........................................       24,456
        600 *MAXYGEN, INC .........................................       14,700
      2,621  MCKESSON HBOC, INC ...................................       94,067
      5,000 *MEDAREX, INC .........................................      203,750
      2,050 *MEDICIS PHARMACEUTICAL CORP
               (CLASS A) ..........................................      121,206
     14,525 *MEDIMMUNE, INC .......................................      692,660
        964 *MEDQUIST, INC ........................................       15,424
    168,068  MEDTRONIC, INC .......................................   10,147,105
      1,200  MENTOR CORP ..........................................       23,400
    147,279  MERCK & CO, INC ......................................   13,788,996
      1,000 *MGI PHARMA, INC ......................................       16,500
      1,600 *MID ATLANTIC MEDICAL SERVICES, INC ...................       31,700
     13,100 *MILLENNIUM PHARMACEUTICALS, INC ......................      810,562
      3,200  MILLIPORE CORP .......................................      201,600
      2,900 *MINIMED, INC .........................................      121,890
        900 *MIRAVANT MEDICAL TECHNOLOGIES ........................        8,353
      1,100 *MOLECULAR DEVICES CORP ...............................       75,281
        840  MORRISON MANAGEMENT
               SPECIALISTS, INC ...................................       29,324
      1,300  MYLAN LABORATORIES, INC ..............................       32,743
      1,300 *MYRIAD GENETICS, INC .................................      107,575
      1,700 *NABI, INC ............................................        7,862
      1,000 *NANOGEN, INC .........................................        9,000
      2,200 *NEOFORMA.COM, INC ....................................        1,787
      1,500 *NEORX CORP ...........................................        7,875
        700 *NEOSE TECHNOLOGIES, INC ..............................       23,100
      1,300 *NEUROCRINE BIOSCIENCES, INC ..........................       43,062
        900 *NEUROGEN CORP ........................................       31,612
        500 *NEXELL THERAPEUTICS, INC .............................        1,515
      1,300 *NOVEN PHARMACEUTICALS, INC ...........................       48,587
      1,100 *NOVOSTE CORP .........................................       30,250
      1,600 *NPS PHARMACEUTICALS, INC .............................       76,800
        600 *OCULAR SCIENCES, INC .................................        6,975
      1,800  OMNICARE, INC ........................................       38,925
      1,500 *ON ASSIGNMENT, INC ...................................       42,750
        100 *ORATEC INTERVENTIONS, INC ............................          512
        400  ORCHID BIOSCIENCES, INC ..............................        5,600
      2,150 *ORGANOGENESIS, INC ...................................       19,328
      2,800 *ORTHODONTIC CENTERS OF
               AMERICA, INC .......................................       87,500
      2,000 *OSI PHARMACEUTICALS, INC .............................      160,250
      5,900 *OXFORD HEALTH PLANS, INC .............................      233,050

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  45

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

HEALTH CARE--(CONTINUED)
        700 *PACIFICARE HEALTH SYSTEMS, INC
               (CLASS A) .......................................... $     10,500
        400 *PACKARD BIOSCIENCE CO ................................        4,650
        300 *PARADIGM GENETICS, INC ...............................        3,000
      1,000 *PAREXEL INTERNATIONAL CORP ...........................       10,812
      2,700 *PATTERSON DENTAL CO ..................................       91,462
      1,533 *PER SE TECHNOLOGIES, INC .............................        5,341
      6,200 *PEREGRINE PHARMACEUTICALS, INC .......................        5,812
    976,325  PFIZER, INC ..........................................   44,910,950
        900 *PHARMACEUTICAL PRODUCT
               DEVELOPMENT, INC ...................................       44,718
     70,500  PHARMACIA CORP .......................................    4,300,500
      1,400 *PHARMACOPEIA, INC ....................................       30,537
      1,100 *PHARMACYCLICS, INC ...................................       37,675
        700 *POLYMEDIA CORP .......................................       23,362
      1,600 *PRIORITY HEALTHCARE CORP (CLASS B) ...................       65,300
      1,800 *PROCURENET, INC ......................................          270
        300 *PROFESSIONAL DETAILING, INC ..........................       31,729
      3,000 *PROTEIN DESIGN LABORATORIES, INC .....................      260,625
      1,750 *PROVINCE HEALTHCARE CO ...............................       68,906
      1,100 *QUEST DIAGNOSTICS, INC ...............................      156,200
      3,182 *QUINTILES TRANSNATIONAL CORP .........................       66,623
      1,400 *REGENERON PHARMACEUTICALS, INC .......................       49,371
        800 *REHABCARE GROUP, INC .................................       41,100
      3,100 *RENAL CARE GROUP, INC ................................       85,007
        600 *RES-CARE, INC ........................................        2,700
      2,100 *RESMED, INC ..........................................       83,737
      1,300 *RESPIRONICS, INC .....................................       37,050
        500 *RIBOZYME PHARMACEUTICALS, INC ........................        7,156
        900 *SANGSTAT MEDICAL CORP ................................       10,687
    201,798  SCHERING-PLOUGH CORP .................................   11,452,036
      1,000 *SCOTT TECHNOLOGIES, INC ..............................       22,375
      3,600 *SEPRACOR, INC ........................................      288,450
        400 *SEQUENOM, INC ........................................        5,600
      2,900 *SICOR, INC ...........................................       41,868
        100 *SONIC INNOVATIONS, INC ...............................          668
        400 *SONOSITE, INC ........................................        5,100
        600 *ST. JUDE MEDICAL, INC ................................       36,862
        700 *STAAR SURGICAL CO ....................................        8,793
      1,000 *STAR SCIENTIFIC, INC .................................        2,437
        700 *STERICYCLE, INC ......................................       26,687
      9,800 *STRYKER CORP .........................................      495,782
        800 *SUNRISE ASSISTED LIVING, INC .........................       20,000
      3,100 *SUNRISE TECHNOLOGIES
               INTERNATIONAL, INC .................................        5,521
      1,800 *SUPERGEN, INC ........................................       24,975
        800 *SURMODICS, INC .......................................       29,450
      1,666 *SYBRON DENTAL SPECIALTIES, INC .......................       28,113
      1,400 *SYNCOR INTERNATIONAL CORP ............................       50,925
        700 *TANOX, INC ...........................................       27,431
      1,900 *TARGETED GENETICS CORP ...............................       12,706
     96,100  TENET HEALTHCARE CORP ................................    4,270,443
      2,700 *TEXAS BIOTECHNOLOGY CORP .............................       23,193
      1,100 *THERAGENICS CORP .....................................        5,500
        600 *THERMO CARDIOSYSTEMS, INC ............................        5,250
        900 *THORATEC LABORATORIES CORP ...........................        9,900
      1,600 *TITAN PHARMACEUTICALS, INC ...........................       56,592
      1,200 *TRANSKARYOTIC THERAPIES, INC .........................       43,725
      1,300 *TRIAD HOSPITALS, INC .................................       42,331
      1,400 *TRIANGLE PHARMACEUTICALS, INC ........................        6,912
      1,100 *TRIMERIS, INC ........................................       60,362
        900 *TULARIK, INC .........................................       26,493
      1,000 *UNITED THERAPEUTICS CORP .............................       14,750
      2,400  UNITEDHEALTH GROUP, INC ..............................      147,300
        700 *UNIVERSAL HEALTH SERVICES, INC
               (CLASS B) ..........................................       78,225
      1,700 *VALENTIS, INC ........................................       12,112
      2,100 *VARIAN MEDICAL SYSTEMS, INC ..........................      142,668
      2,300 *VARIAN, INC ..........................................       77,912
      3,000 *VASOMEDICAL, INC .....................................        6,562
        200 *VAXGEN, INC ..........................................        3,900
        600 *VENTANA MEDICAL SYSTEMS, INC .........................       11,100
      4,100  VENTAS, INC ..........................................       23,062
      1,133 *VENTIV HEALTH, INC ...................................       14,233
      4,100 *VERTEX PHARMACEUTICALS, INC ..........................      293,150
      1,300 *VICAL, INC ...........................................       24,050
      3,700 *VISX, INC ............................................       38,618
      1,600 *VIVUS, INC ...........................................        3,450
      8,900 *WATERS CORP ..........................................      743,150
      3,510 *WATSON PHARMACEUTICALS, INC ..........................      179,668
      9,935 *WEBMD CORP ...........................................       78,859
        800  X-RITE, INC ..........................................        6,250
        600 *ZOLL MEDICAL CORP ....................................       21,037
                                                                    ------------
             TOTAL HEALTH CARE                                       168,977,099
                                                                    ------------

OTHER--2.38%
        400 *4 KIDS ENTERTAINMENT, INC ............................        3,575
      1,000 *ACACIA RESEARCH CORP .................................       17,812
      1,200 *ADMINSTAFF, INC ......................................       32,640
        600 *ADVO, INC ............................................       26,625
      1,000 *BELL & HOWELL CO .....................................       16,500
        400  BLOCK (H&R), INC .....................................       16,550
        800  BRADY CORP (CLASS A) .................................       27,050
        800 *BRIGHT HORIZONS FAMILY
               SOLUTIONS, INC .....................................       20,900
      1,200 *CAREER EDUCATION CORP ................................       46,950
     11,994 *CENDANT CORP .........................................      115,442
        700  CENTRAL PARKING CORP .................................       14,000
      2,300 *CENTURY BUSINESS SERVICES, INC .......................        2,587
      8,150  CINTAS CORP ..........................................      433,478
        600 *CORINTHIAN COLLEGES, INC .............................       22,762
      1,300 *CORPORATE EXECUTIVE BOARD CO .........................       51,695
        200 *COSTAR GROUP, INC ....................................        4,725
      4,100 *DEVRY, INC ...........................................      154,775
      2,900 *DUN & BRADSTREET CORP (NEW) ..........................       75,037
        200 *EDISON SCHOOLS, INC ..................................        6,300
      1,300 *EDUCATION MANAGEMENT CORP ............................       46,475

46   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

OTHER--(CONTINUED)
      1,900 *E-LOAN, INC .......................................... $        950
        600 *FIRST CONSULTING GROUP, INC ..........................        2,850
        700 *FORRESTER RESEARCH, INC ..............................       35,043
        700 *FRITZ COS, INC .......................................        4,243
        800 *GENTIVA HEALTH SERVICES, INC .........................       10,700
      1,100 *GETTY IMAGES, INC ....................................       35,200
      1,600 *GTECH HOLDINGS CORP ..................................       32,900
        500 *HALL KINION & ASSOCIATES, INC ........................       10,062
      2,200 *HA-LO INDUSTRIES, INC ................................        4,950
        500  HARLAND (JOHN H.) CO .................................        7,062
      1,300 *HEIDRICK & STRUGGLES
               INTERNATIONAL,INC ..................................       54,681
     70,500  HONEYWELL INTERNATIONAL, INC .........................    3,335,531
        400 *HOTEL RESERVATIONS NETWORK, INC
               (CLASS A) ..........................................       11,350
      1,200 *HOTJOBS.COM LTD ......................................       13,725
        800 *INFOUSA, INC .........................................        2,700
      2,500 *KORN FERRY INTERNATIONAL .............................       53,125
      1,650 *LABOR READY, INC .....................................        5,465
        400 *MANAGEMENT NETWORK GROUP, INC ........................        4,750
        300  MANPOWER, INC ........................................       11,400
        800  MATTHEWS INTERNATIONAL CORP
               (CLASS A) ..........................................       25,250
        200  MCGRATH RENTCORP .....................................        3,875
        600 *MEMBERWORKS, INC .....................................       12,750
      1,600 *MODIS PROFESSIONAL SERVICES, INC .....................        6,600
      2,200 *NAVIGANT CONSULTING CO ...............................        8,387
        800 *NCO GROUP, INC .......................................       24,300
      1,300 *PREPAID LEGAL SERVICES, INC ..........................       33,150
      1,900 *PROSOFTTRAINING.COM ..................................       23,037
      1,500 *R.H. DONNELLEY CORP ..................................       36,468
      1,100 *RENT WAY, INC ........................................        4,881
     12,200 *ROBERT HALF INTERNATIONAL, INC .......................      323,300
      1,200  ROLLINS, INC .........................................       24,075
        827 *SCHOOL SPECIALTY, INC ................................       16,591
        300 *SOURCE INFORMATION
               MANAGEMENT CO ......................................        1,125
        700 *SPHERION CORP ........................................        7,918
        400 *STARTEK, INC .........................................        6,150
        400  STRAYER EDUCATION, INC ...............................       10,225
      1,400 *SYMYX TECHNOLOGIES, INC ..............................       50,400
        725 *SYNDER COMMUNICATIONS, INC ...........................          407
        400 *TEJON RANCH CO .......................................        7,696
        400 *TEJON RANCH CO RTS 01/08/01 ..........................           12
      1,800 *TELETECH HOLDINGS, INC ...............................       33,075
      7,800 *TERREMARK WORLDWIDE, INC .............................        5,850
      4,400 *TMP WORLDWIDE, INC ...................................      242,000
        800 *TRAVELOCITY.COM, INC .................................        9,700
    189,806  TYCO INTERNATIONAL LTD ...............................   10,534,233
        600 *U.S. LEC CORP (CLASS A) ..............................        2,887
        700 *UNIROYAL TECHNOLOGY CORP .............................        4,375
      1,200 *UNITED STATIONERS, INC ...............................       28,800
     30,300  UNITED TECHNOLOGIES CORP .............................    2,382,337
      1,300  VALSPAR CORP .........................................       41,834
      1,300 *VENTRO CORP ..........................................        1,300
      1,100  VIAD CORP ............................................       25,300
        500 *WACKENHUT CORP (CLASS A) .............................        6,750
      2,300 *WORLD ACCESS, INC ....................................        5,534
                                                                    ------------
             TOTAL OTHER ..........................................   18,723,137
                                                                    ------------

PRODUCER DURABLES--8.02%
      4,800  ACTUANT CORP .........................................       14,400
        500 *ADVANCED LIGHTING
               TECHNOLOGIES, INC ..................................        3,312
      2,400  AMETEK, INC ..........................................       62,250
        800 *APPLIED SCIENCE AND
               TECHNOLOGY, INC ....................................        9,600
      1,000 *ASTEC INDUSTRIES, INC ................................       13,187
      1,200 *AZURIX CORP ..........................................        9,825
        400  BELDEN, INC ..........................................       10,150
        900 *BLOUNT INTERNATIONAL, INC ............................        6,918
        700  BRIGGS & STRATTON CORP ...............................       31,062
      1,100 *BROOKS AUTOMATION, INC ...............................       30,868
        600 *CASELLA WASTE SYSTEMS, INC (CLASS A) .................        5,212
        397 *CATAYTICA ENERGY SYSTEMS .............................        6,848
      2,500 *COGNEX CORP ..........................................       55,312
      1,200 *COINSTAR, INC ........................................       18,300
        200 *COORSTEK, INC ........................................        6,275
        700 *CUNO, INC ............................................       18,768
        400 *CYBEROPTICS CORP .....................................        6,775
      2,600 *DYCOM INDUSTRIES, INC ................................       93,437
        300  FRANKLIN ELECTRIC CO, INC ............................       20,550
        700 *FUELCELL ENERGY, INC .................................       47,993
  1,187,861  GENERAL ELECTRIC CO ..................................   56,943,087
     94,540  HARLEY DAVIDSON, INC .................................    3,757,964
        500 *IBIS TECHNOLOGY CORP .................................        9,625
        800  IDEX CORP ............................................       26,500
        800  LINDSAY MANUFACTURING CO .............................       18,100
      1,200 *LITTELFUSE, INC ......................................       34,350
      1,150  MANITOWOC CO, INC ....................................       33,350
      1,300 *MECHANICAL TECHNOLOGY, INC ...........................        4,550
      1,700 *NATIONAL INSTRUMENTS CORP ............................       82,556
      4,000 *NEWPARK RESOURCES, INC ...............................       38,250
        800  NEWPORT NEWS SHIPBUILDING, INC .......................       41,600
        800  NORDSON CORP .........................................       20,400
        250  PHILADELPHIA SUBURBAN CORP ...........................        6,125
        800 *PHOTON DYNAMICS, INC .................................       18,000
        500 *PLUG POWER, INC ......................................        7,343
     29,300 *POWER-ONE, INC .......................................    1,151,856
      1,200 *QUANTA SERVICES, INC .................................       38,625
      1,600 *RAYOVAC CORP .........................................       22,700
      1,100 *REPUBLIC SERVICES, INC (CLASS A) .....................       18,906
      2,000  ROPER INDUSTRIES, INC ................................       66,125
        900 *SUPERCONDUCTOR TECHNOLOGIES, INC .....................        3,262
        500  TELEFLEX, INC ........................................       22,093
        400  TENNANT CO ...........................................       19,200
      2,400 *TETRA TECH, INC ......................................       76,500


SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  47

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

PRODUCER DURABLES--(CONTINUED)
      1,900 *VALENCE TECHNOLOGY, INC .............................. $     17,693
        500  VALMONT INDUSTRIES, INC ..............................        9,187
        462  WABTEC CORP ..........................................        5,428
        800 *WASTE CONNECTIONS, INC ...............................       26,450
                                                                    ------------
              TOTAL PRODUCER DURABLES .............................   62,990,867
                                                                    ------------
TECHNOLOGY--46.11%
        700 *24/7 MEDIA, INC ......................................          371
     15,500 *3COM CORP ............................................      131,750
      1,300 *3DO CO ...............................................        3,412
      1,000 *ABOUT.COM, INC .......................................       26,937
      1,800 *ACCRUE SOFTWARE, INC .................................        4,500
        700 *ACT MANUFACTURING, INC ...............................       11,025
      1,500 *ACTEL CORP ...........................................       36,281
      4,200 *ACTUATE CORP .........................................       80,325
      4,300 *ACXIOM CORP ..........................................      167,431
      1,500 *ADAPTEC, INC .........................................       15,375
      2,500 *ADAPTIVE BROADBAND CORP ..............................       15,312
     53,480 *ADC TELECOMMUNICATIONS, INC ..........................      969,325
        600 *ADEPT TECHNOLOGY, INC ................................        8,700
     16,600  ADOBE SYSTEMS, INC ...................................      965,912
      1,300 *ADTRAN, INC ..........................................       27,625
      3,000 *ADVANCED DIGITAL INFORMATION CORP ....................       69,000
        900 *ADVANCED ENERGY INDUSTRIES, INC ......................       20,250
      4,900 *ADVANCED FIBRE
               COMMUNICATIONS, INC ................................       88,506
     12,600 *ADVANCED MICRO DEVICES, INC ..........................      174,037
        800 *ADVANTAGE LEARNING SYSTEMS, INC ......................       26,900
      1,800 *ADVENT SOFTWARE, INC .................................       72,112
      4,250 *AEROFLEX, INC ........................................      122,519
      1,500 *AETHER SYSTEMS, INC ..................................       58,687
        700 *AFFILIATED COMPUTER SERVICES, INC
               (CLASS A) ..........................................       42,481
      1,700 *AGILE SOFTWARE CORP ..................................       83,937
     39,181 *AGILENT TECHNOLOGIES, INC ............................    2,145,159
        900 *AIRGATE PCS, INC .....................................       31,950
        200 *AIRNET COMMUNICATION CORP ............................        1,350
      3,038 *AKAMAI TECHNOLOGIES, INC .............................       63,987
      1,500 *ALLAIRE CORP .........................................        7,546
      1,500 *ALLIANCE SEMICONDUCTOR CORP ..........................       16,968
      2,500 *ALPHA INDUSTRIES, INC ................................       92,500
     27,400 *ALTERA CORP ..........................................      720,962
    198,963 *AMERICA ONLINE, INC ..................................    6,923,912
      2,300 *AMERICAN MANAGEMENT SYSTEMS, INC .....................       45,568
     10,600 *AMERICAN POWER CONVERSION CORP .......................      131,175
      1,400 *AMERICAN SUPERCONDUCTOR CORP .........................       39,987
        200 *AMERICAN TECHNICAL CERAMICS CORP .....................        2,000
     10,600 *AMERICAN TELESOURCE
               INTERNATIONAL, INC .................................        3,975
      7,500 *AMKOR TECHNOLOGY, INC ................................      116,367
      2,600 *AMPHENOL CORP (CLASS A) ..............................      101,887
      2,000 *ANADIGICS, INC .......................................       32,750
     88,600 *ANALOG DEVICES, INC ..................................    4,535,212
      1,200  ANALYSTS INTERNATIONAL CORP ..........................        4,575
      1,600 *ANAREN MICROWAVE, INC ................................      107,500
      3,300 *ANDREW CORP ..........................................       71,775
        200 *ANIXTER INTERNATIONAL, INC ...........................        4,325
      2,100 *ANSWERTHINK, INC .....................................        7,612
      1,400 *ANTEC CORP ...........................................       11,068
        900 *APAC CUSTOMER SERVICES, INC ..........................        3,318
      1,934 *APERIAN, INC .........................................        1,269
      4,700 *APPLE COMPUTER, INC ..................................       69,912
     56,038 *APPLIED MATERIALS, INC ...............................    2,139,951
     66,544 *APPLIED MICRO CIRCUITS CORP ..........................    4,993,919
        200 *APPLIEDTHEORY CORP ...................................          400
      6,035 *ARCH WIRELESS, INC ...................................        3,771
        700 *AREMISSOFT CORP ......................................       29,881
     25,800 *ARIBA, INC ...........................................    1,383,525
      3,800 *ART TECHNOLOGY GROUP, INC ............................      116,137
      2,300 *ARTESYN TECHNOLOGIES, INC ............................       36,512
        300 *ASIAINFO HOLDINGS, INC ...............................        2,812
      1,500 *ASK JEEVES, INC ......................................        3,656
      2,800 *ASPECT COMMUNICATIONS CORP ...........................       22,531
      2,000 *ASPEN TECHNOLOGY, INC ................................       66,500
      2,500 *ASYST TECHNOLOGIES, INC ..............................       33,593
     27,600 *ATMEL CORP ...........................................      320,850
      1,800 *ATMI, INC ............................................       35,100
      1,300  AUTODESK, INC ........................................       35,018
     31,400  AUTOMATIC DATA PROCESSING, INC .......................    1,988,012
        400 *AVANEX CORP ..........................................       23,825
      2,100 *AVANT CORP ...........................................       38,456
     17,266 *AVAYA, INC ...........................................      178,055
        500  AVERY DENNISON CORP ..................................       27,437
      2,981 *AVOCENT CORP .........................................       80,487
      1,300 *AVT CORP .............................................        6,459
      1,400  AVX CORP .............................................       22,925
      1,200 *AWARE, INC ...........................................       21,300
      1,300 *AXT, INC .............................................       42,981
      1,050 *BARRA, INC ...........................................       49,481
     69,700 *BEA SYSTEMS, INC .....................................    4,691,681
      1,100 *BENCHMARK ELECTRONICS, INC ...........................       24,818
      1,700 *BILLING CONCEPTS CORP ................................        3,400
      2,800 *BINDVIEW DEVELOPMENT CORP ............................       26,337
      3,100 *BISYS GROUP, INC .....................................      161,587
      1,300 *BLACK BOX CORP .......................................       62,806
        900 *BLUESTONE SOFTWARE, INC ..............................       13,612
     17,007 *BMC SOFTWARE, INC ....................................      238,098
        600 *BOTTOMLINE TECHNOLOGIES, INC .........................       15,412
        600 *BRAUN CONSULTING, INC ................................        2,212
      1,200 *BREAKAWAY SOLUTIONS, INC .............................        1,050
      3,200 *BRIGHTPOINT, INC .....................................       11,200
        700 *BRIO TECHNOLOGY, INC .................................        2,953
      2,700 *BROADBASE SOFTWARE, INC ..............................       16,875
     10,000 *BROADCOM CORP (CLASS A) ..............................      840,000
     13,300 *BROADVISION, INC .....................................      157,106
     38,600 *BROCADE COMMUNICATIONS
               SYSTEMS, INC .......................................    3,543,962

48   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
        800 *BROOKTROUT, INC ...................................... $      7,575
      1,100 *BSQUARE CORP .........................................        6,600
      1,800  C&D TECHNOLOGIES, INC ................................       77,737
        950 *CABLE DESIGN TECHNOLOGIES CO .........................       15,971
      4,700 *CABLETRON SYSTEMS, INC ...............................       70,793
        900 *CACHEFLOW, INC .......................................       15,356
        300 *CACI INTERNATIONAL, INC (CLASS A) ....................        6,904
      4,600 *CADENCE DESIGN SYSTEMS, INC ..........................      126,500
        300 *CALDERA SYSTEMS, INC .................................          581
      3,300 *CALICO COMMERCE, INC .................................        3,196
        900 *CALIFORNIA AMPLIFIER, INC ............................        8,325
      2,100 *CAMBRIDGE TECHNOLOGY
               PARTNERS, INC ......................................        5,512
        300 *CAMINUS CORP .........................................        6,975
        900 *CARREKER CORP ........................................       31,275
        900 *CARRIER ACCESS CORP ..................................        8,100
        200 *C-BRIDGE INTERNET SOLUTIONS, INC .....................          781
      2,200 *C-COR.NET CORP .......................................       21,381
        800 *CELERITEL, INC .......................................       30,500
        200 *CENTENNIAL COMMUNICATIONS CORP .......................        3,750
        200 *CENTILUM COMMUNICATIONS, INC .........................        4,450
     98,000 *CERIDIAN CORP ........................................    1,953,875
      3,600 *CHECKFREE CORP .......................................      153,000
        600 *CHOICE ONE COMMUNICATIONS, INC .......................        5,587
        300 *CHORDIANT SOFTWARE, INC ..............................          890
      2,700 *CIBER, INC ...........................................       13,162
     87,200 *CIENA CORP ...........................................    7,085,000
      3,400 *CIRRUS LOGIC, INC ....................................       63,750
    958,348 *CISCO SYSTEMS, INC ...................................   36,656,811
     12,000 *CITRIX SYSTEMS, INC ..................................      270,000
      1,525 *CLARENT CORP .........................................       17,251
      1,500 *CLARUS CORP ..........................................       10,500
        500 *CLICK2LEARN. COM, INC ................................        4,875
     14,293 *CMGI, INC ............................................       79,951
      3,300 *CNET NETWORKS, INC ...................................       52,800
        400 *COGNIZANT TECHNOLOGY
               SOLUTIONS CORP .....................................       14,525
      1,200  COHU, INC ............................................       16,725
      1,400 *COM21, INC ...........................................        6,562
     13,380 *COMMERCE ONE, INC ....................................      338,681
      2,866 *COMMSCOPE, INC .......................................       47,468
    115,284  COMPAQ COMPUTER CORP .................................    1,735,024
      1,400 *COMPLETE BUSINESS SOLUTIONS, INC .....................       14,437
     31,669  COMPUTER ASSOCIATES
               INTERNATIONAL, INC .................................      617,545
      1,300 *COMPUTER HORIZONS CORP ...............................        3,168
      1,600 *COMPUTER NETWORK
               TECHNOLOGY CORP ....................................       46,100
      7,500 *COMPUTER SCIENCES CORP ...............................      450,937
     12,800 *COMPUWARE CORP .......................................       80,000
        200  COMPX INTERNATIONAL, INC .............................        1,787
     11,364 *COMVERSE TECHNOLOGY, INC .............................    1,234,414
      1,500 *CONCORD CAMERA CORP ..................................       24,750
        900 *CONCORD COMMUNICATIONS, INC ..........................        7,875
     14,900 *CONCORD EFS, INC .....................................      654,668
      3,700 *CONCURRENT COMPUTER CORP .............................       19,887
     15,000 *CONEXANT SYSTEMS, INC ................................      230,625
        700 *CONVERA CORP .........................................       12,425
        400 *CONVERGENT COMMUNICATIONS, INC .......................          237
        800 *CONVERGYS CORP .......................................       36,250
      3,000 *COPPER MOUNTAIN NETWORKS, INC ........................       17,718
        100 *CORILLIAN CORP .......................................        1,200
    105,145  CORNING, INC .........................................    5,552,970
      1,000 *CORSAIR COMMUNICATIONS, INC ..........................        7,125
      3,800 *CREDENCE SYSTEMS CORP ................................       87,400
      4,200 *CREE, INC ............................................      149,231
      1,600 *CRITICAL PATH, INC ...................................       49,200
        500 *CROSSROADS SYSTEMS, INC ..............................        2,343
      3,600 *CSG SYSTEMS INTERNATIONAL, INC .......................      168,975
        800 *CTC COMMUNICATIONS GROUP, INC ........................        3,700
      1,900  CTS CORP .............................................       69,231
        300  CUBIC CORP ...........................................        7,706
      1,100 *CYBERSOURCE CORP .....................................        2,612
      1,100 *CYLINK CORP ..........................................        2,371
      2,000 *CYMER, INC ...........................................       51,468
      2,000 *CYPRESS COMMUNICATIONS, INC ..........................        1,812
      6,900 *CYPRESS SEMICONDUCTOR CORP ...........................      135,843
        300 *CYSIE, INC ...........................................        1,237
        500 *DALEEN TECHNOLOGIES, INC .............................        1,875
      2,700  DALLAS SEMICONDUCTOR CORP ............................       69,187
        600 *DATA RETURN CORP .....................................        2,250
        800 *DATASTREAM SYSTEMS, INC ..............................        7,800
        500 *DAVOX CORP ...........................................        4,875
        700 *DDI CORP .............................................       19,075
    337,200 *DELL COMPUTER CORP ...................................    5,879,925
      1,600 *DELTATHREE, INC ......................................        1,900
      1,450 *DIAMONDCLUSTER INTERNATIONAL, INC
               (CLASS A) ..........................................       44,225
      1,600 *DIGEX, INC ...........................................       36,000
        500 *DIGIMARC CORP ........................................        8,250
      1,400 *DIGITAL INSIGHT CO ...................................       25,287
      5,100 *DIGITAL ISLAND, INC ..................................       20,718
      1,100 *DIGITAL RIVER, INC ...................................        2,612
        300 *DIGITALTHINK, INC ....................................        5,118
        600 *DIGITAS, INC .........................................        3,037
      5,000 *DMC STRATEX NETWORKS, INC ............................       75,000
      1,300 *DOBSON COMMUNICATIONS CORP
               (CLASS A) ..........................................       19,012
      2,300 *DOCUMENTUM, INC ......................................      114,281
      7,544 *DOUBLECLICK, INC .....................................       82,984
        400 *DSET CORP ............................................          718
      1,800 *DSP GROUP, INC .......................................       37,884
      1,496 *DST SYSTEMS, INC .....................................      100,232
        400 *DUPONT PHOTOMASKS, INC ...............................       21,137
      4,900 *E.PIPHANY, INC .......................................      264,293
      8,500 *EBAY, INC ............................................      280,500
      1,400 *ECHELON CORP .........................................       22,487

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  49

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
     1,500 * EGAIN COMMUNICATIONS CORP ............................ $      4,640
     1,600 * ELANTEC SEMICONDUCTOR, INC ...........................       44,400
     1,800 * ELECTRO SCIENTIFIC INDUSTRIES, INC ...................       50,400
     1,200 * ELECTROGLAS, INC .....................................       18,375
     8,000 * ELECTRONIC ARTS, INC .................................      341,000
    15,300   ELECTRONIC DATA SYSTEMS CORP .........................      883,575
     2,200 * ELECTRONICS FOR IMAGING, INC .........................       30,662
     2,950 * ELOYALTY CORP ........................................       19,082
     1,200 * EMAGIN CORP ..........................................        2,544
       300 * EMBARCADERO TECHNOLOGIES, INC ........................       13,500
   407,996 * EMC CORP .............................................   27,131,734
     1,800 * EMCORE CORP ..........................................       84,600
     1,800 * E-MEDSOFT.COM ........................................        1,125
       380 * EMERGE INTERACTIVE, INC (CLASS A) ....................        1,377
     5,000 * EMULEX CORP ..........................................      399,687
     2,300 * ENGAGE, INC ..........................................        1,725
     3,100 * ENTRUST TECHNOLOGIES, INC ............................       40,300
       700 * EPLUS, INC ...........................................        7,962
     9,600   EQUIFAX, INC .........................................      275,400
   146,700   ERICSSON TELEFON (LM) SERIES B
               (SPON ADR) .........................................    1,641,206
       500 * ESPEED, INC (CLASS A) ................................        7,843
     1,500 * ESS TECHNOLOGY, INC ..................................        7,687
     2,600 * EXAR CORP ............................................       80,559
       500 * EXCEL TECHNOLOGY, INC ................................        9,976
     1,600 * EXCELON CORP .........................................        2,400
     1,700 * EXCHANGE APPLICATIONS, INC ...........................        2,071
     6,958 * EXCITE AT HOME .......................................       38,486
    65,700 * EXODUS COMMUNICATIONS, INC ...........................    1,314,000
       500 * EXTENDED SYSTEMS, INC ................................        5,843
       200 * EXTENSITY, INC .......................................        1,203
     3,300 * EXTREME NETWORKS, INC ................................      129,112
       800 * F.Y.I., INC ..........................................       29,500
     1,200 * F5 NETWORKS, INC .....................................       11,400
       700   FAIR ISSAC & CO, INC .................................       35,700
     3,900 * FAIRCHILD SEMICONDUCTOR
               INTERNATIONAL, INC (CLASS A) .......................       56,306
       900 * FEI CO ...............................................       20,475
       700 * FIBERNET TELECOM GROUP, INC ..........................        3,850
     2,300 * FILENET CORP .........................................       62,675
     6,700 * FINISAR CORP .........................................      194,300
       200 * FIREPOND, INC ........................................        1,887
     1,800 * FIRSTWORLD COMMUNICATIONS, INC
               (CLASS B) ..........................................        1,181
     5,900 * FISERV, INC ..........................................      279,881
     1,100 * FOCAL COMMUNICATIONS CORP ............................        7,700
    36,032 * FOUNDRY NETWORKS, INC ................................      540,480
       100 * FREEMARKETS, INC .....................................        1,900
       700 * FSI INTERNATIONAL, INC ...............................        5,862
       800 * GADZOOX NETWORKS, INC ................................        1,675
       900 * GASONICS INTERNATIONAL CORP ..........................       16,537
    12,700 * GATEWAY, INC .........................................      228,473
     2,175 * GENERAL SEMICONDUCTOR, INC ...........................       13,593
     1,300 * GENZYME TRANSGENICS CORP .............................       18,606
       500 * GEOWORKS CORP ........................................        1,468
       300 * GLOBALNETFINANCIAL.COM, INC ..........................          450
     2,400 * GLOBESPAN, INC .......................................       66,000
     1,500 * GLOBIX CORP ..........................................        4,125
       700 * GOAMERICA, INC .......................................        3,762
       700 * GOLDEN TELECOM, INC ..................................        3,587
     1,800 * GOTO.COM, INC ........................................       13,162
       800 * GREAT PLAINS SOFTWARE, INC ...........................       37,650
       300 * GRIFFON CORP .........................................        2,362
     3,668 * HARMONIC, INC ........................................       20,861
       800   HARRIS CORP ..........................................       24,500
     1,500   HELIX TECHNOLOGY CORP ................................       35,507
    43,800   HEWLETT-PACKARD CO ...................................    1,382,437
       500 * HI/FN, INC ...........................................       13,750
       600   HICKORY TECH CORP ....................................       12,300
     2,200 * HNC SOFTWARE, INC ....................................       65,312
     3,100 * HOMESTORE.COM, INC ...................................       62,387
     1,400   HON INDUSTRIES, INC ..................................       35,700
       700 * HUTCHINSON TECHNOLOGY, INC ...........................        9,625
     2,085 * HYPERION SOLUTIONS CORP ..............................       32,187
    41,410 * I2 TECHNOLOGIES, INC .................................    2,251,668
       600 * IBASIS, INC ..........................................        2,475
       900 * IBEAM BROADCASTING CORP ..............................          956
     1,700 * IDENTIX, INC .........................................       13,345
     1,800 * IGATE CAPITAL CORP ...................................        5,175
       600 * II-VI, INC ...........................................        9,112
     1,400 * ILLUMINET HOLDINGS, INC ..............................       32,112
       700 * IMMERSION CORP .......................................        5,260
       900 * IMPSAT FIBER NETWORKS, INC ...........................        3,937
     1,100 * IMRGLOBAL CORP .......................................        5,912
       600 * INET TECHNOLOGIES, INC ...............................       24,300
     2,600 * INFOCUS CORP .........................................       38,350
     2,900 * INFONET SERVICES CORP (CLASS B) ......................       14,500
     3,800 * INFORMATICA CORP .....................................      150,337
     1,200 * INFORMATION ARCHITECTS CORP ..........................        2,175
       200 * INFORTE CORP .........................................        2,750
    13,976 * INFOSPACE.COM, INC ...................................      123,600
       800 * INGRAM MICRO, INC (CLASS A) ..........................        9,000
     5,600 * INKTOMI CORP .........................................      100,100
       400 * INPRISE CORP .........................................        2,212
       900 * INTEGRATED CIRCUIT SYSTEMS, INC ......................       14,906
     7,200 * INTEGRATED DEVICE TECHNOLOGY, INC ....................      238,500
   973,216   INTEL CORP ...........................................   29,257,306
     2,500 * INTELIDATA TECHNOLOGIES CORP .........................        6,484
       200 * INTERACT COMMERCE CORP ...............................        1,675
       300 * INTERACTIVE INTELLIGENCE, INC ........................        7,237
       500 * INTERCEPT GROUP, INC .................................       13,343
     3,800 * INTERDIGITAL COMMUNICATIONS CORP .....................       20,543
     3,700 * INTERLIANT, INC ......................................       11,793
       500 * INTERLINK ELECTRONICS, INC ...........................        6,343
     5,300 * INTERNAP NETWORK SERVICES CORP .......................       38,425
   186,300 d INTERNATIONAL BUSINESS
               MACHINES CORP ......................................   15,835,500

50   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
      2,100 *INTERNATIONAL FIBERCOM, INC .......................... $     10,368
      3,300 *INTERNATIONAL RECTIFIER CORP .........................       99,000
      3,400 *INTERNET PICTURES CORP ...............................        3,293
      1,900 *INTERNET SECURITY SYSTEMS, INC .......................      149,031
        800 *INTERNET.COM CORP ....................................        4,750
      1,400 *INTERSIL HOLDINGS CORP ...............................       32,112
      4,400 *INTERTRUST TECHNOLOGIES CORP .........................       14,850
      2,000 *INTERVOICE-BRITE, INC ................................       14,500
      1,200 *INTERWORLD CORP ......................................          600
      2,400 *INTERWOVEN, INC ......................................      158,250
      1,000 *INTRAWARE, INC .......................................        1,468
        800 *INTRUSION.COM, INC ...................................        3,800
      8,200 *INTUIT, INC ..........................................      323,387
     14,500 *IOMEGA CORP ..........................................       48,865
      1,140  IRON MOUNTAIN, INC ...................................       42,322
        800 *ITXC CORP ............................................        5,550
      2,300 *IXL ENTERPRISES, INC .................................        2,300
        600 *IXYS CORP ............................................        8,775
      3,200 *J.D. EDWARDS & CO ....................................       57,000
         79 *J2 GLOBAL COMMUNICATIONS, INC ........................           22
      7,900 *JABIL CIRCUIT, INC ...................................      200,462
      2,100  JACK HENRY & ASSOCIATES, INC .........................      130,462
        400 *JDA SOFTWARE GROUP, INC ..............................        5,225
    100,805 *JDS UNIPHASE CORP ....................................    4,202,308
        500 *JNI CORP .............................................       11,343
     37,800 *JUNIPER NETWORKS, INC ................................    4,765,162
        800 *JUNO ONLINE SERVICES, INC ............................          525
      1,273 *JUPITER MEDIA METRIX, INC ............................       11,854
      5,266 *KANA COMMUNICATIONS, INC .............................       60,559
      2,800 *KEANE, INC ...........................................       27,300
        600  KEITHLEY INSTRUMENTS, INC ............................       25,837
      5,200 *KEMET CORP ...........................................       78,650
      1,300 *KENT ELECTRONICS CORP ................................       21,450
      1,100 *KEYNOTE SYSTEMS, INC .................................       15,606
        464 *KFORCE.COM, INC ......................................        1,421
     12,200 *KLA-TENCOR CORP ......................................      410,987
      4,600 *KOPIN CORP ...........................................       50,887
        800 *KRONOS, INC ..........................................       24,750
      2,900 *KULICKE & SOFFA INDUSTRIES, INC ......................       32,625
      8,600 *LAM RESEARCH CORP ....................................      124,700
        700 *LANTE CORP ...........................................        1,093
      5,300 *LATTICE SEMICONDUCTOR CORP ...........................       97,387
        500 *LCC INTERNATIONAL, INC (CLASS A) .....................        5,437
        700 *LEARNING TREE INTERNATIONAL, INC .....................       34,650
      5,900 *LEGATO SYSTEMS, INC ..................................       43,881
        300 *LEVEL 8 SYSTEMS, INC .................................        1,828
      8,900 *LEXMARK INTERNATIONAL, INC ...........................      394,381
      3,000 *LIBERATE TECHNOLOGIES ................................       40,875
        900 *LIGHTBRIDGE, INC .....................................       11,812
      1,300 *LIGHTPATH TECHNOLOGIES, INC ..........................       18,037
     21,900  LINEAR TECHNOLOGY CORP ...............................    1,012,875
        500 *LIVEPERSON, INC ......................................          531
      2,800 *LOOKSMART LTD ........................................        6,825
    112,700 *LSI LOGIC CORP .......................................    1,926,043
      3,700 *LTX CORP .............................................       47,926
    335,553  LUCENT TECHNOLOGIES, INC .............................    4,529,965
      3,700 *MACROMEDIA, INC ......................................      224,775
      2,500 *MACROVISION CORP .....................................      185,039
      1,400 *MAIL.COM, INC ........................................        1,006
      1,700 *MAIL-WELL, INC .......................................        7,331
        400 *MANHATTAN ASSOCIATES, INC ............................       17,050
      3,200 *MANUGISTICS GROUP, INC ...............................      182,400
        850 *MAPINFO CORP .........................................       40,162
      5,068 *MARCHFIRST, INC ......................................        7,602
        800 *MARIMBA, INC .........................................        3,600
      1,250 *MASTEC, INC ..........................................       25,000
        400 *MATRIXONE, INC .......................................        7,275
     19,700 *MAXIM INTEGRATED PRODUCTS, INC .......................      941,906
      4,200 *MAXTOR CORP ..........................................       23,493
        300 *MCAFEE.COM CORP ......................................        1,500
        700 *MCK COMMUNICATIONS, INC ..............................        5,906
        600 *MCSI, INC ............................................       12,825
        300 *MEDIA 100 INC ........................................          768
        700 *MEDIAPLEX, INC .......................................          568
        700 *MEMC ELECTRONIC MATERIALS, INC .......................        6,781
      4,400 *MENTOR GRAPHICS CORP .................................      120,725
      1,800 *MERCATOR SOFTWARE, INC ...............................        9,675
      1,400 *MERCURY COMPUTER SYSTEMS, INC ........................       65,012
      5,600 *MERCURY INTERACTIVE CORP .............................      505,400
        600 *META GROUP, INC ......................................        3,900
        600 *METASOLV, INC ........................................        5,475
        300 *METAWAVE COMMUNICATIONS CORP .........................        2,737
      2,000  METHODE ELECTRONICS, INC (CLASS A) ...................       45,875
      1,300 *METRICOM, INC ........................................       13,081
      6,900 *METROCALL, INC .......................................        3,234
      2,600 *METTLER-TOLEDO INTERNATIONAL, INC ....................      141,375
      4,100 *MICREL, INC ..........................................      138,118
      8,100 *MICROCHIP TECHNOLOGY, INC ............................      177,693
      4,800 *MICROMUSE, INC .......................................      289,725
      1,200 *MICRON ELECTRONICS, INC ..............................        4,687
     84,800 *MICRON TECHNOLOGY, INC ...............................    3,010,400
        600 *MICROSEMI CORP .......................................       16,687
    579,950 *MICROSOFT CORP .......................................   25,155,331
      1,900 *MICROSTRATEGY, INC ...................................       18,050
        800 *MICROVISION, INC .....................................       14,000
      2,600 *MIPS TECHNOLOGIES, INC (CLASS A) .....................       69,387
        300 *MKS INSTRUMENTS, INC .................................        4,650
      7,100  MOLEX, INC ...........................................      252,050
         28 *MOMENTUM BUSINESS
               APPLICATIONS, INC ..................................          294
     65,751  MOTOROLA, INC ........................................    1,331,457
      3,700  MPOWER COMMUNICATIONS CORP ...........................       18,962
      4,800 *MRV COMMUNICATIONS, INC ..............................       64,200
      1,900 *MTI TECHNOLOGY CORP ..................................        7,481
      1,000 *MULTEX.COM, INC ......................................       13,250
        300 *NANOMETRICS, INC .....................................        4,143
        500  NATIONAL DATA CORP ...................................       18,312

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  51

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
      1,100 *NATIONAL INFORMATION
               CONSORTIUM, INC .................................... $     1,684
     12,300 *NATIONAL SEMICONDUCTOR CORP ..........................     247,537
      2,500 *NATURAL MICROSYSTEMS CORP ............................      24,687
        600 *NAVISITE, INC ........................................       1,406
        900 *NCR CORP .............................................      44,212
        200 *NEON SYSTEMS, INC ....................................       1,250
        600 *NET PERCEPTIONS, INC .................................       1,256
        600 *NET2PHONE, INC .......................................       4,425
        100 *NETCREATIONS, INC ....................................         684
      1,800 *NETEGRITY, INC .......................................      97,875
      1,900 *NETIQ CORP ...........................................     166,012
      2,900 *NETOBJECTS, INC ......................................       1,359
        800 *NETOPIA, INC .........................................       3,450
      2,700 *NETRO CORP ...........................................      18,731
        800 *NETSCOUT SYSTEMS, INC ................................       8,000
        200 *NETSILICON, INC ......................................         743
        100 *NETSOL INTERNATIONAL, INC ............................         700
        200 *NETSOLVE, INC ........................................       1,525
        800 *NETWORK ACCESS SOLUTIONS CORP ........................         500
     43,000 *NETWORK APPLIANCE, INC ...............................   2,760,062
      7,200 *NETWORK ASSOCIATES, INC ..............................      30,150
        800 *NETWORK PERIPHERALS, INC .............................       5,150
      1,600 *NETZERO, INC .........................................       1,400
      1,800 *NEW ERA OF NETWORKS, INC .............................      10,575
        400 *NEW FOCUS, INC .......................................      13,900
      2,100  NEWPORT CORP .........................................     165,079
      1,200 *NEXT LEVEL COMMUNICATIONS, INC .......................      13,650
        600 *NHANCEMENT TECHNOLOGIES, INC .........................       2,962
        600 *NIKU CORP ............................................       4,387
     44,632  NOKIA CORP (SPON ADR) ................................   1,941,492
     83,200  NORTEL NETWORKS CORP (U.S.) ..........................   2,667,600
        500  NORTH PITTSBURGH SYSTEMS, INC ........................       5,500
      2,900 *NOVA CORP (GEORGIA) ..................................      57,818
        700 *NOVADIGM, INC ........................................       4,418
      6,600 *NOVELL, INC ..........................................      34,443
    107,400 *NOVELLUS SYSTEMS, INC ................................   3,859,687
        800  NTELOS, INC ..........................................      14,100
        400 *NUANCE COMMUNICATIONS, INC ...........................      17,250
        300 *NUCENTRIX BROADBAND
               NETWORKS, INC ......................................       3,375
        500 *NUMERICAL TECHNOLOGIES, INC ..........................       9,031
      3,200 *NVIDIA CORP ..........................................     104,850
      2,000 *NX NETWORKS, INC .....................................       1,250
      1,400 *NYFIX, INC ...........................................      33,862
      1,200 *OBJECTIVE SYSTEMS INTEGRATORS, INC ...................      21,150
     63,246 *ON SEMICONDUCTOR CORP ................................     332,041
      1,400 *ONYX SOFTWARE CORP ...................................      15,400
      2,000 *OPEN MARKET, INC .....................................       2,187
      4,737 *OPENWAVE SYSTEMS, INC ................................     227,079
        450 *OPTICAL CABLE CORP ...................................       4,078
         40 *OPUS360 CORP .........................................          12
    782,768 *ORACLE CORP ..........................................  22,749,195
        300 *OSICOM TECHNOLOGIES, INC .............................       4,818
        300 *OTG SOFTWARE, INC ....................................       4,842
      1,400 *PACKETEER, INC .......................................      17,325
        980 *PAC-WEST TELECOMM, INC ...............................       3,368
     39,140 *PALM, INC ............................................   1,108,151
      1,500 *PARADYNE NETWORKS, INC ...............................       2,718
     12,800 *PARAMETRIC TECHNOLOGY CORP ...........................     172,000
      2,200 *PAXSON COMMUNICATIONS CORP ...........................      26,262
     22,784  PAYCHEX, INC .........................................   1,107,872
      5,500 *P-COM, INC ...........................................      16,843
      1,100 *PC-TEL, INC ..........................................      11,825
     10,272 *PEOPLESOFT, INC ......................................     381,990
     10,062 *PEREGRINE SYSTEMS, INC ...............................     198,724
      1,700 *PERICOM SEMICONDUCTOR CORP ...........................      31,450
      5,700 *PEROT SYSTEMS CORP (CLASS A) .........................      52,368
        700 *PERSISTENCE SOFTWARE, INC ............................       3,106
      1,500 *PHOENIX TECHNOLOGIES LTD .............................      20,226
      1,500 *PHOTRONICS, INC ......................................      35,156
        400 *PIXELWORKS, INC ......................................       8,950
      3,300 *PLANTRONICS, INC .....................................     155,100
      2,700 *PLEXUS CORP ..........................................      82,054
      1,000 *PLX TECHNOLOGY, INC ..................................       8,312
     27,577 *PMC-SIERRA, INC ......................................   2,168,241
      3,400 *POLYCOM, INC .........................................     109,437
      6,400 *PORTAL SOFTWARE, INC .................................      50,200
      1,800 *POWER INTEGRATIONS, INC ..............................      20,700
      1,800 *POWERTEL, INC ........................................     111,487
      3,100 *POWERWAVE TECHNOLOGIES, INC ..........................     181,350
        200 *PREDICTIVE SYSTEMS, INC ..............................       1,431
      1,600 *PRI AUTOMATION, INC ..................................      30,000
        600 *PRIMUS KNOWLEDGE SOLUTIONS, INC ......................       3,900
      1,000 *PROBUSINESS SERVICES, INC ............................      26,562
        300 *PROCOM TECHNOLOGY, INC ...............................       3,890
      1,635 *PRODIGY COMMUNICATIONS CORP
               (CLASS A) ..........................................       2,452
      2,350 *PROFIT RECOVERY GROUP
               INTERNATIONAL, INC .................................      14,981
      2,500 *PROGRESS SOFTWARE CORP ...............................      36,093
        700 *PROJECT SOFTWARE &
               DEVELOPMENT, INC ...................................       7,514
      2,000 *PROXICOM, INC ........................................       8,250
      1,800 *PROXIM, INC ..........................................      77,400
      2,600 *PUMA TECHNOLOGY, INC .................................      10,806
      1,800 *PURCHASEPRO.COM, INC .................................      31,500
      6,238 *QLOGIC CORP ..........................................     480,326
        550 *QRS CORP .............................................       7,046
    115,500 *QUALCOMM, INC ........................................   9,492,656
      4,750 *QUANTUM CORP-HARD DISK
               DRIVE GROUP ........................................      38,000
      1,400 *QUEST SOFTWARE, INC ..................................      39,287
      1,200 *QUICKLOGIC CORP ......................................       8,325
        900 *QUINTUS CORP .........................................       2,671
        100 *QUOKKA SPORTS, INC ...................................          56
      1,050 *RADIANT SYSTEMS, INC .................................      21,525

52   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
        900 *RADISYS CORP ......................................... $     23,287
      1,400 *RAINBOW TECHNOLOGIES, INC ............................       22,137
      5,400 *RAMBUS, INC ..........................................      195,075
        700 *RAMP NETWORKS, INC ...................................        4,003
      2,300 *RARE MEDIUM GROUP, INC ...............................       16,628
     13,000 *RATIONAL SOFTWARE CORP ...............................      506,187
        700 *RAZORFISH, INC (CLASS (A) ............................        1,137
      4,800 *REALNETWORKS, INC ....................................       41,700
      4,700 *RED HAT, INC .........................................       29,375
     13,000 *REDBACK NETWORKS, INC ................................      533,000
        200 *REGISTER.COM, INC ....................................        1,400
      1,700 *REMEDY CORP ..........................................       28,156
        600 *RESEARCH FRONTIERS, INC ..............................       10,500
      9,200 *RESEARCH IN MOTION LTD ...............................      736,000
      3,313 *RETEK, INC ...........................................       80,754
      8,000 *RF MICRO DEVICES, INC ................................      219,500
      2,300 *ROBOTIC VISION SYSTEMS, INC ..........................        6,325
      1,000 *ROGERS CORP ..........................................       41,062
      1,700 *RSA SECURITY, INC ....................................       89,887
        300 *RUDOLPH TECHNOLOGIES, INC ............................        9,056
        600 *RURAL CELLULAR CORP (CLASS A) ........................       17,775
      1,564 *S1 CORP ..............................................        8,211
        300 *SABA SOFTWARE, INC ...................................        4,725
        900 *SAFEGUARD SCIENTIFICS, INC ...........................        5,962
      1,500 *SAGA SYSTEMS, INC ....................................       17,156
        700 *SAGENT TECHNOLOGY, INC ...............................          962
      1,200 *SANCHEZ COMPUTER ASSOCIATES, INC .....................        9,900
      3,400 *SANDISK CORP .........................................       94,350
     55,944 *SANMINA CORP .........................................    4,286,709
      5,200 *SAPIENT CORP .........................................       62,075
        500 *SATCON TECHNOLOGY CO .................................        4,937
        700 *SAVVIS COMMUNICATIONS CORP ...........................          612
      1,700 *SAWTEK, INC ..........................................       78,518
        300 *SBS TECHNOLOGIES, INC ................................        8,981
      8,200 *SCI SYSTEMS, INC .....................................      216,275
      2,100 *SCIENT CORP ..........................................        6,825
     11,100  SCIENTIFIC-ATLANTA, INC ..............................      361,443
        900 *SCM MICROSYSTEMS, INC ................................       29,700
     11,100 *SDL, INC .............................................    1,644,881
      1,100 *SEACHANGE INTERNATIONAL, INC .........................       22,343
      1,600 *SECURE COMPUTING CORP ................................       15,800
        200 *SEEBEYOND TECHNOLOGY CORP ............................        2,050
        300 *SELECTICA, INC .......................................        7,256
        800 *SEMITOOL, INC ........................................        7,750
      4,500 *SEMTECH CORP .........................................       99,281
      1,300 *SENSORMATIC ELECTRONICS CORP .........................       26,081
        200 *SEQUOIA SOFTWARE CORP ................................          381
      1,050 *SERENA SOFTWARE, INC .................................       35,946
     69,600 *SIEBEL SYSTEMS, INC ..................................    4,706,700
      2,100 *SILICON IMAGE, INC ...................................       11,418
        200 *SILICON LABORATORIES, INC ............................        2,875
      5,700 *SILICON STORAGE TECHNOLOGY, INC ......................       67,331
        200 *SILICON VALLEY GROUP, INC ............................        5,750
        300 *SILICONIX, INC .......................................        6,750
        800 *SILVERSTREAM SOFTWARE, INC ...........................       16,500
      1,600 *SIPEX CORP ...........................................       38,300
      2,100 *SITEL CORP ...........................................        6,037
        400 *SMARTDISK CORP .......................................        1,550
        400 *SMARTSERV ONLINE, INC ................................        2,837
    156,362 *SOLECTRON CORP .......................................    5,300,671
      1,900 *SOMERA COMMUNICATIONS, INC ...........................       16,506
        400 *SONIC FOUNDRY, INC ...................................          525
      6,000 *SONICBLUE, INC .......................................       24,750
      1,600 *SONICWALL, INC .......................................       26,000
        900 *SONUS NETWORKS, INC ..................................       22,725
        600 *SPECTRALINK CORP .....................................        8,662
        200 *SPECTRA-PHYSICS LASERS, INC ..........................        5,050
        713 *SPEEDFAM-IPEC, INC ...................................        4,322
        400 *SPSS, INC ............................................        8,825
        200 *STANFORD MICRODEVICES, INC ...........................        7,200
      3,400 *STARBASE CORP ........................................        7,968
      2,400 *STARMEDIA NETWORK, INC ...............................        4,537
    440,340 *SUN MICROSYSTEMS, INC ................................   12,274,477
      2,604 *SUNGARD DATA SYSTEMS, INC ............................      122,713
        500 *SUPERTEX, INC ........................................        9,882
      1,400 *SVI HOLDINGS, INC ....................................        1,400
        400 *SWITCHBOARD, INC .....................................        1,187
     12,091 *SYCAMORE NETWORKS, INC ...............................      450,389
      1,100 *SYKES ENTERPRISES, INC ...............................        4,881
      5,000 *SYMANTEC CORP ........................................      166,875
     10,100  SYMBOL TECHNOLOGIES, INC .............................      363,600
      1,100 *SYMMETRICOM, INC .....................................       10,725
      2,330 *SYNOPSYS, INC ........................................      110,529
        200 *SYNTEL, INC ..........................................        1,150
      2,100 *SYSTEMS & COMPUTER
               TECHNOLOGY CORP ....................................       25,856
        600 *TAKE-TWO INTERACTIVE SOFTWARE, INC ...................        6,900
        600 *TANNING TECHNOLOGY, INC ..............................        2,212
      1,000 *TECH DATA CORP .......................................       27,046
      1,600  TECHNITROL, INC ......................................       65,800
      1,350 *TECHNOLOGY SOLUTIONS CO ..............................        2,868
      3,200 *TEKELEC ..............................................       96,000
      2,400 *TELAXIS COMMUNICATIONS CORP ..........................        4,350
      1,000 *TELCOM SEMICONDUCTOR, INC ............................       11,375
      1,380 *TELECORP PCS, INC (CLASS A) ..........................       30,877
        500 *TELESCAN, INC ........................................          531
     86,732 *TELLABS, INC .........................................    4,900,358
      3,000 *TELOCITY, INC ........................................        6,000
        400 *TENFOLD CORP .........................................          600
     12,100 *TERADYNE, INC ........................................      450,725
      3,200 *TERAYON COMMUNICATION
               SYSTEMS, INC .......................................       13,000
    240,679  TEXAS INSTRUMENTS, INC ...............................   11,402,167
        800 *THERMA-WAVE, INC .....................................       11,200
      1,500 *THREE-FIVE SYSTEMS, INC ..............................       27,000
      8,800 *TIBCO SOFTWARE, INC ..................................      421,850
      3,600 *TITAN CORP ...........................................       58,500

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  53

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

TECHNOLOGY--(CONTINUED)
      1,400 *TIVO, INC ............................................ $      7,525
        900 *TOLLGRADE COMMUNICATIONS, INC ........................       32,850
      2,500  TOTAL SYSTEM SERVICES, INC ...........................       55,937
      1,400 *TRANSACTION SYSTEMS ARCHITECTS,
               INC (CLASS A) ......................................       16,187
      5,700 *TRANSWITCH CORP ......................................      223,012
      1,100 *TRICORD SYSTEMS, INC .................................        9,143
      1,600 *TRIMBLE NAVIGATION LTD ...............................       38,400
      4,500 *TRIQUINT SEMICONDUCTOR, INC ..........................      196,593
      1,300 *TRIZETTO GROUP, INC ..................................       21,693
        600 *TUMBLEWEED COMMUNICATIONS CORP .......................       10,265
        500 *TURNSTONE SYSTEMS, INC ...............................        3,718
      1,100 *TUT SYSTEMS, INC .....................................        9,075
        300 *ULTICOM, INC .........................................       10,218
        500 *ULTIMATE ELECTRONICS, INC ............................       10,968
        800 *ULTRATECH STEPPER, INC ...............................       20,700
        400 *UNIGRAPHICS SOLUTIONS, INC ...........................        6,525
     10,700 *UNISYS CORP ..........................................      156,487
        700 *UNIVERSAL ACCESS, INC ................................        5,600
        900 *UNIVERSAL DISPLAY CORP ...............................        6,468
        500 *UPROAR, INC ..........................................          484
         40 *US INTERACTIVE, INC ..................................           11
        800 *US WIRELESS CORP .....................................        3,500
      2,400 *USINTERNETWORKING, INC ...............................       12,000
        600 *VA LINUX SYSTEMS, INC ................................        4,875
      2,400 *VARIAN SEMICONDUCTOR EQUIPMENT
               ASSOCIATES, INC ....................................       57,000
        700 *VASCO DATA SECURITY
               INTERNATIONAL, INC .................................        3,762
      1,700 *VEECO INSTRUMENTS, INC ...............................       68,212
     30,890 *VERISIGN, INC ........................................    2,291,651
     85,293 *VERITAS SOFTWARE CORP ................................    7,463,137
      1,900 *VERITY, INC ..........................................       45,718
        300 *VERSATA, INC .........................................        2,681
      1,700 *VERTEL CORP ..........................................        3,984
      1,100 *VERTEX INTERACTIVE, INC ..............................        6,875
      6,400 *VERTICALNET, INC .....................................       42,600
        300 *VIADOR, INC ..........................................          393
      1,300 *VIALINK CO ...........................................        3,656
      2,400 *VIANT CORP ...........................................        9,525
      3,000 *VIASYSTEMS GROUP, INC ................................       24,937
        300 *VICINITY CORP ........................................          890
      1,300 *VICOR CORP ...........................................       39,487
      1,400 *VIEWPOINT CORP .......................................        7,612
     13,700 *VIGNETTE CORP ........................................      246,600
      1,000 *VISHAY INTERTECHNOLOGY, INC ..........................       15,125
      1,600 *VISUAL NETWORKS, INC .................................        5,200
     12,400 *VITESSE SEMICONDUCTOR CORP ...........................      685,875
      4,800 *VITRIA TECHNOLOGY, INC ...............................       37,200
        400 *VYYO, INC ............................................        2,450
      2,430 *WALT DISNEY INTERNET GROUP ...........................       10,479
      1,000 *WATCHGUARD TECHNOLOGIES, INC .........................       31,625
      3,100 *WAVE SYSTEMS CORP (CLASS A) ..........................       13,950
        974 *WEBMETHODS, INC ......................................       86,625
        200 *WEBSENSE, INC ........................................        2,900
      1,000 *WEBTRENDS CORP .......................................       28,937
      7,500 *WEBVAN GROUP, INC ....................................        3,515
      1,000 *WESCO INTERNATIONAL, INC .............................        7,250
      2,100 *WESTELL TECHNOLOGIES, INC (CLASS A) ..................        6,431
      3,500 *WESTERN DIGITAL CORP .................................        8,531
      1,500 *WHITE ELECTRONIC DESIGNS CORP ........................        9,703
      4,170 *WIND RIVER SYSTEMS, INC ..............................      142,301
      1,000 *WIRELESS FACILITIES, INC .............................       36,250
     64,600 *XILINX, INC ..........................................    2,979,675
      1,800 *XIRCOM, INC ..........................................       27,900
      1,600 *XYBERNAUT CORP .......................................        2,700
     31,080 *YAHOO, INC ...........................................      934,342
      1,700 *ZEBRA TECHNOLOGIES CORP (CLASS A) ....................       69,354
      1,100 *ZIXIT CORP ...........................................        9,625
      1,200 *ZORAN CORP ...........................................       18,600
        300 *Z-TEL TECHNOLOGIES, INC ..............................        1,556
      1,000 *ZYGO CORP ............................................       28,281
                                                                    ------------
             TOTAL TECHNOLOGY .....................................  362,312,698
                                                                    ------------
TRANSPORTATION--0.10%
      2,700 *AIRTRAN HOLDINGS, INC ................................       19,575
      1,100 *ATLANTIC COAST AIRLINES
               HOLDINGS, INC ......................................       44,962
        850 *ATLAS AIR, INC .......................................       27,731
      4,400  C.H. ROBINSON WORLDWIDE, INC .........................      138,325
      1,100 *EGL, INC .............................................       26,331
      2,900  EXPEDITORS INTERNATIONAL OF
               WASHINGTON, INC ....................................      155,693
        900 *FORWARD AIR CORP .....................................       33,581
      1,200 *FRONTIER AIRLINES, INC ...............................       37,125
        300 *HEARTLAND EXPRESS, INC ...............................        6,843
      1,400 *KANSAS CITY SOUTHERN
               INDUSTRIES, INC ....................................       14,175
        500 *KNIGHT TRANSPORTATION, INC ...........................        9,625
        500 *LANDSTAR SYSTEM, INC .................................       27,718
      1,600 *MESA AIR GROUP, INC ..................................       11,200
        400 *MESABA HOLDINGS, INC .................................        5,025
        900 *NORTHWEST AIRLINES CORP (CLASS A) ....................       27,112
        800  SABRE HOLDINGS CORP ..................................       34,500
      3,000  SKYWEST, INC .........................................       86,250
        850 *SWIFT TRANSPORTATION CO, INC .........................       16,840
      1,500 *U.S. AIRWAYS GROUP, INC ..............................       60,843
        500  UNITED PARCEL SERVICE, INC (CLASS B) .................       29,406
                                                                    ------------
             TOTAL TRANSPORTATION .................................      812,860
                                                                    ------------
UTILITIES--3.27%
      2,100 *ACTV, INC ............................................        8,925
      2,300 *ADELPHIA BUSINESS SOLUTIONS, INC .....................        9,775
      1,800 *ADVANCED RADIO TELECOM CORP ..........................        1,856
     21,300 *AES CORP .............................................    1,179,487
        800 *ALAMOSA PCS HOLDINGS, INC ............................        6,400
      7,450 *ALLEGIANCE TELECOM, INC ..............................      165,878
      2,200  ALLTEL CORP ..........................................      137,362

54   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - GROWTH EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

UTILITIES--(CONTINUED)
     71,400  *AMERICAN TOWER CORP (CLASS A) ....................... $  2,704,275
        400  *ARGUSS COMMUNICATIONS, INC ..........................        3,650
     11,800  *AT&T WIRELESS GROUP .................................      204,287
        700   BLACK HILLS CORP ....................................       31,325
      3,300  *CABLEVISION SYSTEMS CORP (CLASS A) ..................      280,293
     56,700  *CALPINE CORP ........................................    2,555,043
         42  *COMCAST CORP (CLASS A) SPECIAL ......................        1,753
        500  *COMMONWEALTH TELEPHONE
               ENTERPRISES, INC ...................................       17,500
      4,300  *COX COMMUNICATIONS, INC (CLASS A) ...................      200,218
      1,000   CT COMMUNICATIONS, INC ..............................       14,062
        800  *DIGITAL LIGHTWAVE, INC ..............................       25,350
      1,600  *DITECH COMMUNICATIONS CORP ..........................       25,700
      1,700  *DSL.NET, INC ........................................          903
     12,900   DYNEGY, INC (CLASS A) ...............................      723,206
      2,600  *E.SPIRE COMMUNICATIONS, INC .........................        1,300
      2,705  *EARTHLINK, INC ......................................       13,609
      2,100  *EFFICIENT NETWORKS, INC .............................       29,925
        700  *ELECTRIC LIGHTWAVE, INC (CLASS A) ...................        2,318
     46,600   ENRON CORP ..........................................    3,873,625
        800  *GLENAYRE TECHNOLOGIES, INC ..........................        2,825
     15,300   GLOBAL TELESYSTEMS, INC .............................       12,431
     12,100 b*ICG COMMUNICATIONS, INC .............................        1,573
      1,600  *IDT CORP ............................................       32,600
      1,100  *INSIGHT COMMUNICATIONS CO, INC ......................       25,850
      2,800  *INTERMEDIA COMMUNICATIONS, INC ......................       20,125
      1,700   INTER-TEL, INC ......................................       13,068
      3,300  *ITC DELTACOM, INC ...................................       17,789
        600  *L-3 COMMUNICATIONS HOLDINGS, INC ....................       46,200
        600  *LATITUDE COMMUNICATIONS, INC ........................        2,325
      1,950  *LEAP WIRELESS INTERNATIONAL, INC ....................       48,750
     13,200  *LEVEL 3 COMMUNICATIONS, INC .........................      433,125
     27,691  *MCLEODUSA, INC (CLASS A) ............................      391,135
        300  *MEDIACOM COMMUNICATIONS CORP ........................        5,156
     20,640  *METROMEDIA FIBER NETWORK, INC
                (CLASS A) .........................................      208,980
        300  *NEON COMMUNICATIONS, INC ............................        1,950
      1,000  *NET2000 COMMUNICATIONS, INC .........................        1,718
        700  *NETWORK PLUS CORP ...................................        1,750
     79,900  *NEXTEL COMMUNICATIONS, INC
                (CLASS A) .........................................    1,977,525
      2,800  *NORTHPOINT COMMUNICATIONS
                GROUP, INC ........................................          962
        600  *NRG ENERGY, INC .....................................       16,687
        100   OTTER TAIL POWER CO .................................        2,775
      2,800  *PRICE COMMUNICATIONS CORP ...........................       47,075
      2,200  *PRIMUS TELECOMMUNICATIONS
                GROUP, INC ........................................        5,087
      9,662  *PSINET, INC .........................................        6,944
     31,752  *QWEST COMMUNICATIONS
                INTERNATIONAL , INC ...............................    1,301,832
      2,600  *RHYTHMS NETCONNECTIONS, INC .........................        2,925
      1,800  *SBA COMMUNICATIONS CORP .............................       73,912

   SHARES/PRINCIPAL                                                      VALUE
  ------------------                                                    -------

     34,325  SBC COMMUNICATIONS, INC .............................. $  1,639,018
    122,300  *SPRINT CORP (PCS GROUP) .............................    2,499,869
      4,100  *TALK.COM, INC .......................................        5,893
      1,500  *TELIGENT, INC (CLASS A) .............................        2,906
      3,800  *TIME WARNER TELECOM, INC (CLASS A) ..................      241,062
      2,500  *TRITON PCS HOLDINGS, INC (CLASS A) ..................       84,843
      6,968  *TYCOM LTD ...........................................      155,909
        500  *U.S. CELLULAR CORP ..................................       30,125
        800  *VIA NET.WORKS, INC ..................................        3,050
      1,100  *VIASAT, INC .........................................       14,437
        644  *VIATEL, INC .........................................        2,394
      2,200  *VIRATA CORP .........................................       23,925
     15,512  *VOICESTREAM WIRELESS CORP ...........................    1,560,895
      2,200  *WEBLINK WIRELESS, INC ...............................        7,562
        600  *WEST CORP ...........................................       16,875
      4,000  *WESTERN WIRELESS CORP (CLASS A) .....................      156,750
      2,100  *WILLIAMS COMMUNICATIONS
                GROUP, INC ........................................       24,675
      6,450  *WINSTAR COMMUNICATIONS, INC .........................       75,384
    138,914  *WORLDCOM, INC .......................................    1,953,478
        900  *WORLDGATE COMMUNICATIONS, INC .......................        3,431
     14,458  *XO COMMUNICATIONS, INC (CLASS A) ....................      257,533
                                                                    ------------
              TOTAL UTILITIES .....................................   25,681,113
                                                                    ------------

TOTAL COMMON STOCK
(COST $853,601,756) ...............................................  776,502,773
                                                                    ------------
SHORT TERM INVESTMENT--1.10%
U.S. GOVERNMENT AND AGENCY--1.10%
$ 8,678,000   FEDERAL HOME LOAN BANK  (FHLB)
                5.15%,1/2/01 ......................................    8,676,759
                                                                    ------------
TOTAL SHORT TERM INVESTMENT
(COST $8,676,759) .................................................    8,676,759
                                                                    ------------
TOTAL PORTFOLIO--99.99%
Cost $862,811,281) ................................................  785,708,723
OTHER ASSETS & LIABILITIES--NET 0.01% .............................       51,858
                                                                    ------------
NET ASSETS--100.00% ............................................... $785,760,581
                                                                    ============
---------------
*    NON-INCOME PRODUCING
b    IN BANKRUPTCY
d ALL OR A PORTION OF THESE SECURITIES HAVE BEEN SEGREGATED BY THE CUSTODIAN TO COVER MARGIN OR OTHER REQUIREMENTS ON OPEN FUTURES CONTRACTS.

AT DECEMBER 31, 2000, THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $870,110,388. NET UNREALIZED DEPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $84,401,665, OF WHICH $96,566,143 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $180,967,808 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  55

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                               SUMMARY BY COUNTRY

                                                         VALUE             %
--------------------------------------------------------------------------------
FOREIGN:

AUSTRALIA .......................................   $    4,236,263        1.54%
AUSTRIA .........................................          336,306        0.12
BELGIUM .........................................        2,295,644        0.83
DENMARK .........................................        1,374,500        0.50
FINLAND .........................................        9,258,531        3.36
FRANCE ..........................................       25,707,997        9.33
GERMANY .........................................       21,162,091        7.68
HONG KONG .......................................        4,219,038        1.53
IRELAND .........................................        1,025,212        0.37
ITALY ...........................................       10,244,533        3.72
JAPAN ...........................................       51,763,663       18.79
NETHERLANDS .....................................       31,917,470       11.59
NEW ZEALAND .....................................          168,568        0.06
NORWAY ..........................................          581,567        0.21
PORTUGAL ........................................          817,451        0.30
SINGAPORE .......................................        2,667,233        0.97
SPAIN ...........................................        4,600,225        1.67
SWEDEN ..........................................        4,747,311        1.72
SWITZERLAND .....................................       11,265,400        4.09
UNITED KINGDOM ..................................       82,743,002       30.03
                                                    --------------      ------
TOTAL FOREIGN ...................................      271,132,005       98.41
SHORT TERM INVESTMENT ...........................        4,377,374        1.59
                                                    --------------      ------
TOTAL PORTFOLIO .................................     $275,509,379      100.00%
                                                    ==============      ======


PRINCIPAL/SHARES                                                      VALUE
----------------                                                     -------
CORPORATE BONDS--0.01%
AEROSPACE AND DEFENSE--0.00%
              BAE SYSTEMS PLC
      2,627 (1)  7.450%, 11/30/03 ..............................   $    3,531
                                                                   ----------
              TOTAL AEROSPACE AND DEFENSE ......................        3,531
                                                                   ----------
ENERGY--0.01%
              BG TRANSCO HOLDINGS
      5,000 (1)  0.900%, 12/14/09 ..............................        7,492
      5,000 (1)  4.187%, 12/14/22 ..............................        8,092
      5,000 (1)  7.000%, 12/16/24 ..............................        8,034
                                                                   ----------
                    TOTAL ENERGY ...............................       23,618
                                                                   ----------

TOTAL CORPORATE BONDS
(COST $38,383) .................................................       27,149
                                                                   ----------
(1) DENOMINATED IN BRITISH POUNDS

PREFERRED STOCK--0.65%
BASIC INDUSTRIES--0.51%
      1,067      DYCKERHOFF ZEMENTWERKE AG. ....................       18,983
     20,950      HENKEL KGAA ...................................    1,363,051
                                                                   ----------
                 TOTAL BASIC INDUSTRIES ........................    1,382,034
                                                                   ----------

   SHARES                                                             VALUE
  --------                                                           -------

CONSUMER CYCLICAL--0.08%
         45      HUGO BOSS AG. .................................   $   12,040
     22,249      NEWS CORP LTD (LTD-VOTE) ......................      158,241
      1,034    * PROSIEBEN SAT.1 MEDIA AG. .....................       30,773
                                                                   ----------
                 TOTAL CONSUMER CYCLICAL .......................      201,054
                                                                   ----------
TECHNOLOGY--0.06%
      1,200      SAP AG. .......................................      169,893
                                                                   ----------
                 TOTAL TECHNOLOGY ..............................      169,893
                                                                   ----------
TOTAL PREFERRED STOCK
(COST $1,584,327) ..............................................    1,752,981
                                                                   ----------
COMMON STOCK--99.60%
AEROSPACE and DEFENSE--1.23%
     50,755      BAE SYSTEMS PLC ...............................      289,623
    125,923    * EUROPEAN AERONAUTIC DEFENSE
                   AND SPACE ...................................    2,797,143
      5,245      SMITH GROUP PLC ...............................       63,306
      2,388      THALES.EX THOMSON CFS .........................      114,452
        192    * ZODIAC S.A. ...................................       52,996
                                                                   ----------
                 TOTAL AEROSPACE AND DEFENSE ...................    3,317,520
                                                                   ----------

BASIC INDUSTRIES--5.05%
        700      ACERINOX S.A. .................................       21,358
        850      ACS ACTIVIDADES DE CONSTRUCCION
                   Y SERVICIOS S.A. ............................       20,030
      5,137      AKZO NOBEL NV .................................      275,867
      7,336      AMCOR LTD .....................................       21,379
      3,873    * AMEC PLC ......................................       19,988
     21,447      ASAHI GLASS CO LTD ............................      177,098
     24,000      ASAHI KASEI CORP ..............................      138,284
        688      ASKO OYJ SERIES A .............................       12,111
      2,081      ASSIDOMAN AB ..................................       41,904
      1,759      ASTRUIANA DE ZINC S.A. MINES ..................       15,358
      3,205      BARRATT DEVELOPMENTS PLC ......................       14,219
     11,494      BASF AG. ......................................      522,829
        111      BAU HOLDING STRABAG AG. .......................        3,079
     90,032      BAYER AG. .....................................    4,722,484
      3,419      BERKELEY GROUP PLC ............................       38,560
     30,128      BHP LTD .......................................      317,333
        390      BILFINGER & BERGER BAU AG. ....................        4,756
     12,222      BLUE CIRCLE INDUSTRIES PLC ....................       80,514
      9,335      BOC GROUP PLC .................................      141,816
        191      BOHLER-UDDEHOLM AG. (BR) ......................        6,186
     13,315      BORAL LTD .....................................       15,314
      1,909      BUDERUS AG. ...................................       39,967
      1,769      BUHRMANN NV ...................................       47,416
     29,890      CARTER HOLT HARVEY LTD ........................       21,691
      5,465      CEMENTIR S.P.A. ...............................        7,773
      2,590      CIMPOR CIMENTOS DE PORTUGAL ...................       64,680
        498      CIN-CORPARACAO INDUSTRIAL DO
                   NORTE S.A ...................................        1,514
     50,874      CORUS GROUP PLC ...............................       53,576
      6,919      CRH PLC (IRELAND) .............................      128,748
     21,431      CSR LTD .......................................       55,717
     14,092      DAICEL CHEMICAL INDUSTRIES LTD ................       42,819

56   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                                VALUE
  --------                                                              -------

BASIC INDUSTRIES--(CONTINUED)
     17,000      DAINIPPON INK & CHEMICAL, INC .................    $  50,613
      3,000      DAITO TRUST CONSTRUCTION CO LTD ...............       53,853
     12,000      DAIWA HOUSE INDUSTRY CO LTD ...................       74,606
     13,754    * DELTA GOLD LTD ................................        8,788
     11,890      DENKI KAGKU KOGYO .............................       40,917
      5,129      DRAGADOS Y CONSTRUCCIONES S.A. ................       55,858
        625      ELKEM AS ......................................        9,993
      6,000    * FLETCHER CHALLENGE LTD
                   (BUILDING DIVISION) .........................        5,203
     15,000    * FLETCHER CHALLENGE LTD
                   (FORESTS DIVISION) ..........................        1,858
      2,407      FOMENTO CONSTRUCCIONES Y
                   CONTRATAS S.A ...............................       45,648
         35      FORBO HOLDINGS AG. (REGD) .....................       15,766
        101      GLAVERBEL S.A. ................................        7,562
      1,267      GRUPO EMPRESARIAL ENCE S.A. ...................       20,697
     13,223      HANSON PLC ....................................       90,664
      4,000    * HASEKO CORP ...................................        1,260
      1,311      HEIDELBERGER ZEMENT AG.
                   (GERMANY) ...................................       59,695
      1,656      HOCHTIEF AG. ..................................       32,493
        153      HOLDERBANK FINANCIERE GLARUS AG.
                   (REGD) SERIES B .............................      184,110
      5,287      ILUKA RESOURCES LTD ...........................       12,156
        252      IMERYS S.A. ...................................       28,627
     12,414      IMPERIAL CHEMICAL INDUSTRIES PLC ..............      102,363
     19,287      IMPREGILO S.P.A. ..............................       10,502
        649      INAX CORP .....................................        3,279
        648      INVESTIMENTOS PARTICIPACOES
                   E GESTAO ....................................        3,437
      1,000    * ISHIHARA SANGYO KAISHA LTD ....................        1,786
      3,104      ITALCEMENTI S.P.A. ............................       25,965
        972      ITALCEMENTI S.P.A. (S/S) ......................        3,878
     10,636      JAMES HARDIE INDUSTRIES LTD ...................       21,275
      4,000    * JAPAN STEEL WORKS LTD .........................        3,222
     19,144      JEFFERSON SMURFIT GROUP PLC ...................       37,743
      5,000      JGC CONSTRUCTION CORP .........................       34,106
      4,193      JOHNSON MATTHEY PLC ...........................       66,079
      9,000      KAJIMA CORP ...................................       24,982
      4,468      KANEKA CORP ...................................       42,293
     46,000      KAWASAKI STEEL CORP ...........................       47,530
      1,791      KEMIRA OYJ ....................................        9,079
      8,433      KINDEN CORP ...................................       48,368
      9,000      KUREHA CHEMICAL INDUSTRY CO LTD ...............       21,593
      1,992      LAFARGE S.A. (BR) .............................      167,007
      1,736      L'AIR LIQUIDE .................................      258,981
      5,258      LEIGHTON HOLDINGS LTD .........................       18,435
      1,352      LINDE AG. .....................................       65,623
         80      LONZA AG. (REGD) ..............................       46,504
        681      MAEDA ROAD CONSTRUCTION CO LTD ................        2,772
        209      MAYR-MELNHOF KARTON AG. .......................        9,214
     29,072      MIM HOLDINGS LTD ..............................       18,738
     43,263      MITSUBISHI CHEMICAL CORP ......................      114,029
     16,000      MITSUBISHI GAS CHEMICAL CO, INC ...............       48,336
     21,000      MITSUBISHI MATERIALS CORP .....................       50,201
     12,000      MITSUBISHI PAPER MILLS LTD ....................       25,113
      8,688      MITSUI MINING & SMELTING CO LTD ...............       66,948
      3,503      NEWCREST MINING LTD ...........................        8,511
     28,000      NIPPON LIGHT METAL CO LTD .....................       21,331
      7,158      NIPPON OIL & FATS CO LTD ......................       14,667
     17,802      NIPPON PAPER INDUSTRIES CO ....................      106,157
     50,000      NIPPON SHEET GLASS CO LTD .....................      610,335
      1,000      NIPPON SHOKUBAI CO LTD ........................        3,835
    120,000      NIPPON STEEL CORP .............................      198,599
      6,000      NISHIMATSU CONSTRUCTION CO LTD ................       20,490
      9,000      NORMANDY MINING LTD ...........................        4,850
        564      NORSKE SKOGINDUSTRIER ASA SERIES A ............       23,727
      7,034      NOVAR PLC .....................................       21,119
      1,378    * NOVOZYMES A/S (CLASS B) .......................       27,560
     12,000      OBAYASHI CORP .................................       51,698
     16,000      OJI PAPER CO LTD ..............................       82,662
      8,000      OKUMURA CORP ..................................       26,970
      8,015    * ONESTEEL LTD ..................................        4,230
      2,428      ORICA LTD .....................................        7,770
      1,786      OUTOKUMPU OYJ SERIES A ........................       13,498
      9,676      PAPERLINX LTD .................................       17,790
      1,937      PECHINEY S.A. .................................       88,545
     21,197    * PILKINGTON PLC ................................       35,147
      1,645      PORTUCEL INDUSTRIA EMPRESA ....................       11,196
      1,932      RAUTARUUKKI OYJ SERIES K ......................        6,928
     11,080      REXAM PLC .....................................       37,240
        346      RHI AG. .......................................        6,821
      5,220      RIO TINTO LTD .................................       85,381
     19,073      RIO TINTO LTD PLC (REGD) ......................      335,626
      3,935      RMC GROUP PLC .................................       34,622
        546      SAPA AB .......................................        7,985
      3,926      SCA AB SERIES B ...............................       83,425
     14,750      SEKISUI CHEMICAL CO LTD .......................       41,976
     13,635      SEKISUI HOUSE LTD .............................      124,769
      7,000      SHIMIZU CORP ..................................       20,718
      7,597      SHIN-ETSU CHEMICAL CO LTD .....................      292,705
     13,000    * SHOWA DENKO K.K. ..............................       17,758
      1,934      SKANSKA AB SERIES B FREE ......................       79,938
      8,723      SNIA S.P.A. ...................................       18,836
        477    * SOCIEDADE DE CONSTRUCOES
                   SOARES DA COS ...............................        1,119
      1,515      SOLVAY S.A. ...................................       84,487
      4,226      SONS OF GWALIA LTD ............................       14,490
      1,672      COMPAGNIE DE SAINT-GOBAIN S.A. ................      262,619
     28,564      SUMITOMO CHEMICAL CO LTD ......................      141,820
      2,000      SUMITOMO FORESTRY CO LTD ......................       14,098
    103,000    * SUMITOMO METAL INDUSTRIES LTD .................       58,625
      8,964      SUMITOMO METAL MINING CO LTD ..................       46,939
      4,000      SUMITOMO OSAKA CEMENT CO LTD ..................       13,380
      1,107      SVENSKT STAL AB (SAAB) SERIES A ...............       10,559
      1,050      SVENSKT STAL AB SERIES B ......................        9,514
      1,813    * SYNGENTA AG. ..................................       97,334
     28,000      TAIHEIYO CEMENT CORP ..........................       48,056
     17,000      TAISEI CORP ...................................       34,089

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  57

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

 BASIC INDUSTRIES--(CONTINUED)
     10,077      TAYLOR WOODROW PLC ............................    $  26,869
      8,534      THYSSENKRUPP AG. ..............................      132,200
      4,000      TODA CONSTRUCTION CO ..........................       18,318
     12,000      TOSOH CORP ....................................       32,889
      3,000      TOSTEM CORP ...................................       37,276
      4,000      TOTO LTD ......................................       28,546
      5,185      TOYO SEIKAN KAISHA LTD ........................       84,449
      5,461    * TRANSURBAN GROUP ..............................       13,830
      3,084      TRELLEBORG AB SERIES B FREE ...................       22,225
     11,714      UBE INDUSTRIES LTD ............................       26,361
        471      UNION MINIERE GROUP S.A. ......................       17,687
      4,598      UPM-KYMMENE OYJ ...............................      157,779
      2,807      USINOR ........................................       37,052
      1,728      VINCI .........................................      106,262
      1,036      WIENERBERGER BAUSTOFF AG. .....................       18,606
      1,868      WIMPEY (GEORGE) LTD ...........................        4,185
     21,520      WMC LTD .......................................       91,558
     12,473      WOLSELEY PLC ..................................       85,707
                                                                   ----------
                 TOTAL BASIC INDUSTRIES ........................   13,648,459
                                                                   ----------

CONSUMER CYCLICAL--14.32%
      4,104      ACCOR S.A. ....................................      173,386
      5,973      AIRTOURS PLC ..................................       17,934
      2,323      AOYAMA TRADING CO LTD .........................       16,578
      5,669      ARISTOCRAT LEISURE LTD ........................       16,282
      1,000    * ASATSU, INC ...................................       24,080
        300      AUTOBACS SEVEN CO LTD .........................        6,265
      4,521      AUTOGRILL S.P.A. ..............................       55,603
     15,323    * BASS PLC ......................................      166,864
      5,035      BBA GROUP PLC .................................       27,828
        579      BEKAERT S.A. ..................................       27,098
     30,597      BENETTON GROUP S.P.A. .........................       63,771
     15,000    * BRIDGESTONE CORP ..............................      136,602
     32,060    * BRITISH SKY BROADCASTING
                  GROUP PLC ....................................      536,860
      5,104      BULGARI S.P.A. ................................       62,773
      2,102      CANAL PLUS S.A. ...............................        7,538
     10,784    * CARLTON COMMUNICATIONS PLC ....................       98,426
      3,000      CASIO COMPUTER CO LTD .........................       25,350
        124      CLUB MEDITERRANEE S.A. ........................       10,582
     18,035      COLES MYER LTD ................................       69,907
     19,500      COMFORT GROUP LTD .............................        6,241
      3,776      CONTINENTAL AG. ...............................       59,911
      1,351      CORTEFIEL S.A. ................................       22,450
      6,000      CYCLE & CARRIAGE LTD ..........................       11,487
      1,000      DAIMARU, INC ..................................        2,907
      2,241      DAIMLERCHRYSLER (U.S.A.) ......................       92,329
     15,883      DAIMLERCHRYSLER AG. ...........................      674,009
     15,363      DAVID JONES LTD ...............................       11,737
     13,000      DENSO CORP ....................................      281,174
        136      DIETEREN S.A. .................................       29,928
     28,696      DIXONS GROUP PLC (NEW) ........................       96,019
      1,036      DOUGLAS HOLDINGS AG. ..........................       37,933
    305,151      ELSEVIER UTIGEVERSMIJ NV ......................    4,486,436
      2,277    * EM.TV & MERCHANDISING AG. .....................       12,548
     13,825      EMI GROUP PLC .................................      113,584
     26,000      ESPRIT HOLDINGS LTD ...........................       22,166
      8,765      FIAT S.P.A. ...................................      216,093
      9,000      FIRST CAPITAL CORP LTD ........................        7,266
      2,000      FISHER & PAYKEL INDUSTRIES LTD ................        7,062
      9,368      FUJI PHOTO FILM CO LTD ........................      392,112
        130      FUJI TELEVISION NETWORK, INC ..................      906,132
     34,000      GIORDANO INTERNATIONAL LTD ....................       15,692
     13,166      GKN PLC .......................................      139,048
    214,692    * GRANADA COMPASS PLC ...........................    2,336,347
     18,771      GREAT UNIVERSAL STORES PLC ....................      147,350
     10,212    * GRUPPO EDITORALE LESPRESSO S.P.A. .............       88,396
     10,000      GUNZE LTD .....................................       34,588
      1,000      HANKYU DEPARTMENT STORES, INC .................        4,422
     14,846      HENNES & MAURITZ AB SERIES B ..................      229,718
     22,356      HILTON GROUP PLC ..............................       69,796
     16,719      HONDA MOTOR CO LTD ............................      623,670
     14,500      HONG KONG & SHANGHAI HOTELS LTD ...............        7,993
     27,467      INDEPENDENT NEWS & MEDIA PLC ..................       74,783
      4,000      ISETAN CO LTD .................................       42,206
      7,548      ITO-YOKADO CO LTD .............................      376,740
         18      JELMOLI HOLDINGS AG. (BR) .....................       26,658
      7,808      JURYS DOYLE HOTEL PLC .........................       66,267
      4,775      JUSCO CO LTD ..................................      103,695
        400      KADOKAWA SHOTEN PUBLISHING CO LTD .............       10,613
      5,000    * KANEBO LTD ....................................       12,390
      1,478      KARSTADT QUELLE AG. ...........................       45,791
      1,332      KESCO OYJ .....................................       13,443
     24,029      KINGFISHER PLC ................................      178,664
      2,000      KONAMI CO LTD .................................      150,088
         40      KUONI REISEN HOLDING (REGD)
                  (CLASS B) ....................................       17,278
      5,000      KURARAY CO LTD ................................       46,760
      2,764      LAGARDERE SCA .................................      160,369
      8,690      LVMH MOET HENNESSY
                  LOUIS VUITTON S.A. ...........................      575,180
      2,924      MAN AG. .......................................       74,120
     50,215    * MARKS & SPENCER PLC ...........................      139,520
      7,646      MARUI CO LTD ..................................      115,493
     36,069      MATSUSHITA ELECTRIC
                  INDUSTRIAL CO LTD ............................      862,248
     21,128      MEDIASET S.P.A. ...............................      252,115
      3,056      MICHELIN S.A. (CLASS B) .......................      110,604
      4,000      MITSUBISHI RAYON CO LTD .......................       12,014
      6,000    * MITSUKOSHI LTD ................................       24,483
      4,579      MONDADORI (ARNOLDO) EDITORE S.P.A. ............       42,559
     11,000      MYCAL CORP ....................................       23,599
        500      NAMCO LTD .....................................        9,194
     49,634      NEWS CORP LTD .................................      386,105
      6,000      NGK INSULATORS LTD ............................       79,492
      7,860      NINTENDO CO LTD ...............................    1,238,195
    370,312    * NISSAN MOTOR CO LTD ...........................    2,133,679
      9,000      NISSHINBO INDUSTRIES, INC .....................       40,980
        439      NITTO BOSEKI CO LTD ...........................          526

58   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

CONSUMER CYCLICAL--(CONTINUED)
      1,000      ONWARD KASHIYMA CO LTD ........................  $     8,318
      1,628      ORIENTAL LAND CO LTD ..........................      109,056
      4,000      OVERSEAS UNION ENTERPRISES LTD ................       15,685
     10,752    * P & O PRINCESS CRUISES PLC ....................       45,453
    120,900      PEARSON PLC ...................................    2,871,545
        942      PEUGEOT CITROEN S.A. ..........................      214,288
      2,201      PINAULT-PRINTEMPS-REDOUTE S.A. ................      472,999
      4,064      PIONEER CORP ..................................      108,539
    801,602      PIRELLI S.P.A. ................................    2,852,285
      2,028      PUBLICIS GROUPE S.A. ..........................       68,524
     23,105      RANK GROUP PLC ................................       60,399
     20,135      REED INTERNATIONAL PLC ........................      210,543
    250,810      REUTERS GROUP PLC .............................    4,244,895
      2,400      ROBINSON & CO LTD .............................        5,785
      1,000      SANRIO CO LTD .................................       17,513
     36,230      SANYO ELECTRIC CO LTD .........................      301,389
      1,081      SCHIBSTED ASA .................................       13,300
      1,900    * SEGA CORP .....................................       18,500
      3,000    * SEIYU LTD .....................................        7,959
     34,000      SHANGRI-LA ASIA LTD ...........................       36,833
     20,683      SHARP CORP ....................................      249,573
      1,000      SHIMACHU CO LTD ...............................       11,821
        659      SHIMAMAURA CO LTD .............................       36,181
      1,700    * SHIMANO, INC ..................................       33,419
      6,000      SINGAPORE PRESS HOLDINGS LTD ..................       88,579
      1,870      SKYLARK CO LTD ................................       52,399
        543      SODEXHO ALLIANCE S.A. .........................      100,582
      3,492      SOL MELIA S.A. ................................       36,095
     18,669      SONY CORP .....................................    1,291,468
     42,000      SOUTH CHINA MORNING POST LTD ..................       31,231
        724      STOCKMANN AB SERIES B .........................        7,069
      5,831      TABCORP HOLDINGS LTD ..........................       35,555
      9,000      TAKASHIMAYA CO LTD ............................       61,234
     17,000      TEIJIN LTD ....................................       87,828
      3,093    * TELEPIZZA S.A. ................................        7,317
      6,000      TELEVISION BROADCASTS LTD .....................       31,538
      4,700      THE WAREHOUSE GROUP LTD .......................       12,478
     35,000      TOEI CO LTD ...................................      123,205
        200      TOHO CO LTD ...................................       27,600
      8,422      TOKYO BROADCASTING SYSTEMS, INC ...............      249,268
      1,000      TOKYO STYLE CO LTD ............................        9,176
     28,000      TORAY INDUSTRIES, INC .........................      105,429
      5,000      TOYOBO CO LTD .................................        9,938
     64,223      TOYOTA MOTOR CORP .............................    2,052,669
      4,259      UNY CO LTD ....................................       45,499
      1,359      VALEO S.A. ....................................       60,681
        156      VALORA HOLDINGS AG. (REGD) ....................       33,356
     14,946      VIVENDI UNIVERSAL .............................      983,643
      6,826      VOLKSWAGEN AG. ................................      361,443
      7,609      VOLVO AB SERIES B FREE ........................      126,204
      3,000      WACOAL CORP ...................................       25,008
      5,039      WOLTERS KLUWER NV .............................      137,383
     22,690      WOOLWORTHS LTD ................................      106,156
      1,000      WORLD CO LTD ..................................       37,828
     15,609      WPP GROUP PLC .................................      203,321
                                                                  -----------
                 TOTAL CONSUMER CYCLICAL .......................   38,732,104
                                                                  -----------
CONSUMER NON-CYCLICAL--8.46%
        811      ADIDAS SALOMON AG. ............................       50,252
      2,124      AGFA GEVAERT NV ...............................       50,630
      9,825      AJINOMOTO CO LTD ..............................      127,759
      6,793      ALTADIS S.A. ..................................      105,230
      7,415    * ASAHI BREWERIES LTD ...........................       75,643
        364      AUSTRIA TABAKWERKE AG. ........................       20,179
      2,238      AZUCARERA EBRO AGRICOLAS S.A. .................       25,507
        241      BANG & OLUFSEN HOLDINGS AS (CLASS B) ..........        8,730
      1,604      BEIERSDORF AG. ................................      166,403
     16,822      BOOTS CO LTD ..................................      153,033
      4,881      BRITISH AMERICAN TOBACCO
                  AUSTRALIA LTD ................................       35,799
     38,397      BRITISH AMERICAN TOBACCO PLC ..................      292,379
     14,948    * BUNZL PLC .....................................       91,661
     37,636      CADBURY SCHWEPPES LTD .........................      260,301
      1,148    * CARLSBERG BREWERIES AS (CLASS A) ..............       63,537
     12,587      CARREFOUR SUPERMARCHE S.A. ....................      790,575
      1,567      CASINO GUICHARD-PERRACHON S.A. ................      158,004
     14,765      COCA COLA AMATIL LTD ..........................       38,411
        676      COLRUYT S.A. ..................................       29,829
      2,603      CORTICEIRA AMORIM S.A. ........................        2,614
      1,030      DANISCO AS ....................................       42,366
        893      DELHAIZE FRERES NV ............................       42,464
     60,923      DIAGEO PLC ....................................      682,550
      6,543      ELECTROLUX AB SERIES B ........................       84,946
        303      ESSILOR INTERNATIONAL S.A. ....................       98,853
     27,276      FOSTER'S BREWING GROUP LTD ....................       71,535
      5,000      FRASER & NEAVE LTD (ORD) ......................       19,319
      3,316    * FYFFES PLC ....................................        3,113
        150    * GIVAUDAN AG. (REGD) ...........................       39,663
     30,148      GOODMAN FIELDER LTD ...........................       21,107
      3,300      GREENCORE GROUP PLC ...........................        8,674
      2,591      GROUPE DANONE .................................      390,668
      5,589      HEINEKEN NV ...................................      338,183
      2,813      HOUSE FOODS CORP ..............................       36,702
     18,540    * INTERBREW S.A. ................................      646,119
    377,896    * J SAINSBURY PLC ...............................    2,241,067
         35      JAPAN TOBACCO, INC ............................      271,542
      1,653      JERONIMO MARTINS SGPS S.A. ....................       17,071
        638      KAMPS AG. .....................................        6,768
     12,727      KAO CORP ......................................      369,998
      2,000      KATOKICHI CO LTD ..............................       52,539
      2,959      KERRY GROUP (CLASS A) .........................       38,198
      1,000    * KIKKOMAN CORP .................................        7,408
     20,626    * KIRIN BREWERY CO LTD ..........................      184,767
     46,000      LI & FUNG LTD .................................       83,744
     11,959      LOREAL S.A. ...................................    1,025,086
      2,000      MEIJI MILK PRODUCTS CO LTD ....................        8,756
      5,000      MEIJI SEIKA KAISHA LTD ........................       28,590
     29,079      METRO AG. .....................................    1,359,577
        708      NESTLE S.A. (REGD) ............................    1,651,492
      7,000      NICHIREI CORP .................................       29,422

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  59

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

CONSUMER NON-CYCLICAL--(CONTINUED)
      4,000      NIPPON MEAT PACKERS, INC ......................  $    54,501
     14,000      NIPPON SUISAN KAISHA LTD ......................       21,821
      2,337      NISSHIN FLOUR MILLING CO LTD ..................       19,850
      3,500      NISSIN FOOD PRODUCTS CO LTD ...................       85,508
      3,462      ORKLA ASA .....................................       68,309
        154      OSTERREICHISCHE BRAU-BETEILIGUNGS .............        6,650
      1,069      OYJ HARTWALL ABP ..............................       20,574
     27,715      PARMALAT FINANZIARIA S.P.A. ...................       44,884
        461      PERNOD-RICARD S.A. ............................       31,811
      5,748      RAISIO GROUP PLC ..............................       10,577
      5,704      RINASCENTE S.P.A. .............................       33,684
    112,585      ROYAL AHOLD NV ................................    3,631,855
      3,000      SAPPORO BREWERIES LTD .........................        8,800
        216      SEB S.A. ......................................       11,751
      8,633      SHISEIDO & CO LTD .............................       96,384
      5,000      SNOW BRAND MILK PRODUCTS CO ...................       17,206
        489      SOCIETE BIC S.A. ..............................       19,231
      8,025      SONAE SGPS S.A. ...............................        9,041
     33,599    * SONAE SGPS S.A. (BABY SHS) ....................       36,906
      5,972      SWEDISH MATCH AB ..............................       23,291
      3,765      TAKARA SHUZO CO LTD ...........................       65,805
     10,325    * TATE & LYLE PLC ...............................       38,404
    127,025      TESCO PLC .....................................      517,542
        567      THE SWATCH GROUP AG. (REGD) ...................      148,004
        900      UNI CHARM CORP ................................       45,709
     49,702      UNILEVER LTD ..................................      425,422
     76,957      UNILEVER NV CERTIFICATE .......................    4,869,708
     13,000      WATERFORD WEDGWOOD PLC (UNITS) ................       15,256
      2,000      YAKULT HONSHA CO LTD ..........................       23,292
      2,000      YAMAZAKI BAKING CO LTD ........................       13,922
                                                                  -----------
                 TOTAL CONSUMER NON-CYCLICAL ...................   22,864,461
                                                                  -----------
ENERGY--5.79%
     61,699      BG GROUP PLC ..................................      241,474
    461,826      BP AMOCO PLC ..................................    3,725,326
     26,178      BP AMOCO PLC (SPONS ADR) ......................    1,253,271
     73,785      CENTRICA PLC ..................................      285,745
        242      COFLEXIP S.A. .................................       30,763
     17,000      COSMO OIL CO LTD ..............................       30,219
    143,386      ENTE NAZIONALE IDROCARBURI S.P.A. .............      915,399
      6,191      FLETCHER CHALLENGE LTD
                  (ENERGY DIVISION) ............................       23,423
      7,102      GAS NATURAL SDG S.A. ..........................      129,353
     93,286      HONG KONG & CHINA GAS CO LTD ..................      136,940
     67,147      IHC CALAND NV .................................    3,152,038
      6,184      ITALGAS S.P.A. ................................       61,832
      6,000    * JAPAN ENERGY CORP .............................        9,299
        795      KONINKLIJKE VOPAK NV ..........................       16,718
     61,699    * LATTICE GROUP PLC .............................      139,170
     24,430      LASMO PLC .....................................       72,987
     28,000      NIPPON MITSUBISHI OIL CO ......................      134,851
      4,799      NORSK HYDRO AS ................................      202,985
        475      OMV AKTIENGESELLS AG. .........................       36,791
     34,000      OSAKA GAS CO LTD ..............................      103,310
      1,582    * PETROLEUM GEO-SERVICES ASA ....................  $    20,809
     20,781      REPSOL YPF S.A. ...............................      332,063
     38,556      ROYAL DUTCH PETROLEUM CO ......................    2,362,294
     11,763      SANTOS LTD ....................................       39,347
      6,000      SHOWA SHELL SEKIYU K.K. .......................       25,166
      1,340      SMEDVIG AS SERIES A ...........................       12,764
        317      TECHNIP S.A. ..................................       46,011
      6,000      TEIKOKU OIL CO LTD ............................       25,008
     40,000      TOKYO GAS CO LTD ..............................      118,389
     12,430      TOTAL FINA ELF S.A. ...........................    1,848,507
        900      TOTAL FINA S.A. (STRIP VVPR) ..................            8
        900      TOTAL FINA ELF S.A. SERIES B ..................      133,419
                                                                  -----------
                 TOTAL ENERGY ..................................   15,665,679
                                                                  -----------
FINANCIAL SERVICES--20.28%
     10,430    * 3I GROUP PLC ..................................      192,884
     56,040      ABBEY NATIONAL PLC ............................    1,020,455
     26,767      ABN-AMRO HOLDINGS NV ..........................      608,651
      2,439      ACOM CO LTD ...................................      180,042
     24,236      AEGON NV ......................................    1,002,536
      4,433      ALLIANZ AG. (REGD) ............................    1,667,677
     15,619      ALLIED IRISH BANK PLC .........................      181,098
     18,518      AMP LTD .......................................      208,063
     13,430      AMVESCAP PLC ..................................      275,648
    125,000      ASAHI BANK LTD ................................      425,789
     13,000    * ASHIKAGA BANK LTD .............................       22,539
     22,807      ASSICURAZIONI GENERALI S.P.A. .................      905,739
      6,990      AXA ...........................................    1,010,631
      2,054      BA HOLDINGS AG. ...............................      113,003
      3,226      BANCA COMMERCIALE ITALIANA S.P.A. .............       22,109
     96,795      BANCA DI ROMA .................................      105,052
     14,046      BANCA INTESA RISP S.P.A. ......................       40,616
     85,151      BANCA INTESA S.P.A. ...........................      409,312
      3,226    * BANCA INTESA S.P.A. PUT WTS 11/15/02 ..........        2,907
      4,927      BANCA POPOLARE DI MILANO ......................       24,516
     33,153      BANCO COMERCIAL PORTUGUES S.A.
                   (REGD) ......................................      175,859
      3,133      BANCO ESPIRITO SANTO S.A. (REGD) ..............       52,651
     79,597      BANCO SANTANDER CENTRAL
                   HISPANO S.A. ................................      851,915
     29,038      BANK OF EAST ASIA LTD .........................       75,015
      8,000      BANK OF FUKUOKA LTD ...........................       34,185
    132,000      BANK OF TOKYO MITSUBISHI LTD ..................    1,314,225
     23,000      BANK OF YOKOHAMA LTD ..........................      104,527
     27,225      BARCLAYS PLC ..................................      842,655
      7,107      BAYERISCHE HYPO-UND
                   VEREINSBANK AG. .............................      399,008
     55,437      BCO BILBAO VIZCAYA ARGENTARIA S.A. ............      824,942
     23,896      BIPOP-CARIRE S.P.A. ...........................      155,921
      8,227      BNP PARIBAS GROUP .............................      722,184
     10,965      BPI-SGPS S.A. (REGD) ..........................       34,383
      8,963      BRITISH LAND CO PLC ...........................       63,597
        481    * BTG PLC .......................................       10,418
     12,645    * CANARY WHARF GROUP PLC ........................       92,084
     23,911    * CAPITALAND LTD ................................       41,367

60   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           --------

FINANCIAL SERVICES--(CONTINUED)
     39,166      CGNU PLC ......................................   $  633,036
     23,500      CHRISTIANIA BANK OG KREDITKASSE ...............      131,910
     15,000      CHUO MITSUI TRUST & BANKING CO LTD ............       46,234
     13,000      CITY DEVELOPMENTS LTD .........................       60,350
     22,565      COMMONWEALTH BANK OF AUSTRALIA ................      387,479
        966      CORPORACION MAPFRE S.A. .......................       18,410
     40,765      CREDIT LYONNAIS S.A. ..........................    1,423,722
      2,300      CREDIT SAISON CO LTD ..........................       49,242
      4,914      CREDIT SUISSE GROUP (REGD) ....................      933,979
     37,850      DAIWA BANK LTD ................................       61,978
     24,000      DAIWA SECURITIES GROUP, INC ...................      250,718
     23,786      DBS GROUP HOLDINGS LTD ........................      268,856
      9,660      DEN DANSKE BANK AF 1871 .......................      173,760
     11,343      DEUTSCHE BANK AG. (REGD) ......................      945,661
     12,198      DNB HOLDING ASA ...............................       65,703
     24,303      DRESDNER BANK AG. (REGD) ......................    1,056,418
      1,992      DROTT AB SERIES B .............................       27,445
        102      EURAFRANCE S.A. ...............................       74,120
      9,419      FORENINGSSPARBANKEN AB ........................      144,246
     12,916      FORTIS B ......................................      419,564
        462    * FORTIS B CVG 07/20/01 .........................        2,732
      4,158      FORTIS B NPV (STRIP VVPR) .....................           39
     25,650    * GANDEL RETAIL TRUST ...........................       16,076
     35,603      GENERAL PROPERTY TRUST ........................       54,738
        135      GENERALI HOLDING VIENNA AG. ...................       23,194
      2,823    * GREAT PORTLAND ESTATES PLC ....................       12,397
      6,000      GUNMA BANK LTD ................................       29,369
     39,577      HALIFAX GROUP PLC .............................      392,261
      2,728      HAMMERSON PLC .................................       18,806
     26,000      HANG LUNG DEVELOPMENT CO LTD ..................       23,166
     33,900      HANG SENG BANK LTD ............................      456,351
     22,751      HENDERSON LAND DEVELOPMENT
                   CO LTD ......................................      115,798
     22,000    * HOKURIKU BANK LTD .............................       45,849
     16,000      HOPEWELL HOLDINGS LTD .........................        6,205
      5,000      HOTEL PROPERTIES LTD ..........................        4,238
    166,524      HSBC HOLDINGS PLC
                   (UNITED KINGDOM) ............................    2,450,221
     27,000      HYSAN DEVELOPMENT CO LTD ......................       38,077
     17,455      ING GROEP NV ..................................    1,394,255
      5,093      IRISH LIFE AND PERMANENT PLC ..................       63,116
     19,000      JOYO BANK .....................................       60,394
      5,332      KBC BANCASSURANCE HOLDINGS NV .................      230,923
     10,372      LAND SECURITIES PLC ...........................      130,534
     91,327      LEGAL & GENERAL GROUP PLC .....................      251,702
      8,591      LEND LEASE CORP LTD ...........................       79,909
    400,438      LLOYDS TSB GROUP PLC ..........................    4,235,071
     11,147      MEDIOBANCA S.P.A. .............................      126,421
      1,055      METROVACESA S.A. ..............................       15,293
      5,699    * MIRVAC GROUP ..................................       11,295
     23,000      MITSUBISHI ESTATE CO LTD ......................      245,710
     22,672      MITSUBISHI TRUST & BANKING CORP ...............      156,044
     15,904      MITSUI FUDOSAN CO LTD .........................      158,065
     11,000      MITSUI TAISHO MARINE & FIRE CO LTD ............       63,091
        155      MIZUHO HOLDINGS, INC ..........................      960,949
      3,071      MUENCHENER RUECKVER AG. (REGD) ................    1,095,615
     27,207      NATIONAL AUSTRALIA BANK LTD ...................      435,534
     34,514    * NEW WORLD DEVELOPMENT CO LTD ..................       41,815
      1,400      NICHIEI CO LTD (KYOTO) ........................        7,441
      5,000      NIPPON SHINPAN CO LTD .........................        6,348
     33,200      NOMURA SECURITIES CO LTD ......................      597,427
     38,475      NORDEA AB .....................................      291,553
      1,301      NORDEA AB ADR .................................       10,260
     13,707      NORDIC BALTIC HOLDING AB ......................      106,898
      7,000    * ORIENT CORP ...................................        8,581
      1,400      ORIX CORP .....................................      140,490
     21,791      OVERSEAS CHINESE BANKING CORP LTD .............      162,109
      5,000      PARKWAY HOLDINGS LTD ..........................        9,227
        842      POHJOLA GROUP INSURANCE CO LTD
                   SERIES B ....................................       37,153
      2,300      PROMISE CO LTD ................................      163,135
      4,776      PROVIDENT FINANCIAL PLC .......................       70,559
     35,179      PRUDENTIAL PLC ................................      565,967
      7,308      QBE INSURANCE GROUP LTD .......................       40,159
     12,972      RAS S.P.A. ....................................      202,288
    409,856      ROYAL & SUN ALLIANCE INSURANCE
                   GROUP PLC ...................................    3,508,149
    175,465    * ROYAL BANK OF SCOTLAND PLC ....................    4,146,571
        261      SAI  S.P.A. (S/S) (NON-VOTE) CV ...............        2,325
      1,234      SAI S.P.A. ....................................       24,456
    226,359      SAKURA BANK LTD ...............................    1,367,673
      1,268      SAMPO-LEONIA INSURANCE SERIES A ...............       68,451
     25,318      SAN PAOLO-IMI S.P.A. ..........................      409,314
     49,000      SANWA BANK LTD ................................      343,687
      4,139      SCHRODERS PLC (NEW) ...........................       81,675
      7,000      SEVENTY-SEVEN (77) BANK LTD ...................       39,903
     12,000      SHIZUOKA BANK LTD .............................      109,177
        130      SIMCO S.A. (REGD) .............................        8,982
     68,130      SINO LAND CO LTD ..............................       35,593
     18,385      SKANDIA FORSAKRINGS AB ........................      299,092
     12,642      SKANDINAVISKA ENSKILDA BANKEN
                   SERIES A ....................................      139,342
      5,786      SLOUGH ESTATES PLC ............................       35,523
      7,827      SOCIETE GENERALE S.A. .........................      486,461
      6,776      STOCKLAND TRUST GROUP (UNITS) .................       14,691
      4,330      STOREBRAND ASA SERIES A .......................       30,688
    102,339      SUMITOMO BANK LTD .............................    1,051,174
     11,000      SUMITOMO MARINE & FIRE
                   INSURANCE CO ................................       70,989
     42,911      SUN HUNG KAI PROPERTIES LTD ...................      427,739
      7,738      SUNCORP-METWAY LTD ............................       46,336
     12,783      SVENSKA HANDELSBANKEN SERIES A ................      218,795
        263      SWISS REINSURANCE CO ..........................      630,519
      2,800      TAKEFUJI CORP .................................      176,533
     45,000      TOKAI BANK LTD ................................      195,053
     21,253      TOKIO MARINE & FIRE
                   INSURANCE CO LTD ............................      243,610
        831    * TOPDANMARK AS .................................       16,515
      7,629      UBS AG. (REGD) ................................    1,245,216

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  61

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

FINANCIAL SERVICES--(CONTINUED)
        306      UNIBAIL S.A. ..................................  $    48,752
     90,554      UNICREDITO ITALIANO S.P.A. ....................      473,541
     18,448      UNITED OVERSEAS BANK LTD ......................      138,304
      6,000      UNITED OVERSEAS LAND LTD ......................        5,363
      4,447      INMOBILIARIA URBIS SA .........................       19,873
      3,722      VALLEHERMOSO S.A. .............................       22,643
      3,870      WCM BETEILIGUNGS &
                   GRUNDBESITZ AG. .............................       58,133
     24,960      WESTFIELD TRUST (UNITS) .......................       47,098
     32,804    * WESTPAC BANKING CORP ..........................      240,492
     42,204      WHARF HOLDINGS LTD ............................      102,535
     15,000      WING TAI HOLDINGS LTD .........................       10,899
      1,559    * ZURICH FINANCIAL SERVICES AG. .................      939,922
                                                                   ----------
                 TOTAL FINANCIAL SERVICES ......................   54,833,669
                                                                   ----------
HEALTH CARE--6.56%
     10,140      ASTRAZENECA PLC ...............................      505,090
     21,824      ASTRAZENECA PLC (UNITED KINGDOM) ..............    1,100,272
     14,102      AVENTIS S.A. ..................................    1,237,904
      4,347    * CELLTECH GROUP PLC ............................       76,818
      3,684      CHUGAI PHARMACEUTICAL CO LTD ..................       61,292
        465      COCHLEAR LTD ..................................        9,425
      2,143      CSL LTD .......................................       46,510
      6,515      DAIICHI PHARMACEUTICAL CO LTD .................      193,967
      4,644      EISAI CO LTD ..................................      162,662
      1,960    * ELAN CORP PLC .................................       95,319
      4,844      F.H. FAULDING & CO LTD ........................       31,784
      1,636      FRESENIUS MEDICAL CARE AG. ....................      133,628
      4,508      GAMBRO AB (CLASS A) ...........................       32,727
      1,348      GAMBRO AB (CLASS B) ...........................        9,643
      1,272      GEHE AG. ......................................       48,664
    230,208    * GLAXOSMITHKLINE PLC ...........................    6,499,418
        323      INSTRUMENTARIUM OYJ SERIES B FREE .............        6,368
      9,331      KYOWA HAKKO KOGYO .............................       64,549
      3,512      MERCK & CO KGAA ...............................      154,969
      1,271      NOVARTIS AG. (REGD) ...........................    2,247,095
      1,378      NOVO NORDISK AS (CLASS B) .....................      247,002
     10,640      NYCOMED AMERSHAM PLC ..........................       88,609
        664    * QIAGEN N.V. ...................................       24,125
         14      ROCHE HOLDINGS AG. (BR) .......................      173,650
        145      ROCHE HOLDINGS AG. (GENUSSCHEINE) .............    1,477,292
      7,486      SANKYO CO LTD .................................      179,612
     12,843      SANOFI-SYNTHELABO S.A. ........................      856,090
      3,963      SCHERING AG. ..................................      225,099
      5,539      SHIONOGI & CO LTD .............................      113,011
     14,394      SMITH & NEPHEW PLC ............................       66,655
      4,329    * SSL INTERNATIONAL PLC .........................       32,333
        252    * SYNGENTA AG. ..................................       13,514
      5,623      TAISHO PHARMACEUTICAL CO LTD ..................      152,146
     14,919      TAKEDA CHEMICAL INDUSTRIES LTD ................      883,124
      4,000      TERUMO CORP ...................................       87,566
      2,484      UCB S.A. ......................................       92,071
      1,310      WILLIAM DEMANT AS .............................       60,145
      6,000      YAMANOUCHI PHARMACEUTICAL CO LTD ..............      259,545
                                                                  -----------
                 TOTAL HEALTH CARE .............................  $17,749,693
                                                                  -----------
OTHER--3.88%
        317      ADECCO S.A. (REGD) ............................      199,531
        427      AMER GROUP LTD PLC SERIES A ...................       11,224
      6,800      AUCKLAND INTERNATIONAL
                  AIRPORT LTD ..................................        9,448
      1,900      BENESSE CORP ..................................       70,543
     48,000      BRIERLEY INVESTMENTS LTD ......................        5,947
     20,665    * BAA PLC .......................................      190,772
     12,069      CAPITA GROUP PLC ..............................       90,143
      9,612    * CHUBB PLC .....................................       22,686
      1,279    * D. LOGISTICS AG. ..............................       56,436
      8,000      DAIWA KOSHO LEASE CO LTD ......................       21,646
        984      DCC PLC .......................................       10,531
      1,175    * DE LA RUE CO PLC ..............................        7,205
      6,104    * ELECTROCOMPONENTS PLC .........................       60,362
        458    * OSTASIATISKE KOMPAGNI .........................        9,909
        254      FLUGHAFEN WIEN AG. ............................        9,610
     43,708      FUGRO NV ......................................    2,821,165
        700      FUJI SOFT ABC, INC ............................       45,175
        225      GROUP 4 FALCK A/S .............................       30,000
        432      GROUPE BRUXELLES LAMBERT S.A. .................      102,612
      1,903      HAGEMEYER NV ..................................       42,432
      5,000      HAW PAR CORP LTD ..............................       10,438
    128,841      HAYS PLC ......................................      742,905
     82,977      HUTCHINSON WHAMPOA LTD ........................    1,034,565
        677    * ISS-INTERNATIONAL SERVICE
                   SYSTEM A/S ..................................       46,070
     29,054    * ITOCHU CORP ...................................      135,348
      1,000      IWATANI INTERNATIONAL CORP ....................        1,961
     16,000      KEPPEL CORP LTD ...............................       31,187
      9,612    * KIDDE PLC .....................................       10,338
     27,000    * MARUBENI CORP .................................       63,835
        300      MEITEC CORP ...................................        9,614
     27,318      MITSUBISHI CORP ...............................      201,417
     25,632      MITSUI & CO LTD ...............................      161,378
      1,463      OCE NV ........................................       23,350
      1,472      OM GRUPPEN AB .................................       36,349
      2,100      OYO CORP ......................................       22,250
     26,221      PACIFIC DUNLOP LTD ............................       21,854
      2,922      PREUSSAG AKTIEGESELLSCHAFT AG. ................      105,891
         40      PROSEGUR COMPANIA DE
                   SEGURIDAD S.A. ..............................          450
     44,294      RENTOKIL INITIAL PLC ..........................      152,844
      4,182      SECOM CO LTD ..................................      272,819
      6,408      SECURITAS AB SERIES B FREE ....................      118,848
      5,986      SOFTBANK CORP .................................      208,095
     10,300      SOUTHCORP LTD .................................       28,009
     20,000      SUMITOMO CORP .................................      143,958
        104      SURVEILLANCE S.A. SOCIETE DE ..................       32,088
     27,100      SWIRE PACIFIC LTD (CLASS A) ...................      195,435
        869      TIS INC. ......................................       43,221
      8,592      TNT POST GROUP NV .............................      207,794
      2,000    * TOKYO DOME CORP ...............................        7,355

62   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

OTHER--(CONTINUED)
        500      TRANS COSMOS ..................................  $    21,672
     29,000      UNITED INDUSTRIAL CORP ........................       14,215
    208,785      VEDIOR NV .....................................    2,518,821
      6,585      WESFARMERS LTD ................................       59,208
                                                                  -----------
                 TOTAL OTHER ...................................   10,500,959
                                                                  -----------
PRODUCER DURABLES--4.02%
      1,231      ABB LTD .......................................      126,419
      4,160      ABB LTD (SWITZERLAND) .........................      443,468
      1,787      ADVANTEST CORP ................................      167,434
      7,669      AMADA CO LTD ..................................       57,081
      2,000      AMANO CORP ....................................       15,218
      3,814      ATLAS COPCO AB SERIES B FREE ..................       79,832
      2,275      BALFOUR BEATTY PLC ............................        4,061
        228    * BARCO (NEW) NV ................................       17,103
        456    * BARCONET NV ...................................        3,720
        280      BEWCKISER WASSER TECHNIK AG. ..................        9,292
     19,279    * CHARTERED SEMICONDUCTOR
                   MANUFACTURING LTD (SINGAPORE) ...............       52,699
      3,000      DAIFUKU CO LTD ................................       17,548
      6,000      DAIKIN INDUSTRIES LTD .........................      115,587
      5,000      EBARA CORP ....................................       54,334
        227    * EFACEC CAPITAL SGPS S.A. ......................        1,489
      1,619      FAG KUGELFISCHER (GEORG)
                   SCHAEFER AG. ................................       11,095
      4,194      FANUC LTD .....................................      285,354
         99      FISCHER (GEORGE) LTD (REGD) ...................       28,102
     16,615      FKI PLC .......................................       54,602
        860      FLS INDUSTRIES AS (CLASS B) ...................       12,332
      1,000      FUJI MACHINE MANUFACTURING CO .................       26,795
     34,894      FUJITSU LTD ...................................      514,550
     59,033      HITACHI LTD ...................................      526,233
      6,000    * HITACHI ZOSEN CORP ............................        4,570
      9,519      IMI PLC .......................................       33,700
        416      INDUSTRIE-WERKE KARLSRUHE
                   AUGSBURG AG. ................................        5,069
     62,182    * INVENSYS PLC ..................................      145,368
     16,000    * ISHIKAWAJIMA-HARIMA HEAVY
                   INDUSTRIES CO LTD ...........................       34,185
     18,000    * KAWASAKI HEAVY INDUSTRIES LTD .................       19,229
     21,596      KOMATSU LTD ...................................       95,499
        908      KOMORI CORP ...................................       15,106
        273      KONE CORP SERIES B ............................       19,094
     78,029      KONINKLIJKE PHILIPS ELECTRONICS NV ............    2,858,500
      2,000      KOYO SEIKO CO LTD .............................       14,273
     27,000      KUBOTA CORP ...................................       82,277
        123    * KUDELSKI S.A. (BR) ............................      136,624
      2,000      KURITA WATER INDUSTRIES LTD ...................       26,182
      1,350    * KVAERNER INDUSTRIER AS SERIES A ...............        9,567
      2,696      MAKINO MILLING MACHINE CO LTD .................       14,117
        796      MAKITA CORP ...................................        5,576
      1,949      METSO OYJ .....................................       21,774
     38,211      MITSUBISHI ELECTRIC CORP ......................      235,222
     67,000      MITSUBISHI HEAVY INDUSTRIES LTD ...............      292,172
     15,000    * MITSUI ENGINEERING &
                   SHIP BUILDING CO LTD ........................       13,791
      2,000      MORI SEIKI CO LTD .............................       22,206
     29,267      NIPPON ELECTRIC CORP ..........................      535,623
         78      NKT HOLDINGS AS ...............................       18,170
     12,408      NSK LTD .......................................       75,947
     11,296      NTN TOYO BEARING CO LTD .......................       35,114
      4,000      OKUMA CORP ....................................       12,644
      4,572    * SANDVIK AB ....................................      109,993
        101      SANITEC OYJ ...................................          806
         33      SCHINDLER HOLDINGS LTD (REGD) .................       51,908
      3,223      SCHNEIDER ELECTRIC S.A. .......................      235,112
     25,000      SEMBCORP INDUSTRIES LTD .......................       24,509
        130    * SGL CARBON AG. ................................        6,932
        320      SIDEL S.A. ....................................       14,540
     10,640      SIEMENS AG. (REGD) ............................    1,391,014
     52,073      SINGAPORE TECHNOLOGIES
                   ENGINEERING LTD .............................       83,783
      1,100      SMC CORP ......................................      141,594
      4,049      SMITH (HOWARD) LTD ............................       18,898
         55      SULZER WINTERTHUR AG. (REGD) ..................       39,676
      7,180      SUMITOMO HEAVY INDUSTRIES LTD .................       11,191
     11,000      SURUGA SEIKI CO LTD ...........................      433,451
      2,205      SVENKA KULLAGERFABRIKEN AB
                   SERIES B ....................................       33,300
      2,141    * TANDBERG ASA ..................................       19,665
      3,299      TOKYO ELECTRON CO LTD .........................      181,416
      2,518      TOMRA SYSTEMS AS ..............................       48,826
     60,512      TOSHIBA CORP ..................................      404,827
      6,000      TSUBAKIMOTO CHAIN CO ..........................       18,073
        200      VA TECHNOLOGIE AG. (BR) .......................        6,006
      1,910      VESTAS WIND SYSTEMS A/S .......................      103,309
        930      WARTSILA OYJ SERIES B .........................       17,200
      5,000      YOKOGAWA ELECTRIC CORP ........................       42,250
      1,430      ZARDOYA OTIS S.A. .............................       12,552
                                                                  -----------
                 TOTAL PRODUCER DURABLES .......................   10,856,778
                                                                  -----------
TECHNOLOGY--17.30%
     94,534      ALCATEL .......................................    5,369,556
    114,444      ALPS ELECTRIC CO LTD ..........................    1,745,728
    363,683    * ARM HOLDINGS PLC ..............................    2,748,943
      7,494    * ASM LITHOGRAPHY HOLDINGS NV ...................      170,194
      7,000      ASM PACIFIC TECHNOLOGY LTD ....................        9,961
     15,078    * CANON, INC ....................................      528,128
      2,077      CAP GEMINI S.A. ...............................      335,007
      7,759      CITIZEN WATCH CO LTD ..........................       56,596
      3,156      CMG PLC .......................................       42,194
     10,379      COMPUTERSHARE LTD .............................       49,758
      1,750      CREATIVE TECHNOLOGY LTD .......................       19,881
      1,393      CSK CORP ......................................       20,272
     12,679      DAI NIPPON PRINTING CO LTD ....................      188,853
      4,000    * DAI NIPPON SCREEN MANUFACTURING
                   CO LTD ......................................       19,229
      2,104      DASSAULT SYSTEMS S.A. .........................      144,199
        660    * EIDOS PLC .....................................        2,119

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  63

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

TECHNOLOGY--(CONTINUED)
        408    * EPCOS AG. .....................................    $  35,623
     12,192      ERG LTD .......................................       18,555
    140,969      ERICSSON TELEFON (LM) AB SERIES B .............    1,606,073
     38,933    * FLEXTRONICS INTERNATIONAL LTD .................    1,109,590
     88,000      FUJIKURA LTD ..................................      659,617
     12,000      FURUKAWA ELECTRIC CO LTD ......................      209,633
      6,118      GETRONICS NV ..................................       35,956
        700      HIROSE ELECTRIC CO LTD ........................       67,425
     42,000      HITACHI CABLE LTD .............................      381,752
      2,028      HOYA CORP .....................................      149,170
        286    * I-DATA INTERNATIONAL A/S ......................       18,347
      2,000    * IMMSI S.P.A. ..................................        1,802
         87    * INFINEON TECHNOLOGIES AG. .....................        3,234
        135    * INFOCUS CORP ..................................        2,081
      1,893    * IONA TECHNOLOGIES PLC .........................      136,847
    524,772    * JOHNSON ELECTRIC HOLDINGS LTD .................      807,351
      6,525      KEYENCE CORP ..................................    1,599,830
      2,000      KOKUYO CO LTD .................................       29,737
      6,000      KONICA CORP ...................................       49,124
      3,530      KYOCERA CORP ..................................      385,457
      1,000      KYOWA EXEO CORP ...............................       10,324
    101,409      LOGICA PLC ....................................    2,650,980
      2,186      LONDON BRIDGE SOFTWARE
                  HOLDINGS PLC .................................       10,775
    452,236    * MARCONI PLC ...................................    4,857,203
      1,690    * MERKANTILDATA ASA .............................        6,573
      8,000      MINEBEA CO LTD ................................       74,115
      8,568      MISYS PLC .....................................       84,472
     11,502      MURATA MANUFACTURING CO LTD ...................    1,349,625
      6,000      NATSTEEL ELECTRONICS LTD ......................       27,162
        455    * NAVISIONDAMGAARD A/S ..........................        8,127
      4,000      NGK SPARK PLUG CO LTD .........................       58,494
      1,074      NIDEC CORP ....................................       50,784
      6,530      NIKON CORP ....................................       69,874
      2,000      NIPPON COMSYS CORP ............................       35,902
      2,100      NITTO DENKO CORP ..............................       57,005
    188,956      NOKIA OYJ .....................................    8,426,539
      6,000      OLYMPUS OPTICAL CO LTD ........................      103,765
      8,000      OMNI INDUSTRIES LTD ...........................       11,764
      4,000      OMRON CORP ....................................       83,187
        328    * OPTICOM ASA ...................................       20,828
      7,351      PSION PLC .....................................       31,460
     10,000    * QPL INTERNATIONAL HOLDINGS LTD ................        5,737
     11,000      RICOH CO LTD ..................................      203,240
      7,864      ROHM CO .......................................    1,528,040
     23,376      SAGE GROUP PLC ................................      107,114
        640      SAGEM S.A.(NEW) ...............................       85,562
      4,645      SAP AG. .......................................      539,885
      1,000    * SEIKOH GIKEN CO LTD ...........................      231,174
      9,593      SEMA PLC ......................................       42,237
      4,000      SINGAPORE COMPUTER SYSTEMS LTD ................        5,190
    586,104      SPIRENT PLC ...................................    5,340,682
     16,008      ST MICROELECTRONICS NV ........................      698,851
     51,222      SUMITOMO ELECTRIC INDUSTRIES CO ...............      840,546
      1,834      TAIYO YUDEN CO LTD ............................       61,347
      1,327      TIETOENATOR CORP ..............................       37,749
     14,000      TOPPAN PRINTING CO LTD ........................      121,979
        193    * UNAXIS HOLDING AG. ............................       43,471
      4,000      VARITRONIX INTERNATIONAL LTD ..................        3,641
      4,199      VENTURE MANUFACTURING LTD
                  (SINGAPORE) ..................................       28,089
      6,703      WM-DATA AB SERIES B ...........................       32,181
      5,458      YAMAHA CORP ...................................       53,528
                                                                  -----------
                 TOTAL TECHNOLOGY ..............................   46,797,023
                                                                  -----------

TRANSPORTATION--1.38%
     26,068    * ALITALIA S.P.A. ...............................       46,867
        592      AUSTRIAN AIRLINES/OEST LUFTV AG. ..............        6,830
      1,210      BERGESEN D.Y. AS (CLASS B) ....................       17,425
      4,052      BRAMBLES INDUSTRIES LTD .......................       94,562
     20,050      BRITISH AIRWAYS PLC ...........................      116,957
     65,000      CATHAY PACIFIC AIRWAYS LTD ....................      120,001
         46      CENTRAL JAPAN RAILWAY CO ......................      283,170
        128      CMB CIE MARITIME BELGE S.A. ...................        9,613
         19      DAMPSKIBSSELSKABET AF 1912
                   (CLASS B) ...................................      164,907
         13      DAMPSKIBSSELSKABET SVENDBORG
                   (CLASS B) ...................................      152,076
      7,981      DEUTSCHE LUFTHANSA AG. (REGD) .................      202,234
         72      EAST JAPAN RAILWAY CO .........................      422,418
      5,001      EXEL PLC ......................................       70,969
        340      FINNLINES OYJ .................................        5,745
     31,000      JAPAN AIRLINES CO LTD .........................      141,970
      5,000      KAMIGUMI CO LTD ...............................       22,329
      4,000      KAWASAKI KISEN KAISHA LTD .....................        6,024
      7,000      KEIHIN ELECTRIC EXPRESS
                   RAILWAY CO LTD ..............................       27,828
     22,695      KINKI NIPPON RAILWAY CO LTD ...................       94,595
        808    * KLM (ROYAL DUTCH AIRLINES) NV .................       18,585
        329    * LEIF HOEGH & CO ...............................        2,760
      4,130      MAYNE NICKLESS LTD ............................       13,401
      1,000      MITSUBISHI LOGISTICS CORP .....................        8,756
     24,000    * NEPTUNE ORIENT LINES LTD ......................       18,823
     17,821      NIPPON EXPRESS CO LTD .........................      107,675
     29,000      NIPPON YUSEN KABUSHIKI KAISHA .................      119,860
     10,752      PENINSULAR & ORIENTAL STEAM
                   NAVIGATION CO ...............................       50,914
      8,521    * RAILTRACK GROUP PLC ...........................      117,740
      6,160    * RYANAIR HOLDINGS PLC ..........................       66,507
        188      SAIRGROUP .....................................       29,989
      1,007      SAS DANMARK AS ................................       10,323
        428      SAS NORGE ASA SERIES B ........................        4,537
      7,000      SEINO TRANSPORTATION CO LTD ...................       29,483
     11,000      SINGAPORE AIRLINES LTD ........................      107,206
     10,245      SINGAPORE AIRLINES LTD (LR) ...................      101,620
     33,504      STAGECOACH HOLDINGS PLC .......................       33,031
      3,000      TOBU RAILWAY CO LTD ...........................        8,826
    135,000      TOKYU CORP ....................................      728,198

64   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENT OF INVESTMENTS - INTERNATIONAL EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

TRANSPORTATION--(CONTINUED)
      8,595      YAMATO TRANSPORT CO LTD                          $   158,052
                                                                  -----------
                 TOTAL TRANSPORTATION ..........................    3,742,806
                                                                  -----------

UTILITIES--11.33%
      3,411      AGUAS DE BARCELONA S.A. .......................       41,663
         34    * AGUAS DE BARCELONA S.A. (NEW) .................          430
      5,180      AUSTRALIA GAS LIGHT CO ........................       36,622
      4,144      AUTOPISTAS CONCESIONARIA
                   ESPANOLA S.A. ...............................       36,221
     13,439      AUTROSTRADE S.P.A. ............................       88,951
      7,201      AWG PLC .......................................       61,851
  2,232,310    * AWG PLC (REDMBLE SHS) .........................        2,834
      5,598      BOUYGUES S.A. .................................      253,585
      5,493      BRISA-AUTO ESTRADAS DE
                   PORTUGAL S.A. ...............................       48,992
    116,598    * BRITISH TELECOMMUNICATIONS PLC ................      996,275
    111,453      CABLE & WIRELESS PLC ..........................    1,503,390
     38,200      CLP HOLDINGS LTD ..............................      190,512
    133,229    * COLT TELECOM GROUP PLC ........................    2,863,572
     11,304      CONTACT ENERGY LTD ............................       13,255
     54,279      DEUTSCHE TELEKOM AG. ..........................    1,635,805
     12,897      E.ON AG. ......................................      784,618
     39,057    * EIRCOM PLC ....................................       99,005
        974      ELECTRABEL NV .................................      220,196
     55,000      ELECTRICIDADE DE PORTUGAL S.A. ................      181,760
     18,224      ENDESA S.A. ...................................      310,538
    130,774      ENEL S.P.A. ...................................      508,295
     18,309      FRANCE TELECOM S.A. ...........................    1,580,561
        621      HAFSLUND AS SERIES A ..........................        3,098
     17,293      IBERDROLA S.A. ................................      216,743
     21,145    * INTERNATIONAL POWER PLC .......................       79,281
     18,900      KANSAI ELECTRIC POWER CO, INC .................      320,904
     17,243      KPN NV ........................................      198,471
     23,933    * NATIONAL GRID GROUP PLC .......................      217,545
      1,865    * NETCOM AB SERIES B ............................       77,481
        240      NIPPON TELEGRAPH
                   & TELEPHONE CORP ............................    1,729,603
         43      NTT DOCOMO, INC ...............................      741,771
        600      OESTERREICHISCHE
                    ELEKTRIZITAETSWIRSCHAFTS AG. ...............       60,837
    252,361    * PACIFIC CENTURY CYBERWORKS LTD ................      163,389
     19,108      PORTUGAL TELECOM S.A. .........................      174,730

SHARES/PRINCIPAL                                                      VALUE
----------------                                                     -------

     10,099    * RHEIN-WESTFALEN ELECTRIC AG. ..................    $ 447,996
     35,119    * SCOTTISH POWER PLC ............................      277,517
    107,000    * SINGAPORE TELECOMMUNICATIONS LTD ..............      165,988
     13,146      SONERA GROUP OYJ ..............................      238,202
        700      SUEZ LYONNAISE (STRIP VVPR) ...................            6
        700      SUEZ LYONNAISE DES EAUX .......................      127,824
      2,835      SUEZ LYONNAISE DES EAUX S.A. ..................      517,687
      1,304      SWISSCOM AG. (REGD) ...........................      339,177
    136,316      TELECOM ITALIA MOBILE S.P.A. ..................    1,087,829
      3,958      TELE DANMARK AS ...............................      161,308
     32,042      TELECOM CORP OF NEW ZEALAND LTD ...............       68,199
     73,903      TELECOM ITALIA S.P.A. .........................      817,339
     77,872    * TELEFONICA DE ESPANA S.A. .....................    1,286,734
     27,077    * TELIA AB ......................................      139,179
    139,553      TELSTRA CORP ..................................      498,053
      6,763      THAMES WATER PLC ..............................      121,736
      1,922    * TISCALI S.P.A. ................................       32,570
      8,639      TOHOKU ELECTRIC POWER CO, INC .................      115,514
     24,146      TOKYO ELECTRIC POWER CO, INC ..................      599,423
      5,712      UNION ELECTRICA FENOSA S.A. ...................      104,840
      7,940    * UNITED UTILITIES PLC ..........................       78,874
  1,587,117    * VODAFONE GROUP PLC ............................    5,820,398
     60,134      VODAFONE GROUP PLC (SPON ADR) .................    2,153,547
                                                                 ------------
                 TOTAL UTILITIES ...............................   30,642,724
                                                                 ------------

TOTAL COMMON STOCK
(COST $283,707,495) ............................................  269,351,875
                                                                 ------------
SHORT TERM INVESTMENT--1.62%
U.S. GOVERNMENT AND AGENCY--1.62%
$ 4,378,000    FEDERAL HOME LOAN BANK (FHLB)
                 5.150%,1/2/01 .................................    4,377,374
                                                                 ------------
TOTAL SHORT TERM INVESTMENT
(COST $4,377,374) ..............................................    4,377,374
                                                                 ------------
TOTAL PORTFOLIO--101.88%
(COST $289,707,579) ............................................  275,509,379
OTHER ASSETS AND LIABILITIES, NET--(1.88)% .....................   (5,078,298)
                                                                 ------------
NET ASSETS--100.00% ............................................ $270,431,081
                                                                 ============
--------------

o    NON-INCOME PRODUCING

AT DECEMBER 31, 2000, THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $296,154,138. NET UNREALIZED DEPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $20,644,759, OF WHICH $23,089,388 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $43,734,147 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

     STATEMENT OF INVESTMENTS - MANAGED ALLOCATION FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

TIAA-CREF MUTUAL FUNDS--99.86%
 12,010,135      BOND PLUS FUND ................................ $121,182,263
  5,998,762      GROWTH & INCOME FUND ..........................   84,282,610
  6,385,768      GROWTH EQUITY FUND ............................   82,184,834
    734,496      HIGH-YIELD BOND FUND ..........................    6,911,606
  3,267,503      INTERNATIONAL EQUITY FUND .....................   35,125,654
    659,895      MONEY MARKET FUND .............................      659,895
                                                                 ------------
TOTAL TIAA-CREF MUTUAL FUNDS
(COST $330,343,762) ............................................  330,346,862
                                                                 ------------

                                                                      VALUE
                                                                     -------
TOTAL PORTFOLIO--99.86%
(COST $330,343,762) ............................................ $330,346,862

OTHER ASSETS & LIABILITIES, NET--0.14% .........................      467,172
                                                                 ------------
NET ASSETS--100.00% ............................................ $330,814,034
                                                                 ============

AT DECEMBER 31, 2000 THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $330,661,440. NET UNREALIZED DEPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $314,578, OF WHICH $6,782,107 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $7,096,685 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  65

      STATEMENT OF INVESTMENTS - TAX-EXEMPT BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                             VALUE
---------                                                            -------

MUNICIPAL BONDS--98.32%
LONG TERM MUNICIPAL BONDS--97.03%
ALABAMA--6.46%
               BIRMINGHAM ALABAMA INDUSTRIAL
                WATER BOARD (WATER SUPPLY REVENUE)
$ 1,025,000      6.000%, 07/01/07 ..............................  $ 1,124,610
               WEST JEFFERSON AMUSEMENT & PUBLIC
                PARK AUTHORITY REVENUE
  1,250,000      7.500%, 12/01/08 ..............................    1,390,125
                                                                  -----------
                                                                    2,514,735
                                                                  -----------
ARKANSAS--2.56%
               ARKANSAS STATE DEVELOPMENT
                FINANCE AUTHORITY SINGLE FAMILY
                 MORTGAGE REVENUE
    950,000      6.600%, 07/01/17 ..............................      995,553
                                                                  -----------
COLORADO--2.46%
               COLORADO HOUSING FINANCE AUTHORITY
    910,000      7.450%, 11/01/27 ..............................      956,437
                                                                  -----------
CONNECTICUT--3.61%
               CONNECTICUT STATE HEALTH &
                EDUCATIONAL FACILITY
                 (AUTHORITY REVENUE)
  1,350,000      6.750%, 07/01/12 ..............................    1,406,309
                                                                  -----------
DISTRICT OF COLUMBIA--5.63%
               DISTRICT OF COLUMBIA HOSPITAL
                REVENUE
  1,000,000      6.000%, 08/15/10 ..............................    1,118,450
               DISTRICT OF COLUMBIA
                 (GENERAL OBLIGATION)
  1,000,000      5.500%, 06/01/10 ..............................    1,074,720
                                                                  -----------
                                                                    2,193,170
                                                                  -----------
HAWAII--2.82%
               HAWAII STATE (GENERAL OBLIGATION)
  1,000,000      5.750%, 10/01/10 ..............................    1,099,700
                                                                  -----------
ILLINOIS--3.20%
               CHIGAGO ILLINOIS (GENERAL OBLIGATION)
  1,185,000      5.250%, 01/01/12 ..............................    1,245,210
                                                                  -----------
INDIANA--2.82%
               LAKE COUNTY INDIANA BUILDING CORP
                REVENUE
  1,000,000      5.750%, 08/01/10 ..............................    1,097,530
                                                                  -----------
KENTUCKY--3.41%
               KENTUCKY STATE TURNPIKE AUTHORITY
                TOLL ROAD REVENUE
  1,235,000      6.000%, 07/01/11 ..............................    1,327,378
                                                                  -----------
LOUISIANA--1.22%
               WEBSTER PARISH LOUISIANA POLLUTION
                CONTROL REVENUE
    500,000      5.200%, 03/01/13 ..............................      476,805
                                                                  -----------
MASSACHUSETTS--5.66%
               MASSACHUSETTS STATE
                (GENERAL OBLIGATION)
  1,000,000      6.000%, 02/01/11 ..............................    1,120,110
               MASSACHUSETTS STATE WATER RESOURCE
                AUTHORITY REVENUE
  1,000,000      5.500%, 08/01/11 ..............................    1,082,130
                                                                  -----------
                                                                    2,202,240
                                                                  -----------
MISSOURI--6.33%
               KANSAS CITY MISSOURI INDUSTRIAL
                DEVELOPMENT AUTHORITY REVENUE
  1,525,000      4.900%, 12/31/08 ..............................    1,429,932
               MISSOURI STATE ENVIRONMENT
                IMPROVEMENT & ENERGY RESOURCES
                 AUTHORITY REVENUE
  1,000,000      5.800%, 09/01/09 ..............................    1,034,590
                                                                  -----------
                                                                    2,464,522
                                                                  -----------
NEVADA--2.77%
               CLARK COUNTY NEVADA SCHOOL DISTRICT
  1,000,000      5.500%, 06/15/11 ..............................    1,077,020
                                                                  -----------
NEW JERSEY--5.58%
               NEW JERSEY STATE (GENERAL OBLIGATION)
  1,000,000      5.500%, 02/01/11 ..............................    1,082,380
               NEW JERSEY STATE TURNPIKE AUTHORITY
                TURNPIKE REVENUE
  1,005,000      5.700%, 05/01/13 ..............................    1,089,038
                                                                  -----------
                                                                    2,171,418
                                                                  -----------
NEW MEXICO--2.88%
               NEW MEXICO MORTGAGE FINANCE
                AUTHORITY REVENUE
  1,000,000      6.000%, 07/01/10 ..............................    1,121,400
                                                                  -----------
NEW YORK--5.78%
               NASSAU COUNTY NEW YORK
                (GENERAL OBLIGATION)
  1,000,000      7.000%, 03/01/09 ..............................    1,174,530
               NEW YORK STATE DORMITORY
                AUTHORITY REVENUE
  1,000,000      5.500%, 02/01/11 ..............................    1,074,810
                                                                  -----------
                                                                    2,249,340
                                                                  -----------
NORTH CAROLINA--2.84%
               NORTH CAROLINA MUNICIPAL POWER
                AGENCY NO.1 CATAWBA ELECTRIC
                REVENUE
  1,000,000      6.000%, 01/01/11 ..............................    1,105,660
                                                                  -----------
PENNSYLVANIA--3.29%
               CARBON COUNTY PENNSYLVANIA
                INDUSTRIAL DEVELOPMENT
                 AUTHORITY REVENUE
      1,250,000  6.650%, 05/01/10 ..............................    1,281,663
                                                                  -----------
SOUTH CAROLINA--3.17%
               YORK COUNTY SOUTH CAROLINA
                POLLUTION CONTROL REVENUE
      1,200,000  7.400%, 01/01/10 ..............................    1,232,196
                                                                  -----------
TEXAS--7.71%
               BRAZOS RIVER AUTHORITY
                TEXAS REVENUE
      1,000,000  4.900%, 10/01/15 ..............................      999,720

66   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - TAX-EXEMPT BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                             VALUE
----------                                                           -------

TEXAS--(CONTINUED)
               HOUSTON TEXAS AIRPORT
                SYSTEM REVENUE
$   935,000      5.800%, 07/01/10 ..............................   $  981,741

               LOWER COLORADO RIVER
                AUTHORITY REVENUE
  1,000,000      5.000%, 01/01/15 ..............................    1,018,960
                                                                  -----------
                                                                    3,000,421
                                                                  -----------
VIRGIN ISLANDS--3.07%
               VIRGIN ISLANDS WATER & POWER
                AUTHORITY REVENUE
  1,205,000      5.000%, 07/01/09 ..............................    1,196,083
                                                                  -----------
WASHINGTON--8.22%
               CLARK COUNTY WASHINGTON PUBLIC
                UTILITY DISTRICT 1 REVENUE
  1,000,000      4.750%, 01/01/11 ..............................    1,013,860
               SNOHOMISH COUNTY WASHINGTON
                SCHOOL DISTRICT 2
  1,000,000      5.500%, 12/01/09 ..............................    1,078,290
               WASHINGTON STATE (GENERAL OBLIGATION)
  1,000,000      6.000%, 01/01/10 ..............................    1,108,670
                                                                  -----------
                                                                    3,200,820
                                                                  -----------
WISCONSIN--5.54%
               WISCONSIN STATE CLEAN WATER REVENUE
  1,000,000      5.500%, 06/01/11 ..............................    1,078,500
               WISCONSIN STATE TRANSPORTATION
                REVENUE
  1,000,000      5.500%, 07/01/10 ..............................    1,078,507
                                                                  -----------
                                                                    2,157,007
                                                                  -----------
TOTAL LONG TERM MUNICIPAL BONDS
(COST $36,356,524) .............................................   37,772,617
                                                                  -----------
SHORT TERM MUNICIPAL BONDS--1.29%
VARIABLE RATE NOTES--1.29%
MISSOURI--0.77%
               MISSOURI STATE DEVELOPMENT FINANCE
                BOARD FACILITIES REVENUE
    300,000      5.250%, 12/01/03 ..............................      300,000
                                                                  -----------
NEW YORK--0.52%
               NEW YORK NEW YORK
                (GENERAL OBLIGATION)
    200,000      4.850%, 08/01/16 ..............................      200,000
                                                                  -----------
TOTAL SHORT TERM MUNICIPAL BONDS
(COST $500,000) ................................................      500,000
                                                                  -----------
TOTAL PORTFOLIO--98.32%
(COST $36,856,524) .............................................   38,272,617
OTHER ASSETS & LIABILITIES, NET--1.68% .........................      655,049
                                                                  -----------
NET ASSETS-- 100.00% ...........................................  $38,927,666
                                                                  ===========

The cost of portfolio investments for federal income tax purposes is substantially the same as the amount disclosed above.


      STATEMENT OF INVESTMENTS -- HIGH-YIELD BOND FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

BONDS--86.33%%
CORPORATE BONDS--86.33%
AEROSPACE and DEFENSE--1.94%
               SEQUA CORP (SR NOTE)
$ 1,250,000        9.000%, 08/01/09 .....................    BA2  $ 1,237,500
                                                                  -----------
               TOTAL AEROSPACE AND DEFENSE ..............           1,237,500
                                                                  -----------
BASIC INDUSTRIES--8.19%
               AK STEEL CORP  (SR NOTE)
    250,000      9.125%, 12/15/06 .......................    BA2      232,500
               AK STEEL CORP (GUARANTEE NOTE)
    500,000      7.875%, 02/15/09 .......................    BA2      440,000
               APP CHINA GROUP  LTD (SR NOTE)
    150,000      14.000%, 03/15/10 ......................     B3       54,000
               BORDEN CHEMICAL & PLASTICS
    500,000      9.500%, 05/01/05 .......................     B2      185,625
               D.R. HORTON, INC (GUARANTEE NOTE)
    500,000      10.500%, 04/01/05 ......................    BA1      507,500
               HERCULES, INC (GUARANTEE NOTE)
    750,000    g 11.125%, 11/15/07 ......................    BA2      748,125
               ISP HOLDINGS, INC (SR NOTE)
    500,000      9.750%, 02/15/02 .......................    BA3      380,000


PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

               JORGENSEN EARLE M. CO (SR NOTE)
$   250,000      9.500%, 04/01/05 .......................     B3  $   211,250
               LENNAR CORP
    500,000      9.950%, 05/01/10 .......................    BA1      510,000
               LTV CORP (GUARANTEE NOTE)
    500,000    j*11.750%, 11/15/09 ......................    BA3       25,000
               LYONDELL CHEMICAL CO
                (SR SUB NOTE)
    250,000      9.625%, 05/01/07 .......................    BA3      242,500
    250,000      10.875%, 05/01/09 ......................     B2      235,625
               RIVERWOOD INTERNATIONAL CORP
                (GUARANTEE NOTE)
    250,000      10.625%, 08/01/07 ......................     B3      249,375
               RYLAND GROUP (SR NOTE)
    500,000      9.750%, 09/01/10 .......................    BA2      478,750
               SOVEREIGN SPECIALITY CHEMICAL
                (GUARANTEE NOTE)
    250,000      11.875%, 03/15/10 ......................     B3      241,875
               TEMBEC INDUSTRIES, INC
                (GUARANTEE NOTE)
    500,000      8.625%, 06/30/09 .......................    BA2      492,500
                                                                  -----------
               TOTAL BASIC INDUSTRIES ...................           5,234,625
                                                                  -----------
-------------

+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  67

      STATEMENT OF INVESTMENTS -- HIGH-YIELD BOND FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

CONSUMER CYCLICAL--22.94%
               ACME TELEVISION LLC (STEP)
  $ 250,000    k 10.875%, 09/30/04 ......................     B3    $ 216,250
               ALLBRITTON COMMUNICATION
                (SR SUB NOTE)
    500,000      8.875%, 02/01/08 .......................     B3      465,000
               AVIS GROUP HOLDINGS, INC
                (GUARANTEE NOTE)
    250,000      11.000%, 05/01/09 ......................    BA3      270,000
               BOYD GAMING CORP  (SR SUB NOTE)
    250,000      9.500%, 07/15/07 .......................     B1      227,500
               CABLEVISION S.A.
    250,000      13.750%, 04/30/07 ......................     B1      183,750
               CENTURY COMMUNICATIONS
                (SR NOTE)
    250,000    k 0.000%, 01/15/08 .......................     B2       97,500
               CIRCUS CIRCUS  (SR SUB NOTE)
    250,000      9.250%, 12/01/05 .......................    BA3      243,750
               FELCOR LODGING LP (SR NOTE)
    500,000    g 9.500%, 09/15/08 .......................    BA2      495,000
               HARRAH'S OPERATING CO, INC
                (GUARANTEE NOTE)
    250,000      7.875%, 12/15/05 .......................    BA2      247,500
               HAYES WHEELS INTERNATIONAL
                (GUARANTEE NOTE)
    250,000      9.125%, 07/15/07 .......................     B2      165,000
               HMH PROPERTIES
                (GUARANTEE NOTE)
    500,000      7.875%, 08/01/05 .......................    BA2      481,250
               HOLLINGER INTERNATIONAL
                PUBLISHING (GUARANTEE NOTE)
  1,000,000      9.250%, 02/01/06 .......................    BA3    1,000,000
    500,000      9.250%, 03/15/07 .......................    BA3      497,500
               INTERNATIONAL GAME TECHNOLOGY
                (SR NOTE)
    250,000      7.875%, 05/15/04 .......................    BA1      247,500
    500,000      8.375%, 05/15/09 .......................    BA1      495,000
               JOSTENS, INC (SR SUB NOTE)
    250,000    g 12.750%, 05/01/10 ......................     B3      237,500
               K MART CORP
    500,000      8.375%, 12/01/04 .......................   BAA3      443,970
               LEAR CORP (GUARANTEE NOTE)
    250,000      7.960%, 05/15/05 .......................    BA1      234,450
    500,000      8.110%, 05/15/09 .......................    BA1      444,245
               LEAR CORP (SUB NOTE)
    500,000      9.500%, 07/15/06 .......................    BA3      461,035
               LIBERTY GROUP OPERATING
                (GUARANTEE NOTE)
    500,000      9.375%, 02/01/08 .......................   CAA1      375,000
               MAIL-WELL, INC CV
    750,000      5.000%, 11/01/02 .......................     B2      562,500
               MANDALAY RESORT GROUP
                 (SR SUB NOTE)
    250,000      10.250%, 08/01/07 ......................    BA3      246,875
               MGM MIRAGE, INC
                 (GUARANTEE NOTE)
    500,000      8.500%, 09/15/10 .......................   BAA3      513,430
               MGM GRAND, INC (GUARANTEE NOTE)
    250,000      9.750%, 06/01/07 .......................    BA2      262,500
               O'SULLIVAN INDUSTRIES
                 (GUARANTEE NOTE)
    250,000      13.375%, 10/15/09 ......................     B3      117,500
               PARK PLACE ENTERTAINMENT
                 (SR SUB NOTE)
    250,000      7.875%, 12/15/05 .......................    BA2      246,250
    250,000    g 8.875%, 09/15/08 .......................    BA2      252,500
               PREMIER PARKS (SR NOTE)
    250,000    k 0.000%, 04/01/08 .......................     B3      172,500
  1,000,000      9.750%, 06/15/07 .......................     B3      960,000
               PRIMEDIA, INC (GUARANTEE NOTE)
    500,000      7.625%, 04/01/08 .......................    BA3      456,250
               SAMSONITE CORP (SR SUB NOTE)
    250,000      10.750%, 06/15/08 ......................   CAA1      167,500
               SCOTTS CO (SR SUB NOTE)
    500,000      8.625%, 01/15/09 .......................     B2      476,250
               SINCLAIR BROADCAST GROUP
                 (SR SUB NOTE)
    250,000      10.000%, 09/30/05 ......................     B2      240,000
               SIX FLAGS ENTERTAINMENT
                (GUARANTEE NOTE)
    500,000      8.875%, 04/01/06 .......................     B2      477,500
               TENNECO, INC (GUARANTEE NOTE)
    250,000      11.625%, 10/15/09 ......................     B2      118,125
               TOWER AUTOMOTIVE, INC CV
    600,000      5.000%, 08/01/04 .......................     B2      408,252
               TRAVEL CENTERS OF AMERICA
    500,000      12.750%, 05/01/09 ......................     B3      482,500
               YANKEENETS LLC (SR NOTE)
    750,000      12.750%, 03/01/07 ......................     B1      735,000
               YOUNG BROADCASTING, INC
                 (GUARANTEE NOTE)
    250,000      9.000%, 01/15/06 .......................     B2      235,000
                                                                   ----------
               TOTAL CONSUMER CYCLICAL ..................          14,659,132
                                                                   ----------
CONSUMER NON-CYCLICAL--2.68%
               CARROLS CORP
                 (GUARANTEE NOTE)
    500,000      9.500%, 12/01/08 .......................     B2      325,000
               PACKAGED ICE, INC
                 (GUARANTEE NOTE)
    500,000      9.750%, 02/01/05 .......................     B3      395,000
               SBARRO, INC (GUARANTEE NOTE)
  1,000,000      11.000%, 09/15/09 ......................    BA3      993,750
                                                                   ----------
               TOTAL CONSUMER NON-CYCLICAL ..............           1,713,750
                                                                   ----------

+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)

68   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

      STATEMENT OF INVESTMENTS - HIGH-YIELD BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

ENERGY--8.06%
               CHESAPEAKE ENERGY CORP
                 (GUARANTEE NOTE)
  $ 750,000      9.625%, 05/01/05 .......................     B2  $   772,500
               EOTT ENERGY PARTNERS
                 (GUARANTEE NOTE)
    500,000      11.000%, 10/01/09 ......................    BA2      516,250
               LEVIATHAN GAS PIPELINES
                 (GUARANTEE NOTE)
    500,000      10.375%, 06/01/09 ......................     B2      524,375
               LOMAK PETROLEUM
    400,000      6.000%, 02/01/07 .......................   CAA1      298,000
               NUEVO ENERGY CO
                 (SR SUB NOTE)
    500,000      9.375%, 10/01/10 .......................     B1      501,250
               OCEAN ENERGY, INC
                 (GUARANTEE NOTE)
  1,000,000      8.375%, 07/01/08 .......................    BA3    1,004,460
               P&L COAL HOLDINGS CORP
                 (GUARANTEE NOTE)
  1,000,000      9.625%, 05/15/08 .......................     B2    1,002,500
               PIONEER NATURAL RESOURCE
                 (GUARANTEE NOTE)
    500,000      9.625%, 04/01/10 .......................    BA2      530,000
                                                                   ----------
               TOTAL ENERGY .............................           5,149,335
                                                                   ----------
FINANCIAL SERVICES--0.80%
               ORION POWER HOLDINGS, INC
                 (SR NOTE)
    250,000      12.000%, 05/01/10 ......................    BA3      266,250
               SOVEREIGN BANCORP (SR NOTE)
    250,000      10.250%, 05/15/04 ......................    BA3      244,857
                                                                   ----------
               TOTAL FINANCIAL SERVICES .................             511,107
                                                                   ----------
HEALTH CARE--6.52%
               BUHRMANN US, INC
                 (GUARANTEE NOTE)
    750,000      12.250%, 11/01/09 ......................     B2      765,000
               COLLINS & AIKMAN
                 (GUARANTEE NOTE)
    500,000      11.500%, 04/15/06 ......................     B2      385,000
               EXPRESS SCRIPTS, INC (SR NOTE)
    500,000      9.625%, 06/15/09 .......................    BA2      510,000
               HCA - THE HEALTHCARE CO
    500,000      8.750%, 09/01/10 .......................    BA2      526,250
               HEALTHSOUTH CORP
                 (SR SUB NOTE)
    500,000      3.250%, 04/01/03 .......................    BA3      441,250
    500,000      10.750%, 10/01/08 ......................    BA3      526,875
               TENET HEALTHCARE CORP
                (SR NOTE)
  1,000,000      8.000%, 01/15/05 .......................    BA1    1,012,500
                                                                   ----------
               TOTAL HEALTH CARE ........................           4,166,875
                                                                   ----------
OTHER--7.71%
               ALLIED WASTE NA
                 (GUARANTEE NOTE)
  1,000,000      7.625%, 01/01/06 .......................    BA3      955,000
    250,000      10.000%, 08/01/09 ......................     B2      233,750
               COINMACH CORP (SR NOTE)
    500,000      11.750%, 11/15/05 ......................     B2      495,000
               LAMAR MEDIA CORP
                 (GUARANTEE NOTE)
  1,000,000      8.625%, 09/15/07 .......................     B1    1,000,000
               NATIONSRENT, INC
                 (GUARANTEE NOTE)
    400,000      10.375%, 12/15/08 ......................     B3      152,000
               PIERCE LEAHY CO
                 (GUARANTEE NOTE)
    500,000      8.125%, 05/15/08 .......................     B2      470,000
               STERICYCLE, INC
                 (GUARANTEE NOTE)
    500,000      12.375%, 11/15/09 ......................     B3      515,625
               TRI-STATE OUTDOOR MEDIA
                 (SR NOTE)
    250,000      11.000%, 05/15/08 ......................     NR      215,000
               UNITED RENTALS, INC
                 (GUARANTEE NOTE)
    500,000      9.250%, 01/15/09 .......................     B1      379,375
               WORLD COLOR PRESS, INC
                 (SR SUB NOTE)
    500,000      8.375%, 11/15/08 .......................   BAA3      511,770
                                                                   ----------
               TOTAL OTHER ..............................           4,927,520
                                                                   ----------

TECHNOLOGY--3.48%
               ADVANSTAR COMMUNICATIONS
                 (GUARANTEE NOTE)
  1,500,000      9.250%, 05/01/08 .......................     B2    1,515,000
               EXODUS COMMUNICATIONS, INC
                 (SR NOTE)
    250,000      11.625%, 07/15/10 ......................     B3      222,500
               FLEXTRONICS INTERNATIONAL LTD
                 (SR SUB NOTE)
    500,000    g 9.875%, 07/01/10 .......................    BA3      487,500
                                                                   ----------
               TOTAL TECHNOLOGY .........................           2,225,000
                                                                   ----------

TRANSPORTATION--1.74%
               KANSAS CITY SOUTHERN (SR NOTE)
    600,000      9.500%, 10/01/08 .......................    BA2      615,000
               NORTHWEST AIRLINES, INC
                 (GUARANTEE NOTE)
    500,000      8.375%, 03/15/04 .......................    BA2      492,843
                                                                   ----------
               TOTAL TRANSPORTATION .....................           1,107,843
                                                                   ----------

UTILITIES--22.27%
               ADELPHIA COMMUNICATIONS
                 (SR NOTE)
    500,000      7.750%, 01/15/09 .......................     B2      415,000
    500,000      10.875%, 10/01/10 ......................     B2      480,000
               AES CORP (SR NOTE)
    500,000      9.375%, 09/15/10 .......................    BA1      511,250


+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)


SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  69

      STATEMENT OF INVESTMENTS - HIGH-YIELD BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

UTILITIES--(CONTINUED)
                 AES DRAX HOLDINGS LTD
  $ 250,000        10.410%, 12/31/20 ....................   BAA3   $  266,960
                 AES DRAX ENERGY LTD
    250,000        11.500%, 08/30/10 ....................    BA2      266,250
                 ASIA GLOBAL CROSSING (SR NOTE)
    250,000      g 13.375%, 10/15/10 ....................     B2      213,750
                 AZURIX CORP (SR NOTE)
    500,000      g 10.750%, 02/15/10 ....................    BA3      492,500
                 BRITISH TELECOMMUNICATIONS PLC
  1,000,000        8.125%, 12/15/10 .....................     A2    1,010,960
                 CALPINE CORP
    500,000        8.625%, 08/15/10 .....................    BA1      487,590
                 CMS ENERGY CORP (SR NOTE)
    500,000        9.875%, 10/15/07 .....................    BA3      523,930
                 CROWN CASTLE INTERNATIONAL
                   CORP (SR NOTE)
    500,000        10.750%, 08/01/11 ....................     B3      520,000
                 DOBSON COMMUNICATIONS CORP
                   (SR NOTE)
    250,000        10.875%, 07/01/10 ....................     B3      246,250
                 FAIRPOINT COMMUNICATIONS
                   (SR SUB NOTE)
    500,000        12.500%, 05/01/10 ....................     B3      435,000
                 FLAG LTD (SR NOTE)
    500,000        8.250%, 01/30/08 .....................    BA3      425,000
                 FLAG TELECOM HOLDING LTD
                   (SR NOTE)
    250,000        11.625%, 03/30/10 ....................     B2      187,500
                 GLOBAL CROSSING LTD
                   (GUARANTEE NOTE)
    500,000        9.500%, 11/15/09 .....................    BA2      472,500
                 GRAY COMMUNICATIONS SYSTEM,
                   INC (GUARANTEE NOTE)
    500,000        10.625%, 10/01/06 ....................     B3      495,000
                 HYPERION TELECOMMUNICATIONS,
                   INC (SR NOTE)
  1,000,000      k 13.000%, 04/15/03 ....................     B3      740,000
    500,000        12.250%, 09/01/04 ....................     B3      395,000
                 INSIGHT MIDWEST LP (SR NOTE)
    600,000      g 10.500%, 11/01/10 ....................     B1      612,000
                 NEXTEL COMMUNICATIONS
                   (SR NOTE)
    500,000        9.375%, 11/15/09 .....................     B1      470,000
                 NTL COMMUNICATIONS CORP
                   (SR NOTE)
    500,000      g 11.875%, 10/01/10 ....................     B2      442,500
                 PF.NET COMMUNICATIONS, INC
                   (SR NOTE)
    500,000        13.750%, 05/15/10 ....................     NR      300,000
                 SPECTRASITE HOLDINGS, INC
                   (SR NOTE)
    250,000        12.500%, 11/15/10 ....................     B3      248,125
                 SPECTRASITE HOLDINGS, INC CV
    250,000      g 6.750%, 11/15/10 .....................     B3      192,187
                 TELECORP PCS, INC
                   (GUARANTEE NOTE)
    250,000        10.625%, 07/15/10 ....................     B3      252,500
                 TNP ENTERPRISES, INC
                   (SR SUB NOTE)
    500,000        10.250%, 04/01/10 ....................    BA3      522,500
                 TIVERTON/RUMSFORD POWER
                   ASSOCIATION
    500,000        9.000%, 07/05/18 .....................    BA1      504,565
                 UNITED PAN-EUROPE
                   COMMUNICATIONS (SR NOTE)
  1,000,000        11.250%, 02/01/10 ....................     B2      645,000
                 UNITED PAN-EUROPE
                   COMMUNICATIONS (STEP)
                   (SR NOTE)
    250,000      k 0.000%, 02/01/10 .....................     B2       76,250
                 WILLIAMS COMMUNICATIONS
                   GROUP, INC (SR NOTE)
    500,000        11.700%, 08/01/08 ....................     B2      385,000
    500,000        10.875%, 10/01/09 ....................     B2      372,500
                 WINSTAR COMMUNICATIONS, INC
                   (SR NOTE)
  1,000,000      k 14.500%, 04/15/10 ....................     B3      275,000
    500,000        12.500%, 04/15/08 ....................     B3      345,000
                                                                   ----------
                 TOTAL UTILITIES ........................          14,227,567
                                                                   ----------
TOTAL CORPORATE BONDS
(COST $57,816,376) .............................................   55,160,254
                                                                   ----------
TOTAL BONDS
(COST $57,816,376) .............................................   55,160,254
                                                                   ----------
PREFERRED STOCK--1.66%
CONSUMER CYCLICAL--0.96%
      7,500    PRIMEDIA, INC SERIES D ..........................      615,000
                                                                   ----------
               TOTAL CONSUMER CYCLICAL .........................      615,000
                                                                   ----------
UTILITIES--0.70%
      1,800    GLOBAL CROSSING HOLDING LTD .....................      158,400
      2,000    GLOBAL CROSSING HOLDING LTD CV ..................      288,500
                                                                   ----------
               TOTAL UTILITIES .................................      446,900
                                                                   ----------
TOTAL PREFERRED STOCK
(COST $1,337,500) ..............................................    1,061,900
                                                                   ----------
COMMON STOCK--0.02%
CONSUMER CYCLICAL--0.00%
    250,000    JOSTEN, INC WTS 05/01/10 ........................            3
                                                                   ----------
               TOTAL CONSUMER CYCLICAL .........................            3
                                                                   ----------
FINANCIAL SERVICES--0.00%
    150,000    * ASIA PULP AND PAPER LTD WTS 03/15/05 ..........            2
                                                                   ----------
               TOTAL FINANCIAL SERVICES ........................            2
                                                                   ----------
TECHNOLOGY--0.01%
        250     *PLIANT CORP WTS 06/01/10 ......................        8,415
                                                                   ----------
               TOTAL TECHNOLOGY ................................        8,415
                                                                   ----------
+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)


70   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - HIGH-YIELD BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
SHARES/PRINCIPAL                                                     VALUE
----------------                                                    -------

UTILITIES--0.01%
               *PF.NET COMMUNICATIONS WTS 05/01/10
        500       05/15/10 .....................................  $     5,000
                                                                  -----------
               TOTAL UTILITIES .................................        5,000
                                                                  -----------
TOTAL COMMON STOCK
(COST $ 138,603) ...............................................       13,420
                                                                  -----------
SHORT TERM INVESTMENT--9.43%
U.S. GOVERNMENT and AGENCY--9.43%
               FEDERAL  HOME LOAN BANK (FHLB)
$ 6,024,000      5.150%, 01/02/01 ..............................    6,023,138
                                                                  -----------
TOTAL SHORT TERM INVESTMENT
(COST $6,023,138) ..............................................    6,023,138
                                                                  -----------
TOTAL PORTFOLIO--97.44%
(COST $65,315,617) .............................................   62,258,712

OTHER ASSETS & LIABILITIES, NET--2.56% .........................    1,638,389
                                                                  -----------
NET ASSETS--100.00% ............................................  $63,897,101
                                                                  ===========

*    NON-INCOME PRODUCING

g SECURITY IS EXEMPT FROM REGISTRATION UNDER RULE 144(A) OF THE SECURITIES ACT OF 1933 AND MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED BUYERS. AT DECEMBER 31, 2000, THE VALUE OF THESE SECURITIES AMOUNTED TO $4,173,562 OR 6.53% OF NET ASSETS.

j    SECURITY IN DEFAULT.

k ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED RATE BECOMES EFFECTIVE UNTIL MATURITY.

THE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS THE AMOUNT DISCLOSED ABOVE.

     --------------
     OTHER INFORMATION (UNAUDITED)

     THE COMPOSITION OF LONG-TERM DEBT HOLDINGS AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN DEBT SECURITIES, IS AS FOLLOWS:

                                MOODY'S RATINGS
                                A           1.83%
                              BAA           3.15%
                               BA          45.69%
                                B          46.87%
                              CAA           1.52%

THE PERCENTAGE NOT RATED BY MOODY'S INVESTORS SERVICES AMOUNTS TO 0.94%.

       STATEMENT OF INVESTMENTS - SHORT-TERM BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

BONDS--96.56%
CORPORATE BONDS--46.13%
AEROSPACE and DEFENSE--1.72%
               RAYTHEON CO
  $ 500,000      7.900%, 03/01/03 .......................   BAA2  $   512,715
                                                                  -----------
               TOTAL AEROSPACE AND DEFENSE                            512,715
                                                                  -----------
ASSET BACKED--4.63%
               ADVANTA MORTGAGE LOAN TRUST
               SERIES 1998-1 (CLASS A3)
  1,387,014      6.270%, 12/25/17 .......................    AAA    1,381,827
                                                                  -----------
                 TOTAL ASSET BACKED .....................           1,381,827
                                                                  -----------
BASIC INDUSTRIES--3.54%
               INTERNATIONAL PAPER CO
    500,000    g 8.125%, 07/08/05 .......................   BAA1      519,130
                                                                  -----------
               ROHM & HAAS CO
    534,000      6.950%, 07/15/04 .......................     A3      537,738
                                                                  -----------
               TOTAL BASIC INDUSTRIES ...................           1,056,868
                                                                  -----------
CONSUMER CYCLICAL--3.36%
               CLEAR CHANNEL COMMUNICATIONS,
                 INC (SR NOTE)
    500,000      7.250%, 09/15/03 .......................   BAA3      503,775

               DAIMLER-CHRYSLER NA HOLDING
                 (GUARANTEE NOTE)
    500,000      6.670%, 02/15/02 .......................     A1      497,655
                                                                   -----------
               TOTAL CONSUMER CYCLICAL ..................           1,001,430
                                                                  -----------
CONSUMER NON-CYCLICAL--5.07%
               DIAGEO CAPITAL PLC
                 (GUARANTEE NOTE)
 $  500,000      6.625%, 06/24/04 .......................     A1   $  504,630
               SAFEWAY, INC
  1,000,000      7.000%, 09/15/02 .......................   BAA2    1,009,600
                                                                  -----------
               TOTAL CONSUMER NON-CYCLICAL ..............           1,514,230
                                                                  -----------
ENERGY--9.18%
               CONOCO, INC (SR NOTE)
    750,000      5.900%, 04/15/04 .......................     A3      744,728
               K N ENERGY, INC (SR NOTE)
  1,000,000      6.450%, 11/30/01 .......................   BAA2      997,320
               WILLIAMS COS, INC NOTE
  1,000,000      6.200%, 08/01/02 .......................   BAA2      996,160
                                                                  -----------
               TOTAL ENERGY .............................           2,738,208
                                                                  -----------
FINANCIAL SERVICES--13.55%
               CIT EQUIPMENT COLLATERAL
                 SERIES 2000-2 (CLASS A3)
  1,000,000      6.840%, 06/20/04 .......................    AAA    1,014,450
               FIRST UNION CORP
    500,000     7.550%, 08/18/05 ........................     A1      515,630
               FORD MOTOR CREDIT CO
    500,000     6.550%, 09/10/02 ........................     A1      501,515
               GENERAL MOTORS ACCEPTANCE
                CORP NOTE
    500,000     6.850%, 06/17/04 ........................     A2      502,125

+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)


SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  71

       STATEMENT OF INVESTMENTS - SHORT-TERM BOND FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRINCIPAL                                                  RATING+      VALUE
---------                                                  -------  ------------

FINANCIAL SERVICES--(CONTINUED)
               HOUSEHOLD FINANCE CORP NOTE
  $ 500,000      5.875%, 11/01/02 .......................     A2    $ 495,935
               MORGAN STANLEY DEAN WITTER, INC
                 (SR UNSUB)
    500,000      7.125%, 01/15/03 .......................    AA3      508,965
               PNC FUNDING CORP
                 (GUARANTEE NOTE)
    500,000      6.950%, 09/01/02 .......................     A2      503,570
                                                                  -----------
               TOTAL FINANCIAL SERVICES .................           4,042,190
                                                                  -----------
PRODUCER DURABLES--1.69%
               GENERAL ELECTRIC CAPITAL CORP
    500,000       6.650%, 09/03/02 ......................    AAA      505,180
                                                                  -----------
               TOTAL PRODUCER DURABLES ..................             505,180
                                                                  -----------
UTILITIES--3.39%
               SPRINT CAPITAL CORP
                 (GUARANTEE NOTE)
    500,000      7.625%, 06/10/02 .......................   BAA1      501,350
               US WEST COMMUNICATIONS
    500,000    g 7.625%, 06/09/03 .......................     A2      509,820
                                                                  -----------
               TOTAL UTILITIES ..........................           1,011,170
                                                                  -----------
TOTAL CORPORATE BONDS
(COST $13,601,537) ......................................          13,763,818
                                                                  -----------
GOVERNMENT BONDS--50.43%
AGENCY SECURITIES--14.77%
               FEDERAL HOME LOAN
                 MORTGAGE CORP (FHLMC)
  2,500,000        5.000%, 01/15/04 .....................    AAA    2,454,675
               FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION (FNMA)
  2,000,000        4.750%, 11/14/03 .....................    AAA    1,953,440
                                                                  -----------
                                                                    4,408,115
                                                                  -----------
FOREIGN GOVERNMENT BONDS--2.07%
               CANADA GOVERNMENT
    100,000      6.375%, 11/30/04 .......................    AA2      102,233
               ONTARIO PROVINCE CANADA
    500,000      7.375%, 01/27/03 .......................    AA3      515,365
                                                                  -----------
                                                                      617,598
                                                                  -----------
MORTGAGE BACKED SECURITY--6.72%
               FEDERAL HOME LOAN MORTGAGE
                 CORP (FHLMC)
  2,000,000      5.750%, 07/15/03 .......................           2,005,320
                                                                  -----------

PRINCIPAL                                                             VALUE
---------                                                         ------------
U.S. TREASURY SECURITIES--26.87%
               U.S. TREASURY NOTE
$ 1,900,000      6.250%, 02/15/03 ..............................  $ 1,940,071
    500,000      5.250%, 08/15/03 ..............................      501,560
  3,250,000      5.875%, 11/15/04 ..............................    3,334,792
    200,000      6.750%, 05/15/05 ..............................      213,062
    500,000      5.750%, 11/15/05 ..............................      516,330
    900,000      6.875%, 05/15/06 ..............................      973,548
               U.S. TREASURY INFLATION INDEXED
    549,030    l 3.375%, 01/15/07 ..............................      538,565
                                                                  -----------
                                                                    8,017,928
                                                                  -----------

TOTAL GOVERNMENT BONDS
(COST $14,580,627) .............................................   15,048,961
                                                                  -----------
TOTAL BONDS
(COST $28,182,164) .............................................   28,812,779
                                                                  -----------
SHORT TERM INVESTMENT--1.65%
U.S. GOVERNMENT AGENCY--1.65%
               FEDERAL HOME LOAN BANK (FHLB)
    491,000      5.150%, 01/02/01 ..............................      490,930
                                                                  -----------
TOTAL SHORT TERM INVESTMENT
(COST $490,930) ................................................      490,930
                                                                  -----------
TOTAL PORTFOLIO--98.21%
(COST $28,673,094) .............................................   29,303,709
                                                                  -----------
OTHER ASSETS & LIABILITIES, NET--1.79% .........................      535,420
                                                                  -----------
NET ASSETS--100.00% ............................................  $29,839,129
                                                                  ===========

g SECURITY IS EXEMPT FROM REGISTRATION UNDER RULE 144(A) OF THE SECURITIES ACT OF 1933 AND MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED BUYERS. AT DECEMBER 31, 2000, THE VALUE OF THESE SECURITIES AMOUNTED TO $1,028,950 OR 3.45% OF NET ASSETS.
l PRINCIPAL AMOUNT FOR INTEREST ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

AT DECEMBER 31, 2000, THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $28,673,875. NET UNREALIZED APPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $629,834, OF WHICH $631,418 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $1,584 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

     --------------
     OTHER INFORMATION (UNAUDITED)
     THE COMPOSITION OF LONG-TERM DEBT HOLDINGS AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN DEBT SECURITIES IS AS FOLLOWS:

                                 MOODY'S RATINGS

                             AAA, AA, A       47.72%
                             BAA              17.49%

U.S. GOVERNMENT OBLIGATIONS REPRESENT 34.79% OF THE LONG-TERM DEBT PORTFOLIO VALUE AND ARE NOT REFLECTED IN THE ABOVE RATINGS.

+  AS PROVIDED BY MOODY'S INVESTORS SERVICES (UNAUDITED)


72   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS - SOCIAL CHOICE EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
  --------                                                           -------

COMMON STOCK--98.82%
BASIC INDUSTRIES--1.96%
      2,613      AIR PRODUCTS & CHEMICALS, INC .................    $ 107,133
      2,362    * BIRMINGHAM STEEL CORP .........................        2,362
        825      CABOT CORP ....................................       21,759
        203    * CABOT MICROELECTRONICS CORP ...................       10,543
      4,964      CROWN CORK & SEAL CO, INC .....................       36,919
      1,600      ECOLAB, INC ...................................       69,100
        205      FLEETWOOD ENTERPRISES, INC ....................        2,152
        334      FULLER (H.B.) CO ..............................       13,177
      3,528      MASCO CORP ....................................       90,625
        214      NCH CORP ......................................        8,132
      1,898      NUCOR CORP ....................................       75,326
      1,055      POLYONE CORP ..................................        6,198
      3,004      PPG INDUSTRIES, INC ...........................      139,122
        946      SCHULMAN (A.), INC ............................       10,879
      1,206      SIGMA ALDRICH CORP ............................       47,410
      2,271      SONOCO PRODUCTS CO ............................       49,110
      2,116    * STORA ENSO OYJ (SPONS ADR) ....................       24,863
        214      WD-40 CO ......................................        4,159
      5,400      WORTHINGTON INDUSTRIES, INC ...................       43,537
                                                                   -----------
                 TOTAL BASIC INDUSTRIES ........................      762,506
                                                                   -----------
CONSUMER CYCLICAL--8.40%
      1,830    * AT & T - LIBERTY MEDIA GROUP (CLASS A) ........       24,819
         67      BANDAG, INC ...................................        2,717
      2,276    * CLEAR CHANNEL COMMUNICATIONS, INC .............      110,243
        662      DARDEN RESTAURANTS, INC .......................       15,143
      6,100      DELPHI AUTOMOTIVE SYSTEMS CORP ................       68,625
      9,129      DISNEY (WALT) CO ..............................      264,170
        619      DOW JONES & CO, INC ...........................       35,050
        828      FEDERAL-MOGUL CORP ............................        1,914
        204    * FEDERATED DEPARTMENT STORES, INC ..............        7,140
      1,796      GANNETT CO, INC ...............................      113,260
      2,691      GAP, INC ......................................       68,620
      3,130      GENUINE PARTS CO ..............................       81,966
        429      GRACO, INC ....................................       17,749
      1,064    * K MART CORP ...................................        5,652
        399      KNIGHT-RIDDER, INC ............................       22,693
        500    * KOHL'S CORP ...................................       30,500
        600      LIMITED, INC ..................................       10,237
        162      LIZ CLAIBORNE, INC ............................        6,743
        719      MAY DEPARTMENT STORES CO ......................       23,547
      7,851      MCDONALD'S CORP ...............................      266,934
      1,699      MCGRAW HILL COS, INC ..........................       99,603
        392      MODINE MANUFACTURING CO .......................        8,134
        825      NEW YORK TIMES CO (CLASS A) ...................       33,051
      1,320      NIKE, INC (CLASS B) ...........................       73,672
      1,005      OMNICOM GROUP, INC ............................       83,289
        675      PENNEY, (J.C.) CO, INC ........................        7,340
        397      ROUSE CO ......................................       10,123
      1,159      SEARS ROEBUCK & CO ............................       40,275
      5,094      SYSCO CORP ....................................      152,820
      2,354      TARGET CORP ...................................       75,916
      5,372      TIME WARNER, INC ..............................      280,633
      1,027      TRIBUNE CO ....................................       43,390
        458      V.F. CORP .....................................       16,597
      6,269    * VIACOM, INC (CLASS B) .........................      293,074
     15,836      WAL-MART STORES, INC ..........................      841,288
        460      WHIRLPOOL CORP ................................       21,936
                                                                   -----------
                 TOTAL CONSUMER CYCLICAL .......................    3,258,863
                                                                   -----------
CONSUMER NON-CYCLICAL--9.87%
      1,794      ALBERTSON'S, INC ..............................       47,541
      1,225      AVON PRODUCTS, INC ............................       58,646
        600    * BEST BUY CO, INC ..............................       17,737
      1,803      CAMPBELL SOUP CO ..............................       62,428
      1,523      CLOROX CO .....................................       54,066
     10,139      COCA COLA CO ..................................      617,845
      1,162      COCA COLA ENTERPRISES, INC ....................       22,078
      3,103      COLGATE PALMOLIVE CO ..........................      200,298
        893    * COSTCO WHOLESALE CORP .........................       35,664
      1,357      CVS CORP ......................................       81,335
      1,734      GENERAL MILLS, INC ............................       77,271
      5,014      GILLETTE CO ...................................      181,130
      1,087      HASBRO, INC ...................................       11,549
      2,108      HEINZ (H.J.) CO ...............................       99,998
        782      HERSHEY FOODS CORP ............................       50,341
      8,584      HOME DEPOT, INC ...............................      392,181
        723    * INTERNATIONAL FLAVORS & FRAGRANCES, INC ........       14,685
      1,864      KELLOGG CO ....................................       48,930
      2,839    * KROGER CO .....................................       76,830
      1,321      LOWE'S COS, INC ...............................       58,784
      3,742      MATTEL, INC ...................................       54,034
        112      MCCORMICK & CO, INC (NON-VOTE) ................        4,039
      1,767      NEWELL RUBBERMAID, INC ........................       40,199
      1,150      PEPSI BOTTLING GROUP, INC .....................       45,928
      6,210      PEPSICO, INC ..................................      307,783
      6,285      PROCTER & GAMBLE CO ...........................      492,979
        815      QUAKER OATS CO ................................       79,360
        567      RADIOSHACK CORP ...............................       24,274
      1,000      RALSTON PURINA CO .............................       26,125
      1,808    * SAFEWAY, INC ..................................      113,000
        422    * TOYS `R' US, INC ..............................        7,042
      2,984      UNILEVER NV (NEW YORK SHS) ....................      187,805
      4,115      WALGREEN CO ...................................      172,058
        313      WHITMAN CORP ..................................        5,125
        640      WRIGLEY (WM) JR CO ............................       61,320
                                                                   -----------
                 TOTAL CONSUMER NON-CYCLICAL ...................    3,830,408
                                                                   -----------
ENERGY--3.67%
      3,261      ANADARKO PETROLEUM CORP .......................      231,791
      1,645      APACHE CORP ...................................      115,252
      3,000      BAKER HUGHES, INC .............................      124,687
        381    * BJ SERVICES CO ................................       26,241
      3,092      BURLINGTON RESOURCES, INC .....................      156,146
      1,169      DEVON ENERGY CORP (NEW) .......................       71,273
      1,390    * GRANT PRIDECO, INC ............................       30,493

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  73

   STATEMENT OF INVESTMENTS -- SOCIAL CHOICE EQUITY FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

ENERGY--(CONTINUED)
      3,500      HALLIBURTON CO ................................    $ 126,875
      1,204      HELMERICH & PAYNE, INC ........................       52,825
      1,201      MITCHELL ENERGY & DEVELOPMENT
                   CORP (CLASS A) ..............................       73,561
      1,753      MURPHY OIL CORP ...............................      105,946
      1,041    * NABORS INDUSTRIES, INC ........................       61,575
      1,285      NOBLE AFFILIATES, INC .........................       59,110
        712    * NOBLE DRILLING CORP ...........................       30,927
      1,564    * PARKER DRILLING CO ............................        7,917
        959    * ROWAN COS, INC ................................       25,893
        372    * SMITH INTERNATIONAL, INC ......................       27,737
      1,607      TRANSOCEAN SEDCO FOREX, INC ...................       73,922
        490    * WEATHERFORD INTERNATIONAL, INC ................       23,152
                                                                   -----------
                 TOTAL ENERGY ..................................    1,425,323
                                                                   -----------
FINANCIAL SERVICES--21.46%
      1,600      AEGON NV ARS ..................................       66,300
      1,000      AFLAC, INC ....................................       72,187
      3,251      ALLSTATE CORP .................................      141,621
      6,853      AMERICAN EXPRESS CO ...........................      376,485
      1,930      AMERICAN GENERAL CORP .........................      157,295
      9,688      AMERICAN INTERNATIONAL GROUP, INC .............      954,874
      8,081      BANK OF AMERICA CORP ..........................      370,715
      3,360      BANK OF NEW YORK CO, INC ......................      185,430
      5,184      BANK ONE CORP .................................      189,864
        203      BEAR STEARNS COS, INC .........................       10,289
        700      CAPITAL ONE FINANCIAL CORP ....................       46,068
        380      CARRAMERICA REALTY CORP .......................       11,898
        659      CHUBB CORP ....................................       57,003
     19,887      CITIGROUP, INC ................................    1,015,480
        120    * CNA FINANCIAL CORP ............................        4,650
        100      COLONIAL PROPERTIES TRUST .....................        2,606
        789      CONSECO, INC ..................................       10,404
      1,217      CRESCENT REAL ESTATE EQUITIES CO ..............       27,078
        684      DUKE-WEEKS REALTY CORP ........................       16,843
        400      EQUITY OFFICE PROPERTIES TRUST ................       13,050
      3,375      FHLMC .........................................      232,453
      1,814      FIFTH THIRD BANCORP ...........................      108,386
        100      FINOVA GROUP, INC .............................           93
      5,410      FIRST UNION CORP ..............................      150,465
      3,600      FIRSTAR CORP ..................................       83,700
      4,185      FLEETBOSTON FINANCIAL CORP ....................      157,199
      4,926      FNMA ..........................................      427,329
      1,050    * GARTNER GROUP, INC (CLASS A) ..................        7,245
        400      HIGHWOODS PROPERTIES, INC .....................        9,950
      2,888      HOUSEHOLD INTERNATIONAL, INC ..................      158,840
        310      JEFFERSON-PILOT CORP ..........................       23,172
        300      JOHN HANCOCK FINANCIAL
                   SERVICES, INC ...............................       11,287
      6,974      JP MORGAN CHASE & CO ..........................      424,816
      1,236      KEYCORP .......................................       34,608
        850      LEUCADIA NATIONAL CORP ........................       30,121
      2,549      MARSH & MCLENNAN COS, INC .....................      298,233
      4,181      MBNA CORP .....................................      154,435
      1,977      MELLON FINANCIAL CORP .........................       97,243
      3,464      MERRILL LYNCH & CO, INC .......................      236,201
      4,477      MORGAN STANLEY DEAN WITTER & CO ...............      354,802
      2,660      NATIONAL CITY CORP ............................       76,475
        700      NORTHERN TRUST CORP ...........................       57,093
      2,649      PNC FINANCIAL SERVICES GROUP, INC .............      193,542
      1,548      PROVIDIAN FINANCIAL CORP ......................       89,010
        176      SAFECO CORP ...................................        5,786
      5,205      SCHWAB (CHARLES) CORP .........................      147,691
      1,192      SIMON PROPERTY GROUP, INC .....................       28,608
        288      SPIEKER PROPERTIES, INC .......................       14,436
        452      ST. PAUL COS, INC .............................       24,549
        500      STATE STREET CORP .............................       62,105
        100      STORAGE U.S.A., INC ...........................        3,175
      1,358      SUNTRUST BANKS, INC ...........................       85,554
        342      THE GOLDMAN SACHS GROUP, INC ..................       36,572
      3,140      U.S. BANCORP ..................................       91,648
        873      USA EDUCATION, INC ............................       59,364
      1,045      WACHOVIA CORP .................................       60,740
      2,260      WASHINGTON MUTUAL, INC ........................      119,921
        651      WEINGARTEN REALTY INVESTORS, INC ..............       28,481
      7,401      WELLS FARGO CO ................................      412,143
                                                                   -----------
                 TOTAL FINANCIAL SERVICES ......................    8,327,611
                                                                   -----------
HEALTH CARE--14.72%
        400      AETNA, INC (NEW) ..............................       16,425
        795      ALLERGAN, INC .................................       76,965
      1,240    * ALZA CORP .....................................       52,700
      4,200    * AMGEN, INC ....................................      268,536
        800      APPLERA CORP
                  (APPLIED BIOSYSTEMS GROUP) ...................       75,250
        283      BAUSCH & LOMB, INC ............................       11,443
      2,027    * BAXTER INTERNATIONAL, INC .....................      179,009
      1,739      BECTON DICKINSON & CO .........................       60,212
        650      BERGEN BRUNSWIG CORP (CLASS A) ................       10,289
      1,047      BIOMET, INC ...................................       41,552
      2,449    * BOSTON SCIENTIFIC CORP ........................       33,520
      8,855      BRISTOL MYERS SQUIBB CO .......................      654,717
      1,329      CARDINAL HEALTH, INC ..........................      132,401
        891      CIGNA CORP ....................................      117,879
        145    * EDWARDS LIFESCIENCES CORP .....................        2,573
        444    * FOREST LABORATORIES, INC ......................       58,996
      1,638    * GENZYME CORP
                   (BIOSURGERY DIVISION) .......................       14,230
        220    * GENZYME CORP (GENERAL DIVISION) ...............       19,786
        154    * GENZYME-MOLECULAR ONCOLOGY ....................        1,414
      1,460    * GUIDANT CORP ..................................       78,748
      4,350      HCA-THE HEALTHCARE CO .........................      191,443
        451      HILLENBRAND INDUSTRIES, INC ...................       23,226
        700    * HUMANA, INC ...................................       10,675
      1,675      IMS HEALTH, INC ...............................       45,225
        192    * IVAX CORP .....................................        7,353
      6,646      JOHNSON & JOHNSON CO ..........................      698,245
         62    * LIFEPOINT HOSPITALS, INC ......................        3,107
      4,700      LILLY (ELI) & CO ..............................      437,393

74   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS -- SOCIAL CHOICE EQUITY FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

HEALTH CARE--(CONTINUED)
      1,105      MCKESSON HBOC, INC ............................   $   39,658
      5,940      MEDTRONIC, INC ................................      358,627
      9,587      MERCK & CO, INC ...............................      897,583
        205      MYLAN LABORATORIES, INC .......................        5,163
     10,652      PFIZER, INC ...................................      489,991
      1,237      PHARMACIA CORP ................................       75,457
      6,262      SCHERING-PLOUGH CORP ..........................      355,368
        283    * ST. JUDE MEDICAL, INC .........................       17,386
         78    * SYNAVANT, INC .................................          365
      1,914      TENET HEALTHCARE CORP .........................       85,053
        118    * TRIAD HOSPITALS, INC ..........................        3,842
      1,000      UNITEDHEALTH GROUP, INC .......................       61,375
                                                                   -----------
                 TOTAL HEALTH CARE .............................    5,713,180
                                                                   -----------

OTHER--0.28%
        808    * DUN & BRADSTREET CORP (NEW) ...................       20,907
      1,250      FIRST INDUSTRIAL REALTY TRUST, INC ............       42,500
        377      LIBERTY PROPERTY TRUST CO .....................       10,768
      1,217      MOODY'S CORP ..................................       31,261
        100    * R.H. DONNELLEY CORP ...........................        2,431
                                                                   -----------
                 TOTAL OTHER ...................................      107,867
                                                                   -----------
PRODUCER DURABLES--3.58%
        561      BALDOR ELECTRIC CO ............................       11,851
      2,100      COOPER INDUSTRIES, INC ........................       96,468
        534      CUMMINS ENGINE CO, INC ........................       20,258
      1,767      DEERE & CO ....................................       80,950
      3,678      EMERSON ELECTRIC CO ...........................      289,872
        524      GRAINGER (W.W.), INC ..........................       19,126
      1,700      HARLEY DAVIDSON, INC ..........................       67,575
      2,601      ILLINOIS TOOL WORKS, INC ......................      154,922
      1,544      INGERSOLL-RAND CO .............................       64,655
      3,783      MINNESOTA MINING &
                   MANUFACTURING CO ............................      455,851
        476      NORDSON CORP ..................................       12,138
      2,547      PITNEY BOWES, INC .............................       84,369
        938      THOMAS & BETTS CORP ...........................       15,183
      3,773      XEROX CORP ....................................       17,450
                                                                   -----------
                 TOTAL PRODUCER DURABLES .......................    1,390,668
                                                                   -----------

TECHNOLOGY--22.73%
      1,749    * 3COM CORP .....................................       14,866
      3,000    * ADC TELECOMMUNICATIONS, INC ...................       54,375
      1,706    * ADVANCED MICRO DEVICES, INC ...................       23,564
      1,123    * AGILENT TECHNOLOGIES, INC .....................       61,484
      2,000    * ALTERA CORP ...................................       52,625
      8,119    * AMERICA ONLINE, INC ...........................      282,541
      1,100    * AMERICAN POWER CONVERSION CORP ................       13,612
      1,700    * ANALOG DEVICES, INC ...........................       87,018
      1,394    * APPLE COMPUTER, INC ...........................       20,735
      3,734    * APPLIED MATERIALS, INC ........................      142,592
      4,083      AUTOMATIC DATA PROCESSING, INC ................      258,504
        928    * AVAYA, INC ....................................        9,570
      1,623      AVERY DENNISON CORP ...........................       89,062
        596      AVNET, INC ....................................       12,814
        900    * BROADCOM CORP (CLASS A) .......................       75,600
     25,200    * CISCO SYSTEMS, INC ............................      963,900
      6,766      COMPAQ COMPUTER CORP ..........................      101,828
      1,999      COMPUTER ASSOCIATES
                   INTERNATIONAL, INC ..........................       38,980
      3,627      CORNING, INC ..................................      191,550
      9,300    * DELL COMPUTER CORP ............................      162,168
        442      DELUXE CORP ...................................       11,169
        152      DIEBOLD, INC ..................................        5,073
      2,368      ELECTRONIC DATA SYSTEMS CORP ..................      136,752
      7,942    * EMC CORP ......................................      528,143
      1,759      FIRST DATA CORP ...............................       92,677
      1,255    * GATEWAY, INC ..................................       22,577
      7,566      HEWLETT-PACKARD CO ............................      238,801
        569      IKON OFFICE SOLUTIONS, INC ....................        1,422
        103    * IMATION CORP ..................................        1,596
     25,300      INTEL CORP ....................................      760,581
      6,821      INTERNATIONAL BUSINESS
                   MACHINES CORP ...............................      579,785
      1,600    * LSI LOGIC CORP ................................       27,344
     13,240      LUCENT TECHNOLOGIES, INC ......................      178,740
        200    * MERCURY INTERACTIVE CORP ......................       18,050
      2,532    * MICRON TECHNOLOGY, INC ........................       89,886
     18,600    * MICROSOFT CORP ................................      806,775
      1,438      MOLEX, INC ....................................       51,049
      1,154    * NATIONAL SEMICONDUCTOR CORP ...................       23,224
      1,100    * NETWORK APPLIANCE, INC ........................       70,606
     11,600      NORTEL NETWORKS CORP (U.S.) ...................      371,925
        853    * NOVELL, INC ...................................        4,451
     19,200    * ORACLE CORP ...................................      558,000
      2,104    * PALM, INC .....................................       59,569
      2,000      PAYCHEX, INC ..................................       97,250
      2,700    * QUALCOMM, INC .................................      221,906
        370    * SENSORMATIC ELECTRONICS CORP ..................        7,423
      1,400    * SIEBEL SYSTEMS, INC ...........................       94,675
      2,688    * SOLECTRON CORP ................................       91,123
     11,700    * SUN MICROSYSTEMS, INC .........................      326,137
      1,880    * TELLABS, INC ..................................      106,220
      7,074      TEXAS INSTRUMENTS, INC ........................      335,130
      1,300    * VERITAS SOFTWARE CORP .........................      113,750
        439    * VISHAY INTERTECHNOLOGY, INC ...................        6,639
      1,500    * XILINX, INC ...................................       69,187
      1,900    * YAHOO, INC ....................................       57,118
                                                                   -----------
                 TOTAL TECHNOLOGY ..............................    8,822,141
                                                                   -----------

TRANSPORTATION--0.74%
        759    * AMR CORP ......................................       29,743
        284      ARNOLD INDUSTRIES, INC. .......................        5,112
        504      DELTA AIRLINES, INC ...........................       25,294
      1,446    * FEDEX CORP ....................................       57,782
      4,685      NORFOLK SOUTHERN CORP .........................       62,369
         68      RYDER SYSTEM, INC .............................        1,130
        576      SABRE HOLDINGS CORP ...........................       24,840
      2,293      SOUTHWEST AIRLINES CO .........................       76,884
        100    * U.S. AIRWAYS GROUP, INC .......................        4,056
                                                                   ----------
                 TOTAL TRANSPORTATION                                 287,210
                                                                   ----------

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  75

    STATEMENT OF INVESTMENTS - SOCIAL CHOICE EQUITY FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

UTILITIES--11.41%
      1,096      AGL RESOURCES, INC ............................     $ 24,180
        951      ALLTEL CORP ...................................       59,378
     14,944      AT & T CORP ...................................      258,718
      7,932      BELLSOUTH CORP ................................      324,716
      3,600    * COMCAST CORP (CLASS A) SPECIAL ................      150,300
        751    * COX COMMUNICATIONS, INC (CLASS A) .............       34,968
      2,542      EL PASO ENERGY CORP ...........................      182,070
      4,803      ENRON CORP ....................................      399,249
        844      EQUITABLE RESOURCES, INC ......................       56,337
      1,250    * GLENAYRE TECHNOLOGIES, INC ....................        4,414
      2,600    * GLOBAL CROSSING LTD ...........................       37,212
      1,857      IDACORP, INC ..................................       91,109
      2,545      KEYSPAN CORP ..................................      107,844
      1,366      MCN ENERGY GROUP, INC .........................       37,821
      1,200      NATIONAL FUEL GAS CO ..........................       75,525
      2,144    * NEXTEL COMMUNICATIONS, INC
                   (CLASS A) ...................................       53,064
      1,366      NICOR, INC ....................................       58,994
      4,373      NISOURCE, INC .................................      134,469
      1,086    * NISOURCE, INC (SAILS) .........................        2,986
      4,887      OGE ENERGY CORP ...............................      119,426
      1,079      PEOPLES ENERGY CORP ...........................       48,285
      5,773      POTOMAC ELECTRIC POWER CO .....................      142,650
      5,059      PUGENT ENERGY, INC ............................      140,703
      3,795    * QWEST COMMUNICATIONS
                   INTERNATIONAL , INC .........................      155,595
     13,048      SBC COMMUNICATIONS, INC .......................      623,042
        210      SOUTHERN UNION CO .............................        5,565

   SHARES/PRINCIPAL                                                   VALUE
  -------------------                                                -------

      3,215      SPRINT CORP (FON GROUP) .......................  $    65,304
      2,579    * SPRINT CORP (PCS GROUP) .......................       52,708
      4,368      TECO ENERGY, INC ..............................      141,414
     10,376      VERIZON COMMUNICATIONS ........................      520,244
      4,525      WILLIAMS COS, INC .............................      180,717
      9,800    * WORLDCOM, INC .................................      137,812
                                                                  ------------
                 TOTAL UTILITIES ...............................    4,426,819
                                                                  ------------

TOTAL COMMON STOCK
(COST $40,560,185) .............................................  $38,352,596
                                                                  ------------
SHORT TERM INVESTMENT--2.47%
U.S. GOVERNMENT AND AGENCY--2.47%
   $958,000    FEDERAL HOME LOAN BANK (FHLB)
                 5.150%, 01/02/01 ..............................      957,862
                                                                  ------------
TOTAL SHORT TERM INVESTMENT
(COST $957,862) ................................................      957,862
                                                                  ------------
TOTAL PORTFOLIO--101.29%
(COST $41,518,047) .............................................   39,310,458
                                                                  ------------
OTHER ASSETS & LIABILITIES, NET--(1.29%) .......................     (498,850)
                                                                  ------------
NET ASSETS--100.00% ............................................  $38,811,608
                                                                  ============

-----------
o NON-INCOME PRODUCING

THE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS THE AMOUNT DISCLOSED ABOVE.


        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------
PREFERRED STOCK--0.00%
FINANCIAL SERVICES--0.00%
         26    *CORRECTIONS CORP OF AMERICA
                 (CLASS B) .....................................    $     188
                                                                  ------------
               TOTAL FINANCIAL SERVICES ........................          188
                                                                  ------------
TOTAL PREFERRED STOCK
(COST $ 454) ...................................................          188
                                                                  ------------
COMMON STOCK--98.96%
AEROSPACE and DEFENSE--1.01%
        103      AAR CORP ......................................        1,300
        148    * ALLIANT TECHSYSTEMS, INC ......................        9,879
        100    * ARMOR HOLDINGS, INC ...........................        1,743
         69    * AVIALL, INC ...................................          349
      4,619      BOEING CO .....................................      304,854
        504    * ECHOSTAR COMMUNICATIONS CORP
                   (CLASS A) ...................................       11,466
        821      GENERAL DYNAMICS CORP .........................       64,038
      3,604    * GENERAL MOTORS CORP (CLASS H) .................       82,892
         19      HEICO CORP ....................................          296
          1      HEICO CORP (CLASS A) ..........................           11
         56    * HEXCEL CORP ...................................          500
         85      KAMAN CORP (CLASS A) ..........................        1,434
   SHARES                                                              VALUE
  --------                                                            -------
         45    * KELLSTROM INDUSTRIES, INC .....................        $ 132
      1,972      LOCKHEED MARTIN CORP ..........................       66,949
         16    * MOOG, INC (CLASS A) ...........................          464
        169     *MOTIENT CORP ..................................          676
        362      NORTHROP GRUMMAN CORP .........................       30,046
        141    * ORBITAL SCIENCES CORP .........................          581
        160    * PANAMSAT CORP .................................        5,550
         82    * PEGASUS COMMUNICATIONS CORP ...................        2,111
        174      PERKINELMER, INC ..............................       18,270
        184      PRECISION CAST PARTS CORP .....................        7,739
      1,774      RAYTHEON CO (CLASS B) .........................       55,104
        221    * REMEC, INC ....................................        2,127
        192    * TELEDYNE TECHNOLOGIES, INC ....................        4,536
        144    * TRIUMPH GROUP, INC ............................        5,904
                                                                  ------------
                 TOTAL AEROSPACE AND DEFENSE ...................      678,951
                                                                  ------------

BASIC INDUSTRIES--3.06%
         13    * AEP INDUSTRIES, INC ...........................          580
      1,198      AIR PRODUCTS & CHEMICALS, INC .................       49,118
        235    * AIRGAS, INC ...................................        1,600
        392      AK STEEL HOLDINGS CORP ........................        3,430
         71    * ALBANY INTERNATIONAL CORP
                   (CLASS A) (NEW) .............................          954

76   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

BASIC INDUSTRIES--(CONTINUED)
         92      ALBEMARLE CORP ................................     $  2,277
      4,530      ALCOA, INC ....................................      151,755
        324      ALLEGHENY TECHNOLOGIES, INC ...................        5,143
         25    * ALLTRISTA CORP ................................          337
        101      AMCOL INTERNATIONAL CORP ......................          479
        366    * AMERICAN STANDARD COS, INC ....................       18,048
         18      AMERICAN WOODMARK CORP ........................          283
        219      APTARGROUP, INC ...............................        6,433
         82      ARCH CHEMICALS, INC ...........................        1,455
        129      ARCH COAL, INC ................................        1,822
        235      ARMSTRONG HOLDINGS, INC .......................          484
         43      AVIATION SALES CO .............................          107
        114      BALL CORP .....................................        5,251
        493    * BATTLE MOUNTAIN GOLD CO .......................          831
        181      BEMIS CO ......................................        6,074
        494    * BETHLEHEM STEEL CORP ..........................          864
        427      BLACK & DECKER CORP ...........................       16,759
        298      BOISE CASCADE CORP ............................       10,020
        195      BOWATER, INC ..................................       10,993
         61      BRUSH ENGINEERED MATERIALS, INC ...............        1,231
         95    * BUCKEYE TECHNOLOGIES, INC .....................        1,335
         20      BUTLER MANUFACTURING CO .......................          506
        483      CABOT CORP ....................................       12,739
        107    * CABOT MICROELECTRONICS CORP ...................        5,557
        128      CALGON CARBON CORP ............................          728
         88      CAMBREX CORP ..................................        3,982
         96      CARAUSTAR INDUSTRIES, INC .....................          900
        213      CARLISLE COS, INC .............................        9,145
         69      CARPENTER TECHNOLOGY CORP .....................        2,415
         41      CASTLE (A.M.) & CO ............................          410
        395    * CELGENE CORP ..................................       12,837
         31      CENTEX CONSTRUCTION PRODUCTS, INC .............          846
        323      CENTEX CORP ...................................       12,132
        153    * CHAMPION ENTERPRISES, INC .....................          420
         34      CHEMED CORP ...................................        1,143
         68      CHEMFIRST, INC ................................        1,500
         80      CHESAPEAKE CORP ...............................        1,645
         90      CLARCOR, INC ..................................        1,861
        503      CLAYTON HOMES, INC ............................        5,784
        142      CLEVELAND CLIFFS, INC .........................        3,061
        233    * COLLINS & AIKMAN CORP .........................          975
        113    * COMFORT SYSTEMS U.S.A., INC ...................          240
        147      COMMERCIAL METALS CO ..........................        3,270
         85      CONSOL ENERGY, INC ............................        2,374
        535      CROMPTON CORP .................................        5,617
         27    * CROSSMANN COMMUNITIES, INC ....................          567
        587      CROWN CORK & SEAL CO, INC .....................        4,365
        161    * CYTEC INDUSTRIES, INC .........................        6,429
        305    * DAL-TILE INTERNATIONAL, INC ...................        4,327
         57    * DEL WEBB CORP .................................        1,667
        147      DELTIC TIMBER CORP ............................        3,509
         83    * DIONEX CORP ...................................        2,863
      3,478      DOW CHEMICAL CO ...............................      127,381
      5,093      DU PONT (E.I.) DE NEMOURS & CO ................      246,055
        100      EARTHSHELL CORP ...............................          128
        395      EASTMAN CHEMICAL CO ...........................       19,256
        625      ECOLAB, INC ...................................       26,992
         74      ELCOR CORP ....................................        1,248
         32      EMCOR GROUP, INC ..............................          816
        324    * ENCOMPASS SERVICES CORP .......................        1,640
        100    * ENERGY CONVERSION DEVICES, INC ................        2,025
        623      ENGELHARD CORP ................................       12,693
        235      ETHYL CORP ....................................          337
         79    b*FAMILY GOLF CENTERS, INC ......................            2
        233      FERRO CORP ....................................        5,359
        126      FLEETWOOD ENTERPRISES, INC ....................        1,323
         71      FLORIDA ROCK INDUSTRIES, INC ..................        2,777
        386    * FLUOR CORP (NEW) ..............................       12,762
         99    * FMC CORP ......................................        7,097
        153      FOSTER WHEELER CORP ...........................          803
        526    * FREEPORT-MCMORAN COPPER &
                   GOLD, INC (CLASS B) .........................        4,503
        250      FULLER (H.B.) CO ..............................        9,863
        201    * GAYLORD CONTAINER CORP (CLASS A) ..............          201
         57      GENTEK, INC ...................................          940
        217      GEORGIA GULF CORP .............................        3,702
      1,185      GEORGIA-PACIFIC CORP
                   (PACKING GROUP) .............................       36,883
        425      GEORGIA-PACIFIC CORP
                   (TIMBER GROUP) ..............................       12,723
         28      GIBRALTAR STEEL CORP ..........................          491
         97      GLATFELTER (P.H.) CO ..........................        1,207
        491      GOODRICH (B.F.) CO ............................       17,860
        249    * GRACE W.R. & CO ...............................          793
         71      GRANITE CONSTRUCTION, INC .....................        2,054
        192      GREAT LAKES CHEMICAL CORP .....................        7,140
        100      GREIF BROTHERS CORP (CLASS A) .................        2,850
        600      HERCULES, INC .................................       11,437
      1,277      HOMESTAKE MINING CO ...........................        5,347
        307      HORTON (D.R.), INC ............................        7,502
        395      ICN PHARMACEUTICALS, INC ......................       12,121
        476      IMC GLOBAL, INC ...............................        7,407
         55      IMCO RECYCLING, INC ...........................          292
         75    * INSITUFORM TECHNOLOGIES, INC
                   (CLASS A) ...................................        2,990
        116    * INTEGRATED ELECTRICAL SERVICES, INC ...........          688
      2,485      INTERNATIONAL PAPER CO ........................      101,419
         56    * INTERNATIONAL SPECIALTY
                   PRODUCTS, INC ...............................          374
         49      INTERPOOL, INC ................................          836
         79    * IVEX PACKAGING CORP ...........................          864
         83    * JACOBS ENGINEERING GROUP, INC .................        3,833
        110    * KAISER ALUMINUM CORP ..........................          405
        180      KAUFMAN & BROAD HOME CORP .....................        6,063
      2,800      KIMBERLY-CLARK CORP ...........................      197,932
        224      LAFARGE CORP ..................................        5,292
        247      LENNAR CORP ...................................        8,953
        200      LENNOX INTERNATIONAL, INC .....................        1,550
         12      LIQUI-BOX CORP ................................          447

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  77

       STATEMENT OF INVESTMENTS -- EQUITY INDEX FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

BASIC INDUSTRIES--(CONTINUED)
         85    * LONE STAR TECHNOLOGIES, INC ...................     $  3,272
        295      LONGVIEW FIBRE CO .............................        3,982
        501      LOUISIANA PACIFIC CORP ........................        5,072
         38      LSI INDUSTRIES, INC ...........................          776
        376      LTV CORP ......................................          129
        306      LUBRIZOL CORP .................................        7,879
         59    * LYDALL, INC ...................................          512
        410      LYONDELL CHEMICAL CO ..........................        6,278
         58      MACDERMID, INC ................................        1,102
        176      MARTIN MARIETTA MATERIALS, INC ................        7,444
      2,269      MASCO CORP ....................................       58,284
        386      MASSEY ENERGY CO ..............................        4,921
        100    * MATTSON TECHNOLOGY, INC .......................        1,031
         16    * MAXXAM, INC ...................................          243
         84      MDC HOLDINGS, INC .............................        2,767
        486      MEAD CORP .....................................       15,248
         11    * MESTEK, INC ...................................          183
        114      METALS U.S.A., INC ............................          320
        267      METRIS COS, INC ...............................        7,025
        257      MILLENNIUM CHEMICAL, INC ......................        4,658
         71      MINERALS TECHNOLOGIES, INC ....................        2,427
         98      MISSISSIPPI CHEMICAL CORP .....................          308
        232    * MUELLER INDUSTRIES, INC .......................        6,220
         76      NATIONAL STEEL CORP (CLASS B) .................           90
         10      NCH CORP ......................................          380
         69    * NCI BUILDING SYSTEMS, INC .....................        1,298
        931      NEWMONT MINING CORP ...........................       15,885
         82      NL INDUSTRIES, INC ............................        1,988
         36    * NORTEK, INC ...................................          852
        100    * NS GROUP, INC .................................          945
        428      NUCOR CORP ....................................       16,986
         38    * NVR, INC ......................................        4,696
        200    * OAK TECHNOLOGY, INC ...........................        1,737
        109    * OAKLEY, INC ...................................        1,471
        177      OAKWOOD HOMES CORP ............................          110
         45    * OCTEL CORP ....................................          517
        152      OLIN CORP .....................................        3,363
         90      OM GROUP, INC .................................        4,916
        124      OMNOVA SOLUTIONS, INC .........................          744
         97      OREGON STEEL MILLS, INC .......................          103
        189    b OWENS CORNING CO ..............................          153
        665    * OWENS ILLINOIS, INC ...........................        3,782
        200    * PACKAGING CORP OF AMERICA .....................        3,225
        834    * PACTIV CORP ...................................       10,320
         69    * PALM HARBOR HOMES, INC ........................        1,086
        161      PENTAIR, INC ..................................        3,894
        382      PHELPS DODGE CORP .............................       21,320
         16      PITT-DES MOINES, INC ..........................          526
        200      PLUM CREEK TIMBER CO, INC .....................        5,200
        342      POLYONE CORP ..................................        2,009
        100      POPE & TALBOT, INC ............................        1,681
         98      POTLATCH CORP .................................        3,289
        854      PPG INDUSTRIES, INC ...........................       39,550
        799      PRAXAIR, INC ..................................       35,455
        121      PULTE CORP ....................................      $ 5,104
         54      QUANEX CORP ...................................        1,086
        105      RAYONIER, INC .................................        4,180
         71      RELIANCE STEEL & ALUMINUM CO ..................        1,757
         46      ROCK-TENN CO (CLASS A) ........................          342
        461      ROHM & HAAS CO ................................       16,740
         33      ROUGE INDUSTRIES, INC (CLASS A) ...............           59
        407      RPM, INC ......................................        3,484
         57    * RTI INTERNATIONAL METALS, INC .................          815
         51      RYERSON TULL, INC .............................          420
         54      RYLAND GROUP, INC .............................        2,200
        116      SCHULMAN (A.), INC ............................        1,334
        100    * SCICLONE PHARMACEUTICALS, INC .................          400
        414    * SEALED AIR CORP ...............................       12,627
        200    * SHAW GROUP, INC ...............................       10,000
        732      SHERWIN-WILLIAMS CO ...........................       19,260
        380      SIGMA ALDRICH CORP ............................       14,938
         41    * SILGAN HOLDINGS, INC ..........................          369
          1    * SIMIONE CENTRAL HOLDINGS, INC .................            3
         31    * SIMPSON MANUFACTURING CO, INC .................        1,581
         34      SKYLINE CORP ..................................          643
        638    * SMURFIT-STONE CONTAINER CORP ..................        9,530
        515      SOLUTIA, INC ..................................        6,180
        484      SONOCO PRODUCTS CO ............................       10,466
         95      SOUTHERN PERU COPPER CORP .....................        1,223
         57      SPARTECH CORP .................................        1,172
        222      ST. JOE CO ....................................        4,884
         95      STANDARD-PACIFIC CORP .........................        2,220
        360      STANLEY WORKS CO ..............................       11,227
        160    * STEEL DYNAMICS, INC ...........................        1,760
        242    * STILLWATER MINING CO ..........................        9,522
         34    b*STONE & WEBSTER, INC ..........................           42
        152    * TECHNE CORP ...................................        5,481
        181      TEMPLE-INLAND, INC ............................        9,706
        123    * TERRA INDUSTRIES, INC .........................          307
         79      TEXAS INDUSTRIES, INC .........................        2,370
         67    * TITANIUM METALS CORP ..........................          452
         78    * TOLL BROTHERS, INC ............................        3,188
         76      TREDEGAR CORP .................................        1,325
         16    * TREX CO, INC ..................................          403
        748      UNION CARBIDE CORP ............................       40,251
         55      UNIVERSAL FOREST PRODUCTS, INC ................          728
         48    * URS CORP ......................................          705
        341      USEC, INC .....................................        1,470
        186      USG CORP ......................................        4,185
        433      USX-US STEEL GROUP, INC .......................        7,794
         33    * VELOCITYHSI, INC ..............................            0
        540      VULCAN MATERIALS CO ...........................       25,852
        120    * WASHINGTON GROUP
                   INTERNATIONAL, INC ..........................          982
         64      WATSCO, INC ...................................          737
        294      WAUSAU-MOSINEE PAPER CORP .....................        2,976
         52      WD-40 CO ......................................        1,010
        228      WELLMAN, INC ..................................        3,220
        148      WEST PHARMACEUTICAL SERVICES, INC .............        3,635

78   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

       STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

BASIC INDUSTRIES--(CONTINUED)
        528      WESTVACO CORP .................................   $   15,411
      1,087      WEYERHAEUSER CO ...............................       55,165
        484      WILLAMETTE INDUSTRIES, INC ....................       22,717
         48    * WOLVERINE TUBE, INC ...........................          575
        380      WORTHINGTON INDUSTRIES, INC ...................        3,063
        247      YORK INTERNATIONAL CORP .......................        7,579
                                                                  -----------
                 TOTAL BASIC INDUSTRIES ........................    2,061,640
                                                                  ------------
CONSUMER CYCLICAL--7.82%
        145    * 99 CENTS ONLY STORES ..........................        3,969
         36    * A.S.V., INC ...................................          288
         67      AARON RENTS, INC ..............................          942
        464    * ABERCROMBIE & FITCH CO (CLASS A) ..............        9,280
        155    * ACCLAIM ENTERTAINMENT, INC ....................           53
         44      ACKERLEY GROUP, INC ...........................          396
        303    * ACNEILSEN CORP ................................       10,983
         56    * ACTION PERFORMANCE COS, INC ...................          133
        123    * ADVANTICA RESTAURANT GROUP, INC ...............           76
         77    * AFTERMARKET TECHNOLOGY CORP ...................          168
         68    * AMC ENTERTAINMENT, INC ........................          272
         32    * AMERCO ........................................          628
         36    * AMERICAN AXLE & MANUFACTURING
                   HOLDINGS, INC ...............................          285
         33    * AMERICAN CLASSIC VOYAGES CO ...................          462
         79    * AMERICAN EAGLE OUTFITTERS, INC ................        3,337
        325      AMERICAN GREETINGS CORP (CLASS A) .............        3,067
        382    * AMERICREDIT CORP ..............................       10,409
        110    * AMES DEPARTMENT STORES, INC ...................          158
        315    * AMF BOWLING, INC ..............................           21
         54    * ANCHOR GAMING CO ..............................        2,106
         82    * ANN TAYLOR STORES CORP ........................        2,044
        105      APOGEE ENTERPRISES, INC .......................          564
        389    * APOLLO GROUP, INC (CLASS A) ...................       19,133
         92    * APPLEBEE'S INTERNATIONAL, INC .................        2,892
         68      ARCTIC CAT, INC ...............................          790
         73    * ARGOSY GAMING CO ..............................        1,400
        392      ARVINMERITOR, INC .............................        4,459
     13,802    * AT & T - LIBERTY MEDIA GROUP
                   (CLASS A) ...................................      187,189
        484      AUTOLIV, INC ..................................        7,713
         65    * AVADO BRANDS, INC .............................           36
         83    * AVIS GROUP HOLDINGS, INC ......................        2,702
        150    * AZTAR CORP ....................................        1,940
         90    * BALLY TOTAL FITNESS HOLDINGS CORP .............        3,048
        148      BANDAG, INC ...................................        6,003
         64      BARNES GROUP, INC .............................        1,272
         46      BASSETT FURNITURE INDUSTRIES, INC .............          517
         10    * BEBE STORES, INC ..............................          213
      1,170    * BED BATH & BEYOND, INC ........................       26,178
        541      BELO (A.H.) CORP SERIES A .....................        8,656
         10    * BERLITZ INTERNATIONAL, INC ....................           80
         17      BHC COMMUNICATIONS, INC (CLASS A) .............        2,197
        100      BLOCKBUSTER, INC (CLASS A) ....................          837
        245      BOB EVANS FARMS, INC ..........................        5,221
        120    * BOCA RESORTS, INC (CLASS A) ...................        1,725
         94      BORGWARNER, INC ...............................        3,760
        139      BOWNE & CO, INC ...............................        1,468
        136    * BOYD GAMING CORP ..............................          467
        202    * BOYDS COLLECTION LTD ..........................        1,881
        346    * BRINKER INTERNATIONAL, INC ....................       14,618
         69      BROWN SHOE CO, INC ............................          897
        446      BRUNSWICK CORP ................................        7,331
         30    * BUCKLE, INC ...................................          526
         68      BURLINGTON COAT FACTORY
                   WAREHOUSE CORP ..............................        1,287
        194    * BURLINGTON INDUSTRIES, INC ....................          339
         34      BUSH INDUSTRIES, INC (CLASS A) ................          395
        386      CALLAWAY GOLF CO ..............................        7,189
         35    b*CARMIKE CINEMAS, INC (CLASS A) ................           12
        177    * CATALINA MARKETING CORP .......................        6,891
         57      CATO CORP (CLASS A) ...........................          783
        321      CBRL GROUP, INC ...............................        5,838
        102    * CEC ENTERTAINMENT, INC ........................        3,480
         76    * CENTRAL GARDEN & PET CO .......................          522
         37    * CHAMPIONSHIP AUTO RACING
                   TEAMS, INC ..................................          777
        371    * CHARMING SHOPPES, INC .........................        2,226
        250    * CHICO'S FAS, INC ..............................        5,218
         64    * CHILDREN'S PLACE RETAIL STORES, INC ...........        1,296
        307    * CHOICE HOTELS INTERNATIONAL, INC ..............        4,202
         62      CHRIS CRAFT INDUSTRIES, INC ...................        4,123
        132    * CHURCHILL DOWNS, INC ..........................        3,935
        185    * CITADEL COMMUNICATIONS CORP ...................        2,220
        195      CKE RESTAURANTS, INC ..........................          536
        156      CLAIRE'S STORES, INC ..........................        2,798
      2,466    * CLEAR CHANNEL COMMUNICATIONS, INC .............      119,446
         63      COACHMEN INDUSTRIES, INC ......................          661
         10    * COLDWATER CREEK, INC ..........................          310
         33    * COLUMBIA SPORTSWEAR CO ........................        1,641
         90    * CONSOLIDATED PRODUCTS, INC ....................          618
        515    * CONSOLIDATED STORES CORP ......................        5,471
        254      COOPER TIRE & RUBBER CO .......................        2,698
        238    * COPART, INC ...................................        5,117
        202    * COX RADIO, INC (CLASS A) ......................        4,557
         30      CPI CORP ......................................          600
        100    * CROWN MEDIA HOLDINGS, INC
                   (CLASS A) ...................................        2,031
         23    * CSS INDUSTRIES, INC ...........................          488
        168    * CUMULUS MEDIA, INC (CLASS A) ..................          609
         58    * DAN RIVER, INC (CLASS A) ......................          128
        819      DANA CORP .....................................       12,540
        457      DANAHER CORP ..................................       31,247
        595      DARDEN RESTAURANTS, INC .......................       13,610
        313    * DATA BROADCASTING CORP ........................        1,095
         44    * DAVE & BUSTERS, INC ...........................          484
         81    * DELCO REMY INTERNATIONAL, INC .................          698
      2,912      DELPHI AUTOMOTIVE SYSTEMS CORP ................       32,760
         63    * DEPARTMENT 56, INC ............................          724
        489      DILLARD'S, INC (CLASS A) ......................        5,776

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  79

   STATEMENT OF INVESTMENTS -- EQUITY INDEX FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

CONSUMER CYCLICAL--(CONTINUED)
        149    * DIRECT FOCUS, INC .............................    $   5,000
         34    * DISCOUNT AUTO PARTS, INC ......................          187
     11,037      DISNEY (WALT) CO ..............................      319,383
        855      DOLLAR GENERAL CORP ...........................       16,138
         91    * DOLLAR THRIFTY AUTOMOTIVE
                   GROUP, INC ..................................        1,706
        501    * DOLLAR TREE STORES, INC .......................       12,274
        152      DONALDSON CO, INC .............................        4,227
         50    * DONNA KARAN INTERNATIONAL, INC ................          450
        454      DONNELLEY (R.R.) & SONS CO ....................       12,258
         51      DOVER DOWNS ENTERTAINMENT, INC ................          570
        175      DOW JONES & CO, INC ...........................        9,909
         59    * DRESS BARN, INC ...............................        1,711
         58    * DURA AUTOMOTIVE SYSTEMS, INC ..................          304
         63    * E4L, INC ......................................            0
      1,588      EASTMAN KODAK CO ..............................       62,527
        172    * EMMIS COMMUNICATIONS CORP
                   (CLASS A) ...................................        4,934
         51      ENESCO GROUP, INC .............................          239
         89    * ENTERCOM COMMUNICATIONS CORP ..................        3,064
        140      EQUITY INNS, INC ..............................          866
         72      EXIDE CORP ....................................          549
        269    * EXTENDED STAY AMERICA, INC ....................        3,456
         73      FACTSET RESEARCH SYSTEMS, INC .................        2,706
        168    * FAIRFIELD COMMUNITIES, INC ....................        2,362
        949      FAMILY DOLLAR STORES, INC .....................       20,344
        113      FEDDERS CORP ..................................          522
        278      FEDERAL-MOGUL CORP ............................          642
        990    * FEDERATED DEPARTMENT STORES, INC ..............       34,650
        218      FELCOR LODGING TRUST, INC .....................        5,218
         65    * FINISH LINE, INC (CLASS A) ....................          383
         28      FLORIDA EAST COAST INDUSTRIES, INC
                   (CLASS B) ...................................          957
         73    * FOOTSTAR, INC .................................        3,613
      9,598      FORD MOTOR CO (NEW) ...........................      224,953
         59      FOREST CITY ENTERPRISES, INC
                   (CLASS A) ...................................        2,312
         53    * FOSSIL, INC ...................................          767
        607    * FOX ENTERTAINMENT GROUP, INC
                   (CLASS A) ...................................       10,850
         72      G & K SERVICES, INC (CLASS A) .................        2,025
      1,450      GANNETT CO, INC ...............................       91,440
      2,854      GAP, INC ......................................       72,777
         68    * GAYLORD ENTERTAINMENT CO ......................        1,419
         21    b*GC COS, INC ...................................           42
        126      GENCORP, INC ..................................        1,212
      2,780      GENERAL MOTORS CORP ...........................      141,606
         85    * GENESCO, INC ..................................        2,077
        376    * GENTEX CORP ...................................        7,003
        870      GENUINE PARTS CO ..............................       22,783
         19    * GLOBAL SPORTS, INC ............................          105
        789      GOODYEAR TIRE & RUBBER CO .....................       18,139
         71      GOODY'S FAMILY CLOTHING, INC ..................          319
         55      GRACO, INC ....................................        2,275
         48      GRAY COMMUNICATIONS SYSTEMS, INC ..............          759
         59    * GROUP 1 AUTOMOTIVE, INC .......................          553
         28    * GUESS ?, INC ..................................          148
         60      GUILFORD MILLS, INC ...........................           97
         83    * GUITAR CENTER, INC ............................          944
         80    * GYMBOREE CORP .................................        1,110
        105    * HANDLEMAN CO ..................................          787
        448    * HANOVER DIRECT, INC ...........................          168
        294      HARCOURT GENERAL, INC .........................       16,816
        222      HARMAN INTERNATIONAL
                   INDUSTRIES, INC .............................        8,103
        584    * HARRAH'S ENTERTAINMENT, INC ...................       15,403
        169      HARTE-HANKS, INC ..............................        4,003
         68      HAVERTY FURNITURE COS, INC ....................          671
         67    * HAYES LEMMERZ INTERNATIONAL, INC ..............          448
         81    * HEARST-ARGYLE TELEVISION, INC .................        1,655
         78      HERTZ CORP (CLASS A) ..........................        2,661
      1,742      HILTON HOTELS CORP ............................       18,291
        414    * HISPANIC BROADCASTING CORP ....................       10,557
        227      HOLLINGER INTERNATIONAL, INC ..................        3,603
        119    * HOLLYWOOD ENTERTAINMENT CORP ..................          126
        100    * HOLLYWOOD MEDIA CORP ..........................          387
        100    * HOT TOPIC, INC ................................        1,643
        103      HOUGHTON MIFFLIN CO ...........................        4,776
         12    * HUNGRY MINDS, INC .............................           76
         76    * IHOP CORP (NEW) ...............................        1,648
      1,395    * INFINITY BROADCASTING CORP
                   (CLASS A) ...................................       38,972
         17    * INFORMATION HOLDINGS, INC .....................          398
         85      INTERMET CORP .................................          308
        398    * INTERNATIONAL GAME TECHNOLOGY CO ..............       19,104
        101      INTERNATIONAL SPEEDWAY CORP
                   (CLASS A) ...................................         3838
      1,594      INTERPUBLIC GROUP OF COS, INC .................       67,844
        107    * INTERTAN, INC .................................        1,243
        418      INTIMATE BRANDS, INC (CLASS A) ................        6,270
        100    * INTRANET SOLUTIONS, INC .......................        5,100
        100    * ISLE OF CAPRI CASINOS, INC ....................        1,062
        155    * JACK IN THE BOX, INC ..........................        4,562
         57    * JAKKS PACIFIC, INC ............................          520
         61    * JO-ANN STORES, INC (CLASS A) ..................          400
        421      JOHNSON CONTROLS, INC .........................       21,892
        493    * JONES APPAREL GROUP, INC ......................       15,868
        175    * JOURNAL REGISTER CO ...........................        2,810
      2,364    * K MART CORP ...................................       12,558
        104      KELLWOOD CO ...................................        2,197
         50    * KEY3MEDIA GROUP, INC ..........................          609
         58    * KEYSTONE AUTOMOTIVE
                   INDUSTRIES, INC .............................          406
        120      KIMBALL INTERNATIONAL, INC (CLASS B) ..........        1,740
         92    * KIRBY CORP ....................................        1,932
        316      KNIGHT-RIDDER, INC ............................       17,972
      1,510    * KOHL'S CORP ...................................       92,110
         43    * KROLL-O'GARA CO ...............................          258
         24      K-SWISS, INC (CLASS A) ........................          600

80   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS -- EQUITY INDEX FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

CONSUMER CYCLICAL--(CONTINUED)
        299    * LAMAR ADVERTISING CO (CLASS A) ................    $  11,539
         97      LANDRY'S SEAFOOD RESTAURANTS, INC .............          963
        250      LANDS' END, INC ...............................        6,280
         45      LASALLE HOTEL PROPERTIES ......................          683
         36    * LAUNCH MEDIA, INC .............................           56
        297      LA-Z-BOY, INC .................................        4,677
        252    * LEAR CORP .....................................        6,252
        166      LEE ENTERPRISES, INC ..........................        4,948
      1,039      LEGGETT & PLATT, INC ..........................       19,676
         60      LIBBEY, INC ...................................        1,822
         72    * LIBERTY DIGITAL, INC (CLASS A) ................          364
        100    * LIFEMINDERS, INC ..............................          350
      1,618      LIMITED, INC ..................................       27,607
        349      LINENS 'N THINGS, INC .........................        9,641
        323      LIZ CLAIBORNE, INC ............................       13,444
        100    * LODGENET ENTERTAINMENT CORP ...................        1,762
         90    * LODGIAN, INC ..................................          298
         52    * LOEWS CINEPLEX ENTERTAINMENT CORP .............           11
        125      LONE STAR STEAKHOUSE & SALOON, INC ............        1,203
         84      LUBY'S, INC ...................................          504
        267    * MANDALAY RESORT GROUP .........................        5,857
         85      MARCUS CORP ...................................        1,179
         12    * MARKETWATCH.COM, INC ..........................           36
      1,029      MARRIOTT INTERNATIONAL, INC
                   (CLASS A) ...................................       43,475
      1,749      MAY DEPARTMENT STORES CO ......................       57,279
        418      MAYTAG CO .....................................       13,506
         72      MCCLATCHY CO (CLASS A) ........................        3,069
      6,898      MCDONALD'S CORP ...............................      234,532
      1,038      MCGRAW HILL COS, INC ..........................       60,852
         84      MEDIA GENERAL, INC (CLASS A) ..................        3,057
        196    * MEN'S WEARHOUSE, INC ..........................        5,341
        239      MEREDITH CORP .................................        7,692
         57    * METRO-GOLDWYN-MAYER, INC ......................          929
        286      MGM MIRAGE ....................................        8,061
        205    * MICHAELS STORES, INC ..........................        5,432
         62    * MICROS SYSTEMS, INC ...........................        1,131
         61      MIDAS, INC ....................................          728
        111    * MIDWAY GAMES, INC .............................          788
         26      MIKASA, INC ...................................          424
         84      MODINE MANUFACTURING CO .......................        1,743
        168    * MOHAWK INDUSTRIES, INC ........................        4,599
         65    * MONACO COACH CORP .............................        1,149
        202    * MSC INDUSTRIAL DIRECT CO (CLASS A) ............        3,648
         63      MYERS INDUSTRIES, INC .........................          913
        100    * MYPOINTS.COM, INC .............................          118
        147      NATIONAL GOLF PROPERTIES, INC .................        3,022
         28      NATIONAL PRESTO INDUSTRIES, INC ...............          859
        117    * NAUTICA ENTERPRISES, INC ......................        1,782
        144    * NBC INTERNET, INC .............................          504
        166    * NEIMAN MARCUS GROUP, INC (CLASS  A) ...........        5,903
        100    * NETCENTIVES, INC ..............................          381
        842      NEW YORK TIMES CO (CLASS A) ...................       33,732
        421      NIKE, INC (CLASS B) ...........................       23,497
        503      NORDSTROM, INC ................................        9,148
         37    * NPC INTERNATIONAL, INC ........................          400
         53    * O'CHARLEY'S, INC ..............................          944
        868      OMNICOM GROUP, INC ............................       71,935
         37    * ON COMMAND CORP ...............................          323
        228    * O'REILLY AUTOMOTIVE, INC ......................        6,099
        133      OSHKOSH B'GOSH, INC (CLASS A) .................        2,460
         54      OSHKOSH TRUCK CORP ............................        2,376
        257    * OUTBACK STEAKHOUSE, INC .......................        6,649
         24      OXFORD INDUSTRIES, INC ........................          366
         23    * P.F. CHANG'S CHINA BISTRO, INC ................          723
        204    * PACIFIC SUNWEAR CALIFORNIA, INC ...............        5,227
         85    * PAPA JOHN'S INTERNATIONAL, INC ................        1,891
      1,288    * PARK PLACE ENTERTAINMENT CORP .................       15,375
         26    * PARKERVISION, INC .............................          952
        100    * PAYLESS SHOESOURCE, INC .......................        7,075
      1,372      PENNEY, (J.C.) CO, INC ........................       14,920
         80      PENTON MEDIA, INC .............................        2,150
        147    * PERFORMANCE FOOD GROUP CO .....................        7,536
         85      PHILLIPS VAN HEUSEN CORP ......................        1,105
        364      PIER 1 IMPORTS, INC ...........................        3,753
         34    b*PILLOWTEX CORP ................................            9
         88    * PINNACLE ENTERTAINMENT, INC ...................        1,188
        146    * PINNACLE SYSTEMS, INC .........................        1,076
        145    * PIXAR, INC ....................................        4,350
         75    * PLAYBOY ENTERPRISES, INC (CLASS B) ............          745
         92      POLARIS INDUSTRIES, INC .......................        3,657
        168      POLAROID CORP .................................          976
        310    * POLO RALPH LAUREN CORP ........................        6,916
         78      POLYMER GROUP, INC ............................          419
        103    * PRESSTEK, INC .................................        1,081
        184    * PRIME HOSPITALITY CORP ........................        2,139
        947    * PRIMEDIA, INC .................................       11,304
         27      PULITZER, INC .................................        1,264
         81    * QUICKSILVER, INC ..............................        1,569
         44    * RACING CHAMPIONS CORP .........................           49
        232    * RADIO ONE, INC (CLASS A) ......................        2,479
         64    * RADIO ONE, INC (CLASS D) ......................          704
        543      READER'S DIGEST ASSOCIATION, INC
                   (CLASS A) (NON-VOTE) ........................       21,244
        174    * REEBOK INTERNATIONAL LTD ......................        4,757
        212      REGIS CORP ....................................        3,074
         66    * RENT-A-CENTER, INC ............................        2,277
         27      RIVIANA FOODS, INC ............................          529
        433      ROSS STORES, INC ..............................        7,306
        371      ROUSE CO ......................................        9,460
        334      RUBY TUESDAY, INC .............................        5,093
        104      RUSSELL CORP ..................................        1,605
        136    * RYAN'S FAMILY STEAK HOUSES, INC ...............        1,283
         29    * SAGA COMMUNICATIONS, INC (CLASS A) ............          431
        745    * SAKS, INC .....................................        7,450
        100    * SALEM COMMUNICATIONS CORP .....................        1,493
         34    * SALTON, INC ...................................          703
         34      SCHAWK, INC (CLASS A) .........................          297
         52    * SCHOLASTIC CORP ...............................        4,608

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  81

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

CONSUMER CYCLICAL--(CONTINUED)
         69    * SCOTTS CO (CLASS A) ...........................    $   2,548
         57    * SCP POOL CORP .................................        1,713
         99      SCRIPPS (E.W.) CO (CLASS A) ...................        6,224
      1,585      SEARS ROEBUCK & CO ............................       55,078
         68    * SELECT COMFORT CORP ...........................           97
        539      SHAW INDUSTRIES, INC ..........................       10,207
         32    * SHOE CARNIVAL, INC ............................          218
        114    * SHOPKO STORES, INC ............................          570
        194    * SINCLAIR BROADCASTING GROUP, INC
                   (CLASS A ) ..................................        1,946
        161    * SIRIUS SATELLITE RADIO, INC ...................        4,819
         79      SMITH (A.O.) CORP .............................        1,347
        320      SNAP-ON, INC ..................................        8,920
        219    * SODEXHO MARRIOTT SERVICES, INC ................        4,845
        100    * SONIC AUTOMOTIVE, INC .........................          687
        103    * SONIC CORP ....................................        2,401
        156      SOTHEBY'S HOLDINGS, INC (CLASS A) .............        3,617
        100    * SPANISH BROADCASTING SYSTEM, INC ..............          500
         51    * SPEEDWAY MOTORSPORTS, INC .....................        1,224
         61      SPIEGEL, INC (CLASS A) ........................          263
         61    * SPORTSLINE.COM, INC ...........................          324
        140      SPRING INDUSTRIES, INC (CLASS A) ..............        4,541
        217    * SPX CORP ......................................       23,476
         30      STANDARD MOTOR PRODUCTS, INC
                   (CLASS A) ...................................          221
        888    * STARBUCKS CORP ................................       39,294
        235    * STATION CASINOS, INC ..........................        3,510
        428      STEELCASE, INC (CLASS A) ......................        5,938
        106    * STEIN MART, INC ...............................        1,232
         46    * STONERIDGE, INC ...............................          310
        173      STRIDE RITE CORP ..............................        1,211
         73      STRUM, RUGER & CO, INC ........................          688
        348    * SUNBEAM CORP ..................................          108
        154    * SUNGLASS HUT INTERNATIONAL, INC ...............          789
         74      SUPERIOR INDUSTRIES
                   INTERNATIONAL, INC ..........................        2,335
        100    * SYLVAN LEARNING SYSTEMS, INC ..................        1,481
      3,480      SYSCO CORP ....................................      104,400
        135    * SYSTEMAX, INC .................................          168
         86      TALBOTS, INC ..................................        3,923
         20      TANGER FACTORY OUTLET CENTERS, INC ............          456
      4,718      TARGET CORP ...................................      152,155
         20    * TARRANT APPAREL GROUP .........................           72
        128      TENNECO AUTOMOTIVE, INC .......................          384
         97    * THE CHEESECAKE FACTORY, INC ...................        3,722
         26      THOR INDUSTRIES, INC ..........................          513
         67    * THQ, INC ......................................        1,633
        846      TIFFANY & CO ..................................       26,754
         74    * TIMBERLAND CO (CLASS A) .......................        4,948
      5,814      TIME WARNER, INC ..............................      303,723
      1,368      TJX COS, INC ..................................       37,962
         87    * TOO, INC ......................................        1,087
        164    * TOPPS, INC ....................................        1,506
        151    * TOWER AUTOMOTIVE, INC .........................        1,359
         47    * TRACK DATA CORP ...............................           33
         14    * TRENDWEST RESORTS, INC ........................          378
        953      TRIBUNE CO ....................................       40,264
        781    * TRICON GLOBAL RESTAURANTS, INC ................       25,773
         17    * TROPICAL SPORTSWEAR
                   INTERNATIONAL CORP ..........................          235
        162      TRUE NORTH COMMUNICATIONS, INC ................        6,885
        480      TRW, INC ......................................       18,600
        161    * TYLER TECHNOLOGIES, INC .......................          271
        507    * U.S.A. NETWORKS, INC ..........................        9,854
        223    * UNIFI, INC ....................................        1,993
         50    * UNITED RETAIL GROUP, INC ......................          300
         15      UNITED TELEVISION, INC ........................        1,740
        100    * UNIVERSAL ELECTRONICS, INC ....................        1,543
        794    * UNIVISION COMMUNICATIONS, INC
                   (CLASS A) ...................................       32,504
         38    * URBAN OUTFITTERS, INC .........................          301
        460      V.F. CORP .....................................       16,670
         84    * VAIL RESORTS, INC .............................        1,968
        312    * VALASSIS COMMUNICATIONS, INC ..................        9,847
         54    * VALUE CITY DEPARTMENT STORES, INC .............          283
        100    * VANS, INC .....................................        1,693
        718    * VENATOR GROUP, INC ............................       11,129
      5,731    * VIACOM, INC (CLASS B) .........................      267,924
        625      VISTEON CORP ..................................        7,187
         81      WABASH NATIONAL CORP ..........................          698
     14,446      WAL-MART STORES, INC ..........................      767,443
        209      WARNACO GROUP, INC (CLASS A) ..................          352
         12      WASHINGTON POST CO (CLASS B) ..................        7,402
        394      WENDY'S INTERNATIONAL, INC ....................       10,342
         30    * WEST MARINE, INC ..............................          123
        140      WESTPOINT STEVENS, INC ........................        1,048
        458    * WESTWOOD ONE, INC .............................        8,845
         41    * WET SEAL, INC (CLASS A) .......................          843
        280      WHIRLPOOL CORP ................................       13,352
        176      WILEY (JOHN) & SONS, INC (CLASS A) ............        3,784
        164    * WILLIAMS-SONOMA, INC ..........................        3,280
        100    * WINK COMMUNICATIONS, INC ......................          600
         54      WINNEBAGO INDUSTRIES, INC .....................          948
         86    * WMS INDUSTRIES, INC ...........................        1,730
        155      WOLVERINE WORLD WIDE, INC .....................        2,363
         31      WOODWARD GOVERNOR CO ..........................        1,387
        100    * WORLD WRESTLING FEDERATION
                   ENTERTAINMENT, INC ..........................        1,600
        100    * XM SATELLITE RADIO HOLDINGS, INC
                   (CLASS A) ...................................        1,606
        135    * YOUNG BROADCASTING, INC (CLASS A) .............        4,520
         48    * YOUTHSTREAM MEDIA NETWORKS, INC ...............           36
        233    * ZALE CORP .....................................        6,771
         82    * ZOMAX, INC ....................................          374
                                                                  -----------
                 TOTAL CONSUMER CYCLICAL .......................    5,265,934
                                                                  -----------
CONSUMER NON-CYCLICAL--8.28%
        187    * 7-ELEVEN, INC                                          1,636
         39    * AGRIBRANDS INTERNATIONAL, INC                          2,086

82   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

CONSUMER NON-CYCLICAL--(CONTINUED)
        229      ALBERTO CULVER CO (CLASS B) ...................      $ 9,804
      1,495      ALBERTSON'S, INC ..............................       39,617
        967    * AMAZON.COM, INC ...............................       15,048
         69    * AMERICAN ITALIAN PASTA CO (CLASS A) ...........        1,850
      4,704      ANHEUSER-BUSCH COS, INC .......................      214,032
         85    * APPLICA, INC ..................................          414
      3,120      ARCHER DANIELS MIDLAND CO .....................       46,800
         66    * AURORA FOODS, INC .............................          160
         32    * AUTOBYTEL.COM, INC ............................           80
         25    * AUTOWEB.COM, INC ..............................            6
        560    * AUTOZONE, INC .................................       15,960
      1,212      AVON PRODUCTS, INC ............................       58,024
        303    * BARNES & NOBLE, INC ...........................        8,029
        120    * BARNESANDNOBLE.COM, INC .......................          157
        929    * BEST BUY CO, INC ..............................       27,463
         90    * BEYOND.COM CORP ...............................           14
        262    * BJ'S WHOLESALE CLUB, INC ......................       10,054
         56      BLOCK DRUG, INC (CLASS A) .....................        2,950
        231      BLYTH, INC ....................................        5,572
        137    * BOMBAY CO, INC ................................          265
        394    * BORDERS GROUP, INC ............................        4,604
        188      BROWN FORMAN, INC (CLASS B) ...................       12,502
        132    * CADIZ, INC ....................................        1,179
      1,544      CAMPBELL SOUP CO ..............................       53,461
         81      CARTER WALLACE, INC ...........................        2,703
        199    * CASEY'S GENERAL STORES, INC ...................        2,972
        184    * CDW COMPUTER CENTERS, INC .....................        5,129
         17    * CHEAP TICKETS, INC ............................          165
        157    * CHIQUITA BRANDS INTERNATIONAL, INC ............          157
        246      CHURCH & DWIGHT CO, INC .......................        5,473
        964      CIRCUIT CITY STORES, INC
                   (CIRCUIT CITY GROUP) ........................       11,086
      1,182      CLOROX CO .....................................       41,961
     10,591      COCA COLA CO ..................................      645,389
      1,301      COCA COLA ENTERPRISES, INC ....................       24,719
      2,995      COLGATE PALMOLIVE CO ..........................      193,327
      2,793      CONAGRA FOODS, INC ............................       72,618
         61    * CONSTELLATION BRANDS, INC (CLASS A) ...........        3,583
        234      COORS (ADOLPH) CO (CLASS B) ...................       18,793
        240      CORN PRODUCTS INTERNATIONAL, INC ..............        6,975
         77    * COST PLUS, INC ................................        2,261
      2,254    * COSTCO WHOLESALE CORP .........................       90,019
      1,975      CVS CORP ......................................      118,376
         55    * CYBERIAN OUTPOST, INC .........................           65
        247      DEAN FOODS CO .................................        7,579
         13      DEB SHOPS, INC ................................          175
        196    * DEL MONTE FOODS CO ............................        1,421
         40      DELHAIZE AMERICA, INC (CLASS A) ...............          707
        654      DELHAIZE AMERICA, INC (CLASS B) ...............       11,772
        245      DELTA & PINE LAND CO ..........................        5,129
        357      DIAL CORP .....................................        3,927
        168      DIMON, INC ....................................          924
        176      DOLE FOOD CO ..................................        2,882
         52      DREYERS GRAND ICE CREAM, INC ..................        1,677
         65    * DUANE READE, INC ..............................        1,986
        160      EARTHGRAINS CO ................................        2,960
         83    * EGGHEAD.COM, INC ..............................           49
         21    * ELECTRONICS BOUTIQUE HOLDINGS
                   CORP ........................................          367
        506    * ENERGIZER HOLDINGS, INC .......................       10,815
        154      ETHAN ALLEN INTERIORS, INC ....................        5,159
        137    * ETOYS, INC ....................................           25
        147    * FACTORY 2-U STORES, INC .......................        4,869
        105      FASTENAL CO ...................................        5,761
        200      FLEMING COS, INC ..............................        2,362
        477      FLOWERS INDUSTRIES, INC .......................        7,512
        177    * FURNITURE BRANDS
                    INTERNATIONAL, INC .........................        3,728
      1,648      GENERAL MILLS, INC ............................       73,439
      5,639      GILLETTE CO ...................................      203,708
        113    b*GRAND UNION CO ................................            0
         65      GREAT ATLANTIC & PACIFIC TEA CO, INC ..........          455
        168    * HAIN CELESTIAL GROUP, INC .....................        5,460
        830      HASBRO, INC ...................................        8,818
        228    b HEILIG MEYERS CO ..............................            7
      1,948      HEINZ (H.J.) CO ...............................       92,408
         50      HERBALIFE INTERNATIONAL, INC
                   (CLASS B) ...................................          375
        460      HERSHEY FOODS CORP ............................       29,612
         83    * HINES HORTICULTURE, INC .......................          228
     12,069      HOME DEPOT, INC ...............................      551,402
        126    * HOMEBASE, INC .................................          126
        403      HORMEL FOODS CORP .............................        7,505
         88      HUGHES SUPPLY, INC ............................        1,578
        376      IBP, INC ......................................       10,058
         19    * IDEAMALL, INC .................................           21
        119    * IMPERIAL SUGAR CO .............................           96
         36      INGLES MARKETS, INC (CLASS A) .................          362
        115    * INSIGHT ENTERPRISES, INC ......................        2,062
        155      INTERFACE, INC (CLASS A) ......................        1,346
         64      INTERNATIONAL MULTIFOODS CORP .................        1,300
        152      INTERSTATE BAKERIES CORP ......................        2,137
        496    * INTERNATIONAL FLAVORS &
                   FRAGRANCES, INC .............................       10,075
         23    * J & J SNACK FOODS CORP ........................          386
         76      KEEBLER FOODS CO ..............................        3,149
      1,126      KELLOGG CO ....................................       29,557
      4,323    * KROGER CO .....................................      116,991
        129      LANCASTER COLONY CORP .........................        3,620
         91      LANCE, INC ....................................        1,151
        529      LAUDER (ESTEE) CO (CLASS A) ...................       23,176
         26    * LITHIA MOTORS, INC (CLASS A) ..................          323
        117      LONGS DRUG STORES CORP ........................        2,822
      1,788      LOWES COS, INC ................................       79,566
         30    * MARVEL ENTERPRISES ............................           43
      2,182      MATTEL, INC ...................................       31,508
        261      MCCORMICK & CO, INC (NON-VOTE) ................        9,412
         54      MICHAEL FOODS, INC ............................        1,626
        398      MILLER (HERMAN), INC ..........................       11,442

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  83

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

CONSUMER NON-CYCLICAL--(CONTINUED)
         34      MOVADO GROUP, INC .............................    $     518
        114    * MUSICLAND STORES CORP .........................        1,410
         32    * NATIONAL R.V. HOLDINGS, INC ...................          370
         52    * NATURES SUNSHINE PRODUCTS, INC ................          354
        208    * NBTY, INC .....................................          988
      1,362      NEWELL RUBBERMAID, INC ........................       30,985
        172    * NU SKIN ENTERPRISES, INC (CLASS A) ............          913
      1,539    * OFFICE DEPOT, INC .............................       10,965
        427    * OFFICEMAX, INC ................................        1,227
         52      ONEIDA LTD ....................................          965
         21    * PC CONNECTION, INC ............................          217
        174      PEP BOYS MANNY, MOE, & JACK CO ................          630
        476      PEPSI BOTTLING GROUP, INC .....................       19,010
      7,581      PEPSICO, INC ..................................      375,733
        232    * PERRIGO CO ....................................        1,921
        420    * PETSMART, INC .................................        1,207
     11,909      PHILIP MORRIS COS, INC ........................      523,996
         61      PILGRIM'S PRIDE CORP (CLASS B) ................          476
        108    * PLAYTEX PRODUCTS, INC .........................        1,039
        315    * PRICELINE.COM, INC ............................          413
      6,948      PROCTER & GAMBLE CO ...........................      544,983
        750      QUAKER OATS CO ................................       73,031
      1,028      RADIOSHACK CORP ...............................       44,011
        108    * RALCORP HOLDINGS, INC .........................        1,768
      1,618      RALSTON PURINA CO .............................       42,270
         51    * RESTORATION HARDWARE, INC .....................           47
         75    * REVLON, INC (CLASS A) .........................          372
      1,475    * RITE AID CORP .................................        3,503
        513      RJR REYNOLDS TOBACCO
                   HOLDINGS, INC ...............................       25,008
         32    * ROBERT MONDAVI CORP (CLASS A) .................        1,732
        214      RUDDICK CORP ..................................        2,447
        139      RUSS BERRIE & CO, INC .........................        2,936
      2,399    * SAFEWAY, INC ..................................      149,937
         22      SANDERSON FARMS, INC ..........................          165
      4,325      SARA LEE CORP .................................      106,232
         56      SCHWEITZER-MAUDUIT
                    INTERNATIONAL, INC .........................        1,072
        100    * SCIQUEST.COM, INC .............................          131
        177      SENSIENT TECHNOLOGIES CORP ....................        4,026
         99    * SHOP AT HOME, INC .............................          120
         69      SLI, INC ......................................          444
         28    * SMART & FINAL, INC ............................          238
        271    * SMITHFIELD FOODS, INC .........................        8,238
         97      SMUCKER (J.M) CO ..............................        2,711
      2,369    * STAPLES, INC ..................................       27,983
         33    * STEINWAY MUSICAL INSTRUMENTS, INC .............          591
         22      STEPAN CO .....................................          521
        117    * SUIZA FOODS CORP ..............................        5,616
        651      SUPERVALU, INC ................................        9,032
         60      THOMAS INDUSTRIES, INC ........................        1,395
         85    * TICKETMASTER ONLINE-CITYSEARCH,
                   INC (CLASS B) ...............................          711
        226      TOOTSIE ROLL INDUSTRIES, INC ..................       10,410
      1,004    * TOYS `R' US, INC ..............................       16,754
         25    * TRACTOR SUPPLY CO .............................          212
        122    * TRANS WORLD ENTERTAINMENT CORP ................        1,090
         61    * TRIARC COS, INC ...............................        1,479
         29    * TUESDAY MORNING CORP ..........................          154
        317      TUPPERWARE CORP ...............................        6,478
        140    * TWEETER HOME ENTERTAINMENT
                   GROUP, INC ..................................        1,706
        572      TYSON FOODS, INC (CLASS A) ....................        7,293
         81    * UNITED AUTO GROUP, INC ........................          541
         33    * UNITED NATURAL FOODS, INC .....................          581
        117      UNIVERSAL CORP ................................        4,095
        844      UST, INC ......................................       23,684
         38    b*VALUE AMERICA, INC ............................            0
        241    * VALUEVISION INTERNATIONAL, INC
                   (CLASS A) ...................................        3,042
         48      VECTOR GROUP LTD ..............................          759
        107    * VLASIC FOODS INTERNATIONAL, INC ...............           26
      5,278      WALGREEN CO ...................................      220,686
         59      WEIS MARKETS, INC .............................        2,260
         60    * WHITEHALL JEWELLERS, INC ......................          423
        732      WHITMAN CORP ..................................       11,986
         99    * WHOLE FOODS MARKET, INC .......................        6,051
         63    * WILD OATS MARKETS, INC ........................          267
        437      WINN DIXIE STORES, INC ........................        8,466
        392      WRIGLEY (WM) JR CO ............................       37,558
        100    * YANKEE CANDLE, INC ............................        1,106
                                                                  -----------
                 TOTAL CONSUMER NON-CYCLICAL ...................    5,578,389
                                                                  -----------
ENERGY--5.14%
        397      AMERADA HESS CORP .............................       29,005
      1,329      ANADARKO PETROLEUM CORP .......................       94,465
        584      APACHE CORP ...................................       40,916
        372      ASHLAND, INC ..................................       13,351
         40    * ATWOOD OCEANICS, INC ..........................        1,752
      1,511      BAKER HUGHES, INC .............................       62,800
        108    * BARNETT RESOURCES CORP ........................        6,135
         54    * BASIN EXPLORATION, INC ........................        1,377
         35    * BELCO OIL & GAS CORP ..........................          435
         68      BERRY PETROLEUM CO (CLASS A) ..................          909
        440    * BJ SERVICES CO ................................       30,305
        122    * BROWN (TOM), INC ..............................        4,010
      1,119      BURLINGTON RESOURCES, INC .....................       56,509
         86      CABOT OIL & GAS CORP (CLASS A) ................        2,682
        244    * CAL DIVE INTERNATIONAL, INC ...................        6,496
         18      CARBO CERAMICS, INC ...........................          673
        589    * CHESAPEAKE ENERGY CORP ........................        5,963
      3,370      CHEVRON CORP ..................................      284,554
        100    * COMSTOCK RESOURCES, INC .......................        1,475
      3,300      CONOCO, INC (CLASS B) .........................       95,493
        302    * COOPER CAMERON CORP ...........................       19,950
        376      CROSS TIMBERS OIL CO ..........................       10,434
        100    * DENBURY RESOURCES, INC ........................        1,100
        539      DEVON ENERGY CORP (NEW) .......................       32,862
        448      DIAMOND OFFSHORE DRILLING, INC ................       17,920

84   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

ENERGY--(CONTINUED)
         35    * DRIL-QUIP, INC ................................    $   1,196
        160    * EEX CORP ......................................          780
        717      ENSCO INTERNATIONAL, INC ......................       24,422
        506      EOG RESOURCES, INC ............................       27,671
        147    * EVERGREEN RESOURCES, INC ......................        5,677
     18,334      EXXON MOBIL CORP ..............................    1,593,912
        191    * FOREST OIL CORP ...............................        7,043
        109    * FRIEDE GOLDMAN HALTER, INC ....................          388
         29      GETTY REALTY CORP .............................          438
        329    * GLOBAL INDUSTRIES LTD .........................        4,503
        802    * GLOBAL MARINE, INC ............................       22,756
        507    * GRANT PRIDECO, INC ............................       11,122
        822    * GREY WOLF, INC ................................        4,829
      2,263      HALLIBURTON CO ................................       82,033
        316    * HANOVER COMPRESSOR CO .........................       14,081
         50    * HARKEN ENERGY CORP ............................          168
        286      HELMERICH & PAYNE, INC ........................       12,548
         31    * HOUSTON EXPLORATION CO ........................        1,181
         63    * HS RESOURCES, INC .............................        2,669
        170    * INPUT/OUTPUT, INC .............................        1,731
        526      KERR-MCGEE CORP ...............................       35,209
        512    * KEY ENERGY SERVICES, INC ......................        5,344
         73    * LOUIS DREYFUS NATURAL GAS CORP ................        3,344
        315    * MARINE DRILLING COS, INC ......................        8,426
         67    * MAVERICK TUBE CORP ............................        1,515
         48    * MCMORAN EXPLORATION CO ........................          636
        100    * MERIDIAN RESOURCE CORP ........................          862
         77      MITCHELL ENERGY & DEVELOPMENT
                   CORP (CLASS A) ..............................        4,716
        169      MURPHY OIL CORP ...............................       10,213
        717    * NABORS INDUSTRIES, INC ........................       42,410
        304    * NATIONAL-OILWELL, INC .........................       11,761
        239    * NEWFIELD EXPLORATION CO .......................       11,337
        315      NOBLE AFFILIATES, INC .........................       14,490
        695    * NOBLE DRILLING CORP ...........................       30,189
         62    * NUEVO ENERGY CO ...............................        1,073
      1,884      OCCIDENTAL PETROLEUM CORP .....................       45,687
        928    * OCEAN ENERGY, INC (NEW) .......................       16,124
         79    * OCEANEERING INTERNATIONAL, INC ................        1,535
        446    * PARKER DRILLING CO ............................        2,257
        100      PATINA OIL & GAS CORP .........................        2,400
        223    * PATTERSON ENERGY, INC .........................        8,306
        100    * PENNACO ENERGY, INC ...........................        1,962
        394      PENNZOIL-QUAKER STATE CO ......................        5,072
      1,097      PHILLIPS PETROLEUM CO .........................       62,391
        478    * PIONEER NATURAL RESOURCES CO ..................        9,410
         60    * PLAINS RESOURCES, INC .........................        1,267
        151      POGO PRODUCING CO .............................        4,699
        327    * PRIDE INTERNATIONAL, INC ......................        8,052
        200    * PURE RESOURCES, INC ...........................        4,050
        943    * R & B FALCON CORP .............................       21,630
        373    * ROWAN COS, INC ................................       10,071
         50      RPC, INC ......................................          725
         63    * SEACOR SMIT, INC ..............................        3,315
         91    * SEITEL, INC ...................................        1,677
        184    * SMITH INTERNATIONAL, INC ......................       13,719
        284      ST. MARY LAND & EXPLORATION CO ................        9,460
         62    * STONE ENERGY CORP .............................        4,002
        440      SUNOCO, INC ...................................       14,822
        200    * SUPERIOR ENERGY SERVICES, INC .................        2,300
         74    * SWIFT ENERGY CO ...............................        2,784
        122    * TESORO PETROLEUM CORP .........................        1,418
      2,882      TEXACO, INC ...................................      179,044
        309      TIDEWATER, INC ................................       13,711
        742      TOSCO CORP ....................................       25,181
         99    * TRANSMONTAIGNE, INC ...........................          272
        100    * TRICO MARINE SERVICES, INC ....................        1,543
        426      ULTRAMAR DIAMOND SHAMROCK CORP ................       13,152
        100    * UNIT CORP .....................................        1,893
      1,313      UNOCAL CORP ...................................       50,796
      1,563      USX-MARATHON GROUP, INC .......................       43,373
        104    * UTI ENERGY CORP ...............................        3,419
        286      VALERO ENERGY CORP ............................       10,635
        273    * VARCO INTERNATIONAL, INC (NEW) ................        5,937
         96    * VERITAS DGC, INC ..............................        3,100
        167      VINTAGE PETROLEUM, INC ........................        3,590
        507    * WEATHERFORD INTERNATIONAL, INC ................       23,955
         51    * ZAPATA CORP ...................................           79
                                                                  -----------
                 TOTAL ENERGY ..................................    3,461,059
                                                                  -----------
FINANCIAL SERVICES--18.20%
        328      21ST CENTURY INSURANCE GROUP ..................        4,674
         44    * ACCEPTANCE INSURANCE COS, INC .................          231
         75      ADVANTA CORP (CLASS A) ........................          660
         28      ADVEST GROUP, INC .............................          995
         87    * AFFILIATED MANAGERS GROUP, INC ................        4,774
      1,401      AFLAC, INC ....................................      101,134
         36      ALABAMA NATIONAL BANCORP ......................          814
        144      ALEXANDRIA REAL ESTATE EQUITIES, INC ..........        5,355
        249      ALFA CORP .....................................        4,575
         18      ALLEGHANY CORP (DELAWARE) .....................        3,699
         39      ALLIANCE BANCORP ..............................          897
        435      ALLIED CAPITAL CORP ...........................        9,080
        304      ALLMERICA FINANCIAL CORP ......................       22,040
      3,833      ALLSTATE CORP .................................      166,975
        379      AMB PROPERTY CORP .............................        9,782
        544      AMBAC FINANCIAL GROUP, INC ....................       31,722
        106      AMCORE FINANCIAL, INC .........................        2,192
        100      AMERICAN CAPITAL STRATEGIES LTD ...............        2,518
      6,958      AMERICAN EXPRESS CO ...........................      382,255
        243      AMERICAN FINANCIAL GROUP, INC .................        6,454
        100      AMERICAN FINANCIAL HOLDINGS, INC ..............        2,062
      1,338      AMERICAN GENERAL CORP .........................      109,047
         67      AMERICAN INDUSTRIAL
                    PROPERTIES REIT ............................          820
     10,622      AMERICAN INTERNATIONAL GROUP, INC .............    1,046,931
        100      AMERICAN NATIONAL INSURANCE CO ................        7,300
        341    * AMERITRADE HOLDINGS CORP
                   (CLASS A) ...................................        2,387

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  85

   STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

FINANCIAL SERVICES--(CONTINUED)
         57      AMERUS GROUP CO ...............................    $   1,845
         55      AMLI RESIDENTIAL PROPERTIES TRUST .............        1,357
        100    * AMPAL-AMERICAN ISRAEL CORP
                   (CLASS A) ...................................          606
         37    * AMRESCO, INC ..................................           53
      1,873      AMSOUTH BANCORPORATION ........................       28,563
        174    * ANC RENTAL CORP ...............................          609
         95      ANCHOR BANCORP WISCONSIN, INC .................        1,520
         25      ANDOVER BANCORP, INC ..........................          860
      1,349      AON CORP ......................................       46,203
        251      APARTMENT INVESTMENT &
                   MANAGEMENT CO (CLASS A) .....................       12,534
        133    * ARCH CAPITAL GROUP LTD ........................        1,995
        421      ARCHSTONE COMMUNITIES TRUST ...................       10,840
        309      ARDEN REALTY GROUP, INC .......................        7,763
         67      AREA BANCSHARES CORP ..........................        1,105
         63      ARGONAUT GROUP, INC ...........................        1,323
        365      ASSOCIATED BANC-CORP ..........................       11,086
         62      ASSOCIATED ESTATES REALTY CORP ................          499
        149    * ASSOCIATES FIRST CAPITAL RESIDUAL VALUE .......            2
        205      ASTORIA FINANCIAL CORP ........................       11,134
      1,796    * AUTONATION, INC ...............................       10,776
        448      AVALONBAY COMMUNITIES, INC ....................       22,456
         36    * AXA (SPON ADR) ................................        2,585
        250      BALDWIN & LYONS, INC (CLASS B) ................        5,812
         15      BANCFIRST CORP ................................          595
         26      BANCFIRST OHIO CORP ...........................          399
        421      BANCORPSOUTH, INC .............................        5,130
        490      BANCWEST CORP .................................       12,801
      8,704      BANK OF AMERICA CORP ..........................      399,295
        143      BANK OF GRANITE CORP ..........................        3,324
      3,873      BANK OF NEW YORK CO, INC ......................      213,741
      6,122      BANK ONE CORP .................................      224,218
        222      BANK UNITED CORP (CLASS A) ....................       15,137
        744      BANKNORTH GROUP, INC ..........................       14,833
         47      BANNER CORP ...................................          716
         94      BAY VIEW CAPITAL CORP .........................          587
      2,117      BB&T CORP .....................................       78,990
        527      BEAR STEARNS COS, INC .........................       26,712
         77      BEDFORD PROPERTY INVESTORS, INC ...............        1,559
         64      BERKLEY (W.R.) CORP ...........................        3,020
        100    * BLACKROCK, INC ................................        4,200
        250      BLANCH (E.W.) HOLDINGS, INC ...................        4,359
        145    * BOK FINANCIAL CORP ............................        3,081
        296      BOSTON PROPERTIES, INC ........................       12,876
         64      BOYKIN LODGING CO .............................          544
        233      BRANDYWINE REALTY TRUST .......................        4,820
        168      BRE PROPERTIES, INC (CLASS A) .................        5,323
         50      BROOKLINE BANCORP, INC ........................          575
         80      BROWN & BROWN, INC ............................        2,800
         31      BSB BANCORP, INC ..............................          408
        121      BURNHAM PACIFIC PROPERTIES, INC ...............          559
        151      CAMDEN PROPERTY TRUST .........................        5,058
         81      CAPITAL AUTOMOTIVE REIT .......................        1,118
         21      CAPITAL CITY BANK GROUP, INC ..................          521
      1,042      CAPITAL ONE FINANCIAL CORP ....................       68,576
        344      CAPITOL FEDERAL FINANCIAL .....................        5,762
        100      CAPSTEAD MORTGAGE CORP ........................        1,087
        252      CARRAMERICA REALTY CORP .......................        7,890
         96      CASH AMERICA INTERNATIONAL, INC ...............          420
        503    * CATELLUS DEVELOPMENT CORP .....................        8,802
         34      CATHAY BANCORP, INC ...........................        2,006
         78    * CB RICHARD ELLIS SERVICES
                   GROUP, INC ..................................        1,140
         85      CBL & ASSOCIATES PROPERTIES, INC ..............        2,151
         82    * CCC INFORMATION SERVICES GROUP, INC ...........          512
         77      CENTENNIAL BANCORP ............................          673
         90      CENTER TRUST, INC .............................          421
         78      CENTERPOINT PROPERTIES CORP ...................        3,685
        151      CENTURA BANKS, INC ............................        7,285
        139      CENTURY SOUTH BANKS, INC ......................        4,682
         74      CFS BANCORP, INC ..............................          790
         74      CHARLES E. SMITH RESIDENTIAL
                   REALTY, INC .................................        3,478
         77      CHARTER MUNICIPAL MORTGAGE
                   ACCEPTANCE CO ...............................        1,034
      1,095      CHARTER ONE FINANCIAL, INC ....................       31,618
         80      CHATEAU COMMUNITIES, INC ......................        2,435
         59      CHELSEA PROPERTY GROUP, INC ...................        2,175
         53      CHEMICAL FINANCIAL CORP .......................        1,238
        106      CHITTENDEN CORP ...............................        3,213
        230    * CHOICEPOINT, INC ..............................       15,079
        863      CHUBB CORP ....................................       74,648
        779      CINCINNATI FINANCIAL CORP .....................       30,819
      1,104      CIT GROUP, INC (CLASS A) ......................       22,218
     26,506      CITIGROUP, INC ................................    1,353,463
        153      CITIZENS BANKING CORP (MICHIGAN) ..............        4,446
         63      CITY HOLDINGS CO ..............................          362
        246      CITY NATIONAL CORP ............................        9,547
         65    * CNA FINANCIAL CORP ............................        2,518
         62      CNA SURETY CORP ...............................          883
        466      COLONIAL BANCGROUP, INC .......................        5,009
         98      COLONIAL PROPERTIES TRUST .....................        2,554
        534      COMDISCO, INC .................................        6,107
        789      COMERICA, INC .................................       46,846
        110      COMMERCE BANCORP, INC .........................        7,521
        352      COMMERCE BANCSHARES, INC ......................       14,960
         96      COMMERCE GROUP, INC ...........................        2,609
        328      COMMERCIAL FEDERAL CORP .......................        6,375
        114      COMMERCIAL NET LEASE REALTY, INC ..............        1,161
         45      COMMONWEALTH BANCORP, INC .....................          694
        177      COMMUNITY FIRST BANKSHARES, INC ...............        3,340
         46      COMMUNITY TRUST BANCORP, INC ..................          684
        628      COMPASS BANCSHARES, INC .......................       14,993
        129    * COMPUCREDIT CORP ..............................        2,338
      1,731      CONSECO, INC ..................................       22,827
        147      CORNERSTONE REALTY INCOME
                   TRUST, INC ..................................        1,552
        446    * CORRECTIONS CORP OF AMERICA ...................          153

86   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS -- EQUITY INDEX FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

FINANCIAL SERVICES--(CONTINUED)
         35      CORUS BANKSHARES, INC .........................    $   1,731
        625      COUNTRYWIDE CREDIT INDUSTRIES, INC ............       31,406
        236      COUSINS PROPERTIES, INC .......................        6,593
         32      CPB, INC ......................................          892
        137      CRAWFORD & CO (CLASS B) .......................        1,592
         83    * CREDIT ACCEPTANCE CORP ........................          498
         17    b*CREDITRUST CORP ...............................            4
        403      CRESCENT REAL ESTATE EQUITIES CO ..............        8,966
         70    * CRESTLINE CAPITAL CORP ........................        1,802
         87      CROWN AMERICAN REALTY TRUST ...................          462
         71    * CSK AUTO CORP .................................          275
        201      CULLEN FROST BANKERS, INC .....................        8,404
         54      CVB FINANCIAL CORP ............................          918
         57    * DELPHI FINANCIAL GROUP, INC
                   (CLASS A) ...................................        2,194
        325      DEVELOPERS DIVERSIFIED REALTY CORP ............        4,326
        617      DIME BANCORP, INC .............................       18,240
        148      DIME COMMUNITY BANCSHARES .....................        3,737
         60    * DLJ DIRECT, INC ...............................          225
        120      DORAL FINANCIAL CORP ..........................        2,902
         77      DOWNEY FINANCIAL CORP .........................        4,235
        571      DUKE-WEEKS REALTY CORP ........................       14,060
      1,089    * E TRADE GROUP, INC ............................        8,031
         84      EAST WEST BANCORP, INC ........................        2,094
         60      EASTGROUP PROPERTIES, INC .....................        1,342
        326      EATON VANCE CORP ..............................       10,513
        447      EDWARDS (A.G.), INC ...........................       21,204
         54    * ELECTRO RENT CORP .............................          762
        102      ENHANCE FINANCIAL SERVICES
                   GROUP, INC ..................................        1,574
         56      ENTERTAINMENT PROPERTIES TRUST ................          616
      1,583      EQUITY OFFICE PROPERTIES TRUST ................       51,645
        676      EQUITY RESIDENTIAL PROPERTIES
                   TRUST CO ....................................       37,391
        346      ERIE INDEMNITY CO (CLASS A) ...................       10,315
         68      ESSEX PROPERTY TRUST, INC .....................        3,723
        135      F & M BANCORP, INC (MARYLAND) .................        2,784
         87      F & M NATIONAL CORP ...........................        2,272
         79      F.N.B. CORP ...................................        1,659
         21    * FARM FAMILY HOLDINGS, INC .....................          897
         24      FARMERS CAPITAL BANK CORP .....................          663
         79      FBL FINANCIAL GROUP, INC (CLASS A) ............        1,377
         40      FCNB CORP .....................................        1,080
         29    * FEDERAL AGRICULTURE MORTGAGE
                   CORP (CLASS C) ..............................          677
        152      FEDERAL REALTY INVESTMENT TRUST ...............        2,888
        421      FEDERATED INVESTORS, INC (CLASS B) ............       12,261
         37    * FGIC INSURANCE GROUP, INC .....................          339
      3,612      FGLMC .........................................      248,776
        231      FIDELITY NATIONAL FINANCIAL, INC ..............        8,532
      1,981      FIFTH THIRD BANCORP ...........................      118,364
        141    * FINANCIAL FEDERAL CORP ........................        3,366
        223    * FINET.COM, INC ................................           13
        231      FINOVA GROUP, INC .............................          216
        310      FIRST AMERICAN CORP ...........................       10,191
         88      FIRST BANCORP (PUERTO RICO) ...................        2,079
         41      FIRST BUSEY CORP ..............................          817
        159      FIRST CHARTER CORP ............................        2,365
         20      FIRST CITIZENS BANCSHARES, INC
                   (CLASS A) ...................................        1,615
        233      FIRST COMMONWEALTH FINANCIAL CORP .............        2,330
         58      FIRST FEDERAL CAPITAL CORP ....................          841
        234      FIRST FINANCIAL BANCORP .......................        3,978
        138      FIRST FINANCIAL BANKSHARES, INC ...............        4,338
         23      FIRST FINANCIAL CORP (INDIANA) ................          734
         50      FIRST FINANCIAL HOLDINGS, INC .................          984
         35      FIRST INDIANA CORP ............................          822
        141      FIRST MERCHANTS CORP ..........................        3,198
        234      FIRST MIDWEST BANCORP, INC ....................        6,727
         47      FIRST NIAGARA FINANCIAL GROUP, INC ............          508
         36    * FIRST REPUBLIC BANK ...........................        1,188
        150      FIRST SENTINEL BANCORP, INC ...................        1,725
        144      FIRST SOURCE CORP .............................        2,628
        689      FIRST TENNESSEE NATIONAL CORP .................       19,937
      5,219      FIRST UNION CORP ..............................      145,153
        187      FIRST VIRGINIA BANKS, INC .....................        8,976
         31      FIRST WASHINGTON REALTY TRUST, INC ............          800
      4,891      FIRSTAR CORP ..................................      113,715
         69    * FIRSTFED FINANCIAL CORP .......................        2,229
        404      FIRSTMERIT CORP ...............................       10,800
         27      FLAGSTAR BANCORP, INC .........................          675
      4,947      FLEETBOSTON FINANCIAL CORP ....................      185,821
      5,351      FNMA ..........................................      464,199
        311      FRANCHISE FINANCE CORP OF AMERICA .............        7,250
        825      FRANKLIN RESOURCES, INC .......................       31,432
        219      FREMONT GENERAL CORP ..........................          615
         87    * FRIEDMAN, BILLINGS, RAMSEY
                   GROUP, INC (CLASS A) ........................          570
         55      FRONTIER FINANCIAL CORP .......................        1,378
        114    * FRONTIER INSURANCE GROUP, INC .................           10
        100    * FRONTLINE CAPITAL GROUP, INC ..................        1,329
        371      FULTON FINANCIAL CORP .........................        8,556
         96      GABLES RESIDENTIAL TRUST ......................        2,688
        238      GALLAGHER (ARTHUR J.) & CO ....................       15,142
        307    * GARTNER GROUP, INC (CLASS A) ..................        2,118
        140      GBC BANCORP ...................................        5,372
        295      GENERAL GROWTH PROPERTIES, INC ................       10,675
         36      GLACIER BANCORP, INC ..........................          441
        217      GLENBOROUGH REALTY TRUST, INC .................        3,770
         89      GLIMCHER REALTY TRUST .........................        1,112
        355      GOLDEN STATE BANCORP, INC .....................       11,160
        621      GOLDEN WEST FINANCIAL CORP ....................       41,917
         29      GOLF TRUST OF AMERICA, INC ....................          208
        130      GREAT AMERICAN FINANCIAL
                    RESOURCES, INC .............................        2,486
         62      GREAT LAKES REIT, INC .........................        1,077
         25      GREAT SOUTHERN BANCORP, INC ...................          390
        202      GREATER BAY BANCORP ...........................        8,282
        428      GREENPOINT FINANCIAL CORP .....................       17,521

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  87

   STATEMENT OF INVESTMENTS -- EQUITY INDEX FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

FINANCIAL SERVICES--(CONTINUED)
         32    * HAMILTON BANCORP, INC .........................    $     288
         35      HANCOCK HOLDINGS CO ...........................        1,338
         48      HARBOR FLORIDA BANCSHARES, INC ................          717
         20    * HARBOR GLOBAL CO LTD ..........................          100
        250      HARLEYSVILLE GROUP, INC .......................        7,312
         31      HARLEYSVILLE NATIONAL CORP ....................        1,075
      1,234      HARTFORD FINANCIAL SERVICES
                   GROUP, INC ..................................       87,151
        151      HCC INSURANCE HOLDINGS, INC ...................        4,067
        188      HEALTH CARE PROPERTY
                   INVESTORS, INC ..............................        5,616
        107      HEALTH CARE REIT, INC .........................        1,738
         37    * HEALTHAXIS, INC ...............................           53
        151      HEALTHCARE REALTY TRUST, INC ..................        3,208
        158      HELLER FINANCIAL, INC (CLASS A) ...............        4,848
        804      HIBERNIA CORP (CLASS A) .......................       10,251
        334      HIGHWOODS PROPERTIES, INC .....................        8,308
        149      HILB, ROGAL & HAMILTON CO .....................        5,941
         73      HOME PROPERTIES OF NEW YORK, INC ..............        2,039
        218      HOOPER HOLMES, INC ............................        2,411
        154      HORACE MANN EDUCATORS CORP ....................        3,291
        290      HOSPITALITY PROPERTIES TRUST ..................        6,561
        950      HOST MARRIOTT CORP (NEW) ......................       12,290
      2,470      HOUSEHOLD INTERNATIONAL, INC ..................      135,850
        694      HRPT PROPERTIES TRUST .........................        5,248
        200      HUDSON CITY BANCORP, INC ......................        4,050
         62      HUDSON RIVER BANCORP, INC .....................          786
        309      HUDSON UNITED BANCORP .........................        6,469
      1,253      HUNTINGTON BANCSHARES, INC ....................       20,282
        240      IMPERIAL BANCORP ..............................        6,300
         97    * IMPERIAL CREDIT INDUSTRIES, INC ...............           45
        300      INDEPENDENCE COMMUNITY
                   BANK CORP ...................................        4,781
         44      INDEPENDENT BANK CORP .........................          550
        269    * INDYMAC BANCORP, INC ..........................        7,935
        131      INNKEEPERS U.S.A. TRUST .......................        1,449
         67    * INSIGNIA FINANCIAL GROUP, INC .................          795
         44    * INSPIRE INSURANCE SOLUTIONS, INC ..............            6
         67      INTEGRA BANK CORP .............................        1,712
         58      INTERNATIONAL BANCSHARES CORP .................        1,979
        145    * INVESTMENT TECHNOLOGY GROUP, INC ..............        6,053
        110      INVESTORS FINANCIAL SERVICES CORP .............        9,460
        125      IRT PROPERTY CO ...............................        1,015
         41      IRWIN FINANCIAL CORP ..........................          868
        424      ISTAR FINANCIAL, INC ..........................        8,347
         55    * ITT EDUCATIONAL SERVICES, INC .................        1,210
        127      JDN REALTY CORP ...............................        1,341
         80      JEFFERIES GROUP, INC (NEW) ....................        2,500
        494      JEFFERSON-PILOT CORP ..........................       36,926
        500      JOHN HANCOCK FINANCIAL
                   SERVICES, INC ...............................       18,812
         27      JOHN NUVEEN CO (CLASS A) ......................        1,552
        214    * JONES LANG LA SALLE ...........................        2,969
      7,562      JP MORGAN CHASE & CO ..........................      434,965
         48      JP REALTY, INC ................................       $  756
         26      KANSAS CITY LIFE INSURANCE CO .................          919
      2,200      KEYCORP .......................................       61,600
        105      KILROY REALTY CORP ............................        2,946
        179      KIMCO REALTY CORP .............................        7,909
        362    * KNIGHT TRADING GROUP, INC .....................        5,045
        101      KOGER EQUITY, INC .............................        1,571
        116      KONOVER PROPERTY TRUST, INC ...................          507
        200    * LABRANCHE & CO, INC ...........................        6,112
         53      LANDAMERICA FINANCIAL GROUP, INC ..............        2,143
        315      LEGG MASON, INC ...............................       17,167
      1,304      LEHMAN BROTHERS HOLDINGS, INC .................       88,183
        350      LEUCADIA NATIONAL CORP ........................       12,403
         65      LEXINGTON CORPORATE PROPERTIES
                   TRUST .......................................          767
         61      LIBERTY CORP ..................................        2,481
        250      LIBERTY FINANCIAL COS, INC ....................       11,140
      1,036      LINCOLN NATIONAL CORP .........................       49,015
         94      LNR PROPERTY CORP .............................        2,068
         77    * LOCAL FINANCIAL CORP ..........................        1,010
        103      LTC PROPERTIES, INC ...........................          366
        457      M & T BANK CORP ...............................       31,076
        214      MACERICH CO ...................................        4,106
        220      MACK-CALI REALTY CORP .........................        6,283
         91      MAF BANCORP, INC ..............................        2,587
         76      MANUFACTURED HOME
                   COMMUNITIES, INC ............................        2,204
         16    * MARKEL CORP ...................................        2,896
      1,405      MARSH & MCLENNAN COS, INC .....................      164,385
        557      MARSHALL & ILSLEY CORP ........................       28,312
        475      MBIA, INC .....................................       35,209
      3,927      MBNA CORP .....................................      145,053
         42      MEDALLION FINANCIAL CORP ......................          614
         89      MEDICAL ASSURANCE, INC ........................        1,485
        469    * MEDITRUST CORP PAIRED .........................        1,201
      2,515      MELLON FINANCIAL CORP .........................      123,706
        260      MERCANTILE BANKSHARES CORP ....................       11,228
         72      MERCHANTS NEW YORK BANCORP, INC ...............        1,804
        101      MERCURY GENERAL CORP ..........................        4,431
        180      MERISTAR HOSPITALITY CORP .....................        3,543
      4,152      MERRILL LYNCH & CO, INC .......................      283,114
      1,400      METROPOLITAN LIFE INSURANCE CO ................       49,000
         52      MGI PROPERTIES, INC ...........................           33
        498      MGIC INVESTMENT CORP ..........................       33,583
         69      MID-AMERICA APARTMENT
                   COMMUNITIES, INC. ...........................        1,556
         32      MID-AMERICA BANCORP ...........................          728
         17      MIDLAND CO ....................................          471
        142      MID-STATE BANCSHARES ..........................        5,041
         31      MIDWEST BANC HOLDINGS, INC ....................          468
         57      MILLS CORP ....................................          944
         24      MISSISSIPPI VALLEY BANCSHARES, INC ............          705
        178      MONY GROUP, INC ...............................        8,799
        108      MORGAN KEEGAN, INC ............................        2,862

88   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS -- EQUITY INDEX FUND -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

FINANCIAL SERVICES--(CONTINUED)
      6,000      MORGAN STANLEY DEAN WITTER & CO ...............    $ 475,500
      3,200      NATIONAL CITY CORP ............................       92,000
        994      NATIONAL COMMERCE BANCORP .....................       24,601
         90    * NATIONAL EQUIPMENT SERVICES, INC ..............          174
         92      NATIONAL HEALTH INVESTORS, INC ................          678
         70      NATIONAL PENN BANCSHARES, INC .................        1,413
          8    * NATIONAL WESTERN LIFE INSURANCE CO ............          824
        153    * NATIONSRENT, INC ..............................          239
         90      NATIONWIDE FINANCIAL SERVICES, INC
                   (CLASS A) ...................................        4,275
        174      NATIONWIDE HEALTH PROPERTIES, INC .............        2,240
         68      NBT BANCORP, INC ..............................          994
         44    * NEFF CORP .....................................           55
         89    * NETBANK, INC ..................................          584
        200      NEUBERGER BERMAN, INC .........................       16,212
         37    * NEW CENTURY FINANCIAL CORP ....................          388
        433      NEW PLAN EXCEL REALTY TRUST ...................        5,683
        120    * NEXTCARD, INC .................................          960
        751      NORTH FORK BANCORP, INC .......................       18,446
      1,083      NORTHERN TRUST CORP ...........................       88,332
         55      NORTHWEST BANCORP, INC ........................          498
         63      NY COMMUNITY BANCORP ..........................        2,315
        250      OCEANFIRST FINANCIAL CORP .....................        6,156
        143    * OCWEN FINANCIAL CORP ..........................          911
        226      OHIO CASUALTY CORP ............................        2,260
        663      OLD KENT FINANCIAL CORP .......................       29,006
        282      OLD NATIONAL BANCORP ..........................        8,442
        575      OLD REPUBLIC INTERNATIONAL CORP ...............       18,400
         33      OMEGA FINANCIAL CORP ..........................          891
         43      ORIENTAL FINANCIAL GROUP, INC .................          572
         92      PACIFIC CAPITAL BANCORP .......................        2,587
        402      PACIFIC CENTURY FINANCIAL CORP ................        7,110
         67      PACIFIC GULF PROPERTIES, INC ..................          410
         60      PACIFIC NORTHWEST BANCORP .....................          828
         73      PAN PACIFIC RETAIL PROPERTIES, INC ............        1,628
         32      PARK NATIONAL CORP ............................        2,870
         38      PARKWAY PROPERTIES, INC .......................        1,128
         22    * PENN TREATY AMERICAN CORP .....................          385
        145      PENNSYLVANIA REAL ESTATE
                   INVESTMENT TRUST ............................        2,773
         98      PEOPLES BANK OF BRIDGEPORT CO .................        2,535
         23      PEOPLES HOLDINGS CO ...........................          414
        149      PFF BANCORP, INC ..............................        3,110
         32    * PHILADELPHIA CONSOLIDATED
                   HOLDINGS CORP. ..............................          988
        165      PHOENIX INVESTMENT PARTNERS LTD ...............        2,588
         38    * PICO HOLDINGS, INC ............................          472
         66      PMA CAPITAL CORP (CLASS A) ....................        1,138
        100      PMI GROUP, INC ................................        6,768
      1,508      PNC FINANCIAL SERVICES GROUP, INC .............      110,178
        711      POPULAR, INC ..................................       18,708
        246      POST PROPERTIES, INC ..........................        9,240
         64      PREMIER NATIONAL BANCORP, INC .................        1,332
        242      PRENTISS PROPERTIES TRUST .....................        6,518
         88      PRESIDENTIAL LIFE CORP ........................        1,314
         34      PRIME GROUP REALTY TRUST ......................          488
        163    * PRIME RETAIL, INC .............................           76
         34    * PROFESSIONALS GROUP, INC ......................          818
        300      PROGRESSIVE CORP ..............................       31,087
        540      PROLOGIS TRUST ................................       12,015
        100      PROMISTAR FINANCIAL CORP ......................        1,739
        294      PROTECTIVE LIFE CORP ..........................        9,481
        100      PROVIDENT BANKSHARES CORP .....................        2,087
         80      PROVIDENT FINANCIAL GROUP, INC ................        3,000
      1,470      PROVIDIAN FINANCIAL CORP ......................       84,525
         89      PS BUSINESS PARKS, INC ........................        2,474
        322      PUBLIC STORAGE, INC ...........................        7,828
         38      R&G FINANCIAL CORP (CLASS B) ..................          541
        237      RADIAN GROUP, INC .............................       17,789
        152      RAYMOND JAMES FINANCIAL CORP ..................        5,301
        101      REALTY INCOME CORP ............................        2,512
        252      RECKSON ASSOCIATES REALTY CORP ................        6,315
         28      REDWOOD TRUST, INC ............................          497
        233      REGENCY REALTY CORP ...........................        5,519
      1,123      REGIONS FINANCIAL CORP ........................       30,671
         72      REINSURANCE GROUP OF AMERICA, INC .............        2,556
        240    * RELIANCE GROUP HOLDINGS, INC ..................            1
        288      REPUBLIC BANCORP, INC .........................        3,114
         22      REPUBLIC BANCORP, INC (CLASS A) ...............          136
         21    * REPUBLIC BANCSHARES, INC ......................          194
        187      REPUBLIC SECURITY FINANCIAL CORP ..............        1,349
         75    * RESOURCE BANCSHARES
                   MORTGAGE GROUP, INC .........................          529
         94      RFS HOTEL INVESTORS, INC ......................        1,227
        116      RICHMOND COUNTY FINANCIAL CORP ................        3,030
         72      RIGGS NATIONAL CORP ...........................        1,003
        300      ROSLYN BANCORP, INC ...........................        8,193
        101      S & T BANCORP, INC ............................        2,184
        590      SAFECO CORP ...................................       19,396
         36      SANDY SPRING BANCORP, INC .....................          819
         31      SANTANDER BANCORP .............................          596
        140      SAUL CENTERS, INC .............................        2,607
      5,836      SCHWAB (CHARLES) CORP .........................      165,596
         45      SCPIE HOLDINGS, INC ...........................        1,063
        100      SEACOAST FINANCIAL SERVICES CORP ..............        1,200
         40      SECOND BANCORP, INC ...........................          580
        152    * SECURITY CAPITAL GROUP, INC
                   (CLASS B) ...................................        3,049
        241      SEI INVESTMENTS CO ............................       26,992
        103      SELECTIVE INSURANCE GROUP, INC ................        2,497
         98      SENIOR HOUSING PROPERTIES TRUST ...............          912
         38      SHORELINE FINANCIAL CORP ......................          570
         62    * SIERRACITIES.COM, INC .........................          155
        248    * SILICON VALLEY BANCSHARES .....................        8,571
         28      SIMMONS FIRST NATIONAL CORP
                   (CLASS A) ...................................          631
        477      SIMON PROPERTY GROUP, INC .....................       11,448
        440      SKY FINANCIAL GROUP, INC ......................        7,370
         81      SL GREEN REALTY CORP ..........................        2,268

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  89

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

FINANCIAL SERVICES--(CONTINUED)
        162      SOUTH FINANCIAL GROUP, INC ....................    $   2,146
        900      SOUTHTRUST CORP ...............................       36,618
        105    * SOUTHWEST BANCORP OF TEXAS, INC ...............        4,508
        158      SOUTHWEST SECURITIES GROUP, INC ...............        4,088
      1,082      SOVEREIGN BANCORP, INC ........................        8,791
        147      SOVRAN SELF STORAGE, INC ......................        2,921
        331      SPIEKER PROPERTIES, INC .......................       16,591
         32      ST. FRANCIS CAPITAL CORP ......................          420
      1,249      ST. PAUL COS, INC .............................       67,836
         54      STANCORP FINANCIAL GROUP, INC .................        2,578
      1,012      STARWOOD HOTELS & RESORTS
                    WORLDWIDE, INC .............................       35,673
         52      STATE AUTO FINANCIAL CORP .....................          929
        802      STATE STREET CORP .............................       99,616
        249      STATEN ISLAND BANCORP, INC ....................        5,322
         98      STERLING BANCSHARES, INC ......................        1,935
         30      STERLING FINANCIAL CORP .......................          450
         44    * STEWART INFORMATION SERVICES CORP .............          976
      1,132      STILWELL FINANCIAL, INC .......................       44,643
        106      STORAGE U.S.A., INC ...........................        3,365
        854      SUMMIT BANCORP ................................       32,612
         86      SUMMIT PROPERTIES, INC ........................        2,236
         66      SUN COMMUNITIES, INC ..........................        2,211
        136    b*SUNTERRA CORP .................................          2
      1,305      SUNTRUST BANKS, INC ...........................       82,215
        139      SUSQUEHANNA BANCSHARES, INC ...................        2,293
      1,305      SYNOVUS FINANCIAL CORP ........................       35,153
        201    * SYNTROLEUM CORP ...............................        3,417
        487      T ROWE PRICE GROUP, INC .......................       20,583
        130      TAUBMAN CENTERS, INC ..........................        1,421
        412      TCF FINANCIAL CORP ............................       18,359
        300    * TD WATERHOUSE GROUP ...........................        3,975
         59      TEXAS REGIONAL BANCSHARES, INC
                   (CLASS A) ...................................        1,917
        933      THE GOLDMAN SACHS GROUP, INC ..................       99,772
         81      THORNBURG MORTGAGE, INC .......................          734
         25      THREE RIVERS BANCORP, INC .....................          206
        595      TORCHMARK CORP ................................       22,870
         59      TOWN & COUNTRY TRUST ..........................        1,139
         91    * TRAMMELL CROW CO ..............................        1,228
         67      TRANSATLANTIC HOLDINGS, INC ...................        7,093
        250    * TRIAD GUARANTY, INC ...........................        8,281
         61      TRUST CO OF NEW JERSEY ........................          766
        347      TRUSTCO BANK CORP (NEW YORK) ..................        4,229
        340      TRUSTMARK CORP ................................        7,140
         58      TUCKER ANTHONY SUTRO CORP .....................        1,424
      4,140      U.S. BANCORP ..................................      120,836
         58      U.S. RESTAURANT PROPERTIES, INC ...............          569
         37      U.S.B. HOLDINGS CO, INC .......................          464
        143    * UICI ..........................................          849
         65      UMB FINANCIAL CORP ............................        2,429
        201    * UNICAPITAL CORP ...............................            0
        731      UNION PLANTERS CORP ...........................       26,133
        321      UNIONBANCAL CORP ..............................        7,724
        161      UNITED BANKSHARES, INC ........................        3,421
        133      UNITED COMMUNITY FINANCIAL CORP
                   (OHIO) ......................................          922
        488      UNITED DOMINION REALTY TRUST, INC .............        5,276
         26      UNITED FIRE & CASUALTY CO .....................          513
         60      UNITED NATIONAL BANCORP .......................        1,151
        217    * UNITED RENTALS, INC ...........................        2,915
        412    * UNITEDGLOBALCOM, INC (CLASS A) ................        5,613
        183      UNITRIN, INC ..................................        7,434
      1,087      UNUMPROVIDENT CORP ............................       29,213
        899      USA EDUCATION, INC ............................       61,132
         50      USBANCORP, INC ................................          212
         30      VALHI, INC ....................................          345
        339      VALLEY NATIONAL BANCORP .......................       11,292
          7      VALUE LINE, INC ...............................          241
        324      VORNADO REALTY TRUST ..........................       12,413
        159      W HOLDING CO, INC .............................        1,848
      1,063      WACHOVIA CORP .................................       61,786
        427      WADDELL & REED FINANCIAL,INC
                   (CLASS A) ...................................       16,065
        306      WASHINGTON FEDERAL, INC .......................        8,701
      2,774      WASHINGTON MUTUAL, INC ........................      147,195
        234      WASHINGTON REAL ESTATE
                   INVESTMENT TRUST ............................        5,528
         25    * WAYPOINT FINANCIAL CORP .......................          275
        343      WEBSTER FINANCIAL CORP ........................        9,711
        101      WEINGARTEN REALTY INVESTORS, INC ..............        4,418
      9,127      WELLS FARGO CO ................................      508,259
         38    * WELLSFORD REAL PROPERTIES, INC ................          598
         75      WESBANCO, INC .................................        1,762
         63      WEST COAST BANCORP (OREGON) ...................          614
        242      WESTAMERICA BANCORP ...........................       10,406
         40      WESTCORP ......................................          600
        209      WESTFIELD AMERICA, INC ........................        3,017
         16    * WFS FINANCIAL, INC ............................          296
         85      WHITNEY HOLDINGS CORP .........................        3,086
        223      WILMINGTON TRUST CORP .........................       13,839
        500    * WIT SOUNDVIEW GROUP, INC ......................        1,796
        509    * WYNDHAM INTERNATIONAL, INC
                   (CLASS A) ...................................          890
         36      ZENITH NATIONAL INSURANCE CORP ................        1,057
        422      ZIONS BANCORP .................................       26,348
                                                                  -----------
                 TOTAL FINANCIAL SERVICES ......................   12,263,622
                                                                  -----------
HEALTH CARE--15.14%
         37    * AAIPHARMA, INC ................................          376
      8,231      ABBOTT LABORATORIES CO ........................      398,689
        336    * ABGENIX, INC ..................................       19,845
        100    * ABIOMED, INC ..................................        2,425
        118    * ACCREDO HEALTH, INC ...........................        5,922
         71    * ADVANCE PCS ...................................        3,230
        300    * ADVANCED TISSUE SCIENCES, INC .................          909
        664      AETNA, INC (NEW) ..............................       27,265
        230    * AFFYMETRIX, INC ...............................       17,120
         47    * ALARIS MEDICAL, INC ...........................           14

90   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

HEALTH CARE--(CONTINUED)
        146    * ALBANY MOLECULAR RESEARCH, INC ................    $   8,997
        100    * ALEXION PHARMACEUTICALS, INC ..................        6,493
        282    * ALKERMES, INC .................................        8,847
        710      ALLERGAN, INC .................................       68,736
        200    * ALLIANCE PHARMACEUTICAL CORP ..................        1,725
        100    * ALLSCRIPTS, INC ...............................          934
         73      ALPHARMA, INC (CLASS A) .......................        3,202
         83    * ALTERRA HEALTHCARE CORP .......................           83
      1,058    * ALZA CORP .....................................       44,965
      6,916      AMERICAN HOME PRODUCTS CORP ...................      439,511
         65    * AMERICAN RETIREMENT CORP ......................          198
         81    * AMERIPATH, INC ................................        2,025
        183    * AMERISOURCE HEALTH CORP (CLASS A) .............        9,241
      5,446    * AMGEN, INC ....................................      348,203
        200    * AMYLIN PHARMACEUTICALS, INC ...................        1,575
        230    * ANDRX CORP ....................................       13,311
        100    * APHTON CORP ...................................        1,800
        492    * APOGENT TECHNOLOGIES, INC .....................       10,086
      1,081      APPLERA CORP
                   (APPLIED BIOSYSTEMS GROUP) ..................       101681
        297    * APPLERA CORP
                   (CELERA GENOMICS GROUP) .....................       10,673
        196    * APRIA HEALTHCARE GROUP, INC ...................        5,831
        100    * ARADIGM CORP ..................................        1,462
        100    * ARIAD PHARMACEUTICAL, INC .....................          475
        143      ARROW INTERNATIONAL, INC ......................        5,387
        100    * ARTHROCARE CORP ...............................        1,950
        100    * ATS MEDICAL, INC ..............................        1,418
        100    * AURORA BIOSCIENCE CORP ........................        3,143
        200    * AVANT IMMUNOTHERAPEUTICS, INC .................        1,375
        100    * AVIGEN, INC ...................................        2,075
         51    * AVIRON, INC ...................................        3,407
         18    * BACOU U.S.A., INC .............................          468
        193      BARD (C.R.), INC ..............................        8,986
        100    * BARR LABORATORIES, INC ........................        7,293
        205      BAUSCH & LOMB, INC ............................        8,289
      1,495    * BAXTER INTERNATIONAL, INC .....................      132,027
        304      BECKMAN COULTER, INC ..........................       12,749
      1,343      BECTON DICKINSON & CO .........................       46,501
        705      BERGEN BRUNSWIG CORP (CLASS A) ................       11,160
        454    * BEVERLY ENTERPRISES, INC ......................        3,717
        102      BINDLEY WESTERN INDUSTRIES, INC ...............        4,239
        100    * BIOCRYST PHARMACEUTICALS, INC .................          662
        766    * BIOGEN, INC ...................................       46,007
        100    * BIOMARIN PHARMACEUTICAL, INC ..................          968
        817      BIOMET, INC ...................................       32,424
        100    * BIOPURE CORP ..................................        2,000
         32    * BIO-RAD LABORATORIES, INC (CLASS A) ...........        1,017
        100    * BIOSITE DIAGNOSTICS, INC ......................        4,043
        199    * BIO-TECHNOLOGY GENERAL CORP ...................        1,405
      1,526    * BOSTON SCIENTIFIC CORP ........................       20,887
     10,269      BRISTOL MYERS SQUIBB CO .......................      759,264
         38    * BRITESMILE, INC ...............................          106
         41    * CAPITAL SENIOR LIVING CORP ....................           99
      1,355      CARDINAL HEALTH, INC ..........................      134,991
      1,151    * CAREMARK RX, INC ..............................       15,610
          2    * CAREMATRIX CORP ...............................            0
         43    * CARRIAGE SERVICES, INC (CLASS A) ..............           64
        200    * CELL GENESYS, INC .............................        4,562
         76    * CELL PATHWAYS, INC ............................          361
        100    * CELL THERAPEUTICS, INC ........................        4,506
        284    * CEPHALON, INC .................................       17,980
         99    * CERNER CORP ...................................        4,578
         37    * CHATTEM, INC ..................................          208
        486    * CHIRON CORP ...................................       21,627
        100    * CHROMAVISION MEDICAL SYSTEMS, INC .............          262
        800      CIGNA CORP ....................................      105,840
         24    * CLOSURE MEDICAL CORP ..........................          864
         93    * COHERENT, INC .................................        3,022
         87    * COLUMBIA LABORATORIES, INC ....................          375
         58    * CONMED CORP ...................................          993
        100    * CONNETICS CORP ................................          456
         52      COOPER COS, INC ...............................        2,073
        172    * COR THERAPEUTICS, INC .........................        6,052
        219    * CORIXA CORP ...................................        6,104
        221    * COVANCE, INC ..................................        2,375
        323    * COVENTRY HEALTH CARE, INC .....................        8,620
        100    * CUBIST PHARMACEUTICALS, INC ...................        2,900
        100    * CURAGEN CORP ..................................        2,731
         30    * CURIS, INC ....................................          266
        100    * CV THERAPEUTICS, INC ..........................        7,075
         19    * CYBEAR GROUP, INC .............................            7
        200    * CYBER-CARE, INC ...............................          425
         67    * CYBERONICS, INC ...............................        1,557
         83    * CYGNUS, INC ...................................          404
        300    * CYTOGEN CORP ..................................          703
        236    * CYTYC CORP ....................................       14,764
        146      DATASCOPE CORP ................................        5,000
        383    * DAVITA, INC ...................................        6,558
        114    * DENDRITE INTERNATIONAL, INC ...................        2,550
        169      DENTSPLY INTERNATIONAL, INC ...................        6,612
        142      DIAGNOSTIC PRODUCTS CORP ......................        7,756
         82    * DURAMED PHARMACEUTICALS, INC ..................          274
        100    * DUSA PHARMACEUTICALS, INC .....................        1,681
        137    * DVI, INC ......................................        2,337
         71    * ECLIPSE SURGICAL TECHNOLOGY, INC ..............           59
        232    * ECLIPSYS CORP .................................        5,684
        319    * EDWARDS LIFESCIENCES CORP .....................        5,662
        147    * ELAN CORP CONTINGENT VALUE RIGHT ..............          114
        100    * EMISPHERE TECHNOLOGIES, INC ...................        2,500
         45    * ENDO PHARMACEUTICAL HOLDINGS, INC .............          270
         45    * ENDO PHARMACEUTICAL HOLDINGS, INC
                   WTS 12/31/02 ................................           11
         51    * ENTREMED, INC .................................          879
         83    * ENZO BIOCHEM, INC .............................        2,064
        239    * ENZON, INC ....................................       14,832
         79    * EXPRESS SCRIPTS, INC ..........................        8,077
        185    * FIRST HEALTH GROUP CORP .......................        8,614
        151    * FISHER SCIENTIFIC INTERNATIONAL, INC ..........        5,568

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  91

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

HEALTH CARE--(CONTINUED)
        415    * FOREST LABORATORIES, INC ......................     $ 55,143
        100    * GENE LOGIC, INC ...............................        1,837
      1,100    * GENENTECH, INC ................................       89,650
        100    * GENOME THERAPEUTICS CORP ......................          696
         38    * GENZYME CORP
                  (BIOSURGERY DIVISION) ........................          330
        612    * GENZYME CORP (GENERAL DIVISION) ...............       55,041
        100    * GERON CORP ....................................        1,543
        165    * GILEAD SCIENCES, INC ..........................       13,684
         36    * GLIATECH, INC .................................          146
      1,638    * GUIDANT CORP ..................................       88,349
         87    * GUILFORD PHARMACEUTICALS, INC .................        1,566
         97    * HAEMONETICS CORP ..............................        2,994
         72    * HANGER ORTHOPEDIC GROUP, INC ..................           94
      2,945      HCA-THE HEALTHCARE CO .........................      129,609
      1,154    * HEALTH MANAGEMENT ASSOCIATES, INC
                   (CLASS A) (NEW) .............................       23,945
        474    * HEALTH NET, INC ...............................       12,412
      1,954    * HEALTHSOUTH CORP ..............................       31,874
         92    * HEMISPHERX BIOPHARMA, INC .....................          437
        181      HILLENBRAND INDUSTRIES, INC ...................        9,321
        750    * HUMAN GENOME SCIENCES, INC ....................       51,984
        796    * HUMANA, INC ...................................       12,139
        245    * ICOS CORP .....................................       12,724
        159    * IDEC PHARMACEUTICALS CORP .....................       30,140
        238    * IDEXX LABORATORIES, INC .......................        5,236
         53    * IDX SYSTEMS CORP ..............................        1,325
         37    * IGEN INTERNATIONAL, INC .......................          455
        100    * ILEX ONCOLOGY, INC ............................        2,631
        200    * IMATRON, INC ..................................          275
        314    * IMCLONE SYSTEMS, INC ..........................       13,816
      1,152    * IMMUNEX CORP ..................................       46,800
        200    * IMMUNOGEN, INC ................................        4,287
        100    * IMMUNOMEDICS, INC .............................        2,150
         60    * IMPATH, INC ...................................        3,990
      1,459      IMS HEALTH, INC ...............................       39,393
        100    * INAMED CORP ...................................        2,043
        284    * INCYTE GENOMICS, INC ..........................        7,064
        110    * INFOCURE CORP .................................          412
        200    * INHALE THERAPEUTIC SYSTEMS, INC ...............       10,100
        100    * INTEGRATED SILICON SOLUTION, INC ..............        1,437
         90      INVACARE CORP .................................        3,082
        214    * INVITROGEN CORP ...............................       18,484
        216    * ISIS PHARMACEUTICALS, INC .....................        2,295
        100    * I-STAT CORP ...................................        2,643
        725    * IVAX CORP .....................................       27,767
      7,339      JOHNSON & JOHNSON CO ..........................      771,053
        587    * KING PHARMACEUTICALS, INC .....................       30,340
         67    * KV PHARMACEUTICAL CO (CLASS B) ................        1,624
        124    * LABORATORY CORP OF AMERICA
                   HOLDINGS ....................................       21,824
         30      LANDAUER, INC .................................          547
         95    * LASER VISION CENTERS, INC .....................          154
         67    * LASERSIGHT, INC ...............................           83
        110    * LCA-VISION, INC ...............................          116
        117    * LIFEPOINT HOSPITALS, INC ......................        5,864
        270    * LIGAND PHARMACEUTICALS CO
                   (CLASS A) ...................................        3,780
      5,045      LILLY (ELI) & CO ..............................      469,500
        245    * LINCARE HOLDINGS, INC .........................       13,980
         79    * MACROCHEM CORP (DELAWARE) .....................          202
        120    * MAGELLAN HEALTH SERVICES, INC .................          532
         23    * MANNATECH, INC ................................           28
        371    * MANOR CARE, INC ...............................        7,651
         34    * MATRIA HEALTHCARE, INC ........................          327
        100    * MATRIX PHARMACEUTICALS, INC ...................        1,712
        100    * MAXIM PHARMACEUTICALS, INC ....................          637
        143    * MAXIMUS, INC ..................................        4,996
      1,461      MCKESSON HBOC, INC ............................       52,435
        400    * MEDAREX, INC ..................................       16,300
        107    * MEDICIS PHARMACEUTICAL CORP
                   (CLASS A) ...................................        6,326
         47    * MEDICONSULT.COM, INC ..........................            4
      1,130    * MEDIMMUNE, INC ................................       53,886
         48    * MEDQUIST, INC .................................          768
      6,319      MEDTRONIC, INC ................................      381,509
         78      MENTOR CORP ...................................        1,521
     12,101      MERCK & CO, INC ...............................    1,132,956
        100    * MGI PHARMA, INC ...............................        1,650
        171    * MID ATLANTIC MEDICAL SERVICES, INC ............        3,387
        960    * MILLENNIUM PHARMACEUTICALS, INC ...............       59,400
        270      MILLIPORE CORP ................................       17,010
        156    * MINIMED, INC ..................................        6,556
        100    * MIRAVANT MEDICAL TECHNOLOGIES .................          928
        136    * MOLECULAR DEVICES CORP ........................        9,307
        250      MORRISON MANAGEMENT
                   SPECIALISTS, INC ............................        8,727
        587      MYLAN LABORATORIES, INC .......................       14,785
        200    * MYRIAD GENETICS, INC ..........................       16,550
        100    * NANOGEN, INC ..................................          900
         53    * NCS HEALTHCARE, INC (CLASS A) .................            5
        100    * NEORX CORP ....................................          525
        100    * NEOSE TECHNOLOGIES, INC .......................        3,300
        100    * NEUROCRINE BIOSCIENCES, INC ...................        3,312
        145    * NEUROGEN CORP .................................        5,093
        100    * NOVEN PHARMACEUTICALS, INC ....................        3,737
         53    * NOVOSTE CORP ..................................        1,457
        100    * NPS PHARMACEUTICALS, INC ......................        4,800
         59    * OCULAR SCIENCES, INC ..........................          685
         75      OMEGA HEALTHCARE INVESTORS, INC ...............          285
        544      OMNICARE, INC .................................       11,764
         82    * ON ASSIGNMENT, INC ............................        2,337
        215    * ORGANOGENESIS, INC ............................        1,932
        152    * ORTHODONTIC CENTERS OF
                   AMERICA, INC ................................        4,750
        100    * OSI PHARMACEUTICALS, INC ......................        8,012
         53    * OSTEOTECH, INC ................................          251
        123      OWENS & MINOR, INC ............................        2,183
        407    * OXFORD HEALTH PLANS, INC ......................       16,076

92   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

HEALTH CARE--(CONTINUED)
        141    * PACIFICARE HEALTH SYSTEMS, INC
                   (CLASS A) ...................................   $    2,115
        100    * PACKARD BIOSCIENCE CO .........................        1,162
        567      PALL CORP .....................................       12,084
         95    * PAREXEL INTERNATIONAL CORP ....................        1,027
        182    * PATTERSON DENTAL CO ...........................        6,165
         59    * PEDIATRIX MEDICAL GROUP, INC ..................        1,419
        105    * PER SE TECHNOLOGIES, INC ......................          365
     32,942      PFIZER, INC ...................................    1,515,332
         69    * PHARMACEUTICAL PRODUCT
                   DEVELOPMENT, INC ............................        3,428
         65    * PHARMACEUTICAL RESOURCES, INC .................          450
      6,812      PHARMACIA CORP ................................      415,532
        100    * PHARMACOPEIA, INC .............................        2,181
         57    * PHARMACYCLICS, INC ............................        1,952
        277    * PHYCOR, INC ...................................            8
        100    * POLYMEDIA CORP ................................        3,337
        230    * PRIORITY HEALTHCARE CORP (CLASS B) ............        9,386
         14    * PROFESSIONAL DETAILING, INC ...................        1,480
        240    * PROTEIN DESIGN LABORATORIES, INC ..............       20,850
        219    * PROVINCE HEALTHCARE CO ........................        8,623
         68    * PROXYMED, INC .................................           85
        267    * PSS WORLD MEDICAL, INC ........................        1,335
         95    * QUADRAMED CORP ................................           77
        152    * QUEST DIAGNOSTICS, INC ........................       21,584
        633    * QUINTILES TRANSNATIONAL CORP ..................       13,253
        266    * QUORUM HEALTH GROUP, INC ......................        4,189
         61    * REGENERON PHARMACEUTICALS, INC ................        2,151
        100    * REHABCARE GROUP, INC ..........................        5,137
        168    * RENAL CARE GROUP, INC .........................        4,606
         73    * RES-CARE, INC .................................          328
        212    * RESMED, INC ...................................        8,453
        124    * RESPIRONICS, INC ..............................        3,534
         34    * SAFESCIENCE, INC ..............................           40
         58    * SANGSTAT MEDICAL CORP .........................          688
         90    * SCHEIN (HENRY), INC ...........................        3,116
      7,732      SCHERING-PLOUGH CORP ..........................      438,791
         55    * SCOTT TECHNOLOGIES, INC .......................        1,230
        354    * SEPRACOR, INC .................................       28,364
         72    * SEROLOGICALS CORP .............................        1,084
      1,024    * SERVICE CORP INTERNATIONAL ....................        1,792
        334    * SICOR, INC ....................................        4,822
        101    * SIERRA HEALTH SERVICES, INC ...................          383
         94    * SOLA INTERNATIONAL, INC .......................          387
        417    * ST. JUDE MEDICAL, INC .........................       25,619
         51    * STERICYCLE, INC ...............................        1,944
        254    * STERIS CORP ...................................        4,095
        339      STEWART ENTERPRISES, INC (CLASS A) ............          646
        738    * STRYKER CORP ..................................       37,335
         14    * SUNQUEST INFORMATION SYSTEMS, INC .............          125
         70    * SUNRISE ASSISTED LIVING, INC ..................        1,750
        174    * SUNRISE TECHNOLOGIES
                   INTERNATIONAL, INC ..........................          309
         72    * SUPERGEN, INC .................................          999
         27    * SUPERIOR CONSULTANT HOLDINGS CORP .............           74
        164    * SYBRON DENTAL SPECIALTIES, INC ................        2,767
         62    * SYNAVANT, INC .................................          290
         74    * SYNCOR INTERNATIONAL CORP .....................        2,691
        100    * TARGETED GENETICS CORP ........................          668
      1,572      TENET HEALTHCARE CORP .........................       69,855
        200    * TEXAS BIOTECHNOLOGY CORP ......................        1,718
         99    * THERAGENICS CORP ..............................          495
         59    * THERMO CARDIOSYSTEMS, INC .....................          516
        100    * THORATEC LABORATORIES CORP ....................        1,100
        100    * TITAN PHARMACEUTICALS, INC ....................        3,537
         75    * TRANSKARYOTIC THERAPIES, INC ..................        2,732
        228    * TRIAD HOSPITALS, INC ..........................        7,424
        123    * TRIANGLE PHARMACEUTICALS, INC .................          607
        248    * TRIGON HEALTHCARE, INC ........................       19,297
        100    * TRIMERIS, INC .................................        5,487
        100    * TULARIK, INC ..................................        2,943
         86    * TWINLAB CORP ..................................          145
        100    * UNITED THERAPEUTICS CORP ......................        1,475
      1,740      UNITEDHEALTH GROUP, INC .......................      106,792
         87    * UNIVERSAL HEALTH SERVICES, INC
                   (CLASS B) ...................................        9,722
        214    * US ONCOLOGY, INC ..............................        1,350
        100    * VALENTIS, INC .................................          712
        115    * VARIAN MEDICAL SYSTEMS, INC ...................        7,812
        117    * VARIAN, INC ...................................        3,963
         51    * VENTANA MEDICAL SYSTEMS, INC ..................          943
        205      VENTAS, INC ...................................        1,153
         62    * VENTIV HEALTH, INC ............................          778
        294    * VERTEX PHARMACEUTICALS, INC ...................       21,021
         61    * VICAL, INC ....................................        1,128
        313    * VISX, INC .....................................        3,266
         24      VITAL SIGNS, INC ..............................          771
        668    * WATERS CORP ...................................       55,778
        469    * WATSON PHARMACEUTICALS, INC ...................       24,006
      1,378    * WEBMD CORP ....................................       10,937
        340    * WELLPOINT HEALTH NETWORKS, INC ................       39,185
        100      X-RITE, INC ...................................          781
                                                                  -----------
                 TOTAL HEALTH CARE .............................   10,199,140
                                                                  -----------
OTHER--1.37%
         61      ABM INDUSTRIES, INC ...........................        1,868
        100    * ACACIA RESEARCH CORP ..........................        1,781
        100    * ADMINSTAFF, INC ...............................        2,720
         69    * ADVO, INC .....................................        3,061
         30    * AHL SERVICES, INC .............................          301
        162      ALEXANDER & BALDWIN, INC ......................        4,252
        100      BANTA CORP ....................................        2,542
         56    * BELL & HOWELL CO ..............................          924
        469      BLOCK (H&R), INC ..............................       19,404
         79      BRADY CORP (CLASS A) ..........................        2,671
         46    * BRIGHT HORIZONS FAMILY
                   SOLUTIONS, INC ..............................        1,201
         56    * CAREER EDUCATION CORP .........................        2,191
         42    * CDI CORP ......................................          614

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  93

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

OTHER--(CONTINUED)
      3,777    * CENDANT CORP ..................................     $ 36,353
        146      CENTRAL PARKING CORP ..........................        2,920
        267    * CENTURY BUSINESS SERVICES, INC ................          300
         27    * CHARLES RIVER ASSOCIATES, INC .................          278
        629      CINTAS CORP ...................................       33,454
         51    * CONCUR TECHNOLOGIES, INC ......................           56
         34    * CORINTHIAN COLLEGES, INC ......................        1,289
         36    * CORNELL COS, INC ..............................          193
         64    * CORPORATE EXECUTIVE BOARD CO ..................        2,545
        124    * COSTAR GROUP, INC .............................        2,929
        226      CRANE CO ......................................        6,426
         19      CURTISS WRIGHT CORP ...........................          883
         65    * DAISYTEK INTERNATIONAL CORP ...................          446
        326    * DEVRY, INC ....................................       12,306
        967      DOVER CORP ....................................       39,223
        353    * DUN & BRADSTREET CORP (NEW) ...................        9,133
        111    * EDGEWATER TECHNOLOGY, INC .....................          721
        100    * EDISON SCHOOLS, INC ...........................        3,150
         72    * EDUCATION MANAGEMENT CORP .....................        2,574
        100    * ESCO TECHNOLOGIES, INC ........................        2,068
         59    * FAIRCHILD CORP (CLASS A) ......................          324
         64    * FIRST CONSULTING GROUP, INC ...................          304
        243      FIRST INDUSTRIAL REALTY TRUST, INC ............        8,262
        121    * FORRESTER RESEARCH, INC .......................        6,057
        818      FORTUNE BRANDS, INC ...........................       24,540
         77    * FRANKLIN COVEY CO .............................          577
         75    * FRITZ COS, INC ................................          454
         22    * GENERAL BINDING CORP ..........................          148
         66    * GENTIVA HEALTH SERVICES, INC ..................          882
        210    * GETTY IMAGES, INC .............................        6,720
          2    * GLOBAL SOURCES LTD ............................           17
        242    * GTECH HOLDINGS CORP ...........................        4,976
        156    * HA-LO INDUSTRIES, INC .........................          351
        114      HARLAND (JOHN H.) CO ..........................        1,610
        281    * HAVAS ADVERTISING S.A. ADR ....................        3,969
         55    * HEIDRICK & STRUGGLES
                   INTERNATIONAL, INC ..........................        2,313
      4,172      HONEYWELL INTERNATIONAL, INC ..................      197,387
        100    * HOTJOBS.COM LTD ...............................        1,143
         85    * INFOUSA, INC ..................................          286
        431      ITT INDUSTRIES, INC ...........................       16,701
        113      JOHNS MANVILLE CORP ...........................        1,461
         67      KELLY SERVICES, INC (CLASS A) .................        1,582
        183    * KORN FERRY INTERNATIONAL ......................        3,888
        134    * LABOR READY, INC ..............................          443
         71    * LASON, INC ....................................           19
        252      LIBERTY PROPERTY TRUST CO .....................        7,197
        223    * LITTON INDUSTRIES, INC ........................       17,547
        276      LOEWS CORP ....................................       28,583
        386      MANPOWER, INC .................................       14,668
         55      MATTHEWS INTERNATIONAL CORP
                   (CLASS A) ...................................        1,735
         34      MCGRATH RENTCORP ..............................          658
         46    * MEMBERWORKS, INC ..............................          977
        195    * METROMEDIA INTERNATIONAL
                   GROUP, INC ..................................          507
         23    * MODEM MEDIA, INC ..............................           76
        341    * MODIS PROFESSIONAL SERVICES, INC ..............        1,406
        806      MOODY'S CORP ..................................       20,704
        152      NATIONAL SERVICE INDUSTRIES, INC ..............        3,904
         48    * NAVARRE CORP ..................................           52
        140    * NAVIGANT CONSULTING CO ........................          533
        145    * NCO GROUP, INC ................................        4,404
        146      NEW ENGLAND BUSINESS SERVICES, INC ............        2,664
         36    * NEXTERA ENTERPRISES, INC ......................           20
         79    * OFFSHORE LOGISTICS, INC .......................        1,702
         52    * PFSWEB, INC ...................................           39
        280      PITTSTON CO ...................................        5,565
         73    * PREPAID LEGAL SERVICES, INC ...................        1,861
         17    * PRIVATE BUSINESS, INC .........................           17
        100    * PROSOFTTRAINING.COM ...........................        1,212
         74    * PROTECTION ONE, INC ...........................           64
         35    * PROVANT, INC ..................................          149
        126    * R.H. DONNELLEY CORP ...........................        3,063
         63    * RENT WAY, INC .................................          279
        876    * ROBERT HALF INTERNATIONAL, INC ................       23,214
         64      ROLLINS, INC ..................................        1,284
         17    * RWD TECHNOLOGIES, INC .........................           52
         66    * SCHOOL SPECIALTY, INC .........................        1,324
      1,569      SERVICEMASTER CO ..............................       18,043
        306    * SPHERION CORP .................................        3,461
         65    * STAFF LEASING, INC ............................          195
         47      STANDARD REGISTER, INC ........................          669
        144      STANDEX INTERNATIONAL CORP ....................        2,970
         27    * STARTEK, INC ..................................          415
         28      STRAYER EDUCATION, INC ........................          715
        100    * SYMYX TECHNOLOGIES, INC .......................        3,600
         25    * TEJON RANCH CO ................................          481
         25    * TEJON RANCH CO RTS 01/08/01 ...................            0
         83    * TELETECH HOLDINGS, INC ........................        1,525
        500    * TERREMARK WORLDWIDE, INC ......................          375
        572      TEXTRON, INC ..................................       26,598
        304    * TMP WORLDWIDE, INC ............................       16,720
         10    * TOWNE SERVICES, INC ...........................           12
         16    * TRADESTATION GROUP, INC .......................           31
         47    * TRAVELOCITY.COM, INC ..........................          569
        338      U.S. INDUSTRIES, INC ..........................        2,704
         39    * U.S. LEC CORP (CLASS A) .......................          187
         40      UNIFIRST CORP .................................          410
        100    * UNIROYAL TECHNOLOGY CORP ......................          625
        222    * UNITED STATIONERS, INC ........................        5,328
      2,318      UNITED TECHNOLOGIES CORP ......................      182,252
         13    * VALLEY MEDIA, INC .............................            9
        246      VALSPAR CORP ..................................        7,916
        100    * VENTRO CORP ...................................          100
        531      VIAD CORP .....................................       12,213
         49    * WACKENHUT CORP (CLASS A) ......................          661
         38    * WACKENHUT CORRECTIONS CORP ....................          280
        159      WALTER INDUSTRIES, INC ........................        1,192

94   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------
OTHER--(CONTINUED)
        270    * WORLD ACCESS, INC .............................        $ 649
         48    * WORLDWIDE XCEED GROUP, INC ....................            6
                                                                  -----------
                 TOTAL OTHER ...................................      921,562
                                                                  -----------

PRODUCER DURABLES--5.80%
        247      ACTUANT CORP ..................................          741
        100    * ADVANCED LIGHTING
                   TECHNOLOGIES, INC ...........................          662
        224      AGCO CORP .....................................        2,716
      1,011    * ALLIED WASTE INDUSTRIES, INC ..................       14,722
         34      AMERICAN STATES WATER CO ......................        1,253
        465      AMERICAN WATER WORKS CO, INC ..................       13,659
        221      AMETEK, INC ...................................        5,732
         79      APPLIED INDUSTRIAL
                   TECHNOLOGIES, INC ...........................        1,624
         55    * ASTEC INDUSTRIES, INC .........................          725
        200    * AZURIX CORP ...................................        1,637
        122      BALDOR ELECTRIC CO ............................        2,577
         92      BELDEN, INC ...................................        2,334
        116    * BLOUNT INTERNATIONAL, INC .....................          891
        103      BMC INDUSTRIES, INC ...........................          502
         87      BRIGGS & STRATTON CORP ........................        3,860
        142    * BROOKS AUTOMATION, INC ........................        3,984
        144      CALIFORNIA WATER SERVICE GROUP ................        3,888
         38    * CASELLA WASTE SYSTEMS, INC (CLASS A) ..........          330
         35    * CATAYTICA ENERGY SYSTEMS ......................          603
      1,835      CATERPILLAR, INC ..............................       86,818
         70    * CMI CORP (CLASS A) ............................          109
        231    * COGNEX CORP ...................................        5,110
         76    * COINSTAR, INC .................................        1,159
         47      COLUMBUS MCKINNON CORP ........................          417
         48    * CONSOLIDATED GRAPHICS, INC ....................          573
        409      COOPER INDUSTRIES, INC ........................       18,788
        158      CUMMINS ENGINE CO, INC ........................        5,994
         61    * CUNO, INC .....................................        1,635
      1,180      DEERE & CO ....................................       54,058
        244    * DYCOM INDUSTRIES, INC .........................        8,768
        377      EATON CORP ....................................       28,345
      2,236      EMERSON ELECTRIC CO ...........................      176,224
        174      FEDERAL SIGNAL CORP ...........................        3,414
        241    * FLOWSERVE CORP ................................        5,151
         17      FRANKLIN ELECTRIC CO, INC .....................        1,164
        100    * FUELCELL ENERGY, INC ..........................        6,856
        148    * GARDNER DENVER, INC ...........................        3,152
        185      GATX CORP .....................................        9,226
        116      GENERAL CABLE CORP ............................          514
     52,152      GENERAL ELECTRIC CO ...........................    2,500,037
        146    * GENLYTE GROUP, INC ............................        3,467
        380      GRAINGER (W.W.), INC ..........................       13,870
         53    * GRAPHIC PACKAGING
                   INTERNATIONAL CORP ..........................           59
      1,640      HARLEY DAVIDSON, INC ..........................       65,190
        151      HARSCO CORP ...................................        3,727
        292      HUBBELL, INC (CLASS B) ........................        7,738
        112      IDEX CORP .....................................        3,710
      1,253      ILLINOIS TOOL WORKS, INC ......................       74,631
        816      INGERSOLL-RAND CO .............................       34,170
         61    * IONICS, INC ...................................        1,730
         86    * IT GROUP, INC .................................          430
        166      JLG INDUSTRIES, INC ...........................        1,763
        116      KAYDON CORP ...................................        2,885
        106      KENNAMETAL, INC ...............................        3,087
         22      LAWSON PRODUCTS, INC ..........................          598
        241      LINCOLN ELECTRIC HOLDINGS CO ..................        4,729
        147      LINDSAY MANUFACTURING CO ......................        3,325
         74    * LITTELFUSE, INC ...............................        2,118
         91    * MAGNETEK, INC .................................        1,183
         98      MANITOWOC CO, INC .............................        2,842
         36    * MAXWELL TECHNOLOGIES, INC .....................          537
         87    * MECHANICAL TECHNOLOGY, INC ....................          304
        239      MILACRON, INC .................................        3,838
        150    * MILLER INDUSTRIES, INC ........................           84
         36      MINE SAFETY APPLIANCE CO ......................          904
      2,119      MINNESOTA MINING &
                   MANUFACTURING CO ............................      255,338
         24      NACCO INDUSTRIES, INC (CLASS A) ...............        1,048
         91    * NATIONAL INSTRUMENTS CORP .....................        4,419
        346    * NAVISTAR INTERNATIONAL CORP ...................        9,060
        260    * NEWPARK RESOURCES, INC ........................        2,486
        217      NEWPORT NEWS SHIPBUILDING, INC ................       11,284
        106      NORDSON CORP ..................................        2,703
        286    * OGDEN CORP ....................................        4,397
        370      PACCAR, INC ...................................       18,222
        628      PARKER-HANNIFIN CORP ..........................       27,710
        292      PHILADELPHIA SUBURBAN CORP ....................        7,154
        100    * PHOTON DYNAMICS, INC ..........................        2,250
      1,299      PITNEY BOWES, INC .............................       43,029
        264    * POWER-ONE, INC ................................       10,378
         33      PRIMEX TECHNOLOGIES, INC ......................        1,051
        100    * QUANTA SERVICES, INC ..........................        3,218
        104    * RAYOVAC CORP ..................................        1,475
         79      REGAL-BELOIT CORP .............................        1,347
        938    * REPUBLIC SERVICES, INC (CLASS A) ..............       16,121
         30      ROBBINS & MYERS, INC ..........................          723
        780      ROCKWELL INTERNATIONAL CORP ...................       37,147
        176      ROLLINS TRUCK LEASING CORP ....................        1,408
        214      ROPER INDUSTRIES, INC .........................        7,075
        243    b*SAFETY-KLEEN CORP .............................           18
         45      SAUER-DANFOSS, INC ............................          421
         39    * SEQUA CORP (CLASS A) ..........................        1,418
          8      SJW CORP ......................................          816
        148    * SPS TECHNOLOGIES, INC .........................        8,112
         25      STARRETT (L.S.) CO (CLASS A) ..................          587
        105      STEWART & STEVENSON SERVICES, INC .............        2,383
        100    * SUPERCONDUCTOR
                   TECHNOLOGIES, INC ...........................          362
         67      TECUMSEH PRODUCTS CO (CLASS A) ................        2,809
        243      TELEFLEX, INC .................................       10,737
         34      TENNANT CO ....................................        1,632

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  95

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

PRODUCER DURABLES--(CONTINUED)
         93    * TEREX CORP ....................................      $ 1,505
        229    * TETRA TECH, INC ...............................        7,299
      1,592    * THERMO ELECTRON CORP ..........................       47,362
         23    * THERMO FIBERTEK, INC ..........................           79
        318      THOMAS & BETTS CORP ...........................        5,147
        190      TIMKEN CO .....................................        2,873
         60      TITAN INTERNATIONAL, INC ......................          255
        143      TORO CO .......................................        5,246
        349      TRINITY INDUSTRIES, INC .......................        8,725
         50    * U.S. LIQUIDS, INC .............................          109
        119    * U.S. PLASTIC LUMBER CORP ......................          145
        160    * UNOVA, INC ....................................          580
         90    * VALENCE TECHNOLOGY, INC .......................          838
         66      VALMONT INDUSTRIES, INC .......................        1,212
        160      WABTEC CORP ...................................        1,880
         59    * WASTE CONNECTIONS, INC ........................        1,950
         11    * WASTE INDUSTRIES, INC .........................           66
      3,300      WASTE MANAGEMENT, INC .........................       91,575
         63      WATTS INDUSTRIES, INC (CLASS A) ...............          874
      3,501      XEROX CORP ....................................       16,192
                                                                  -----------
                 TOTAL PRODUCER DURABLES .......................    3,909,121
                                                                  -----------
TECHNOLOGY--22.35%
         55    * 24/7 MEDIA, INC ...............................           29
      1,799    * 3COM CORP .....................................       15,291
         78    * 3DFX INTERACTIVE, INC .........................           19
        115    * ABOUT.COM, INC ................................        3,097
        100    * ACCRUE SOFTWARE, INC ..........................          250
        100    * ACT MANUFACTURING, INC ........................        1,575
         77    * ACTEL CORP ....................................        1,862
         96    * ACTIVISION, INC ...............................        1,452
        286    * ACTUATE CORP ..................................        5,469
        321    * ACXIOM CORP ...................................       12,498
        484    * ADAPTEC, INC ..................................        4,961
        220    * ADAPTIVE BROADBAND CORP .......................        1,347
      3,978    * ADC TELECOMMUNICATIONS, INC ...................       72,101
      1,232      ADOBE SYSTEMS, INC ............................       71,687
         75    * ADTRAN, INC ...................................        1,593
        252    * ADVANCED DIGITAL INFORMATION CORP .............        5,796
        139    * ADVANCED ENERGY INDUSTRIES, INC ...............        3,127
        372    * ADVANCED FIBRE COMMUNICATIONS, INC ............        6,719
      1,612    * ADVANCED MICRO DEVICES, INC ...................       22,265
         94    * ADVENT SOFTWARE, INC ..........................        3,765
        272    * AEROFLEX, INC .................................        7,841
        100    * AETHER SYSTEMS, INC ...........................        3,912
        234    * AFFILIATED COMPUTER SERVICES, INC
                   (CLASS A) ...................................       14,200
        100    * AGILE SOFTWARE CORP ...........................        4,937
      2,373    * AGILENT TECHNOLOGIES, INC .....................      129,921
        220    * AKAMAI TECHNOLOGIES, INC ......................        4,633
        250    * ALLAIRE CORP ..................................        1,257
        104    * ALLEN TELECOM, INC ............................        1,865
         92    * ALLIANCE SEMICONDUCTOR CORP ...................        1,040
        200    * ALLIED RISER COMMUNICATION CORP ...............          406
        226    * ALPHA INDUSTRIES, INC .........................        8,362
         50    * ALPINE GROUP, INC .............................          109
      2,140    * ALTERA CORP ...................................       56,308
     12,422    * AMERICA ONLINE, INC ...........................      432,285
        158    * AMERICAN MANAGEMENT SYSTEMS, INC ..............        3,130
        811    * AMERICAN POWER CONVERSION CORP ................       10,036
         58    * AMERICAN SUPERCONDUCTOR CORP ..................        1,656
        200    * AMERICAN TELESOURCE
                   INTERNATIONAL, INC ..........................           75
        541    * AMKOR TECHNOLOGY, INC .........................        8,393
        168    * AMPEX CORP (CLASS A) ..........................           63
        222    * AMPHENOL CORP (CLASS A) .......................        8,699
         42    * ANACOMP, INC ..................................            2
        101    * ANADIGICS, INC ................................        1,653
      1,914    * ANALOG DEVICES, INC ...........................       97,972
         23      ANALOGIC CORP .................................        1,024
         80      ANALYSTS INTERNATIONAL CORP ...................          305
        200    * ANAREN MICROWAVE, INC .........................       13,437
        409    * ANDREW CORP ...................................        8,895
         95    * ANICOM, INC ...................................            0
         80    * ANIXTER INTERNATIONAL, INC ....................        1,730
        102    * ANSWERTHINK, INC ..............................          369
         90    * ANTEC CORP ....................................          711
        100    * APAC CUSTOMER SERVICES, INC ...................          368
         67    * APERIAN, INC ..................................           43
      1,712    * APPLE COMPUTER, INC ...........................       25,466
         24    * APPLIED GRAPHICS TECHNOLOGIES, INC ............           81
      4,155    * APPLIED MATERIALS, INC ........................      158,669
      1,310    * APPLIED MICRO CIRCUITS CORP ...................       98,311
         18    * APPLIEDTHEORY CORP ............................           36
        216    * ARCH WIRELESS, INC ............................          135
        900    * ARIBA, INC ....................................       48,262
        461    * ARROW ELECTRONICS, INC ........................       13,196
        300    * ART TECHNOLOGY GROUP, INC .....................        9,168
        226    * ARTESYN TECHNOLOGIES, INC .....................        3,587
         94    * ASHTON TECHNOLOGY GROUP, INC ..................           85
        100    * ASK JEEVES, INC ...............................          243
        179    * ASPECT COMMUNICATIONS CORP ....................        1,440
         95    * ASPEN TECHNOLOGY, INC .........................        3,158
        113    * ASYST TECHNOLOGIES, INC .......................        1,518
      2,110    * ATMEL CORP ....................................       24,528
         76    * ATMI, INC .....................................        1,482
        104    * AUSPEX SYSTEMS, INC ...........................          728
        307      AUTODESK, INC .................................        8,269
      3,254      AUTOMATIC DATA PROCESSING, INC ................      206,018
        245    * AVANT CORP ....................................        4,486
      1,391    * AVAYA, INC ....................................       14,344
        465      AVERY DENNISON CORP ...........................       25,516
         84    * AVID TECHNOLOGY, INC ..........................        1,534
        516      AVNET, INC ....................................       11,094
        234    * AVOCENT CORP ..................................        6,318
         93    * AVT CORP ......................................          462
        162      AVX CORP ......................................        2,652
         61    * AWARE, INC ....................................        1,082
         62    * AXT, INC ......................................        2,049

96   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

TECHNOLOGY--(CONTINUED)
        250    * BARRA, INC ....................................     $ 11,781
      1,992    * BEA SYSTEMS, INC ..............................      134,086
         61    * BENCHMARK ELECTRONICS, INC ....................        1,376
        145    * BILLING CONCEPTS CORP .........................          290
        225    * BINDVIEW DEVELOPMENT CORP .....................        2,116
        306    * BISYS GROUP, INC ..............................       15,950
         72    * BLACK BOX CORP ................................        3,478
        100    * BLUESTONE SOFTWARE, INC .......................        1,512
      1,319    * BMC SOFTWARE, INC .............................       18,466
         27    * BOTTOMLINE TECHNOLOGIES, INC ..................          693
        201    * BRIGHTPOINT, INC ..............................          703
         68    * BRIO TECHNOLOGY, INC ..........................          286
        200    * BROADBASE SOFTWARE, INC .......................        1,250
        803    * BROADCOM CORP (CLASS A) .......................       67,452
      1,030    * BROADVISION, INC ..............................       12,166
      1,300    * BROCADE COMMUNICATIONS
                   SYSTEMS, INC ................................      119,356
        141    * BROOKTROUT, INC ...............................        1,335
        100    * BSQUARE CORP ..................................          600
         96      C&D TECHNOLOGIES, INC .........................        4,146
        159    * CABLE DESIGN TECHNOLOGIES CO ..................        2,673
        800    * CABLETRON SYSTEMS, INC ........................       12,050
        100    * CACHEFLOW, INC ................................        1,706
         35    * CACI INTERNATIONAL, INC (CLASS A) .............          805
      1,317    * CADENCE DESIGN SYSTEMS, INC ...................       36,217
         27    * CAIS INTERNET, INC ............................           26
        100    * CALICO COMMERCE, INC ..........................           96
        100    * CALIFORNIA AMPLIFIER, INC .....................          925
        193    * CAMBRIDGE TECHNOLOGY
                   PARTNERS, INC ...............................          506
         36    * CARRIER ACCESS CORP ...........................          324
         18    * CATAPULT COMMUNICATIONS CORP ..................          301
         93    * C-COR.NET CORP ................................          903
        153    * C-CUBE MICROSYSTEMS, INC (NEW) ................        1,883
        100    * CELERITEL, INC ................................        3,812
        129    * CELLSTAR CORP .................................          185
        578    * CERIDIAN CORP .................................       11,523
         61    * CHART INDUSTRIES, INC .........................          263
        337    * CHECKFREE CORP ................................       14,322
        108    * CHECKPOINT SYSTEMS, INC .......................          803
        188    b*CHS ELECTRONICS, INC ..........................            0
        170    * CIBER, INC ....................................          828
      1,534    * CIENA CORP ....................................      124,637
        347    * CIRRUS LOGIC, INC .............................        6,506
     37,664    * CISCO SYSTEMS, INC ............................    1,440,648
        936    * CITRIX SYSTEMS, INC ...........................       21,060
        115    * CLARENT CORP ..................................        1,300
        100    * CLARUS CORP ...................................          700
      1,027      CMGI, INC .....................................        5,744
        423    * CNET NETWORKS, INC ............................        6,768
         24    * COGNIZANT TECHNOLOGY
                   SOLUTIONS CORP ..............................          871
         75      COHU, INC .....................................        1,045
         64    * COM21, INC ....................................          300
        960    * COMMERCE ONE, INC .............................       24,300
        181    * COMMSCOPE, INC ................................        2,997
      8,901      COMPAQ COMPUTER CORP ..........................      133,960
         89    * COMPLETE BUSINESS SOLUTIONS, INC ..............          917
        179    * COMPUCOM SYSTEMS, INC .........................          229
      2,415      COMPUTER ASSOCIATES
                   INTERNATIONAL, INC ..........................       47,092
        117    * COMPUTER HORIZONS CORP ........................          285
         88    * COMPUTER NETWORK
                   TECHNOLOGY CORP .............................        2,535
        769    * COMPUTER SCIENCES CORP ........................       46,236
         61      COMPUTER TASK GROUP, INC ......................          240
      1,570    * COMPUWARE CORP ................................        9,812
          8      COMPX INTERNATIONAL, INC ......................           71
        926    * COMVERSE TECHNOLOGY, INC ......................      100,586
        100    * CONCORD CAMERA CORP ...........................        1,650
         54    * CONCORD COMMUNICATIONS, INC ...................          472
      1,070    * CONCORD EFS, INC ..............................       47,013
        195    * CONCURRENT COMPUTER CORP ......................        1,048
      1,226    * CONEXANT SYSTEMS, INC .........................       18,849
        231    * COPPER MOUNTAIN NETWORKS, INC .................        1,364
      4,734      CORNING, INC ..................................      250,014
        100    * CORSAIR COMMUNICATIONS, INC ...................          712
         44    * COTELLIGENT, INC ..............................           41
        711    * COVAD COMMUNICATIONS GROUP, INC ...............        1,177
        262    * CREDENCE SYSTEMS CORP .........................        6,026
        290    * CREE, INC .....................................       10,304
        174    * CRITICAL PATH, INC ............................        5,350
        281    * CSG SYSTEMS INTERNATIONAL, INC ................       13,189
        249    * CTC COMMUNICATIONS GROUP, INC .................        1,151
        104      CTS CORP ......................................        3,789
         20      CUBIC CORP ....................................          513
         66    * CYBERCASH, INC ................................           53
        100    * CYBERSOURCE CORP ..............................          237
        100    * CYLINK CORP ...................................          215
        106    * CYMER, INC ....................................        2,727
        595    * CYPRESS SEMICONDUCTOR CORP ....................       11,714
        321      DALLAS SEMICONDUCTOR CORP .....................        8,225
        100    * DATA RETURN CORP ..............................          375
         60    * DATASTREAM SYSTEMS, INC .......................          585
        100    * DDI CORP ......................................        2,725
         66      DELIAS CORP (CLASS A) .........................           92
     11,739    * DELL COMPUTER CORP ............................      204,698
        276      DELUXE CORP ...................................        6,974
        100    * DIAMONDCLUSTER INTERNATIONAL, INC
                   (CLASS A) ...................................        3,050
        267      DIEBOLD, INC ..................................        8,911
        100    * DIGEX, INC ....................................        2,250
        100    * DIGITAL INSIGHT CO ............................        1,806
        300    * DIGITAL ISLAND, INC ...........................        1,218
         60    * DIGITAL RIVER, INC ............................          142
        356    * DMC STRATEX NETWORKS, INC .....................        5,340
        100    * DOBSON COMMUNICATIONS CORP
                   (CLASS A) ...................................        1,462
        210    * DOCUMENTUM, INC ...............................       10,434

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  97

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

TECHNOLOGY--(CONTINUED)
        527    * DOUBLECLICK, INC ..............................    $   5,797
         95    * DSP GROUP, INC ................................        1,999
        480    * DST SYSTEMS, INC ..............................       32,160
         18    * DUPONT PHOTOMASKS, INC ........................          951
        400    * E.PIPHANY, INC ................................       21,575
         24    * EARTHWEB, INC .................................          177
        624    * EBAY, INC .....................................       20,592
         70    * ECHELON CORP ..................................        1,124
        100    * EGAIN COMMUNICATIONS CORP .....................          309
        100    * ELANTEC SEMICONDUCTOR, INC ....................        2,775
         99    * ELECTRO SCIENTIFIC INDUSTRIES, INC ............        2,772
         75    * ELECTROGLAS, INC ..............................        1,148
        676    * ELECTRONIC ARTS, INC ..........................       28,814
      2,114      ELECTRONIC DATA SYSTEMS CORP ..................      122,083
        185    * ELECTRONICS FOR IMAGING, INC ..................        2,578
        162    * ELOYALTY CORP .................................        1,047
        100    * EMAGIN CORP ...................................          212
     11,462    * EMC CORP ......................................      762,223
        200    * EMCORE CORP ...................................        9,400
        446    * EMULEX CORP ...................................       35,652
        100      ENGAGE, INC ...................................           75
         25    * ENTRADA NETWORKS, INC .........................           43
        160    * ENTRUST TECHNOLOGIES, INC .....................        2,080
        154    * EPICOR SOFTWARE CORP ..........................          125
         92    * EPRESENCE, INC ................................          399
        733      EQUIFAX, INC ..................................       21,027
         16    * ESHARE COMMUNICATIONS, INC ....................           20
         98    * ESS TECHNOLOGY, INC ...........................          502
         65    * ESTERLINE TECHNOLOGIES CORP ...................        1,706
        232    * EXAR CORP .....................................        7,188
        100    * EXCELON CORP ..................................          150
         88    * EXCHANGE APPLICATIONS, INC ....................          107
      1,220    * EXCITE AT HOME ................................        6,748
      2,448    * EXODUS COMMUNICATIONS, INC ....................       48,960
        172    * EXTREME NETWORKS, INC .........................        6,729
        145    * F.Y.I., INC ...................................        5,346
        100    * F5 NETWORKS, INC ..............................          950
        138      FAIR ISSAC & CO, INC ..........................        7,038
        300    * FAIRCHILD SEMICONDUCTOR
                   INTERNATIONAL, INC (CLASS A) ................        4,331
        100    * FEI CO ........................................        2,275
         24    * FIDELITY HOLDINGS, INC ........................           11
        222    * FILENET CORP ..................................        6,049
        500    * FINISAR CORP ..................................       14,500
      2,115      FIRST DATA CORP ...............................      111,434
        562    * FISERV, INC ...................................       26,659
        100    * FOCAL COMMUNICATIONS CORP .....................          700
        300    * FOUNDRY NETWORKS, INC .........................        4,500
         93    * FSI INTERNATIONAL, INC ........................          778
        200    * FUTURELINK CORP ...............................          131
        297      GALILEO INTERNATIONAL, INC ....................        5,940
        100    * GASONICS INTERNATIONAL CORP ...................        1,837
        866    * GATEWAY, INC ..................................       15,579
        114    * GENERAL SEMICONDUCTOR, INC ....................          712
        101    * GENRAD, INC ...................................        1,010
        100    * GENZYME TRANSGENICS CORP ......................        1,431
         74      GERBER SCIENTIFIC, INC ........................          633
         25    * GLOBAL IMAGING SYSTEMS, INC ...................           93
        100    * GLOBALNETFINANCIAL.COM, INC ...................          150
        200    * GLOBESPAN, INC ................................        5,500
         62    * GLOBIX CORP ...................................          170
        100    * GOTO.COM, INC .................................          731
        138    * GREAT PLAINS SOFTWARE, INC ....................        6,494
        115    * GRIFFON CORP ..................................          905
        283    * HARMONIC, INC .................................        1,609
        298      HARRIS CORP ...................................        9,126
         42    * HEARME ........................................           26
         84      HELIX TECHNOLOGY CORP .........................        1,988
      8,700      HEWLETT-PACKARD CO ............................      274,593
         26    * HI/FN, INC ....................................          715
        100      HICKORY TECH CORP .............................        2,050
        192    * HNC SOFTWARE, INC .............................        5,700
        200    * HOMESTORE.COM, INC ............................        4,025
        327      HON INDUSTRIES, INC ...........................        8,338
         93    * HUTCHINSON TECHNOLOGY, INC ....................        1,278
         46    * HYPERCOM CORP .................................          143
        121    * HYPERION SOLUTIONS CORP .......................        1,867
      1,092    * I2 TECHNOLOGIES, INC ..........................       59,377
         86    * IDENTIX, INC ..................................          675
        132    * IGATE CAPITAL CORP ............................          379
        561      IKON OFFICE SOLUTIONS, INC ....................        1,402
        100    * ILLUMINET HOLDINGS, INC .......................        2,293
        237    * IMATION CORP ..................................        3,673
        100    * IMMERSION CORP ................................          751
        100    * IMPSAT FIBER NETWORKS, INC ....................          437
         74    * IMRGLOBAL CORP ................................          397
        162    b*INACOM CORP ...................................            0
         22    * INET TECHNOLOGIES, INC ........................          891
        185    * INFOCUS CORP ..................................        2,728
         27    * INFOGRAMES, INC ...............................          150
        200    * INFONET SERVICES CORP (CLASS B) ...............        1,000
        328    * INFORMATICA CORP ..............................       12,976
        106    * INFORMATION RESOURCES, INC ....................          351
      1,348    * INFORMIX CORP .................................        4,001
      1,014    * INFOSPACE.COM, INC ............................        8,967
        330    * INGRAM MICRO, INC (CLASS A) ...................        3,712
        368    * INKTOMI CORP ..................................        6,578
         56    * INNOVEX, INC ..................................          378
        200    * INPRISE CORP ..................................        1,106
        519    * INTEGRATED DEVICE TECHNOLOGY, INC .............       17,191
     35,266      INTEL CORP ....................................    1,060,184
         13    * INTERACT COMMERCE CORP ........................          108
        183    * INTERDIGITAL COMMUNICATIONS CORP ..............          989
        163    * INTERGRAPH CORP ...............................          978
        200      INTERLIANT, INC ...............................          637
        115    * INTERLOGIX, INC ...............................        2,170
        400    * INTERNAP NETWORK SERVICES CORP ................        2,900
      9,189      INTERNATIONAL BUSINESS
                   MACHINES CORP ...............................      781,065


98   2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

TECHNOLOGY--(CONTINUED)
         88    * INTERNATIONAL FIBERCOM, INC ...................    $     434
        288    * INTERNATIONAL RECTIFIER CORP ..................        8,640
        800    * INTERNET CAPITAL GROUP, INC ...................        2,625
        200    * INTERNET PICTURES CORP ........................          193
         96    * INTERNET SECURITY SYSTEMS, INC ................        7,530
        100    * INTERSIL HOLDINGS CORP ........................        2,293
        300    * INTERTRUST TECHNOLOGIES CORP ..................        1,012
        121    * INTERVOICE-BRITE, INC .........................          877
        100    * INTERWORLD CORP ...............................           50
        200    * INTERWOVEN, INC ...............................       13,187
         54    * INTRAWARE, INC ................................           79
        937    * INTUIT, INC ...................................       36,952
      1,216    * IOMEGA CORP ...................................        4,097
        225      IRON MOUNTAIN, INC ............................        8,353
         62    * IVILLAGE, INC .................................           65
        200    * IXL ENTERPRISES, INC ..........................          200
        263    * J.D. EDWARDS & CO .............................        4,684
          8    * J2 GLOBAL COMMUNICATIONS, INC .................            2
        576    * JABIL CIRCUIT, INC ............................       14,616
         51      JACK HENRY & ASSOCIATES, INC ..................        3,168
         77    * JDA SOFTWARE GROUP, INC .......................        1,005
      4,072    * JDS UNIPHASE CORP .............................      169,751
      1,100    * JUNIPER NETWORKS, INC .........................      138,668
         25      JUNO ONLINE SERVICES, INC .....................           16
        113    * JUPITER MEDIA METRIX, INC .....................        1,052
        421    * KANA COMMUNICATIONS, INC ......................        4,841
        312    * KEANE, INC ....................................        3,042
        388    * KEMET CORP ....................................        5,868
        106    * KENT ELECTRONICS CORP .........................        1,749
        100    * KEYNOTE SYSTEMS, INC ..........................        1,418
         36    * KFORCE.COM, INC ...............................          110
        977    * KLA-TENCOR CORP ...............................       32,912
        246    * KOMAG, INC ....................................          161
        326    * KOPIN CORP ....................................        3,606
        144    * KRONOS, INC ...................................        4,455
        178    * KULICKE & SOFFA INDUSTRIES, INC ...............        2,002
        747    * LAM RESEARCH CORP .............................       10,831
        313    * LANIER WORLDWIDE, INC .........................          939
        100    * LANTE CORP ....................................          156
        442    * LATTICE SEMICONDUCTOR CORP ....................        8,121
        168    * LEARN2.COM, INC ...............................           68
        141    * LEARNING TREE INTERNATIONAL, INC ..............        6,979
        384    * LEGATO SYSTEMS, INC ...........................        2,856
        681    * LEXMARK INTERNATIONAL, INC ....................       30,176
        200    * LIBERATE TECHNOLOGIES .........................        2,725
        100    * LIGHTBRIDGE, INC ..............................        1,312
        100    * LIGHTPATH TECHNOLOGIES, INC ...................        1,387
      1,552      LINEAR TECHNOLOGY CORP ........................       71,780
        200    * LOOKSMART LTD .................................          487
      1,720    * LSI LOGIC CORP ................................       29,394
        360    * LTX CORP ......................................        4,663
     17,702      LUCENT TECHNOLOGIES, INC ......................      238,977
        261    * MACROMEDIA, INC ...............................       15,855
        200    * MACROVISION CORP ..............................       14,803
        200    * MAIL.COM, INC .................................          143
        145    * MAIL-WELL, INC ................................          625
         16    * MANHATTAN ASSOCIATES, INC .....................          682
        154    * MANUGISTICS GROUP, INC ........................        8,778
         66    * MAPICS, INC ...................................          330
        100    * MAPINFO CORP ..................................        4,725
        717    * MARCHFIRST, INC ...............................        1,075
         51    * MARIMBA, INC ..................................          229
         69    * MARKETING SERVICES GROUP, INC .................           81
        115    * MASTEC, INC ...................................        2,300
      1,529    * MAXIM INTEGRATED PRODUCTS, INC ................       73,105
        257    * MAXTOR CORP ...................................        1,437
         37    * MCSI, INC .....................................          790
        125    * MEMC ELECTRONIC MATERIALS, INC ................        1,210
        342    * MENTOR GRAPHICS CORP ..........................        9,383
         58    * MERCATOR SOFTWARE, INC ........................          311
         77    * MERCURY COMPUTER SYSTEMS, INC .................        3,575
        389    * MERCURY INTERACTIVE CORP ......................       35,107
        102    * MERISEL, INC ..................................           15
        109    * MESSAGEMEDIA, INC .............................           47
        100    * METASOLV, INC .................................          912
        236      METHODE ELECTRONICS, INC (CLASS A) ............        5,413
         57    * METRICOM, INC .................................          573
         25    * METRO INFORMATION SERVICES, INC ...............          143
        300    * METROCALL, INC ................................          140
        245    * METTLER-TOLEDO INTERNATIONAL, INC .............       13,321
        316    * MICREL, INC ...................................       10,645
        632    * MICROCHIP TECHNOLOGY, INC .....................       13,864
        358    * MICROMUSE, INC ................................       21,608
        132    * MICRON ELECTRONICS, INC .......................          515
      2,516    * MICRON TECHNOLOGY, INC ........................       89,318
     20,938    * MICROSOFT CORP ................................      908,186
        190    * MICROSTRATEGY, INC ............................        1,805
        100    * MICROVISION, INC ..............................        1,750
        144    * MIPS TECHNOLOGIES, INC (CLASS A) ..............        3,843
         95    * MIPS TECHNOLOGIES, INC (CLASS B) ..............        2,421
         25    * MKS INSTRUMENTS, INC ..........................          387
        683      MOLEX, INC ....................................       24,246
     11,400      MOTOROLA, INC .................................      230,849
        247    * MPOWER COMMUNICATIONS CORP ....................        1,265
        278    * MRV COMMUNICATIONS, INC .......................        3,718
        115    * MTI TECHNOLOGY CORP ...........................          452
         79      MTS SYSTEMS CORP ..............................          572
         51    * MULTEX.COM, INC ...............................          675
        228      NATIONAL DATA CORP ............................        8,350
        100    * NATIONAL INFORMATION
                   CONSORTIUM, INC .............................          153
         28    * NATIONAL PROCESSING, INC ......................          476
      1,146    * NATIONAL SEMICONDUCTOR CORP ...................       23,063
        200    * NATURAL MICROSYSTEMS CORP .....................        1,975
        100    * NAVISITE, INC .................................          234
        500    * NCR CORP ......................................       24,562
         95    * NEOMAGIC CORP .................................          282
         26    * NEON SYSTEMS, INC .............................          162
         40    * NET PERCEPTIONS, INC ..........................           83

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT  99

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

TECHNOLOGY--(CONTINUED)
        250    * NETEGRITY, INC ................................    $  13,593
        100    * NETIQ CORP ....................................        8,737
         23    * NETOBJECTS, INC ...............................           10
        129    * NETOPIA, INC ..................................          556
        200    * NETRO CORP ....................................        1,387
        100    * NETSCOUT SYSTEMS, INC .........................        1,000
      1,690    * NETWORK APPLIANCE, INC ........................      108,476
        724    * NETWORK ASSOCIATES, INC .......................        3,031
         81    * NETWORK EQUIPMENT
                   TECHNOLOGIES, INC ...........................          521
        148    * NETWORK PERIPHERALS, INC ......................          952
         91    * NEW ERA OF NETWORKS, INC ......................          534
        200      NEWPORT CORP ..................................       15,721
        100    * NEXT LEVEL COMMUNICATIONS, INC ................        1,137
        200    * NEXTEL PARTNERS, INC (CLASS A) ................        3,362
         56      NORTH PITTSBURGH SYSTEMS, INC .................          616
        314    * NOVA CORP (GEORGIA) ...........................        6,260
        100    * NOVADIGM, INC .................................          631
      1,654    * NOVELL, INC ...................................        8,631
        740    * NOVELLUS SYSTEMS, INC .........................       26,593
        149      NTELOS, INC ...................................        2,626
        228    * NVIDIA CORP ...................................        7,470
        100    * NYFIX, INC ....................................        2,418
        100    * OBJECTIVE SYSTEMS INTEGRATORS, INC ............        1,762
        100    * ON SEMICONDUCTOR CORP .........................          525
        250    * ONYX SOFTWARE CORP ............................        2,750
        127    * OPEN MARKET, INC ..............................          138
         46    * OPENTV CORP ...................................          477
        361    * OPENWAVE SYSTEMS, INC .........................       17,305
         13    * OPTICAL CABLE CORP ............................          117
     22,424    * ORACLE CORP ...................................      651,697
        100    * OSICOM TECHNOLOGIES, INC ......................        1,606
        100    * PACKETEER, INC ................................        1,237
        100    * PAC-WEST TELECOMM, INC ........................          343
      2,923    * PALM, INC .....................................       82,757
        100    * PARADYNE NETWORKS, INC ........................          181
      1,132    * PARAMETRIC TECHNOLOGY CORP ....................       15,211
        100      PARK ELECTROCHEMICAL CORP .....................        3,068
        158    * PAXAR CORP ....................................        1,609
        112    * PAXSON COMMUNICATIONS CORP ....................        1,337
      1,686      PAYCHEX, INC ..................................       81,981
        243    * P-COM, INC ....................................          744
        100    * PC-TEL, INC ...................................        1,075
         71    * PEGASUS SOLUTIONS, INC ........................          492
        109    * PEGASYSTEMS, INC ..............................          252
      1,110    * PEOPLESOFT, INC ...............................       41,278
        678    * PEREGRINE SYSTEMS, INC ........................       13,390
        100    * PERICOM SEMICONDUCTOR CORP ....................        1,850
        293    * PEROT SYSTEMS CORP (CLASS A) ..................        2,691
         97    * PERSONNEL GROUP OF AMERICA, INC ...............          163
         59    * PERVASIVE SOFTWARE, INC .......................           66
         89    * PHOENIX TECHNOLOGIES LTD ......................        1,200
         81    * PHOTRONICS, INC ...............................        1,898
         53    * PICTURETEL CORP ...............................          125
         86      PIONEER-STANDARD ELECTRONICS, INC .............          946
        186    * PLANTRONICS, INC ..............................        8,742
        232    * PLEXUS CORP ...................................        7,050
        249    * PLX TECHNOLOGY, INC ...........................        2,069
        813    * PMC-SIERRA, INC ...............................       63,922
        162    * POLYCOM, INC ..................................        5,214
        456    * PORTAL SOFTWARE, INC ..........................        3,576
         83    * POWER INTEGRATIONS, INC .......................          954
         93    * POWERTEL, INC .................................        5,760
        162    * POWERWAVE TECHNOLOGIES, INC ...................        9,477
         75    * PRI AUTOMATION, INC ...........................        1,406
         55    * PROBUSINESS SERVICES, INC .....................        1,460
         55    * PRODIGY COMMUNICATIONS CORP
                   (CLASS A) ...................................           82
        235    * PROFIT RECOVERY GROUP
                   INTERNATIONAL, INC ..........................        1,498
        217    * PROGRESS SOFTWARE CORP ........................        3,132
        249    * PROJECT SOFTWARE &
                   DEVELOPMENT, INC ............................        2,672
         78    * PROXICOM, INC .................................          321
        290    * PROXIM, INC ...................................       12,470
        177    * PTEK HOLDINGS, INC ............................          254
         82    * PUBLICARD, INC ................................          133
        100    * PUMA TECHNOLOGY, INC ..........................          415
        100    * PURCHASEPRO.COM, INC ..........................        1,750
        529    * QLOGIC CORP ...................................       40,733
        141    * QRS CORP ......................................        1,806
      3,481    * QUALCOMM, INC .................................      286,094
        720    * QUANTUM CORP - DLT & STORAGE
                   SYSTEMS GROUP ...............................        9,585
        415    * QUANTUM CORP-HARD DISK DRIVE
                   GROUP .......................................        3,320
        100    * QUEST SOFTWARE, INC ...........................        2,806
        100    * QUICKLOGIC CORP ...............................          693
        100    * QUINTUS CORP ..................................          296
         57    * RADIANT SYSTEMS, INC ..........................        1,168
        138    * RADISYS CORP ..................................        3,570
        100    * RAINBOW TECHNOLOGIES, INC .....................        1,581
        380    * RAMBUS, INC ...................................       13,727
        100    * RAMP NETWORKS, INC ............................          571
        409    * RARE MEDIUM GROUP, INC ........................        2,004
        968    * RATIONAL SOFTWARE CORP ........................       37,691
         53    * RAZORFISH, INC (CLASS A) ......................           86
        343    * REALNETWORKS, INC .............................        2,979
        400    * RED HAT, INC ..................................        2,500
        540    * REDBACK NETWORKS, INC .........................       22,140
         95    * REMEDY CORP ...................................        1,573
        138    * RENAISSANCE WORLDWIDE, INC ....................          107
        214    * RETEK, INC ....................................        5,216
        375      REYNOLDS & REYNOLDS CO (CLASS A) ..............        7,593
        588    * RF MICRO DEVICES, INC .........................       16,133
        100    * ROBOTIC VISION SYSTEMS, INC ...................          275
         58    * ROGERS CORP ...................................        2,381
        236    * RSA SECURITY, INC .............................       12,478
        241    * S1 CORP .......................................        1,265

100  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

TECHNOLOGY--(CONTINUED)
        593    * SAFEGUARD SCIENTIFICS, INC ....................      $ 3,928
        108    * SAGA SYSTEMS, INC .............................        1,235
         49    * SAGENT TECHNOLOGY, INC ........................           67
        148    * SANCHEZ COMPUTER ASSOCIATES, INC ..............        1,221
        284    * SANDISK CORP ..................................        7,881
        751    * SANMINA CORP ..................................       57,545
         69    * SANTA CRUZ OPERATION, INC .....................           88
        400    * SAPIENT CORP ..................................        4,775
        100    * SAVVIS COMMUNICATIONS CORP ....................           87
         92    * SAWTEK, INC ...................................        4,249
        745    * SCI SYSTEMS, INC ..............................       19,649
        124    * SCIENT CORP ...................................          403
        792      SCIENTIFIC-ATLANTA, INC .......................       25,789
        147    * SCM MICROSYSTEMS, INC .........................        4,851
        444    * SDL, INC ......................................       65,795
        100    * SEACHANGE INTERNATIONAL, INC ..................        2,031
        100    * SECURE COMPUTING CORP .........................          987
         17      SEMA PLC ADR ..................................          140
        340    * SEMTECH CORP ..................................        7,501
        365    * SENSORMATIC ELECTRONICS CORP ..................        7,322
        149    * SERENA SOFTWARE, INC ..........................        5,100
      1,830    * SIEBEL SYSTEMS, INC ...........................      123,753
        692    * SILICON GRAPHICS, INC .........................        2,768
        200    * SILICON IMAGE, INC ............................        1,087
        400    * SILICON STORAGE TECHNOLOGY, INC ...............        4,725
        226    * SILICON VALLEY GROUP, INC .....................        6,497
         22    * SILICONIX, INC ................................          495
        100    * SILVERSTREAM SOFTWARE, INC ....................        2,062
         68    * SIPEX CORP ....................................        1,627
        164    * SITEL CORP ....................................          471
         71    * SOFTNET SYSTEMS, INC ..........................          128
      3,034    * SOLECTRON CORP ................................      102,852
        100    * SOMERA COMMUNICATIONS, INC ....................          868
        387    * SONICBLUE, INC ................................        1,596
        100    * SONICWALL, INC ................................        1,625
        100    * SONUS NETWORKS, INC ...........................        2,525
         51    * SOURCE MEDIA, INC .............................           23
         93    * SPEEDFAM-IPEC, INC ............................          563
         30    * SPSS, INC .....................................          661
         41    * SS&C TECHNOLOGIES, INC ........................          178
        100    * STANDARD MICROSYSTEM, INC .....................        2,025
        200    * STARBASE CORP .................................          468
        129    * STARMEDIA NETWORK, INC ........................          243
        451    * STORAGE TECHNOLOGY CORP .......................        4,059
        235    * STRUCTURAL DYNAMICS RESEARCH
                   CORP ........................................        2,350
     17,064    * SUN MICROSYSTEMS, INC .........................      475,659
        849    * SUNGARD DATA SYSTEMS, INC .....................       40,009
         38      SUPERIOR TELECOM, INC .........................           73
         92    * SVI HOLDINGS, INC .............................           92
        407    * SYBASE, INC ...................................        8,063
        500    * SYCAMORE NETWORKS, INC ........................       18,625
         84    * SYKES ENTERPRISES, INC ........................          372
        448    * SYMANTEC CORP .................................       14,952
        949      SYMBOL TECHNOLOGIES, INC ......................       34,164
        150    * SYMMETRICOM, INC ..............................        1,462
        339    * SYNOPSYS, INC .................................       16,081
         19    * SYNTEL, INC ...................................          109
        121    * SYSTEMS & COMPUTER
                   TECHNOLOGY CORP .............................        1,489
        100    * TAKE-TWO INTERACTIVE SOFTWARE, INC ............        1,150
        296    * TECH DATA CORP ................................        8,005
        288      TECHNITROL, INC ...............................       11,844
        162    * TECHNOLOGY SOLUTIONS CO .......................          344
        204    * TEKELEC .......................................        6,120
        534      TEKTRONIX, INC ................................       17,989
        100    * TELCOM SEMICONDUCTOR, INC .....................        1,137
        200    * TELECORP PCS, INC (CLASS A) ...................        4,475
         48    * TELESCAN, INC .................................           51
      1,768    * TELLABS, INC ..................................       99,892
         18    * TENFOLD CORP ..................................           27
        944    * TERADYNE, INC .................................       35,164
        214    * TERAYON COMMUNICATION
                   SYSTEMS, INC ................................          869
      9,086      TEXAS INSTRUMENTS, INC ........................      430,449
         42    * THEGLOBE.COM, INC .............................           11
        100    * THERMA-WAVE, INC ..............................        1,400
         22    * THESTREET.COM, INC ............................           63
        100    * THREE-FIVE SYSTEMS, INC .......................        1,800
        700    * TIBCO SOFTWARE, INC ...........................       33,556
        290    * TITAN CORP ....................................        4,712
        100    * TIVO, INC .....................................          537
        100    * TOLLGRADE COMMUNICATIONS, INC .................        3,650
        242      TOTAL SYSTEM SERVICES, INC ....................        5,414
        123    * TRANSACTION SYSTEMS
                   ARCHITECTS, INC (CLASS A) ...................        1,422
        490    * TRANSWITCH CORP ...............................       19,171
        100    * TRICORD SYSTEMS, INC ..........................          831
         80    * TRIMBLE NAVIGATION LTD ........................        1,920
        322    * TRIQUINT SEMICONDUCTOR, INC ...................       14,067
        100    * TRIZETTO GROUP, INC ...........................        1,668
        144    * TUT SYSTEMS, INC ..............................        1,188
        138    * U.S. OFFICE PRODUCTS CO .......................            6
        170    * UCAR INTERNATIONAL, INC .......................        1,657
         81    * ULTRATECH STEPPER, INC ........................        2,095
         19    * UNIGRAPHICS SOLUTIONS, INC ....................          309
      1,567    * UNISYS CORP ...................................       22,917
        100    * UNIVERSAL DISPLAY CORP ........................          718
        100    * US INTERACTIVE, INC ...........................           28
         82    * USINTERNETWORKING, INC ........................          410
        117    * VARIAN SEMICONDUCTOR
                   EQUIPMENT ASSOCIATES, INC ...................        2,778
        100    * VEECO INSTRUMENTS, INC ........................        4,012
        996    * VERISIGN, INC .................................       73,890
      2,081    * VERITAS SOFTWARE CORP .........................      182,087
        117    * VERITY, INC ...................................        2,815
        100    * VERTEL CORP ...................................          234
        368    * VERTICALNET, INC ..............................        2,449
        200    * VIANT CORP ....................................          793

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 101

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

TECHNOLOGY--(CONTINUED)
        200    * VIASYSTEMS GROUP, INC .........................    $   1,662
         70    * VICOR CORP ....................................        2,126
        100    * VIEWPOINT CORP ................................          543
        973    * VIGNETTE CORP .................................       17,514
         23      VIRCO MANUFACTURING CORP ......................          224
        311    * VISHAY INTERTECHNOLOGY, INC ...................        4,703
         93    * VISUAL NETWORKS, INC ..........................          302
        893    * VITESSE SEMICONDUCTOR CORP ....................       49,394
        300    * VITRIA TECHNOLOGY, INC ........................        2,325
         31    * VOLT INFORMATION SCIENCES, INC ................          643
        147      WALLACE COMPUTER SERVICES, INC ................        2,499
        209    * WALT DISNEY INTERNET GROUP ....................          901
        152    * WAVE SYSTEMS CORP (CLASS A) ...................          684
         81    * WAVO CORP .....................................            2
         52    * WEBMETHODS, INC ...............................        4,624
        250    * WEBTRENDS CORP ................................        7,234
        700    * WEBVAN GROUP, INC .............................          328
        115    * WESCO INTERNATIONAL, INC ......................          833
         64    * WESTELL TECHNOLOGIES, INC (CLASS A) ...........          196
        686    * WESTERN DIGITAL CORP ..........................        1,672
        298    * WIND RIVER SYSTEMS, INC .......................       10,169
        100    * WIRELESS FACILITIES, INC ......................        3,625
      1,535    * XILINX, INC ...................................       70,801
        100    * XIRCOM, INC ...................................        1,550
      1,328    * YAHOO, INC ....................................       39,923
         92    * ZEBRA TECHNOLOGIES CORP (CLASS A) .............        3,753
         58    * ZIXIT CORP ....................................          507
        100    * ZORAN CORP ....................................        1,550
        100    * ZYGO CORP .....................................        2,828
                                                                  -----------
                 TOTAL TECHNOLOGY ..............................   15,054,494
                                                                  -----------
TRANSPORTATION--0.89%
         72    * ABC-NACO, INC .................................          436
        183      AIRBORNE, INC .................................        1,784
        212    * AIRTRAN HOLDINGS, INC .........................        1,537
         93    * ALASKA AIR GROUP, INC .........................        2,766
        224    * AMERICA WEST HOLDINGS CORP
                   (CLASS B) ...................................        2,870
          2      AMERICAN FREIGHTWAYS CORP .....................           55
        758    * AMR CORP ......................................       29,704
         13    * AMTRAN, INC ...................................          188
        100      ARKANSAS BEST CORP ............................        1,831
         71      ARNOLD INDUSTRIES, INC ........................        1,278
        143    * ATLANTIC COAST AIRLINES
                   HOLDINGS, INC ...............................        5,845
         53    * ATLAS AIR, INC ................................        1,729
         17    * BE AEROSPACE, INC .............................          272
         99    * BUDGET GROUP, INC (CLASS A) ...................          210
      2,021      BURLINGTON NORTHERN
                   SANTA FE CORP ...............................       57,219
        410      C.H. ROBINSON WORLDWIDE, INC ..................       12,889
        172      CNF, INC ......................................        5,815
         75    * CONSOLIDATED FREIGHTWAYS CORP .................          314
        163    * CONTINENTAL AIRLINES, INC (CLASS B) ...........        8,414
         29    * COVENANT TRANSPORT, INC (CLASS A) .............          311
      1,120      CSX CORP ......................................       29,050
        600      DELTA AIRLINES, INC ...........................       30,112
        205    * EGL, INC ......................................        4,907
        180      EXPEDITORS INTERNATIONAL OF
                   WASHINGTON, INC .............................        9,663
      1,492    * FEDEX CORP ....................................       59,620
        217      FLORIDA EAST COAST INDUSTRIES, INC
                   (CLASS A) ...................................        7,784
         54    * FORWARD AIR CORP ..............................        2,014
         66    * FRONTIER AIRLINES, INC ........................        2,041
         65      HEARTLAND EXPRESS, INC ........................        1,482
         24    * HUB GROUP, INC (CLASS A) ......................          216
         80      HUNT (J. B.) TRANSPORT SERVICES, INC ..........        1,345
        258      KANSAS CITY SOUTHERN INDUSTRIES, INC ..........        2,612
         95      KNIGHT TRANSPORTATION, INC ....................          481
         36      LANDSTAR SYSTEM, INC ..........................        1,995
         35      M. S. CARRIERS, INC ...........................        1,146
        114    * MESA AIR GROUP, INC ...........................          798
         46    * MESABA HOLDINGS, INC ..........................          577
         53    * MIDWEST EXPRESS HOLDINGS, INC .................          778
      2,033      NORFOLK SOUTHERN CORP .........................       27,064
        195    * NORTHWEST AIRLINES CORP (CLASS A) .............        5,874
         95      OVERSEAS SHIPHOLDING GROUP, INC ...............        2,179
        148      ROADWAY EXPRESS, INC ..........................        3,135
        342      RYDER SYSTEM, INC .............................        5,685
        590      SABRE HOLDINGS CORP ...........................       25,443
        209      SHURGARD STORAGE CENTERS, INC .................        5,107
        158      SKYWEST, INC ..................................        4,542
      2,599      SOUTHWEST AIRLINES CO .........................       87,144
        239    * SWIFT TRANSPORTATION CO, INC ..................        4,735
        221    * TRANS WORLD AIRLINES, INC .....................          238
        256    * U.S. AIRWAYS GROUP, INC .......................       10,384
         23    * U.S. EXPRESS ENTERPRISES, INC
                   (CLASS A) ...................................          127
        308      UAL CORP ......................................       11,992
      1,336      UNION PACIFIC CORP ............................       67,802
        500      UNITED PARCEL SERVICE, INC (CLASS B) ..........       29,406
        100      USFREIGHTWAYS CORP ............................        3,007
        116      WERNER ENTERPRISES, INC .......................        1,972
        193    * WISCONSIN CENTRAL TRANSIT CORP ................        2,907
        150    * XTRA CORP .....................................        7,200
         94    * YELLOW CORP ...................................        1,913
                                                                  -----------
                 TOTAL TRANSPORTATION ..........................      599,944
                                                                  -----------
UTILITIES--9.90%
        136    * ACTV, INC .....................................          578
         56    * ADELPHIA BUSINESS SOLUTIONS, INC ..............          238
        403    * ADELPHIA COMMUNICATIONS CORP
                   (CLASS A) ...................................       20,804
         91    * ADVANCED RADIO TELECOM CORP ...................           93
      1,686    * AES CORP ......................................       93,362
        214      AGL RESOURCES, INC ............................        4,721
        632      ALLEGHENY ENERGY, INC .........................       30,454
        567    * ALLEGIANCE TELECOM, INC .......................       12,624

102  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

UTILITIES--(CONTINUED)
        377      ALLETE ........................................      $ 9,354
        395      ALLIANT ENERGY CORP ...........................       12,590
      1,632      ALLTEL CORP ...................................      101,898
        717      AMEREN CORP ...................................       33,206
      1,671      AMERICAN ELECTRIC POWER CO, INC ...............       77,701
        731    * AMERICAN TOWER CORP (CLASS A) .................       27,686
         41    * ARGUSS COMMUNICATIONS, INC ....................          374
     19,653      AT & T CORP ...................................      340,242
      1,900    * AT&T WIRELESS GROUP ...........................       32,893
        217      ATMOS ENERGY CORP .............................        5,289
        100    * AUDIOVOX CORP (CLASS A) .......................          900
        238      AVISTA CORP ...................................        4,879
      9,788      BELLSOUTH CORP ................................      400,696
         80      BLACK HILLS CORP ..............................        3,580
      1,119    * BROADWING, INC ................................       25,527
        465    * CABLEVISION SYSTEMS CORP (CLASS A) ............       39,495
      1,548    * CALPINE CORP ..................................       69,756
        142      CASCADE NATURAL GAS CORP ......................        2,671
        725      CENTURYTEL, INC ...............................       25,918
         63      CH ENERGY GROUP, INC ..........................        2,819
        400    * CHARTER COMMUNICATIONS (CLASS A) ..............        9,075
        764      CINERGY CORP ..................................       26,835
      1,381    * CITIZENS COMMUNICATIONS CO ....................       18,125
         85      CLECO CORP ....................................        4,653
        590      CMS ENERGY CORP ...............................       18,695
        973      COASTAL CORP ..................................       85,928
      4,695    * COMCAST CORP (CLASS A) SPECIAL ................      196,016
         39    * COMMONWEALTH TELEPHONE
                   ENTERPRISES,INC .............................        1,365
        510      CONECTIV, INC .................................       10,231
      1,132      CONSOLIDATED EDISON, INC ......................       43,582
        763      CONSTELLATION ENERGY GROUP, INC ...............       34,382
        652    * COX COMMUNICATIONS, INC (CLASS A) .............       30,358
        517    * CROWN CASTLE INTERNATIONAL CORP ...............       13,991
         70      CT COMMUNICATIONS, INC ........................          984
        100    * DIGITAL LIGHTWAVE, INC ........................        3,168
        100    * DITECH COMMUNICATIONS CORP ....................        1,606
      1,206      DOMINION RESOURCES, INC .......................       80,802
        597      DPL, INC ......................................       19,812
        278      DQE, INC ......................................        9,104
        846      DTE ENERGY CO .................................       32,941
      1,877      DUKE ENERGY CORP ..............................      160,014
      1,350      DYNEGY, INC (CLASS A) .........................       75,684
        192    * E.SPIRE COMMUNICATIONS, INC ...................           96
        292    * EARTHLINK, INC ................................        1,469
      1,707      EDISON INTERNATIONAL CO .......................       26,671
        100    * EFFICIENT NETWORKS, INC .......................        1,425
        324    * EL PASO ELECTRIC CO ...........................        4,276
      1,143      EL PASO ENERGY CORP ...........................       81,867
         33    * ELECTRIC LIGHTWAVE, INC (CLASS A) .............          109
        237    * ELOT, INC .....................................          118
         65      EMPIRE DISTRICT ELECTRIC CO ...................        1,710
        101      ENERGEN CORP ..................................        3,250
        594      ENERGY EAST CORP ..............................       11,694
      3,895      ENRON CORP ....................................      323,771
      1,109      ENTERGY CORP ..................................       46,924
        124      EQUITABLE RESOURCES, INC ......................        8,277
      1,616      EXELON CORP ...................................      113,459
      1,177      FIRSTENERGY CORP ..............................       37,149
        875      FPL GROUP, INC ................................       62,781
        142    * GENERAL COMMUNICATION, INC
                   (CLASS A) ...................................          994
        234    * GLENAYRE TECHNOLOGIES, INC ....................          826
         67    * GLOBAL CROSSING LTD ...........................          958
        878      GLOBAL TELESYSTEMS, INC .......................          713
        465      GPU, INC ......................................       17,117
        221      HAWAIIAN ELECTRIC INDUSTRIES, INC .............        8,218
        179     b* ICG COMMUNICATIONS, INC .....................           23
        242      IDACORP, INC ..................................       11,873
         75    * IDT CORP ......................................        1,528
        200    * INSIGHT COMMUNICATIONS CO, INC ................        4,700
        281    * INTERMEDIA COMMUNICATIONS, INC ................        2,019
         78      INTER-TEL, INC ................................          599
        390      IPALCO ENTERPRISES, INC .......................        9,433
        182    * ITC DELTACOM, INC .............................          981
        333      KANSAS CITY POWER & LIGHT CO ..................        9,136
        704      KEYSPAN CORP ..................................       29,832
        584      KINDER MORGAN, INC ............................       30,477
        123    * L-3 COMMUNICATIONS HOLDINGS, INC ..............        9,471
         71      LACLEDE GAS CO ................................        1,659
         11    * LATITUDE COMMUNICATIONS, INC ..................           42
         76    * LEAP WIRELESS INTERNATIONAL, INC ..............        1,900
      1,508    * LEVEL 3 COMMUNICATIONS, INC ...................       49,481
         61      MADISON GAS & ELECTRIC CO .....................        1,380
      2,178    * MCLEODUSA, INC (CLASS A) ......................       30,764
        423      MCN ENERGY GROUP, INC .........................       11,711
        315      MDU RESOURCES GROUP, INC ......................       10,237
        100    * MEDIACOM COMMUNICATIONS CORP ..................        1,718
      1,812    * METROMEDIA FIBER NETWORK, INC
                   (CLASS A) ...................................       18,346
        515      MONTANA POWER CO ..............................       10,686
        246      NATIONAL FUEL GAS CO ..........................       15,482
         19    * NEON COMMUNICATIONS, INC ......................          123
         67      NEW JERSEY RESOURCES CORP .....................        2,897
      2,614    * NEXTEL COMMUNICATIONS, INC
                   (CLASS A) ...................................       64,696
        805    * NIAGARA MOHAWK HOLDINGS, INC ..................       13,433
        177      NICOR, INC ....................................        7,644
        936      NISOURCE, INC .................................       28,782
        189    * NISOURCE, INC (SAILS) .........................          519
        695      NORTHEAST UTILITIES CO ........................       16,853
        357    * NORTHPOINT COMMUNICATIONS
                   GROUP, INC ..................................          122
         94      NORTHWEST NATURAL GAS CO ......................        2,491
         87      NORTHWESTERN CORP .............................        2,011
        100    * NRG ENERGY, INC ...............................        2,781
        257      NSTAR .........................................       11,018
      1,396    * NTL, INC ......................................       33,416
        148      NUI CORP ......................................        4,763

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 103

        STATEMENT OF INVESTMENTS - EQUITY INDEX FUND - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES                                                              VALUE
  --------                                                            -------

UTILITIES--(CONTINUED)
        393      OGE ENERGY CORP ...............................      $ 9,603
        119      ONEOK, INC ....................................        5,726
         90      OTTER TAIL POWER CO ...........................        2,497
          4    * PACIFIC GATEWAY EXCHANGE, INC .................            1
        234      PEOPLES ENERGY CORP ...........................       10,471
      2,246      PG&E CORP .....................................       44,920
        217      PIEDMONT NATURAL GAS CO, INC ..................        8,286
        205    * PINNACLE HOLDINGS, INC ........................        1,857
        419      PINNACLE WEST CAPITAL CORP ....................       19,954
        646      POTOMAC ELECTRIC POWER CO .....................       15,962
        741      PPL CORP ......................................       33,483
        163    * PRICE COMMUNICATIONS CORP .....................        2,740
        108    * PRIMUS TELECOMMUNICATIONS GROUP, INC ..........          249
      1,001      PROGRESS ENERGY, INC ..........................       49,236
        445    * PROGRESS ENERGY, INC- CVO .....................          200
        559    * PSINET, INC ...................................          401
        236      PUBLIC SERVICE CO OF NEW MEXICO ...............        6,327
      1,123      PUBLIC SERVICE ENTERPRISE GROUP, INC .........        54,605
        418      PUGENT ENERGY, INC ............................       11,625
        410      QUESTAR CORP ..................................       12,325
      5,268    * QWEST COMMUNICATIONS INTERNATIONAL, INC .......      215,987
        155    * RCN CORP ......................................          978
      1,320      RELIANT ENERGY, INC ...........................       57,172
        237      RGS ENERGY GROUP, INC .........................        7,687
        238    * RHYTHMS NETCONNECTIONS, INC ...................          267
        100    * SBA COMMUNICATIONS CORP .......................        4,106
     17,845      SBC COMMUNICATIONS, INC .......................      852,099
        500      SCANA CORP ....................................       14,781
         67      SEMCO ENERGY, INC .............................        1,042
      1,005      SEMPRA ENERGY .................................       23,366
        395      SIERRA PACIFIC RESOURCES (NEW) ................        6,344
        130      SOUTH JERSEY INDUSTRIES, INC ..................        3,867
      3,434      SOUTHERN CO ...................................      114,180
        241      SOUTHERN UNION CO .............................        6,386
        216      SOUTHWEST GAS CORP ............................        4,725
         94      SOUTHWESTERN ENERGY CO ........................          975
        300    * SPECTRASITE HOLDINGS, INC .....................        3,975
      3,682      SPRINT CORP (FON GROUP) .......................       74,790
      2,678    * SPRINT CORP (PCS GROUP) .......................       54,731
        136    * STAR TELECOMMUNICATIONS, INC ..................          136
        253    * TALK.COM, INC .................................          363
        587      TECO ENERGY, INC ..............................       19,004
        305      TELEPHONE & DATA SYSTEMS, INC .................       27,450
         83    * TELIGENT, INC (CLASS A) .......................          160
        271    * TIME WARNER TELECOM, INC (CLASS A) ............       17,191
        200    * TRITON PCS HOLDINGS, INC (CLASS A) ............        6,787
      1,441      TXU CORP ......................................       63,854
         62    * U.S. CELLULAR CORP ............................        3,735

   SHARES/PRINCIPAL
  ------------------

        120      UGI CORP ......................................        3,037
         54      UIL HOLDINGS CORP .............................        2,686
        222      UNISOURCE ENERGY CORP
                   HOLDINGS CO .................................        4,176
        650      UTILICORP UNITED, INC .........................       20,150
        330      VECTREN CORP ..................................        8,456
     14,420      VERIZON COMMUNICATIONS ........................      720,758
        100    * VIA NET.WORKS, INC ............................          381
        100    * VIASAT, INC ...................................        1,312
         53    * VIATEL, INC ...................................          197
        200    * VIRATA CORP ...................................        2,175
      1,157    * VOICESTREAM WIRELESS CORP .....................      116,423
        139    * WEBLINK WIRELESS, INC .........................          477
         35    * WEST CORP .....................................          984
         57      WESTERN GAS RESOURCES, INC ....................        1,920
        356      WESTERN RESOURCES, INC ........................        8,833
        271    * WESTERN WIRELESS CORP (CLASS A) ...............       10,619
        175      WGL HOLDINGS, INC .............................        5,326
        200    * WILLIAMS COMMUNICATIONS GROUP, INC ............        2,350
      2,337      WILLIAMS COS, INC .............................       93,333
        507    * WINSTAR COMMUNICATIONS, INC ...................        5,925
        644      WISCONSIN ENERGY CORP .........................       14,530
     15,187    * WORLDCOM, INC .................................      213,567
        141    * WORLDGATE COMMUNICATIONS, INC .................          537
         45    * WORLDPAGES.COM, INC ...........................          120
        101      WPS RESOURCES CORP ............................        3,718
      1,812      XCEL ENERGY, INC ..............................       52,661
      1,863    * XO COMMUNICATIONS, INC (CLASS A) ..............       33,184
                                                                  -----------
                 TOTAL UTILITIES ...............................    6,671,039
                                                                  -----------
TOTAL COMMON STOCK
(COST $ 72,516,175) ............................................   66,664,895
                                                                  -----------
SHORT TERM INVESTMENT--0.89%
U.S. GOVERNMENT AND AGENCY--0.89%
                 FEDERAL HOME LOAN BANK (FHLB)
   $604,000        5.150%,1/2/01 ...............................      603,914
                                                                  -----------
TOTAL SHORT TERM INVESTMENT
(COST $ 603,914) ...............................................      603,914
                                                                  -----------
TOTAL PORTFOLIO--99.85%
(COST $ 73,120,543) ............................................   67,268,997

OTHER ASSETS & LIABILITIES, NET--0.15% .........................       97,870
                                                                  -----------
NET ASSET--100.00% .............................................  $67,366,867
                                                                  ===========
------------
*    NON-INCOME PRODUCING
b    IN BANKRUPTCY

AT DECEMBER 31, 2000, THE AGGREGATE COST OF PORTFOLIO INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $73,154,895. NET UNREALIZED DEPRECIATION OF PORTFOLIO INVESTMENTS AGGREGATED $5,885,898, OF WHICH $9,776,545 RELATED TO APPRECIATED PORTFOLIO INVESTMENTS AND $15,662,443 RELATED TO DEPRECIATED PORTFOLIO INVESTMENTS.

104  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

[LOGO]
TIAA-CREF
--------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Shareholders of
  TIAA-CREF Mutual Funds:

The accompanying financial statements of the Money Market, Bond PLUS, Growth & Income, Growth Equity, International Equity, Managed Allocation, Tax-Exempt Bond, High-Yield Bond, Short-Term Bond, Social Choice Equity and Equity Index Funds of TIAA-CREF Mutual Funds (the "Funds") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds' internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the internal Auditor regularly reports to the Audit Committee of the Funds' Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. For the periods covered by these financial statements, all services provided by Ernst & Young LLP were limited exclusively to auditing. It is the Fund's policy that any non-audit services be obtained from a firm other than the external financial audit firm. The independent auditors' report, which appears on the second following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds' Board of Trustees, consisting of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Funds' operations.



                                             /s/ Martin E. Galt, III
                                            -----------------------------------
                                                         President


                                             /s/ Richard L. Gibbs
                                            -----------------------------------
                                                Executive Vice President and
                                                Principal Accounting Officer


                                                          2000 ANNUAL REPORT 105

--------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

To the Shareholders of
  TIAA-CREF Mutual Funds:

The Audit Committee oversees the financial reporting process of TIAA-CREF Mutual Funds (the "Funds") on behalf of the Funds' Board of Trustees. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for the Funds' financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by the Funds, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and the Funds, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair
Martin J. Gruber, Audit Committee Member
Nestor V. Santiago, Audit Committee Member
David K. Storrs, Audit Committee Member

February 12, 2001

106  2000 ANNUAL REPORT

[ERNST & YOUNG LLP LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of TIAA-CREF Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of TIAA-CREF Mutual Funds (comprising, respectively, the Money Market Fund, Bond Plus Fund, Growth & Income Fund, Growth Equity Fund, International Equity Fund, Managed Allocation Fund, Tax-Exempt Bond Fund, High-Yield Bond Fund, Short-Term Bond Fund, Social Choice Equity Fund and Equity Index Fund) as of December 31, 2000, and the statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the TIAA-CREF Mutual Funds at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                        /s/ Ernst & Young LLP


February 5, 2001


                                                         2000 ANNUAL REPORT  107

TIAA-CREF MUTUAL FUNDS
----------------------------------------------------------------------------------------------------------
December 31, 2000

                                            MONEY             BOND           GROWTH &          GROWTH
                                            MARKET            PLUS            INCOME           EQUITY
                                             FUND             FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------


ASSETS

  Portfolio investments, at cost         $610,125,198     $268,291,065     $635,455,700     $862,811,281

  Net unrealized appreciation
   (depreciation) of
    portfolio investments                          --        4,529,420       28,622,179      (77,102,558)
----------------------------------------------------------------------------------------------------------
  Portfolio investments, at value         610,125,198      272,820,485      664,077,879      785,708,723

  Cash                                        189,626           21,353            9,954               --

  Receivable from securities
    transactions                                   --       13,997,729               --           37,936

  Receivable for Fund shares sold           4,507,507          533,354        2,561,384        1,756,001

  Dividends and interest receivable           909,817        2,431,464          616,360          374,948
----------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                          615,732,148      289,804,385      667,265,577      787,877,608
----------------------------------------------------------------------------------------------------------


LIABILITIES

  Accrued management fee                      146,139           62,357          237,677          311,738

  Due to custodian                                 --               --               --            8,172

  Payable for securities transactions              --       57,018,059               --           95,401

  Payable for Fund shares redeemed          3,474,316          103,816        1,069,049        1,683,491

  Income distribution payable                  60,663               --            1,409           10,304

  Other payables and accrued expenses           5,152            2,975            1,310            7,921
----------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                       3,686,270       57,187,207        1,309,445        2,117,027
----------------------------------------------------------------------------------------------------------
NET ASSETS                               $612,045,878     $232,617,178     $665,956,132     $785,760,581
==========================================================================================================


NET ASSETS CONSIST OF:

    Paid in capital                      $612,063,569     $232,116,646     $642,791,214     $866,365,993

    Accumulated undistributed
      (overdistributed) net
       investment income                           --           21,627               --          (48,201)

    Accumulated undistributed net
      realized gain (loss) on
      total investments                       (17,691)      (4,050,515)      (5,456,890)      (3,672,528)

    Accumulated net unrealized
      appreciation (depreciation)
      on total investments                         --        4,529,420       28,621,808      (76,884,683)
----------------------------------------------------------------------------------------------------------
NET ASSETS                               $612,045,878     $232,617,178     $665,956,132     $785,760,581
==========================================================================================================


Outstanding shares of beneficial
  interest, unlimited shares
  authorized ($.0001 par value)           612,063,569       23,046,970       47,402,552       61,075,230

NET ASSET VALUE PER SHARE                       $1.00           $10.09           $14.05           $12.87
==========================================================================================================

108  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF MUTUAL FUNDS                                                   STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------
December 31, 2000

 INTERNATIONAL      MANAGED       TAX-EXEMPT      HIGH-YIELD      SHORT-TERM      SOCIAL CHOICE      EQUITY
    EQUITY        ALLOCATION         BOND            BOND            BOND            EQUITY           INDEX
     FUND            FUND            FUND            FUND            FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------




 $289,707,579    $330,343,762     $36,856,524     $65,315,617     $28,673,094     $41,518,047     $73,120,543



  (14,198,200)          3,100       1,416,093      (3,056,905)        630,615      (2,207,589)     (5,851,546)
---------------- --------------------------------------------------------------------------------------------
  275,509,379     330,346,862      38,272,617      62,258,712      29,303,709      39,310,458      67,268,997

    1,341,305              --           4,512         143,569           4,895           1,497           1,294


    3,299,919       1,100,000       1,913,812              --              --              --          19,763

      914,315         530,833         104,344          46,792          88,427         205,538         479,090

      300,644          11,132         737,605       1,489,658         449,673          26,684          58,319
---------------- --------------------------------------------------------------------------------------------
  281,365,562     331,988,827      41,032,890      63,938,731      29,846,704      39,544,177      67,827,463
---------------- --------------------------------------------------------------------------------------------




      102,803              --           9,763          18,104           7,505           8,580          14,608

           --         779,587              --              --              --              --              --

    5,491,650          11,132       1,912,379              --              --         723,407         403,955

    5,333,367         383,685         183,000          23,040              --             500          41,572

        2,563             389              --             341              --              --             310

        4,098              --              82             145              70              82             151
---------------- --------------------------------------------------------------------------------------------
   10,934,481       1,174,793       2,105,224          41,630           7,575         732,569         460,596
---------------- --------------------------------------------------------------------------------------------
 $270,431,081    $330,814,034     $38,927,666     $63,897,101     $29,839,129     $38,811,608     $67,366,867
================ ============================================================================================




 $295,071,243    $320,021,581     $37,391,380     $67,609,171     $29,181,875     $40,969,615     $73,127,149



       (3,567)            805          11,650           8,838              --              --              --



  (10,396,609)     10,788,548         108,543        (664,003)         26,639          49,582          91,264



  (14,239,986)          3,100       1,416,093      (3,056,905)        630,615      (2,207,589)     (5,851,546)
---------------- --------------------------------------------------------------------------------------------
 $270,431,081    $330,814,034     $38,927,666     $63,897,101     $29,839,129     $38,811,608     $67,366,867
================ ============================================================================================




   25,157,263      27,120,315       3,721,044       6,791,772       2,917,917       4,053,959       7,327,307

       $10.75          $12.20          $10.46           $9.41          $10.23           $9.57           $9.19
============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 109

TIAA-CREF MUTUAL FUNDS

                                          MONEY           BOND            GROWTH &           GROWTH
                                          MARKET          PLUS             INCOME            EQUITY
                                          FUND            FUND              FUND              FUND
                                       -----------------------------------------------------------------
                                                      For the Year Ended December 31, 2000
                                       -----------------------------------------------------------------
INVESTMENT INCOME

  Interest                              $32,674,412      $15,416,866         $549,782         $589,963

  Dividends                                      --           48,232        6,710,691        3,228,660

  Foreign taxes withheld                         --               --          (56,220)         (17,174)
--------------------------------------------------------------------------------------------------------
       Total income                      32,674,412       15,465,098        7,204,253        3,801,449
--------------------------------------------------------------------------------------------------------


EXPENSES:

  Management fees                         3,990,035        1,843,396        5,848,626        8,047,620

  Trustee fees and expenses                   1,822              834            2,268            3,035
--------------------------------------------------------------------------------------------------------
  Total expenses before waiver            3,991,857        1,844,230        5,850,894        8,050,655

    Less expenses waived
      by the advisor                     (2,525,339)      (1,152,122)      (3,144,422)      (4,235,589)
--------------------------------------------------------------------------------------------------------
       Net expenses                       1,466,518          692,108        2,706,472        3,815,066
--------------------------------------------------------------------------------------------------------
  Net investment income (loss)           31,207,894       14,772,990        4,497,781          (13,617)
--------------------------------------------------------------------------------------------------------


NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON TOTAL INVESTMENTS

  Realized gain (loss) on:

    Portfolio investments                   (10,408)       1,436,839       12,548,958       38,261,563

    Underlying Fund distributions                --               --               --               --

    Futures transactions                         --               --          408,542          207,453

    Foreign currency transactions                --               --           68,597          (51,199)
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
    on total investments                    (10,408)       1,436,839       13,026,097       38,417,817
--------------------------------------------------------------------------------------------------------
  Change in unrealized
    appreciation (depreciation) on:

    Portfolio investments                        --       10,023,880      (67,794,498)    (243,385,347)

    Futures transactions                         --               --         (841,050)        (523,000)

    Translation of assets (other
      than portfolio investments)
      and liabilities denominated
      in foreign currencies                      --               --             (159)              --
--------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation (depreciation)
    on total investments                         --       10,023,880      (68,635,707)    (243,908,347)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on total
      investments                           (10,408)      11,460,719      (55,609,610)    (205,490,530)
--------------------------------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS        $31,197,486      $26,233,709     $(51,111,829)   $(205,504,147)
========================================================================================================

110  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                            STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL         MANAGED           TAX-EXEMPT          HIGH-YIELD         SHORT-TERM         SOCIAL CHOICE           EQUITY
   EQUITY           ALLOCATION             BOND                BOND               BOND                EQUITY               INDEX
    FUND               FUND                FUND                FUND               FUND                 FUND                FUND
-----------        ------------        ------------        ------------        ------------        ------------        ------------
FOR THE YEAR ENDED DECEMBER 31, 2000           FOR THE PERIOD MARCH 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000
------------------------------------   --------------------------------------------------------------------------------------------


$   174,638        $     32,787        $  1,471,822        $  4,714,615        $  1,592,678        $     53,778        $     82,403

  3,394,541           8,698,983                  --              88,056                  --             304,178             569,423

   (690,149)                 --                  --                  --                  --                (577)                (69)
------------------------------------------------------------------------------------------------------------------------------------
  2,879,030           8,731,770           1,471,822           4,802,671           1,592,678             357,379             651,757
------------------------------------------------------------------------------------------------------------------------------------




  2,919,302                  --             218,083             405,855             187,366             209,410             382,484

      1,085                  --                  82                 145                  70                  82                 151
------------------------------------------------------------------------------------------------------------------------------------
  2,920,387                  --             218,165             406,000             187,436             209,492             382,635


 (1,474,395)                 --            (136,302)           (241,581)           (117,103)           (135,981)           (251,634)
------------------------------------------------------------------------------------------------------------------------------------
  1,445,992                  --              81,863             164,419              70,333              73,511             131,001
------------------------------------------------------------------------------------------------------------------------------------
  1,433,038           8,731,770           1,389,959           4,638,252           1,522,345             283,868             520,756
------------------------------------------------------------------------------------------------------------------------------------







 30,073,040           1,985,163             244,308            (664,003)            175,819             191,634             114,466

         --          13,955,067                  --                  --                  --                  --                  --

   (323,731)                 --                  --                  --                  --                  --                  --

   (429,157)                 --                  --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------

 29,320,152          15,940,230             244,308            (664,003)            175,819             191,634             114,466
------------------------------------------------------------------------------------------------------------------------------------



(97,594,096)        (43,732,892)          1,416,093          (3,056,905)            630,615          (2,207,589)         (5,851,546)

     17,500                  --                  --                  --                  --                  --                  --




    122,665                  --                  --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------


(97,453,931)        (43,732,892)          1,416,093          (3,056,905)            630,615          (2,207,589)         (5,851,546)
------------------------------------------------------------------------------------------------------------------------------------


(68,133,779)        (27,792,662)          1,660,401          (3,720,908)            806,434          (2,015,955)         (5,737,080)
------------------------------------------------------------------------------------------------------------------------------------



$(66,700,741)      $(19,060,892)       $  3,050,360        $    917,344        $  2,328,779        $ (1,732,087)       $ (5,216,324)
====================================================================================================================================


SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 111


TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------------------------------


                                             MONEY MARKET FUND                     BOND PLUS FUND
                                        ---------------------------         ---------------------------
                                            FOR THE YEARS ENDED                 FOR THE YEARS ENDED
                                                DECEMBER 31,                         DECEMBER 31,
                                            2000             1999               2000              1999
--------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS:

  Net investment income (loss)           $31,207,894      $15,484,833      $14,772,990      $10,982,753

  Net realized gain (loss) on
    total investments                        (10,408)          (6,877)       1,436,839       (5,314,364)

 Net change in unrealized
   appreciation (depreciation)
   on total investments                           --               --       10,023,880       (7,510,407)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations                      31,197,486       15,477,956       26,233,709       (1,842,018)
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income             (31,207,894)     (15,484,833)     (14,751,363)     (10,982,753)

  In excess of net investment income              --               --               --          (29,357)

  From net realized gain on
    total investments                             --               --               --               --
--------------------------------------------------------------------------------------------------------
       Total distributions               (31,207,894)     (15,484,833)     (14,751,363)     (11,012,110)
--------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTIONS:

  Seed money redemptions by TIAA                  --      (52,851,933)     (29,900,730)      (9,103,000)

  Subscriptions                          621,373,739      457,344,272       66,011,344       88,216,517

  Reinvestment of distributions           30,393,378       14,954,612       14,057,771       10,478,773

  Exchanges among the Funds, net         (17,244,294)     (32,084,331)     (22,573,206)     (15,044,382)

  Redemptions                           (417,431,497)    (217,578,081)     (10,806,200)     (12,381,642)
--------------------------------------------------------------------------------------------------------
    Net increase from shareholder
      transactions                       217,091,326      169,784,539       16,788,979       62,166,266
--------------------------------------------------------------------------------------------------------
  Total increase in net assets           217,080,918      169,777,662       28,271,325       49,312,138

NET ASSETS

  Beginning of year                      394,964,960      225,187,298      204,345,853      155,033,715
--------------------------------------------------------------------------------------------------------
  End of year                           $612,045,878     $394,964,960     $232,617,178     $204,345,853
========================================================================================================



CHANGE IN FUND SHARES:

  Shares outstanding,
    beginning of year                    394,972,243      225,187,704       21,219,325       15,052,690
--------------------------------------------------------------------------------------------------------
  Seed money shares redeemed by TIAA              --      (52,851,933)      (2,981,154)        (918,796)

  Shares sold                            621,373,739      457,344,272        6,784,804        8,785,902

  Shares issued in reinvestment
    of distributions                      30,393,378       14,954,612        1,440,710        1,061,063

  Shares exchanged among
    the Funds, net                       (17,244,294)     (32,084,331)      (2,303,198)      (1,656,630)

  Shares redeemed                       (417,431,497)    (217,578,081)      (1,113,517)      (1,104,904)
--------------------------------------------------------------------------------------------------------
    Net increase in shares
      outstanding                        217,091,326      169,784,539        1,827,645        6,166,635
--------------------------------------------------------------------------------------------------------
  Shares outstanding, end of year        612,063,569      394,972,243       23,046,970       21,219,325
========================================================================================================


112  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS


                                                                                               STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
       GROWTH & INCOME FUND               GROWTH EQUITY FUND           INTERNATIONAL EQUITY FUND          MANAGED ALLOCATION FUND
    --------------------------         ------------------------     -------------------------------    ----------------------------
       FOR THE YEARS ENDED               FOR THE YEARS ENDED              FOR THE YEARS ENDED                FOR THE YEARS ENDED
          DECEMBER 31,                       DECEMBER 31,                    DECEMBER 31,                       DECEMBER 31,
     2000              1999            2000              1999           2000             1999              2000              1999
-----------------------------------------------------------------------------------------------------------------------------------

$  4,497,781    $   3,152,449    $     (13,617)   $     733,377    $   1,433,038    $   1,599,196    $   8,731,770    $   5,550,604
  13,026,097       21,753,194       38,417,817       41,665,781       29,320,152       10,597,435       15,940,230        6,003,561
 (68,635,707)      64,322,442     (243,908,347)     110,836,038      (97,453,931)      71,816,052      (43,732,892)      26,264,115
-----------------------------------------------------------------------------------------------------------------------------------
 (51,111,829)      89,228,085     (205,504,147)     153,235,196      (66,700,741)      84,012,683      (19,060,892)      37,818,280
-----------------------------------------------------------------------------------------------------------------------------------


  (4,497,781)      (3,152,449)              --         (718,684)      (1,433,038)      (1,599,196)      (8,731,770)      (6,594,363)
    (124,699)         (22,503)          (6,884)              --         (445,406)         (93,788)              --               --
 (27,606,614)     (17,339,813)     (48,616,299)     (35,533,948)     (42,653,501)      (3,475,912)      (9,510,576)        (824,275)
-----------------------------------------------------------------------------------------------------------------------------------
 (32,229,094)     (20,514,765)     (48,623,183)     (36,252,632)     (44,531,945)      (5,168,896)     (18,242,346)      (7,418,638)
-----------------------------------------------------------------------------------------------------------------------------------


          --      (56,727,011)              --      (57,185,880)              --      (14,890,000)      (6,856,299)     (59,570,000)
 241,659,234      290,847,934      371,784,502      316,020,250      195,715,107       72,734,618      139,564,606      120,670,740
  30,610,053       19,412,362       47,244,664       35,306,048       43,120,956        5,077,311       17,306,449        7,107,275
  (9,407,449)      17,789,301       21,057,550       23,420,253       23,457,108       12,448,805       (4,743,565)      (6,529,646)
 (55,283,082)     (30,942,249)     (96,470,692)     (34,632,884)    (136,448,494)     (16,950,390)     (21,526,043)     (10,572,862)
-----------------------------------------------------------------------------------------------------------------------------------
 207,578,756      240,380,337      343,616,024      282,927,787      125,844,677       58,420,344      123,745,148       51,105,507
-----------------------------------------------------------------------------------------------------------------------------------
 124,237,833      309,093,657       89,488,694      399,910,351       14,611,991      137,264,131       86,441,910       81,505,149


 541,718,299      232,624,642      696,271,887      296,361,536      255,819,090      118,554,959      244,372,124      162,866,975

-----------------------------------------------------------------------------------------------------------------------------------
$665,956,132    $ 541,718,299    $ 785,760,581    $ 696,271,887    $ 270,431,081    $ 255,819,090    $ 330,814,034    $ 244,372,124
===================================================================================================================================

  34,000,823       17,449,059       40,499,770       21,708,531       15,909,110       11,248,585       17,975,893       13,810,531
-----------------------------------------------------------------------------------------------------------------------------------
          --       (3,874,248)              --       (3,915,637)              --       (1,364,322)        (512,562)      (4,822,121)
  15,337,850       20,004,558       21,506,906       21,269,142       12,951,065        5,899,058       10,245,152        9,801,352
   2,140,050        1,243,755        3,609,170        2,083,043        4,052,757          324,287        1,359,998          556,145
    (552,175)       1,153,684        1,122,885        1,443,973        1,364,337        1,197,954         (354,464)        (523,795)
  (3,523,996)      (1,975,985)      (5,663,501)      (2,089,282)      (9,120,006)      (1,396,452)      (1,593,702)        (846,219)
-----------------------------------------------------------------------------------------------------------------------------------
  13,401,729       16,551,764       20,575,460       18,791,239        9,248,153        4,660,525        9,144,422        4,165,362
-----------------------------------------------------------------------------------------------------------------------------------
  47,402,552       34,000,823       61,075,230       40,499,770       25,157,263       15,909,110       27,120,315       17,975,893
===================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 113

TIAA-CREF MUTUAL FUNDS                                                                          STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
For the Period March 1, 2000 (commencement         TAX-EXEMPT         HIGH-YIELD       SHORT-TERM      SOCIAL CHOICE       EQUITY
 of operations) to December 31, 2000                  BOND              BOND             BOND             EQUITY           INDEX
                                                      FUND              FUND             FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS


OPERATIONS:

  Net investment income                            $  1,389,959     $  4,638,252     $  1,522,345     $    283,868     $    520,756

  Net realized gain (loss) on total investments         244,308         (664,003)         175,819          191,634          114,466

  Net change in unrealized appreciation
    (depreciation) on total investments               1,416,093       (3,056,905)         630,615       (2,207,589)      (5,851,546)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from operations             3,050,360          917,344        2,328,779       (1,732,087)      (5,216,324)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                         (1,378,309)      (4,622,923)      (1,522,345)        (283,868)        (520,756)

  In excess of net investment income                         --               --           (1,215)          (3,941)          (4,454)

  From net realized gain on total investments          (135,765)          (6,491)        (147,965)        (138,111)         (18,748)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                              (1,514,074)      (4,629,414)      (1,671,525)        (425,920)        (543,958)
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTIONS:

  Seed money subscriptions by TIAA                   25,000,000       50,000,000       25,000,000       25,000,000       50,000,000

  Seed money redemptions by TIAA                     (9,707,000)      (8,180,000)      (2,705,000)              --               --

  Subscriptions                                      15,853,569       15,988,358       17,597,734       13,547,524       17,078,194

  Reinvestment of distributions                       1,373,256        4,321,030        1,627,920          388,421          537,515

  Exchanges among the  Funds, net                     5,271,355        7,266,761      (11,304,796)       2,198,947        6,021,589

  Redemptions                                          (399,800)      (1,786,978)      (1,033,983)        (165,277)        (510,149)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase from shareholder transactions       37,391,380       67,609,171       29,181,875       40,969,615       73,127,149

------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF PERIOD                        $ 38,927,666     $ 63,897,101     $ 29,839,129     $ 38,811,608     $ 67,366,867
====================================================================================================================================


CHANGE IN FUND SHARES:

  Seed money shares sold to TIAA                      2,500,000        5,000,000        2,500,000        2,500,000        5,000,000

  Seed money shares redeemed by TIAA                   (940,192)        (816,938)        (266,504)              --               --

  Shares sold                                         1,551,505        1,620,884        1,745,762        1,317,185        1,718,002

  Shares issued in reinvestment
    of distributions                                    134,314          445,075          161,495           39,597           57,251

  Shares exchanged among the
     Funds, net                                         514,384          729,154       (1,121,180)         213,662          604,819

  Shares redeemed                                       (38,967)        (186,403)        (101,656)         (16,485)         (52,765)
------------------------------------------------------------------------------------------------------------------------------------
  Shares outstanding, end of period                   3,721,044        6,791,772        2,917,917        4,053,959        7,327,307
====================================================================================================================================

114  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS


TIAA-CREF  MUTUAL FUNDS                                                                                         FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------


                                                                                      MONEY MARKET FUND
                                                            ------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                              FOR THE             FOR THE           FOR THE       JULY 17, 1997
                                                               YEAR                YEAR              YEAR         (COMMENCEMENT
                                                              ENDED               ENDED             ENDED        OF OPERATIONS) TO
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                               2000                1999              1998             1997(a)
------------------------------------------------------------------------------------------------------------------------------------


SELECTED PER SHARE DATA

    Net asset value, beginning of period                       $1.00              $1.00              $1.00             $1.00
------------------------------------------------------------------------------------------------------------------------------------
    Gain from investment operations:

      Net investment income                                     0.06               0.05               0.05              0.02
------------------------------------------------------------------------------------------------------------------------------------
         Total gain from investment operations                  0.06               0.05               0.05              0.02
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions from:

       Net investment income                                   (0.06)             (0.05)             (0.05)            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                     (0.06)             (0.05)             (0.05)            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                             $1.00              $1.00              $1.00             $1.00
====================================================================================================================================


TOTAL RETURN                                                    6.33%              5.05%              5.45%             2.51%



RATIOS AND SUPPLEMENTAL DATA

    Net assets at end of period (in thousands)               $612,046           $394,965           $225,187           $63,605

    Ratio of expenses to average net
        assets before expense waiver                            0.79%              0.79%              0.79%             0.36%

    Ratio of expenses to average net
        assets after expense waiver                             0.29%              0.29%              0.29%             0.13%

    Ratio of net investment income to
        average net assets                                      6.18%              4.97%              5.28%             2.49%

    Portfolio turnover rate                                      n/a                n/a                n/a                n/a

    (a) The percentages shown for this period are not annualized.
====================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 115


TIAA-CREF  MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       BOND PLUS FUND
                                                            ------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                              FOR THE             FOR THE           FOR THE       JULY 17, 1997
                                                               YEAR                YEAR              YEAR         (COMMENCEMENT
                                                              ENDED               ENDED             ENDED         OF OPERATIONS) TO
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                               2000                1999              1998             1997(a)
------------------------------------------------------------------------------------------------------------------------------------


SELECTED PER SHARE DATA

    Net asset value, beginning of period                          $9.63               $10.30            $10.09           $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Gain (loss) from investment operations:

       Net investment income                                       0.62                 0.56              0.56             0.27

       Net realized and unrealized gain
            (loss) on investments                                  0.46                (0.66)             0.32             0.20
------------------------------------------------------------------------------------------------------------------------------------
      Total gain (loss) from investment operations                 1.08                (0.10)             0.88             0.47
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions from:

       Net investment income                                      (0.62)               (0.56)            (0.56)           (0.27)

       In excess of net investment income                         --                   (0.01)            --               --

       Net realized gains                                         --                   --                (0.11)           (0.11)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                        (0.62)               (0.57)            (0.67)           (0.38)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                               $10.09                $9.63            $10.30           $10.09
====================================================================================================================================


TOTAL RETURN                                                      11.68%               (1.01)%            8.94%            4.79%



RATIOS AND SUPPLEMENTAL DATA

    Net assets at end of period (in thousands)                 $232,617             $204,346          $155,034          $58,403

    Ratio of expenses to average net assets
        before expense waiver                                      0.80%                0.80%             0.80%            0.37%

    Ratio of expenses to average net assets
        after expense waiver                                       0.30%                0.30%             0.30%            0.14%

    Ratio of net investment income to
        average net assets                                         6.41%                5.75%             5.66%            2.72%

    Portfolio turnover rate                                      313.29%(b)           652.82%           531.92%          143.61%

(a)  The percentages shown for this period are not annualized.

(b)  During 2000, the Bond PLUS Fund began structuring dollar roll transactions as financing transactions (see note 2). Had these transactionsbeen treated for the entire year as purchases and sales, rather than as financing transactions the portfolio turnover rate for the year ended December 31,
     2000 would have been 472.03%.
====================================================================================================================================

116  2000 ANNUAL REPORT                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------


                        GROWTH & INCOME FUND                                           GROWTH EQUITY FUND
----------------------------------------------------------------  ------------------------------------------------------------------
                                                                  FOR THE PERIOD                                    FOR THE PERIOD
   FOR THE         FOR THE         FOR THE       JULY 17, 1997        FOR THE        FOR THE        FOR THE          JULY 17, 1997
     YEAR            YEAR            YEAR        (COMMENCEMENT         YEAR            YEAR           YEAR           (COMMENCEMENT
    ENDED           ENDED           ENDED      OF OPERATIONS) TO      ENDED           ENDED          ENDED         OF OPERATIONS) TO
  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
     2000            1999            1998           1997(a)            2000            1999           1998               1997(a)
------------------------------------------------------------------------------------------------------------------------------------

     $15.93          $13.33          $10.32          $10.00           $17.19           $13.65          $10.12           $10.00
------------------------------------------------------------------------------------------------------------------------------------
       0.11            0.11            0.10            0.07               --             0.02            0.03             0.06

      (1.27)           3.13            3.04            0.32            (3.47)            4.47            3.61             0.28
------------------------------------------------------------------------------------------------------------------------------------
      (1.16)           3.24            3.14            0.39            (3.47)            4.49            3.64             0.34
------------------------------------------------------------------------------------------------------------------------------------
      (0.11)          (0.11)          (0.10)          (0.07)              --            (0.02)          (0.03)           (0.06)
------------------------------------------------------------------------------------------------------------------------------------
      (0.61)          (0.53)          (0.03)             --            (0.85)           (0.93)          (0.08)           (0.16)
------------------------------------------------------------------------------------------------------------------------------------
      (0.72)          (0.64)          (0.13)          (0.07)           (0.85)           (0.95)          (0.11)           (0.22)
------------------------------------------------------------------------------------------------------------------------------------
     $14.05          $15.93          $13.33          $10.32           $12.87           $17.19          $13.65           $10.12
====================================================================================================================================


      (7.33)%         24.46%          30.51%           3.96%          (20.29)%          33.00%          35.97%            3.44%





   $665,956        $541,718        $232,625         $61,822         $785,761         $696,272        $296,362          $64,487

       0.93%           0.93%           0.93%           0.43%            0.95%            0.95%           0.95%            0.44%

       0.43%           0.43%           0.43%           0.20%            0.45%            0.45%           0.45%            0.21%

       0.72%           0.82%           0.97%           0.76%            0.00%            0.16%           0.37%            0.68%

      21.41%          39.35%          71.49%           1.46%           42.07%           69.56%          49.91%           29.44%

====================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS                         2000 ANNUAL REPORT 117

                                                                                      INTERNATIONAL EQUITY FUND
                                                            ------------------------------------------------------------------------
                                                               FOR THE          FOR THE           FOR THE         FOR THE PERIOD
                                                                YEAR              YEAR              YEAR           JULY 17, 1997
                                                                ENDED             ENDED             ENDED         (COMMENCEMENT
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    OF OPERATIONS) TO
                                                                2000              1999              1998       DECEMBER 31, 1997 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
    Net asset value, beginning of period                       $16.08             $10.54              $8.92            $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Gain (loss) from investment operations:

       Net investment income                                     0.08               0.11               0.09              0.07

       Net realized and unrealized gain
           (loss) on investments                                (3.32)              5.77               1.63             (1.07)
------------------------------------------------------------------------------------------------------------------------------------
      Total gain (loss) from
           investment operations                                (3.24)              5.88               1.72             (1.00)
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions from:

       Net investment income                                    (0.08)             (0.11)             (0.08)            (0.07)

       In excess of net investment income                       (0.01)             --                 (0.02)            (0.01)

       Net realized gains                                       (2.00)             (0.23)             --                --
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                      (2.09)             (0.34)             (0.10)            (0.08)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                             $10.75             $16.08             $10.54             $8.92
====================================================================================================================================

TOTAL RETURN                                                   (19.99)%            55.83%             19.27%           (10.09)%


RATIOS AND SUPPLEMENTAL DATA

    Net assets at end of period (in thousands)               $270,431           $255,819           $118,555           $47,758

    Ratio of expenses to average net assets
        before expense waiver                                    0.99%              0.99%              0.99%             0.46%

    Ratio of expenses to average net assets
        after expense waiver                                     0.49%              0.49%              0.49%             0.23%

    Ratio of net investment income to
        average net assets                                       0.49%              1.03%              1.23%             0.56%

    Portfolio turnover rate                                    138.33%             74.16%             27.20%             4.56%

    (a) The percentages shown for this period are not annualized.
====================================================================================================================================

118 2000 ANNUAL REPORT                         SEE NOTES TO FINANCIAL STATEMENTS


                                                                                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                              TAX-EXEMPT  HIGH-YIELD    SHORT-TERM    SOCIAL CHOICE   EQUITY
                                                                 BOND        BOND           BOND         EQUITY       INDEX
                  MANAGED ALLOCATION FUND                        FUND        FUND           FUND          FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             FOR THE PERIOD
  FOR THE          FOR THE       FOR THE     JULY 17, 1997
   YEAR             YEAR          YEAR      (COMMENCEMENT OF
  ENDED            ENDED         ENDED       OPERATIONS) TO
DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      FOR THE PERIOD MARCH 1, 2000 (COMMENCEMENT OF OPERATIONS)
   2000             1999          1998          1997(a)                         TO DECEMBER 31, 2000)(a)
------------------------------------------------------------------------------------------------------------------------------------


   $13.59         $11.79         $10.01        $10.00        $10.00        $10.00        $10.00        $10.00        $10.00
------------------------------------------------------------------------------------------------------------------------------------

     0.37           0.38           0.34          0.23          0.42          0.78          0.54          0.08          0.08

    (1.03)          1.85           1.76          0.01          0.50         (0.59)         0.29         (0.39)        (0.81)
------------------------------------------------------------------------------------------------------------------------------------
    (0.66)          2.23           2.10          0.24          0.92          0.19          0.83         (0.31)        (0.73)
------------------------------------------------------------------------------------------------------------------------------------
    (0.37)         (0.38)         (0.32)        (0.23)        (0.42)        (0.78)        (0.54)        (0.08)        (0.08)

    --             --             --            --            --            --            (0.01)        --            --

    (0.36)         (0.05)         --            --            (0.04)        --            (0.05)        (0.04)        --
------------------------------------------------------------------------------------------------------------------------------------
    (0.73)         (0.43)         (0.32)        (0.23)        (0.46)        (0.78)        (0.60)        (0.12)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
   $12.20         $13.59         $11.79        $10.01        $10.46         $9.41        $10.23         $9.57         $9.19
====================================================================================================================================


    (4.99)%        19.20%         21.24%         2.44%         9.38%         1.91%         8.51%        (3.14)%       (7.32)%





 $330,814       $244,372       $162,867       $59,087       $38,928       $63,897       $29,839       $38,812       $67,367

     0.00%          0.00%          0.00%         0.00%         0.67%         0.70%         0.67%         0.65%         0.64%

     0.00%          0.00%          0.00%         0.00%         0.25%         0.29%         0.25%         0.23%         0.22%

     2.87%          2.70%          2.80%         2.46%         4.27%         8.05%         5.45%         0.88%         0.87%

     0.71%          3.90%          4.78%         0.00%       136.41%        36.99%       387.42%         2.34%         5.70%
====================================================================================================================================



SEE NOTES TO FINANCIAL STATEMENTS                       2000 ANNUAL REPORT   119

TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

TIAA-CREF Mutual Funds (the "Funds") is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. The Money Market, Bond Plus, Growth & Income, Growth Equity, International Equity, and Managed Allocation Funds commenced operations on July 17, 1997 with an investment by Teachers Insurance and Annuity Association of America ("TIAA"). The Tax-Exempt Bond, High-Yield Bond, Short-Term Bond, Social Choice Equity, and Equity Index Funds commenced operations on March 1, 2000 with an investment by TIAA.

The following table summarizes the activity in the Funds' shares owned by TIAA for the period ended December 31, 2000.

                                                                                              VALUE OF
                                                                   VALUE      SHARES HELD   SHARES HELD
                             SHARES      VALUE OF     SHARES      OF SHARES     BY TIAA       BY TIAA
                             SOLD TO   SHARES SOLD    REDEEMED    REDEEMED    AT DECEMBER   AT DECEMBER
                              TIAA       TO TIAA      BY TIAA      BY TIAA     31, 2000      31, 2000
                            ---------  -----------   ---------   -----------  -----------   -----------
Bond PLUS Fund                     --  $        --   2,981,154   $29,900,730          --   $        --
International Equity Fund          --           --          --            --   3,804,407    40,897,379
Managed Allocation Fund            --           --     512,562     6,856,299          --            --
Tax-Exempt Bond Fund        2,500,000   25,000,000     940,192     9,707,000   1,659,558    17,358,979
High-Yield Bond Fund        5,000,000   50,000,000     816,938     8,180,000   4,559,086    42,900,997
Short-Term Bond Fund        2,500,000   25,000,000     266,504     2,705,000   2,379,587    24,343,173
Social Choice Equity Fund   2,500,000   25,000,000          --            --   2,530,184    24,213,858
Equity Index Fund           5,000,000   50,000,000          --            --   5,042,486    46,340,451


The following is information about the Managed Allocation Fund's holdings in the other Funds as of December 31, 2000.


                                 NUMBER OF SHARES     PERCENT OF TOTAL SHARES
                                   HELD IN FUND       OUTSTANDING IN EACH FUND
                                 ----------------     ------------------------
Money Market Fund                      659,895               0.11%
Bond PLUS Fund                      12,010,135              52.11%
Growth & Income Fund                 5,998,762              12.65%
Growth Equity Fund                   6,385,768              10.46%
International Equity Fund            3,267,503              12.99%
High-Yield Bond Fund                   734,496              10.81%

The Funds publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors, Inc. ("Advisors"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates.

120 2000 ANNUAL REPORT

TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

The following is a summary of the significant accounting policies consistently followed by the Funds, which are in conformity with accounting principles generally accepted in the United States.

VALUATION OF INVESTMENTS: Securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. The Managed Allocation Fund values its investments in the underlying funds at the net asset values of such funds. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For Funds other than the Money Market Fund, money market instruments are valued at fair market value, except for such instruments within 60 days to maturity, which are valued at amortized cost, which approximates market value. For the Money Market Fund, securities are valued using the amortized cost method, which approximates market value. The amortized cost method initially values securities at original cost and assumes a constant rate of amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts and premiums on short-term money market instruments are amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, except for certain foreign dividends, which are recorded as the Funds are informed of the ex-dividend date.

DOLLAR ROLL TRANSACTIONS: The Funds may enter into dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same issuer and interest rate and substantially similar maturity) on a specified future date. During the roll period a Fund forgoes principal and interest paid on the securities. The Funds record dollar rolls as financing transactions. Dollar rolls can enhance a Fund's return by earning a spread between the yield on the underlying securities and short-term interest rates.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION: The records of the Funds are maintained in U.S. dollars. Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are "marked-to market" at the end of each day's trading. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon maturity or if the counterparties do not perform in accordance with contractual provisions.

                                                          2000 ANNUAL REPORT 121

TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

FUTURES CONTRACTS: The Funds may use futures contracts to manage exposure to the stock market or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. The underlying face amount at value of any open futures contracts at the end of the period reflects exposure to the underlying instrument/index. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated. The price and interest rate of such securities are fixed at trade date. For when-issued purchases, a Fund does not earn interest on such securities until settlement date.

RESTRICTED SECURITIES: Restricted securities held by the Funds, which are identified in the accompanying statement of investments, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income, if any, for the Bond PLUS, Short-Term Bond, Tax-Exempt Bond and High-Yield Bond Funds are declared and paid monthly; for the Growth & Income and Managed Allocation Funds are declared and paid quarterly; for the Growth Equity, International Equity, Social Choice Equity and Equity Index Funds are declared and paid annually; and for the Money Market Fund are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the respective components of net assets.

INCOME TAXES: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year. At December 31, 2000, the Money Market, Bond PLUS and High-Yield Bond Funds have capital loss carryovers of $8,662, $3,971,387 and $501,185, respectively which will begin to expire in 2007.

122 2000 ANNUAL REPORT

TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3. MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays a fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund until July 1, 2006. As a result, during such waiver period, Advisors will receive the following annual percentages of each Fund's average daily net assets:

                              INVESTMENT               INVESTMENT
                              MANAGEMENT             MANAGEMENT FEE
                                 FEE        WAIVER    AFTER WAIVER
                              ----------    ------    ------------
Money Market Fund                 0.79%      0.50%      0.29%
Bond PLUS Fund                    0.80%      0.50%      0.30%
Growth & Income Fund              0.93%      0.50%      0.43%
Growth Equity Fund                0.95%      0.50%      0.45%
International Equity Fund         0.99%      0.50%      0.49%
Managed Allocation Fund           0.00%      0.00%      0.00%
Tax-Exempt Bond Fund              0.80%      0.50%      0.30%
High-Yield Bond Fund              0.84%      0.50%      0.34%
Short-Term Bond Fund              0.80%      0.50%      0.30%
Social Choice Equity Fund         0.77%      0.50%      0.27%
Equity Index Fund                 0.76%      0.50%      0.26%

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests.

NOTE 4. INVESTMENTS

At December 31, 2000, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation for the Funds was as follows:

                                                                  NET UNREALIZED
                                     GROSS UNREALIZED             APPRECIATION
                               APPRECIATION      DEPRECIATION     (DEPRECIATION)
                               ------------      ------------     -------------
Bond PLUS Fund                 $  5,608,190      $  1,078,770     $  4,529,420
Growth & Income Fund            113,392,626        84,770,447       28,622,179
Growth Equity Fund               96,566,143       173,668,701      (77,102,558)
International Equity Fund        23,082,207        37,280,407      (14,198,200)
Managed Allocation Fund           7,099,784         7,096,684            3,100
Tax-Exempt Bond Fund              1,421,101             5,008        1,416,093
High-Yield Bond Fund              1,440,081         4,496,986       (3,056,905)
Short-Term Bond Fund                632,199             1,584          630,615
Social Choice Equity Fund         5,564,789         7,772,378       (2,207,589)
Equity Index Fund                 9,776,545        15,628,091       (5,851,546)


                                                          2000 ANNUAL REPORT 123

TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)


At December 31, 2000, the Growth Equity Fund held 21 open futures contracts in the Standard & Poor's 500 Index expiring March 2001, with a value of $7,008,750 and an unrealized gain of $217,875.

Purchases and sales of portfolio securities for the Funds, other than the Money Market Fund, for the period ended December 31, 2000, other than short-term money market instruments, were as follows:

                              NON-GOVERNMENT      GOVERNMENT      NON-GOVERNMENT      GOVERNMENT
                                 PURCHASES         PURCHASES           SALES             SALES
                               ------------      ------------      ------------      ------------
Bond PLUS Fund                 $143,151,370      $928,259,269      $ 78,885,906      $810,740,744
Growth & Income Fund            344,589,252         1,090,780       137,707,726            93,376
Growth Equity Fund              680,626,488           279,940       356,794,917         1,356,357
International Equity Fund       528,017,819                --       425,053,919                --
Managed Allocation Fund         163,382,154                --        34,610,830                --
Tax-Exempt Bond Fund                     --       110,435,378                --        73,795,705
High-Yield Bond Fund             93,321,831                --        33,758,707                --
Short-Term Bond Fund             61,016,420        75,608,314        46,828,517        61,810,645
Social Choice Equity Fund        41,418,517           421,443         1,502,092            16,403
Equity Index Fund                76,650,841           513,679         4,797,567            53,480


NOTE 5. TRUSTEE FEES

Each Fund, other than the Managed Allocation Fund, pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees.

NOTE 6. LINE OF CREDIT

The Growth & Income, Growth Equity, International Equity, Managed Allocation, High-Yield Bond, Social Choice Equity, and Equity Index Funds participate in a $2.5 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain College Retirement Equities Fund Accounts and certain TIAA-CREF Institutional Mutual Funds, all of which are managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Accounts and Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Accounts or Funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2000, there were no borrowings under this credit facility. During January 2001, TIAA-CREF Life Funds and TIAA Separate Account VA-1, both of which are managed by Advisors, also began to share in the credit facility.


124 2000 ANNUAL REPORT

TIAA-CREF MUTUAL FUNDS
--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION -- (UNAUDITED)


The following TIAA-CREF Mutual Funds paid distributions which were designated as being from net long-term capital gains realized by the Funds during 2000:

                                                  AMOUNT
                                  AMOUNT         PER SHARE
                               -----------      ----------
Growth & Income Fund           $19,325,184      $    0.428
Growth Equity Fund             $47,213,889      $    0.821
International Equity Fund      $31,028,833      $    1.459
Managed Allocation Fund        $ 6,819,638      $    0.261

The following TIAA-CREF Mutual Funds paid distributions during 2000 from ordinary income that partially qualify for the corporate dividends received deduction. The percentage that qualifies is noted below:

Growth & Income Fund              50.90%
Managed Allocation Fund            7.17%
Social Choice Equity Fund         60.64%
Equity Index Fund                 79.94%

The International Equity Fund received income from foreign sources during 2000 of $3,394,541 ($0.1596 per share) and paid taxes to foreign countries during 2000 of $690,149 ($0.0324 per share).

The Tax-Exempt Bond Fund paid distributions to shareholders during 2000 totaling $1,514,074, of which $1,359,544 was exempt from federal income tax.

By early 2001, shareholders should have received their Form 1099-DIV and tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.


                                                          2000 ANNUAL REPORT 125

TIAA-CREF PRODUCTS

o    TIAA-CREF Mutual Funds

o    TIAA-CREF Life Personal Annuities

o    TIAA Life Insurance Coverage

o    Teachers Long Term Care Insurance

o    TIAA-CREF Retirement Annuities

o    TIAA-CREF Supplemental Retirement Annuities (SRAs)

o    TIAA-CREF IRAs

TIAA-CREF SERVICES

AUTOMATED TELEPHONE SERVICE

800 842-2252

24 hours a day, 7 days a week

TIAA-CREF Mutual Funds shareholders can use the ATS to check fund performance, net asset values, and account balances, and to initiate purchases or exchanges. For pension annuities, participants can use the ATS to allocate future premiums, transfer accumulations, get TIAA's current rates of interest, current performance of the variable accounts, the latest accumulation unit values, and total accumulations.

PERSONAL ASSISTANCE

800 223-1200

8 a.m. to 11 p.m. ET, Monday - Friday

For questions about TIAA-CREF Mutual Funds, Teachers Personal Annuity, Teachers LongTerm Care, and TIAA Life Insurance.

800 842-2776

8 a.m. to 11 p.m. ET, Monday - Friday
9 a.m. to 6 p.m. ET, Saturday and Sunday

For questions about retirement saving and planning, quarterly and annual benefits reports, receiving annuity payment, annuity options and tax reports.

Internet Access

Visit our World Wide Web Site:

www.tiaa-cref.org

Through our Inter/ACT system at TIAA-CREF's Worl Wide Web site, you can see your account balance and transaction records, exchange shares between funds, and buy new shares online. You can also see the latest value of your Retirement Annuities (RAs), Supplemental Retirement Annuities(SRAs), and IRA accumulations, check on the last premiums paid to your contact, review or change your premium allocations, transfer accumulations among you TIAA-CREF accounts, and tell us about a change in your address.

MUTUAL FUND INFORMATION ONLINE

TIAA-CREF

www.tiaa-cref.org/mfs/index.html

MORNINGSTAR

www.morningstar.com

LIPPER ANALYTICAL SERVICES

www.lipperweb.com

                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                                   TIAA-CREF


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